[Scudder Investments Logo]

Annual report to
shareholders for the year
ended December 31, 2002

Scudder Variable Series II

Scudder Aggressive Growth Portfolio

Scudder Blue Chip Portfolio

Scudder Contrarian Value Portfolio

Scudder Global Blue Chip Portfolio

Scudder Government Securities Portfolio

Scudder Growth Portfolio

Scudder High Income Portfolio

Scudder International Select Equity Portfolio

Scudder Investment Grade Bond Portfolio

Scudder Money Market Portfolio

Scudder Small Cap Growth Portfolio

Scudder Strategic Income Portfolio

Scudder Technology Growth Portfolio

Scudder Total Return Portfolio

SVS Davis Venture Value Portfolio

SVS Dreman Financial Services Portfolio

SVS Dreman High Return Equity Portfolio

SVS Dreman Small Cap Value Portfolio

SVS Eagle Focused Large Cap Growth Portfolio

SVS Focus Value+Growth Portfolio

SVS Index 500 Portfolio

SVS INVESCO Dynamic Growth Portfolio

SVS Janus Growth and Income Portfolio

SVS Janus Growth Opportunities Portfolio

SVS MFS Strategic Value Portfolio

SVS Oak Strategic Equity Portfolio

SVS Turner Mid Cap Growth Portfolio

Contents

<Click Here> Economic Overview

Management Summary, Portfolios of Investments, Financial Statements, Financial Highlights for:

<Click Here> Scudder Aggressive Growth Portfolio

<Click Here> Scudder Blue Chip Portfolio

<Click Here> Scudder Contrarian Value Portfolio

<Click Here> Scudder Global Blue Chip Portfolio

<Click Here> Scudder Government Securities Portfolio

<Click Here> Scudder Growth Portfolio

<Click Here> Scudder High Income Portfolio (formerly Scudder High Yield Portfolio)

<Click Here> Scudder International Select Equity Portfolio (formerly Scudder International Research Portfolio)

<Click Here> Scudder Investment Grade Bond Portfolio

<Click Here> Scudder Money Market Portfolio

<Click Here> Scudder Small Cap Growth Portfolio

<Click Here> Scudder Strategic Income Portfolio

<Click Here> Scudder Technology Growth Portfolio

<Click Here> Scudder Total Return Portfolio

<Click Here> SVS Davis Venture Value Portfolio (formerly SVS Venture Value Portfolio)

<Click Here> SVS Dreman Financial Services Portfolio

<Click Here> SVS Dreman High Return Equity Portfolio

<Click Here> SVS Dreman Small Cap Value Portfolio (formerly Scudder Small Cap Value Portfolio)

<Click Here> SVS Eagle Focused Large Cap Growth Portfolio (formerly SVS Focused Large Cap Growth Portfolio)

<Click Here> SVS Focus Value+Growth Portfolio

<Click Here> SVS Index 500 Portfolio

<Click Here> SVS INVESCO Dynamic Growth Portfolio (formerly SVS Dynamic Growth Portfolio)

<Click Here> SVS Janus Growth and Income Portfolio (formerly SVS Growth and Income Portfolio)

<Click Here> SVS Janus Growth Opportunities Portfolio (formerly SVS Growth Opportunities Portfolio)

<Click Here> SVS MFS Strategic Value Portfolio

<Click Here> SVS Oak Strategic Equity Portfolio (formerly SVS Strategic Equity Portfolio)

<Click Here> SVS Turner Mid Cap Growth Portfolio (formerly SVS Mid Cap Growth Portfolio)

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Shareholder Meeting Results

Economic Overview

Dear Shareholder:

For the past few years, economic activity has been restrained by the unwinding of the late-1990s boom.

During the boom of the late 1990s, companies invested large quantities of money in equipment to produce goods, and they hired more and more employees at higher salaries. Individuals bought goods and services at a robust pace. And stock prices skyrocketed. Then stock prices tumbled. Consumers, feeling poorer, bought fewer goods. And when demand for their goods slowed, companies slashed capital investment (in equipment, new factories, etc.) and cut jobs. This caused the economy to slow down.

Now we see the economy recovering in a series of starts and stops, thanks to two conflicting factors. On one hand, aggressive government policies have kept the economy from stumbling too badly as companies and individuals adjusted to the slowdown. Low interest rates and tax cuts made it easier for consumers to keep spending money, especially on high-price items such as new homes and cars. And when consumers spent money, businesses were able to manufacture more goods - and continue to make money. On the other hand, increased geopolitical uncertainty - fears of terrorism and worries about the effect of a potential war in Iraq - has made already-hesitant consumers and businesses even more reluctant to spend and expand.

The outlook for 2003 hinges on how these factors play out. The recovery is likely to be slow for two reasons. First, individuals still need to increase their savings levels. And second, businesses still have more equipment, factories and inventories than they need. But government policies should be helpful. The Federal Reserve is likely to keep interest rates low, and tax relief packages will likely further stimulate spending. And perhaps most importantly, we believe that geopolitical uncertainty will decrease. That doesn't mean that war will be averted in the Middle East. However, any conflict in the Middle East would create the potential for oil prices to increase, which could, in turn, cause a significant shock to the economy.

Economic Guideposts Data as of 12/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Deutsche Asset Management

If these shocks are avoided, the economic recovery should solidify. This will improve the financial markets. We expect the stock market to improve as businesses begin to make money again - but even after the price declines of the past three years, stocks are still not cheap, so returns will likely be lower than they were in the 1980s and 1990s. As for the fixed income market, interest rates and rates of return on all financial assets will be much lower than in the past few decades. That's because the US is likely to remain in an environment of price stability (i.e., low inflation) similar to the late 1950s and early 1960s.

Of course, there are risks to our forecast. The economic rebound could be more powerful than we anticipate - especially if there is a quick and favorable resolution of tensions in the Middle East. But the rebound also could be less powerful than we anticipate. For example, the economy is especially vulnerable to adverse geopolitical shocks, which could cause already-timid consumers and businesses to hunker down further.

A similar forecast exists for international economies. We expect a modest growth in corporate profits across the board. And foreign stocks are relatively cheap. As a result, we expect single-digit positive returns in the overseas stock markets. However, our optimism is tempered by geopolitical uncertainty and its potential impact on oil.

Deutsche Asset Management
Economics Group

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of January 10, 2003, and may not actually come to pass.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Management Summary December 31, 2002

Scudder Aggressive Growth Portfolio

The overall stock market declined for the third consecutive year, something that has not occurred in more than 60 years.

In the aftermath of Enron's collapse, a credit crunch affected companies of all sizes. Aggressive accounting practices tarnished entire sectors, including some of the information technology and telecommunications leaders of the late 1990s, and some health care service companies. Ongoing threats of terrorism, geopolitical instability and questions about the reliability of corporate earnings reports hung over the markets. For calendar year 2002, all sectors of the S&P 500 Index produced negative returns. Information technology and telecommunications services led the decline.

In this tempestuous period, the portfolio fell slightly harder than the market. Because the portfolio is, by mandate, aggressive, it was significantly more heavily weighted in information technology (IT) stocks than the benchmark, which ultimately hurt overall performance for the annual period. Some of the losses were, however, modestly offset by select IT positions that rebounded in the fourth quarter. Not surprisingly, the portfolio's underweight stake in historically defensive arenas such as consumer discretionary stocks also detracted from annual performance relative to the benchmark. Finally, the portfolio's position in the telecommunications sector, while small, hurt performance as well.

In December, investors' hopes for an US economic rebound by year end faded with the risk of war in Iraq. The consensus outlook for corporate profits remained murky. A new management team took the helm in November, and remains dedicated to closely monitoring the fundamental operations of every stock. The team expects to focus on companies with superior and sustainable growth prospects relative to the overall equity market. The team continues to concentrate on companies with a low probability of negative earnings surprises, carefully reviewing corporate managements to ascertain how growth is being achieved.

Audrey M.T. Jones
Samuel A. Dedio
Doris R. Klug
Co-Managers, Deutsche Investment Management Americas Inc.

Growth of an Assumed $10,000 Investment in Scudder Aggressive Growth Portfolio from 5/1/1999 to 12/31/2002
[] Scudder Aggressive Growth Portfolio - Class A [] Russell 3000 Index [] S&P 500 Index

The Russell 3000 Index is an unmanaged index composed of the largest-capitalized US-domiciled companies whose stocks trade in the US. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and capital gains and do not reflect fees or expenses; investors cannot directly access an index.

Average Annual Total Returns[1]
Scudder Aggressive Growth Portfolio	1-Year	3-Year	Life of Portfolio[2]
Class A	-30.66%	-19.81%	-8.53%	(Since 5/1/1999)*

* The Portfolio commenced operations on May 1, 1999. Index returns begin April 30, 1999.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
2 The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

Scudder Aggressive Growth Portfolio

	Shares	Value ($)

Common Stocks 86.8%
Consumer Discretionary 11.3%
Automobiles 1.5%
Harley-Davidson, Inc.	14,700	679,140
Hotel Restaurants & Leisure 2.6%
Gtech Holdings Corp.*	24,300	676,998
The Cheesecake Factory, Inc.*	13,300	480,795
		1,157,793
Media 2.9%
Dow Jones & Co., Inc.	21,100	912,153
Univision Communications, Inc. "A"*	17,300	423,850
		1,336,003
Specialty Retail 3.0%
Copart, Inc.*	19,600	232,064
Pier 1 Imports, Inc.	24,200	458,106
Regis Corp.	26,100	678,339
		1,368,509
Textiles, Apparel & Luxury Goods 1.3%
Brown Shoe Co., Inc.	25,200	600,516
Consumer Staples 2.0%
Beverages 1.0%
Constellation Brands, Inc. "A"*	19,200	455,232
Food & Drug Retailing 1.0%
Performance Food Group Co.*	14,000	475,426
Energy 4.3%
Energy Equipment & Services 1.6%
Precision Drilling Corp.*	22,500	732,150
Oil & Gas 2.7%
EOG Resources, Inc.	18,800	750,496
Pioneer Natural Resources Co.*	19,000	479,750
		1,230,246
Financials 10.0%
Banks 0.9%
Investors Financial Services Corp.	14,800	405,372
Diversified Financials 7.3%
Citigroup, Inc.	12,500	439,875
Fannie Mae	6,800	437,444
Freddie Mac	7,600	448,780
Investment Technology Group, Inc.*	21,000	469,560
Labranche & Co., Inc.*	16,400	436,896
Midcap SPDR Trust	13,900	1,093,235
		3,325,790
Insurance 1.8%
Renaissance Retail Group Ltd.	9,700	384,120
Willis Group Holding Ltd.*	15,200	435,784
		819,904
	Shares	Value ($)

Health Care 21.6%
Biotechnology 4.4%
Amgen, Inc.*	25,900	1,252,006
MedImmune, Inc.*	27,600	749,892
		2,001,898
Health Care Equipment & Supplies 2.9%
Medtronic, Inc.	28,498	1,299,509
Health Care Providers & Services 3.9%
DaVita, Inc.*	23,500	579,745
Laboratory Corp. of America Holdings*	50,500	1,173,620
		1,753,365
Pharmaceuticals 10.4%
Andrx Group*	34,800	510,516
Biovail Corp.*	35,200	929,632
Johnson & Johnson	16,500	886,215
Pfizer, Inc.	40,500	1,238,085
Teva Pharmaceutical Industries Ltd. (ADR)	13,400	517,374
Watson Pharmaceuticals, Inc.*	22,300	630,421
		4,712,243
Industrials 7.5%
Air Freight & Logistics 1.0%
Expeditors International of Washington, Inc.	14,300	466,895
Airlines 1.8%
SkyWest, Inc.	28,600	373,802
Southwest Airlines Co.	30,500	423,950
		797,752
Commercial Services & Supplies 3.6%
Fiserv, Inc.*	27,800	943,810
Paychex, Inc.	24,600	686,340
		1,630,150
Road & Rail 1.1%
Swift Transportation Co., Inc.*	25,600	512,461
Information Technology 24.4%
Communications Equipment 1.1%
Cisco Systems, Inc.*	38,400	503,040
Computers & Peripherals 4.3%
Dell Computer Corp.*	25,000	668,500
EMC Corp.*	111,000	681,540
Network Appliance, Inc.*	57,000	570,000
		1,920,040
Electronic Equipment & Instruments 4.8%
Coherent, Inc.*	26,700	532,665
Jabil Circuit, Inc.*	36,900	661,248
Nanometrics, Inc.*	6,700	28,073
Photon Dynamics, Inc.*	9,900	225,720
Symbol Technologies, Inc.	6,875	56,513
Vishay Intertechnology, Inc.*	60,500	676,390
		2,180,609
	Shares	Value ($)

Semiconductor Equipment & Products 5.0%
Analog Devices, Inc.*	17,500	417,725
Linear Technology Corp.	16,000	411,520
Microchip Technology, Inc.	30,300	740,835
PDF Solutions, Inc.*	31,700	219,681
QLogic Corp.*	13,700	472,787
		2,262,548
Software 9.2%
Intuit, Inc.*	10,500	492,660
Mercury Interactive Corp.*	30,300	898,395
Microsoft Corp.*	38,600	1,995,620
Oracle Corp.*	54,600	589,680
SkillSoft PLC (ADR)*	1,300	3,575
THQ, Inc.*	14,800	196,100
		4,176,030
	Shares	Value ($)

Materials 1.1%
Containers & Packaging
Packaging Corp. of America*	26,900	490,656
Telecommunication Services 1.4%
Diversified Telecommunication Services 0.4%
Time Warner Telecom, Inc. "A"*	95,000	200,450
Wireless Telecommunication Services 1.0%
Triton PCS Holdings, Inc. "A"*	109,900	431,906
Other 3.2%
Standard & Poor's 500 Depository Receipt Trust (SPDRs)	16,200	1,429,326
Total Common Stocks (Cost $50,522,190)		39,354,959

Cash Equivalents 13.2%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $5,965,564)	5,965,564	5,965,564
Total Investment Portfolio - 100.0% (Cost $56,487,754) (a)		45,320,523

Notes to Scudder Aggressive Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $56,709,336. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $11,388,813. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,316,664 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,705,477.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $56,487,754)	$ 45,320,523
Cash	10,000
Receivable for investments sold	172,377
Dividends receivable	14,221
Interest receivable	8,723
Receivable for Portfolio shares sold	45,631
Total assets	45,571,475
Liabilities
Payable for investments purchased	986,614
Payable for Portfolio shares redeemed	18,434
Accrued management fee	30,511
Other accrued expenses and payables	16,703
Total liabilities	1,052,262
Net assets, at value	$ 44,519,213
Net Assets
Net assets consist of: Accumulated net investment loss	(486)
Net unrealized appreciation (depreciation) on investments	(11,167,231)
Accumulated net realized gain (loss)	(34,772,510)
Paid-in capital	90,459,440
Net assets, at value	$ 44,519,213
Class A Net Asset Value, offering and redemption price per share ($44,436,650 / 6,292,403 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.06
Class B Net Asset Value, offering and redemption price per share ($82,563 / 11,689 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.06

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,629)	$ 144,602
Interest	196,551
Total Income	341,153
Expenses: Management fee	410,143
Custodian and accounting fees	12,075
Distribution service fees	18
Auditing	9,493
Legal	943
Trustees' fees and expenses	347
Reports to shareholders	5,451
Other	2,658
Total expenses before expense reductions	441,128
Expense reductions	(460)
Total expenses after expense reductions	440,668
Net investment income (loss)	(99,515)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(25,619,840)
Written options	39,183
Foreign currency related transactions	28
(25,580,629)
Net unrealized appreciation (depreciation) during the period on investments	4,021,333
Net gain (loss) on investment transactions	(21,559,296)
Net increase (decrease) in net assets resulting from operations	$ (21,658,811)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2002	2001
Operations: Net investment income (loss)	$ (99,515)	$ 377,095
Net realized gain (loss) on investment transactions	(25,580,629)	(4,894,259)
Net unrealized appreciation (depreciation) on investment transactions during the period	4,021,333	(11,620,364)
Net increase (decrease) in net assets resulting from operations	(21,658,811)	(16,137,528)
Distributions to shareholders from: Net investment income Class A	(257,547)	(652,558)
Portfolio share transactions: Class A Proceeds from shares sold	16,785,284	32,965,142
Reinvestment of distributions	257,547	652,558
Cost of shares redeemed	(21,199,303)	(12,188,961)
Net increase (decrease) in net assets from Class A share transactions	(4,156,472)	21,428,739
Class B* Proceeds from shares sold	85,623	-
Cost of shares redeemed	(134)	-
Net increase (decrease) in net assets from Class B share transactions	85,489	-
Increase (decrease) in net assets	(25,987,341)	4,638,653
Net assets at beginning of period	70,506,554	65,867,901
Net assets at end of period (including accumulated net investment loss and undistributed net investment income of $486 and $221,556, respectively)	$ 44,519,213	$ 70,506,554
Other Information
Class A Shares outstanding at beginning of period	6,898,699	4,990,960
Shares sold	1,832,303	3,006,544
Shares issued to shareholders in reinvestment of distributions	26,632	62,858
Shares redeemed	(2,465,231)	(1,161,663)
Net increase (decrease) in Portfolio shares	(606,296)	1,907,739
Shares outstanding at end of period	6,292,403	6,898,699
Class B* Shares outstanding at beginning of period	-	-
Shares sold	11,707	-
Shares redeemed	(18)	-
Net increase (decrease) in Portfolio shares	11,689	-
Shares outstanding at end of period	11,689	-

* For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002	2001	2000[a]	1999[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.22	$ 13.20	$ 13.99	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	.06	.18	.06
Net realized and unrealized gain (loss) on investment transactions	(3.11)	(2.92)	(.87)	3.93
Total from investment operations	(3.12)	(2.86)	(.69)	3.99
Less distributions from: Net investment income	(.04)	(.12)	-	-
Net realized gains on investment transactions	-	-	(.10)	-
Total distributions	(.04)	(.12)	(.10)	-
Net asset value, end of period	$ 7.06	$ 10.22	$ 13.20	$ 13.99
Total Return (%)	(30.66)	(21.76)	(4.96)	39.89d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	71	66	12
Ratio of expenses before expense reductions (%)	.81	.86	.95	2.66*
Ratio of expenses after expense reductions (%)	.81	.86	.94	.50*
Ratio of net investment income (loss) (%)	(.19)	.58	1.22	.80*
Portfolio turnover rate (%)	71	42	103	90*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b For the period from May 1, 1999 (commencement of operations) to December 31, 1999.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.43
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.35)
Total from investment operations	(.37)
Net asset value, end of period	$ 7.06
Total Return (%)	(4.98)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1
Ratio of expenses (%)	1.06*
Ratio of net investment income (loss) (%)	(.47)*
Portfolio turnover rate (%)	71

a For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2002

Scudder Blue Chip Portfolio

Despite a fourth quarter stock market rally, US equity markets declined for the third straight year in 2002. Further threats of terrorist attacks, unrest in the Middle East, risks of a war with Iraq and concerns about corporate accounting tactics kept investors on edge and broad market returns in negative territory.

The portfolio's performance was helped by stock selection within the banking, diversified financials, utilities and capital goods areas. On the flip side, issues within the portfolio's health care equipment and semiconductor areas hurt relative performance.

While our outlook for the stock market and the fund is improving, we expect continued volatility in 2003. The fourth quarter rally was a sharp bounce-back of some of the most badly beaten up technology and telecommunications stocks, and not an indication of broad market strength. When investors' attention to company fundamentals begins to guide investment decisions, we expect to see a broad-based recovery. We will continue to seek value by investing in stocks with reasonable valuations, sound growth prospects and strong cash flow.

Joshua Feuerman
David Koziol
Michael S. Patchen
Co-Managers
Deutsche Investment Management Americas Inc.

Growth of an Assumed $10,000 Investment in Scudder Blue Chip Portfolio from 5/1/1997 to 12/31/2002
[] Scudder Blue Chip Portfolio - Class A [] Russell 1000 Index [] S&P 500 Index

The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized United States companies whose common stocks are traded in the US This larger capitalization, market-oriented index is highly correlated with the S&P 500 Index. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index. Beginning with the next annual report, the Russell 1000 Index, which better reflects the Portfolio's investment style, will be shown instead of the S&P 500 Index.

Yearly periods ended December 31

Average Annual Total Returns[1]
Scudder Blue Chip Portfolio	1-Year	3-Year	5-Year	Life of Portfolio
Class A	-22.11%	-15.45%	-2.94%	-.70%	(Since 5/1/1997)*

* The Portfolio commenced operations on May 1, 1997. Index returns begin April 30, 1997.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

Scudder Blue Chip Portfolio

	Shares	Value ($)

Common Stocks 98.5%
Consumer Discretionary 16.5%
Auto Components 1.0%
American Axle & Manufacturing Holdings, Inc.*	71,700	1,679,214
Automobiles 0.8%
Harley-Davidson, Inc.	29,200	1,349,040
Hotel Restaurants & Leisure 1.1%
Gtech Holdings Corp.*	67,900	1,891,694
Household Durables 0.2%
Fortune Brands, Inc.	6,500	302,315
Internet & Catalog Retailing 0.1%
eBay, Inc.*	2,500	169,550
Leisure Equipment & Products 1.4%
Eastman Kodak Co.	65,700	2,302,128
Polaris Industries, Inc.	3,500	205,100
		2,507,228
Media 3.9%
Clear Channel Communications, Inc.*	33,300	1,241,757
Comcast Corp. "A"*	20,538	484,091
McGraw-Hill, Inc.	43,500	2,629,140
Tribune Co.	29,800	1,354,708
Viacom, Inc. "B"*	27,751	1,131,131
		6,840,827
Multiline Retail 1.6%
Wal-Mart Stores, Inc.	54,100	2,732,591
Specialty Retail 4.9%
American Eagle Outfitters, Inc.*	11,000	151,580
AutoZone, Inc.*	10,800	763,020
Chico's FAS, Inc.*	43,600	824,476
Home Depot, Inc.	20,700	495,972
Office Depot, Inc.*	47,800	705,528
RadioShack Corp.	49,700	931,378
Rent-A-Center, Inc.*	25,700	1,283,715
Ross Stores, Inc.	26,800	1,136,052
Talbots, Inc.	25,300	696,509
Williams-Sonoma, Inc.*	52,200	1,417,230
		8,405,460
Textiles, Apparel & Luxury Goods 1.5%
Jones Apparel Group, Inc.*	57,700	2,044,888
VF Corp.	15,900	573,195
		2,618,083
Consumer Staples 7.1%
Beverages 3.5%
Anheuser-Busch Companies, Inc.	38,700	1,873,080
Coca-Cola Enterprises, Inc.	59,100	1,283,652
PepsiCo, Inc.	69,000	2,913,180
		6,069,912
	Shares	Value ($)

Food & Drug Retailing 0.9%
Sysco Corp.	40,400	1,203,516
Whole Foods Market, Inc.*	5,600	295,288
		1,498,804
Food Products 0.9%
ConAgra Foods, Inc.	44,000	1,100,440
Sara Lee Corp.	19,500	438,945
		1,539,385
Household Products 1.8%
Clorox Co.	15,200	627,000
Colgate-Palmolive Co.	31,800	1,667,274
Procter & Gamble Co.	10,600	910,964
		3,205,238
Energy 6.0%
Oil & Gas
Anadarko Petroleum Corp.	47,200	2,260,880
ChevronTexaco Corp.	11,000	731,280
Devon Energy Corp.	44,100	2,024,190
Exxon Mobil Corp.	119,240	4,166,246
Noble Energy, Inc.	18,300	687,165
XTO Energy, Inc.	16,800	414,960
		10,284,721
Financials 18.7%
Banks 8.7%
Bank of America Corp.	15,300	1,064,421
Bank One Corp.	56,200	2,054,110
GreenPoint Financial Corp.	21,700	980,406
J.P. Morgan Chase & Co.	118,600	2,846,400
US Bancorp.	36,000	763,920
Wachovia Corp.	51,400	1,873,016
Washington Mutual, Inc.	82,500	2,848,725
Wells Fargo & Co.	54,400	2,549,728
		14,980,726
Diversified Financials 6.3%
American Express Co.	50,300	1,778,105
Charles Schwab Corp.	37,200	403,620
Citigroup, Inc.	76,000	2,674,440
Countrywide Financial Corp.	20,200	1,043,330
Fannie Mae	20,900	1,344,497
Freddie Mac	12,400	732,220
MBNA Corp.	65,800	1,251,516
Morgan Stanley	42,000	1,676,640
		10,904,368
Insurance 3.6%
AFLAC, Inc.	51,000	1,536,120
American International Group, Inc.	28,712	1,660,989
Fidelity National Financial, Inc.	12,900	423,507
Principal Financial Group, Inc.	22,400	674,912
Progressive Corp.	11,300	560,819
W.R. Berkley Corp.	34,200	1,354,662
		6,211,009
	Shares	Value ($)

Real Estate 0.1%
Equity Office Properties Trust (REIT)	5,900	147,382
Health Care 14.7%
Biotechnology 1.7%
Amgen, Inc.*	59,300	2,866,562
Health Care Providers & Services 2.1%
HCA, Inc.	23,000	954,500
Mid Atlantic Medical Services, Inc.*	31,600	1,023,840
UnitedHealth Group, Inc.	20,500	1,711,750
		3,690,090
Pharmaceuticals 10.9%
Abbott Laboratories	86,600	3,464,000
Forest Laboratories, Inc.*	17,800	1,748,316
Johnson & Johnson	72,782	3,909,121
Merck & Co., Inc.	44,200	2,502,162
Pfizer, Inc.	199,650	6,103,301
Watson Pharmaceuticals, Inc.*	38,200	1,079,914
		18,806,814
Industrials 11.9%
Aerospace & Defense 2.6%
Goodrich Corp.	86,000	1,575,520
Honeywell International, Inc.	52,200	1,252,800
Lockheed Martin Corp.	29,100	1,680,525
		4,508,845
Air Freight & Logistics 1.9%
CNF Transportation, Inc.	3,400	113,016
FedEx Corp.	40,100	2,174,222
Ryder System, Inc.	15,200	341,088
United Parcel Service, Inc. "B"	10,900	687,572
		3,315,898
Airlines 0.3%
SkyWest, Inc.	43,400	567,238
Commercial Services & Supplies 1.5%
CSG Systems International, Inc.*	31,500	429,975
Deluxe Corp.	16,900	711,490
First Data Corp.	16,900	598,429
Global Payments, Inc.	5,300	169,653
University of Phoenix Online	5,800	207,872
Viad Corp.	19,300	431,355
		2,548,774
Construction & Engineering 0.2%
Shaw Group, Inc.*	18,100	297,745
Electrical Equipment 1.3%
American Power Conversion Corp.*	34,400	521,160
Energizer Holdings, Inc.*	40,100	1,118,790
Hubbell, Inc. "B"	11,000	386,540
Molex, Inc.	14,200	327,168
		2,353,658
Industrial Conglomerates 3.7%
3M Co.	29,100	3,588,030
General Electric Co.	115,400	2,809,990
		6,398,020
	Shares	Value ($)

Road & Rail 0.4%
Swift Transportation Co., Inc.*	31,400	628,565
Information Technology 15.1%
Communications Equipment 0.7%
Cisco Systems, Inc.*	97,500	1,277,250
Computers & Peripherals 5.0%
Dell Computer Corp.*	40,000	1,069,600
Hewlett-Packard Co.	137,800	2,392,208
International Business Machines Corp.	51,600	3,999,000
Storage Technology Corp.*	58,100	1,244,502
		8,705,310
Electronic Equipment & Instruments 1.4%
Arrow Electronics, Inc.*	50,200	642,058
Tech Data Corp.*	64,500	1,738,920
		2,380,978
Internet Software & Services 0.1%
Yahoo!, Inc.*	8,000	130,800
Semiconductor Equipment & Products 3.0%
Integrated Circuit Systems*	11,700	213,525
Intel Corp.	206,800	3,219,876
QLogic Corp.*	12,600	434,826
Texas Instruments, Inc.	92,800	1,392,928
		5,261,155
Software 4.9%
Activision, Inc.*	44,700	652,173
BearingPoint, Inc.*	51,700	356,730
BMC Software, Inc.*	42,700	730,597
Microsoft Corp.*	81,700	4,223,890
Oracle Corp.*	225,600	2,436,480
		8,399,870
Materials 1.7%
Containers & Packaging 1.4%
Ball Corp.	41,800	2,139,742
Owens-Illinois, Inc.	25,200	367,416
		2,507,158
Metals & Mining 0.3%
United States Steel Corp.	35,500	465,760
Telecommunication Services 4.9%
Diversified Telecommunication Services 4.6%
ALLTEL Corp.	7,700	392,700
AT&T Corp.	31,060	810,977
BellSouth Corp.	43,600	1,127,932
Sprint Corp.	111,900	1,620,312
Verizon Communications, Inc.	103,600	4,014,500
		7,966,421
Wireless Telecommunication Services 0.3%
Nextel Communications, Inc. "A"*	38,600	445,830
	Shares	Value ($)

Utilities 1.9%
Electric Utilities
Edison International*	16,000	189,600
Exelon Corp.	42,600	2,248,002
Southern Co.	29,200	828,988
		3,266,590
Total Common Stocks (Cost $175,184,569)		170,126,878

	Principal Amount ($)	Value ($)

US Government & Agencies 0.2%
US Treasury Bill, 1.63%**, 1/23/2003 (c) (Cost $374,626)	375,000	374,750

	Shares	Value ($)

Cash Equivalents 1.3%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $2,159,098)	2,159,098	2,159,098
Total Investment Portfolio - 100.0% (Cost $177,718,293) (a)		172,660,726

Notes to Scudder Blue Chip Portfolio of Investments

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $178,949,122. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $6,288,396. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,224,016 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,512,412.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) At December 31, 2002, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.
At December 31, 2002, open futures contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)
S&P 500 Index Future	3/20/2003	20	4,423,420	4,394,500
Total unrealized depreciation on open futures contracts purchased				(28,920)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $177,718,293)	$ 172,660,726
Receivable for investments sold	25,074,318
Dividends receivable	186,085
Interest receivable	3,592
Receivable for Portfolio shares sold	15,099
Receivable for daily variation margin on open futures contracts	7,000
Other assets	2,948
Total assets	197,949,768
Liabilities
Payable for investments purchased	22,961,143
Payable for Portfolio shares redeemed	697,172
Accrued management fee	101,243
Other accrued expenses and payables	53,337
Total liabilities	23,812,895
Net assets, at value	$ 174,136,873
Net Assets
Net assets consist of: Undistributed net investment income	1,271,447
Net unrealized appreciation (depreciation) on: Investments	(5,057,567)
Futures	(28,920)
Accumulated net realized gain (loss)	(72,851,896)
Paid-in capital	250,803,809
Net assets, at value	$ 174,136,873
Class A Net Asset Value, offering and redemption price per share ($173,753,746 / 18,535,421 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.37
Class B Net Asset Value, offering and redemption price per share ($383,127 / 40,975 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.35

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,151)	$ 2,722,131
Interest	109,130
Total Income	2,831,261
Expenses: Management fee	1,373,856
Custodian fees	14,155
Distribution service fees	65
Auditing	34,373
Legal	2,470
Trustees' fees and expenses	1,591
Reports to shareholders	25,580
Other	10,088
Total expenses, before expense reductions	1,462,178
Expense reductions	(38)
Total expenses, after expense reductions	1,462,140
Net investment income (loss)	1,369,121
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(31,456,625)
Futures	(281,333)
(31,737,958)
Net unrealized appreciation (depreciation) during the period on: Investments	(23,701,623)
Futures	(28,920)
(23,730,543)
Net gain (loss) on investment transactions	(55,468,501)
Net increase (decrease) in net assets resulting from operations	$ (54,099,380)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ 1,369,121	$ 940,922
Net realized gain (loss) on investment transactions	(31,737,958)	(34,639,379)
Net unrealized appreciation (depreciation) on investment transactions during the period	(23,730,543)	(4,738,753)
Net increase (decrease) in net assets resulting from operations	(54,099,380)	(38,437,210)
Distributions to shareholders from: Net investment income Class A	(811,699)	(975,786)
Portfolio share transactions: Class A Proceeds from shares sold	30,297,497	69,494,725
Reinvestment of distributions	811,699	975,786
Cost of shares redeemed	(42,122,019)	(19,446,054)
Net increase (decrease) in net assets from Class A share transactions	(11,012,823)	51,024,457
Class B* Proceeds from shares sold	390,999	-
Cost of shares redeemed	(13)	-
Net increase (decrease) in net assets from Class B share transactions	390,986	-
Increase (decrease) in net assets	(65,532,916)	11,611,461
Net assets at beginning of period	239,669,789	228,058,328
Net assets at end of period (including undistributed net investment income of $1,271,447 and $717,086, respectively)	$ 174,136,873	$ 239,669,789
Other Information
Class A Shares outstanding at beginning of period	19,851,259	15,830,661
Shares sold	2,729,968	5,517,335
Shares issued to shareholders in reinvestment of distributions	66,642	78,578
Shares redeemed	(4,112,448)	(1,575,315)
Net increase (decrease) in Portfolio shares	(1,315,838)	4,020,598
Shares outstanding at end of period	18,535,421	19,851,259
Class B* Shares outstanding at beginning of period	-	-
Shares sold	40,976	-
Shares issued to shareholders in reinvestment of distributions	-	-
Shares redeemed	(1)	-
Net increase (decrease) in Portfolio shares	40,975	-
Shares outstanding at end of period	40,975	-

* For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002	2001	2000[a]	1999[a]	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.07	$ 14.41	$ 15.69	$ 12.60	$ 11.15
Income (loss) from investment operations: Net investment income (loss)	.07[b]	.05[b]	.07[b]	.09[b]	.10
Net realized and unrealized gain (loss) on investment transactions	(2.73)	(2.33)	(1.29)	3.08	1.45
Total from investment operations	(2.66)	(2.28)	(1.22)	3.17	1.55
Less distributions from: Net investment income	(.04)	(.06)	(.06)	(.08)	(.10)
Total distributions	(.04)	(.06)	(.06)	(.08)	(.10)
Net asset value, end of period	$ 9.37	$ 12.07	$ 14.41	$ 15.69	$ 12.60
Total Return (%)	(22.11)	(15.81)	(7.84)	25.24	13.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	174	240	228	185	78
Ratio of expenses before expense reductions (%)	.69	.69	.71	.71	.76
Ratio of expenses after expense reductions (%)	.69	.69	.71	.70	.76
Ratio of net investment income (loss) (%)	.65	.42	.44	.67	1.18
Portfolio turnover rate (%)	195	118	86	64	102

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b Based on average shares outstanding during the period.

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.28
Income (loss) from investment operations: Net investment income (loss)[b]	.03
Net realized and unrealized gain (loss) on investment transactions	(.96)
Total from investment operations	(.93)
Net asset value, end of period	$ 9.35
Total Return (%)	(9.05)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4
Ratio of expenses (%)	.94*
Ratio of net investment income (loss) (%)	.61*
Portfolio turnover rate (%)	195

a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2002

Scudder Contrarian Value Portfolio

Although the portfolio lost ground, the Scudder Contrarian Value Portfolio held up better than the broad market in 2002.

Industrial stocks were the most important contributor to relative performance. Early in the period, we built positions in stocks that had been battered due to fears of a weakening economy. As the economy improved, these stocks rallied. Strategic moves within information technology stocks proved helpful as well. Our positioning in financial stocks, which emphasized investments in smaller regional banks over larger money-center banks, also added value.

Health care detracted minimally from relative performance due to some of the portfolio's struggling pharmaceutical stocks. However, we remain committed to this area and believe that over time the performance of these stocks will improve.

The portfolio comprises solid companies with projected earnings growth that is faster than the market, valuations that are lower than the market and current dividend income that is materially higher. The market decline has broadened the list of quality stocks we can view within the context of our philosophy. We will continue to be diligent and attempt to improve quality further, as well as pursue enhanced earnings growth and dividend yield.

Thomas F. Sassi and Frederick L. Gaskin
Co-Managers, Deutsche Investment Management Americas Inc.

Growth of an Assumed $10,000 Investment in Scudder Contrarian Value Portfolio from 5/1/1996 to 12/31/2002
[] Scudder Contrarian Value Portfolio - Class A [] Russell 1000 Value Index [] S&P 500 Index

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index. Beginning with the next annual report, the Russell 1000 Value Index, which better reflects the Portfolio's investment style, will be shown instead of the S&P 500 Index.

Yearly periods ended December 31

Average Annual Total Returns[1]
Scudder Contrarian Value Portfolio	1-Year	3-Year	5-Year	Life of Portfolio
Class A	-14.98%	.19%	1.49%	7.78%	(Since 5/1/1996)*

* The Portfolio commenced operations on May 1, 1996. Index returns begin April 30, 1996.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

Scudder Contrarian Value Portfolio

	Shares	Value ($)

Common Stocks 96.2%
Consumer Discretionary 6.8%
Auto Components 1.4%
Dana Corp.	251,400	2,956,464
Multiline Retail 4.0%
Federated Department Stores, Inc.*	32,000	920,320
Sears, Roebuck & Co.	126,500	3,029,675
Target Corp.	67,000	2,010,000
The May Department Stores Co.	110,000	2,527,800
		8,487,795
Textiles, Apparel & Luxury Goods 1.4%
The Limited, Inc.	210,000	2,925,300
Consumer Staples 2.7%
Food & Drug Retailing 0.5%
Albertson's, Inc.	52,000	1,157,520
Food Products 2.2%
McDonald's Corp.	140,000	2,251,200
Sara Lee Corp.	106,200	2,390,562
		4,641,762
Energy 11.9%
Oil & Gas
BP PLC (ADR)	140,644	5,717,179
ChevronTexaco Corp.	69,600	4,627,008
ConocoPhillips	116,400	5,632,596
Exxon Mobil Corp.	229,200	8,008,248
Royal Dutch Petroleum Co. (New York shares)	32,000	1,408,640
		25,393,671
Financials 30.1%
Banks 21.5%
AmSouth Bancorp.	190,000	3,648,000
Bank of America Corp.	79,906	5,559,060
FleetBoston Financial Corp.	206,400	5,015,520
J.P. Morgan Chase & Co.	264,700	6,352,800
KeyCorp.	74,000	1,860,360
National City Corp.	134,900	3,685,468
PNC Financial Services Group	132,400	5,547,560
SunTrust Banks, Inc.	69,700	3,967,324
US Bancorp.	222,000	4,710,840
Wachovia Corp.	156,100	5,688,284
		46,035,216
Diversified Financials 1.8%
Citigroup, Inc.	111,500	3,923,685
Insurance 1.4%
Jefferson-Pilot Corp.	40,100	1,528,211
Lincoln National Corp.	47,000	1,484,260
		3,012,471
Real Estate 0.7%
Post Properties, Inc. (REIT)	61,500	1,469,850
	Shares	Value ($)

Other Financial Companies 4.7%
Fannie Mae	76,600	4,927,678
Freddie Mac	86,600	5,113,730
		10,041,408
Health Care 11.5%
Health Care Equipment & Supplies 3.5%
Baxter International, Inc.	129,000	3,612,000
Becton, Dickinson & Co.	126,500	3,882,285
		7,494,285
Pharmaceuticals 8.0%
Abbott Laboratories	75,000	3,000,000
Bristol-Myers Squibb Co.	246,900	5,715,735
Merck & Co., Inc.	91,200	5,162,832
Wyeth	86,700	3,242,580
		17,121,147
Industrials 13.7%
Aerospace & Defense 4.9%
Honeywell International, Inc.	163,100	3,914,400
Raytheon Co.	87,700	2,696,775
United Technologies Corp.	63,000	3,902,220
		10,513,395
Commercial Services & Supplies 2.7%
Automatic Data Processing, Inc.	72,000	2,826,000
Pitney Bowes, Inc.	87,400	2,854,484
		5,680,484
Electrical Equipment 2.1%
Emerson Electric Co.	90,000	4,576,500
Industrial Conglomerates 2.7%
General Electric Co.	89,700	2,184,195
Textron, Inc.	85,600	3,679,944
		5,864,139
Road & Rail 1.3%
Burlington Northern Santa Fe Corp.	110,000	2,861,100
Information Technology 11.3%
Computers & Peripherals 4.0%
EMC Corp.*	244,000	1,498,160
Hewlett-Packard Co.	311,397	5,405,852
International Business Machines Corp.	20,000	1,550,000
		8,454,012
Electronic Equipment & Instruments 3.1%
Diebold, Inc.	76,000	3,132,720
Waters Corp.*	159,000	3,463,020
		6,595,740
Semiconductor Equipment & Products 4.2%
Applied Materials, Inc.*	168,800	2,199,464
Intel Corp.	358,700	5,584,959
Texas Instruments, Inc.	84,000	1,260,840
		9,045,263
	Shares	Value ($)

Materials 7.6%
Chemicals 3.1%
Air Products & Chemicals, Inc.	25,000	1,068,750
Dow Chemical Co.	187,300	5,562,810
		6,631,560
Containers & Packaging 3.0%
Sonoco Products Co.	284,200	6,516,706
Metals & Mining 1.5%
Alcoa, Inc.	143,100	3,259,818
	Shares	Value ($)

Telecommunication Services 0.6%
Diversified Telecommunication Services
Verizon Communications, Inc.	35,000	1,356,250
Total Common Stocks (Cost $230,326,074)		206,015,541

Cash Equivalents 3.8%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $8,140,963)	8,140,963	8,140,963
Total Investment Portfolio - 100.0% (Cost $238,467,037) (a)		214,156,504

Notes to Scudder Contrarian Value Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $241,133,797. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $26,977,293. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,527,267 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $37,504,560.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $238,467,037)	$ 214,156,504
Receivable for investments sold	1,456,182
Dividends receivable	646,063
Interest receivable	8,388
Receivable for Portfolio shares sold	1,526
Total assets	216,268,663
Liabilities
Payable for investments purchased	253,655
Payable for Portfolio shares redeemed	433,934
Accrued management fee	145,685
Other accrued expenses and payables	54,404
Total liabilities	887,678
Net assets, at value	$ 215,380,985
Net Assets
Net assets consist of: Undistributed net investment income	$ 4,275,027
Net unrealized appreciation (depreciation) on investments	(24,310,533)
Accumulated net realized gain (loss)	(38,184,333)
Paid-in capital	273,600,824
Net assets, at value	$ 215,380,985
Class A Net Asset Value, offering and redemption price per share ($214,876,535 / 19,122,645 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.24
Class B Net Asset Value, offering and redemption price per share ($504,450 / 44,927 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.23

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $29,355)	$ 6,143,580
Interest	410,619
Total Income	6,554,199
Expenses: Management fee	1,869,062
Custodian fees	10,428
Distribution service fees	100
Auditing	41,294
Legal	2,365
Trustees' fees and expenses	3,157
Reports to shareholders	34,265
Other	7,922
Total expenses, before expense reductions	1,968,593
Expense reductions	(69)
Total expenses, after expense reductions	1,968,524
Net investment income (loss)	4,585,675
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(15,937,183)
Net unrealized appreciation (depreciation) during the period on investments	(30,380,752)
Net gain (loss) on investment transactions	(46,317,935)
Net increase (decrease) in net assets resulting from operations	$ (41,732,260)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ 4,585,675	$ 3,987,152
Net realized gain (loss) on investment transactions	(15,937,183)	(1,618,134)
Net unrealized appreciation (depreciation) on investment transactions during the period	(30,380,752)	1,859,513
Net increase (decrease) in net assets resulting from operations	(41,732,260)	4,228,531
Distributions to shareholders from: Net investment income Class A	(3,673,679)	(3,893,591)
Portfolio share transactions: Class A Proceeds from shares sold	51,424,489	66,832,395
Reinvestment of distributions	3,673,679	3,893,591
Cost of shares redeemed	(51,711,686)	(33,531,994)
Net increase (decrease) in net assets from Class A share transactions	3,386,482	37,193,992
Class B* Proceeds from shares sold	516,615	-
Cost of shares redeemed	(28)	-
Net increase (decrease) in net assets from Class B share transactions	516,587	-
Increase (decrease) in net assets	(41,502,870)	37,528,932
Net assets at beginning of period	256,883,855	219,354,923
Net assets at end of period (including undistributed net investment income of $4,275,027 and $3,617,274, respectively)	$ 215,380,985	$ 256,883,855
Other Information
Class A Shares outstanding at beginning of period	19,168,291	16,365,480
Shares sold	4,009,357	5,066,173
Shares issued to shareholders in reinvestment of distributions	265,248	307,046
Shares redeemed	(4,320,251)	(2,570,408)
Net increase (decrease) in Portfolio shares	(45,646)	2,802,811
Shares outstanding at end of period	19,122,645	19,168,291
Class B* Shares outstanding at beginning of period	-	-
Shares sold	44,930	-
Shares issued to shareholders in reinvestment of distributions	-	-
Shares redeemed	(3)	-
Net increase (decrease) in Portfolio shares	44,927	-
Shares outstanding at end of period	44,927	-

* For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002	2001	2000[a]	1999[a]	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.40	$ 13.40	$ 14.70	$ 17.57	$ 15.18
Income (loss) from investment operations: Net investment income (loss)	.23[b]	.23[b]	.30[b]	.37[b]	.26
Net realized and unrealized gain (loss) on investment transactions	(2.20)	.01	1.40	(1.94)	2.63
Total from investment operations	(1.97)	.24	1.70	(1.57)	2.89
Less distributions from: Net investment income	(.19)	(.24)	(.40)	(.30)	(.10)
Net realized gains on investment transactions	-	-	(2.60)	(1.00)	(.40)
Total distributions	(.19)	(.24)	(3.00)	(1.30)	(.50)
Net asset value, end of period	$ 11.24	$ 13.40	$ 13.40	$ 14.70	$ 17.57
Total Return (%)	(14.98)	1.87	16.13	(10.21)	19.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	215	257	219	237	264
Ratio of expenses before expense reductions (%)	.79	.79	.80	.81	.78
Ratio of expenses after expense reductions (%)	.79	.79	.80	.80	.78
Ratio of net investment income (loss) (%)	1.84	1.75	2.55	2.14	2.02
Portfolio turnover rate (%)	84	72	56	88	57

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b Based on average shares outstanding during the period.

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.77
Income (loss) from investment operations: Net investment income (loss)[b]	.15
Net realized and unrealized gain (loss) on investment transactions	(1.69)
Total from investment operations	(1.54)
Net asset value, end of period	$ 11.23
Total Return (%)	(12.06)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.5
Ratio of expenses (%)	1.04*
Ratio of net investment income (loss) (%)	2.74*
Portfolio turnover rate (%)	84

a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2002

Scudder Global Blue Chip Portfolio

Global equities fell in 2002 for the third consecutive year. There was no news from Europe or Japan to suggest that the burden of driving the global economy would be shared with the United States. On the contrary, as Japan edged tantalizingly closer to dealing with the problems within its financial system and as authorities attempted to talk down the yen, we were again reminded that so much depends on the United States and on the US dollar, which reached a three-year low against the euro over the past year.

Against this harsh backdrop, Scudder Global Blue Chip Portfolio (Class A shares) declined 15.77 percent. The portfolio's relative resilience continued to stem from the thematic structure that is, broadly speaking, conservative compared with the typical global portfolio. Some of our more defensive themes, such as Ultimate Subcontractors (materials) and gold mining stocks, contributed to performance. Because of our concerns about credit and bankruptcy risk, the fund had low exposure to financials, which also helped to offset losses. Detractors from performance fell within our themes in riskier sectors, including Scale Subcontractors (telecom, tech, pharmaceuticals) and Virtuality (biotech, software). Looking ahead, our analysis suggests a lower-return environment than that of the 1990s. The transition into this newer environment has been complex, volatile and exacerbated by geopolitical tension, and we expect this to continue into the first half of 2003.

William E. Holzer Peter Crays
Steve Wreford Nicholas Bratt
Co-Managers
Deutsche Investment Management Americas Inc.

Growth of an Assumed $10,000 Investment in Scudder Global Blue Chip Portfolio from 5/5/1998 to 12/31/2002
[] Scudder Global Blue Chip Portfolio - Class A [] MSCI World Index

MSCI World Index is an unmanaged, capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index.

Average Annual Total Returns[1]
Scudder Global Blue Chip Portfolio	1-Year	3-Year	Life of Portfolio[2]
Class A	-15.77%	-11.72%	-3.35%	(Since 5/5/1998)*

* The Portfolio commenced operations on May 5, 1998. Index returns begin April 30, 1998.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
2 The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

Scudder Global Blue Chip Portfolio

	Shares	Value ($)

Common Stocks 92.4%
Australia 2.9%
Alumina Ltd.	72,900	200,306
BHP Billiton Ltd.	100,205	570,328
Foster's Group Ltd.	116,800	294,730
WMC Resources Ltd.*	72,900	172,508
		1,237,872
Brazil 1.0%
Aracruz Celulose SA "B" (ADR)	13,600	252,416
Companhia Vale do Rio Doce (ADR)	5,500	151,250
		403,666
Canada 6.6%
Alcan, Inc.	8,616	253,705
Barrick Gold Corp.	22,900	352,889
Canadian National Railway Co.	9,100	377,499
Encana Corp.	23,699	734,738
Goldcorp, Inc.	19,900	253,714
Meridian Gold, Inc.*	13,500	238,013
Placer Dome, Inc.	50,500	573,236
		2,783,794
France 4.7%
Autoroutes du Sud de la France*	18,165	439,215
Aventis SA	9,014	490,225
Compagnie de Saint-Gobain*	11,128	326,665
Suez SA	16,587	288,039
Vinci SA	7,865	443,426
		1,987,570
Germany 2.9%
Bayer AG	14,976	314,466
E.ON AG	6,220	250,766
KarstadtQuelle AG	2,358	39,611
MLP AG	8,435	85,017
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2,063	246,701
Schering AG	7,000	304,996
		1,241,557
Hong Kong 2.5%
Bank of East Asia Ltd.	122,000	208,848
China Mobile Ltd.*	129,600	308,275
CLP Holdings Ltd.	60,500	243,598
Hutchison Whampoa Ltd.	51,000	319,138
		1,079,859
Japan 10.2%
Canon, Inc.	12,000	451,743
Daiwa Securities Group, Inc.	26,000	115,395
Fanuc Ltd.	10,500	464,250
Fuji Photo Film Co., Ltd.	14,000	456,291
Mitsubishi Estate Co., Ltd.	69,000	525,316
Mitsui Fudosan Co., Ltd.	67,000	434,479
Nikko Cordial Corp.	16,000	53,899
	Shares	Value ($)

Nomura Holdings, Inc.	34,000	381,977
Sega Corp.*	36,300	357,681
Sony Corp.	7,600	317,467
Teijin Ltd.	99,000	236,786
Yamada Denki Co., Ltd.	9,900	208,855
Yamanouchi Pharmaceutical Co., Ltd.	12,000	347,650
		4,351,789
Korea 0.6%
Kookmin Bank (ADR)	1,200	42,420
Kookmin Bank	5,400	191,223
		233,643
Netherlands 0.4%
STMicroelectronics NV	9,667	189,590
Peru 0.4%
Compania de Minas Buenaventura SA (ADR)	5,700	150,423
Russia 0.4%
GMK Norilsk Nickel (ADR)	2,300	46,023
LUKOIL	1,700	104,338
		150,361
Singapore 1.9%
DBS Group Holdings Ltd.	40,000	253,661
Flextronics International Ltd.*	24,600	201,474
Haw Par Corp., Ltd.	2,208	4,149
United Overseas Bank Ltd.	54,000	367,347
		826,631
South Africa 2.6%
AngloAmerican Platinum Corp., Ltd (ADR)	5,400	199,098
Gold Fields Ltd. (ADR)	43,300	605,760
Impala Platinum Holdings Ltd. (ADR)	9,400	301,270
		1,106,128
Switzerland 5.0%
Nestle SA (Registered)	3,818	809,753
Novartis AG (Registered)	12,370	451,731
Swiss Re (Registered)	6,047	397,005
Syngenta AG	8,085	468,479
		2,126,968
United Kingdom 13.5%
ARM Holdings PLC*	77,795	60,165
BOC Group PLC	38,666	553,212
British Sky Broadcasting Group PLC*	14,695	151,293
Diageo PLC	38,776	421,713
GlaxoSmithKline PLC	18,634	357,876
GUS PLC	46,754	434,655
National Grid Transco PLC	69,292	509,652
Pearson PLC	47,230	437,177
Reed Elsevier PLC	52,541	450,360
Reuters Group PLC	60,906	174,184
Rio Tinto PLC	36,645	732,127
	Shares	Value ($)

RT Group PLC*	54,206	206,115
Shell Transport & Trading Co., PLC	63,081	415,692
Unilever PLC	48,108	458,094
Vodafone Group PLC	206,692	377,148
		5,739,463
United States 36.8%
Allegheny Energy, Inc.	11,700	88,452
Amgen, Inc.*	6,576	317,884
Anadarko Petroleum Corp.	16,300	780,770
Automatic Data Processing, Inc.	7,400	290,450
Boston Properties, Inc. (REIT)	11,300	416,518
Burlington Resources, Inc.	11,000	469,150
Calpine Corp.*	38,400	125,184
Comcast Corp. "A"*	13,000	293,670
ConocoPhillips	9,700	469,383
Dow Chemical Co.	12,600	374,220
eBay, Inc.*	2,600	176,332
Electronic Arts, Inc.*	1,700	84,609
EMC Corp.*	23,500	144,290
Entergy Corp.	9,800	446,782
Equity Residential (REIT)	16,900	415,402
Exelon Corp.	12,275	647,752
Exxon Mobil Corp.	12,700	443,738
Genentech, Inc.*	4,500	149,220
Genzyme Corp.* (General Division)	5,100	150,807
Guidant Corp.*	5,900	182,015
Human Genome Sciences, Inc.*	19,900	175,319
Intel Corp.	22,000	342,540
International Business Machines Corp.	7,100	550,250
International Paper Co.	10,100	353,197
Intuit, Inc.*	9,500	445,740
Liberty Media Corp. "A"*	31,800	284,292
Lockheed Martin Corp.	12,000	693,000
McGraw-Hill, Inc.	7,900	477,476
Merck & Co., Inc.	9,100	515,151
Microsoft Corp.*	13,300	687,610
Newmont Mining Corp.	30,500	885,413
PeopleSoft, Inc.*	23,600	431,880
Pfizer, Inc.	15,800	483,006
ProLogis (REIT)	18,500	465,275
Schering-Plough Corp.	22,100	490,620
SLM Corp.	5,100	529,686
Unocal Corp.	15,900	486,222
USEC, Inc.	7,000	42,140
VERITAS Software Corp.*	13,100	204,622
Verizon Communications, Inc.	8,000	310,000
Wyeth	8,200	306,680
		15,626,747
Total Common Stocks (Cost $43,836,594)		39,236,061

	Principal Amount ($) (c)	Value ($)

Convertible Bonds 4.9%
France 2.0%
France Telecom:
2.0%, 1/1/2004	119,207	123,005
4.0%, 11/29/2005	115,000	113,651
Havas, 4.0%, 1/1/2009	279,027	264,882
Vivendi SA, 1.0%, 7/5/2003	346,734	362,513
		864,051
Netherlands 1.7%
ASM Lithography, 4.25%, 11/30/2004	280,000	239,764
Royal KPN NV, 3.5%, 11/24/2005	245,000	242,769
VNU NV, 1.75%, 11/15/2004	216,000	235,212
		717,745
United Kingdom 0.6%
Carlton Commications, 2.25%, 1/4/2007	250,000	241,818
United States 0.6%
Nextel Communications, 4.75%, 7/1/2007	279,000	234,360
Total Convertible Bonds (Cost $1,810,021)		2,057,974

Foreign Bonds - US$ Denominated 0.5%
Netherlands
Deutsche Telecom, 8.25%, 6/15/2030 (Cost $200,861)	200,000	231,030

Foreign Bonds - Non US$ Denominated 2.2%
Germany
Bundesobligation, Series 127, 4.5%, 5/19/2003 (Cost $925,551)	EUR 900,000	950,570

	Shares	Value ($)

Cash Equivalents 0.0%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $985)	985	985
Total Investment Portfolio - 100.0% (Cost $46,774,012) (a)		42,476,620

At December 31, 2002, the Scudder Global Blue Chip Portfolio had the following industry diversification:

Industry	Value	Percent
Materials	$ 8,280,979	19.5%
Financials	5,130,169	12.1%
Health Care	4,723,180	11.1%
Consumer Discretionary	4,259,344	10.0%
Energy	3,904,031	9.2%
Information Technology	3,794,513	9.0%
Industrials	3,563,907	8.4%
Utilities	2,600,225	6.1%
Other	2,979,713	7.0%
Total Common Stocks	39,236,061	92.4%
Convertible Bonds	2,057,974	4.9%
Foreign Bonds - Non US$ Denominated	950,570	2.2%
Foreign Bonds - US$ Denominated	231,030	0.5%
Cash Equivalents	985	0.0%
Total Investment Portfolio	$ 42,476,620	100.0%

Notes to Scudder Global Blue Chip Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $46,816,172. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $4,339,552. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,255,121 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,594,673.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount in US dollars unless otherwise noted.

Currency Abbreviation
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $46,774,012)	$ 42,476,620
Cash	1,773
Receivable for investments sold	249,188
Dividends receivable	47,297
Interest receivable	57,679
Receivable for Portfolio shares sold	147,276
Foreign taxes recoverable	27,779
Other assets	726
Total assets	43,008,338
Liabilities
Notes payable	150,000
Payable for Portfolio shares redeemed	215
Unrealized depreciation on forward foreign currency exchange contracts	42,097
Accrued management fee	36,124
Other accrued expenses and payables	30,657
Total liabilities	259,093
Net assets, at value	$ 42,749,245
Net Assets
Net assets consist of: Undistributed net investment income	177,943
Net unrealized appreciation (depreciation) on: Investments	(4,297,392)
Foreign currency related transactions	(35,917)
Accumulated net realized gain (loss)	(8,991,039)
Paid-in capital	55,895,650
Net assets, at value	$ 42,749,245
Class A Net Asset Value, offering and redemption price per share ($42,550,569 / 5,267,978 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.08
Class B Net Asset Value, offering and redemption price per share ($198,676 / 24,654 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.06

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $46,133)	$ 753,391
Interest	207,615
Total Income	961,006
Expenses: Management fee	454,436
Custodian and accounting fees	129,453
Distribution service fees	47
Auditing	7,167
Legal	1,060
Trustees' fees and expenses	970
Interest expense	144
Reports to shareholders	6,285
Other	1,459
Total expenses	601,021
Net investment income (loss)	359,985
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(5,310,492)
Foreign currency related transactions	(123,174)
(5,433,666)
Net unrealized appreciation (depreciation) during the period on: Investments	(2,645,239)
Foreign currency related transactions	(142,776)
(2,788,015)
Net gain (loss) on investment transactions	(8,221,681)
Net increase (decrease) in net assets resulting from operations	$ (7,861,696)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ 359,985	$ 276,757
Net realized gain (loss) on investment transactions	(5,433,666)	(2,830,053)
Net unrealized appreciation (depreciation) on investment transactions during the period	(2,788,015)	(3,381,648)
Net increase (decrease) in net assets resulting from operations	(7,861,696)	(5,934,944)
Distributions to shareholders from: Net investment income Class A	(282,572)	-
Net realized gains Class A	-	(1,040,793)
Portfolio share transactions: Class A Proceeds from shares sold	40,590,022	28,559,273
Reinvestment of distributions	282,572	1,040,793
Cost of shares redeemed	(34,633,900)	(11,551,197)
Net increase (decrease) in net assets from Class A share transactions	6,238,694	18,048,869
Class B* Proceeds from shares sold	231,749	-
Cost of shares redeemed	(34,683)	-
Net increase (decrease) in net assets from Class B share transactions	197,066	-
Increase (decrease) in net assets	(1,708,508)	11,073,132
Net assets at beginning of period	44,457,753	33,384,621
Net assets at end of period (including undistributed net investment income of $177,943 and $243,658, respectively)	$ 42,749,245	$ 44,457,753
Other Information
Class A Shares outstanding at beginning of period	4,612,725	2,826,231
Shares sold	4,422,044	2,838,959
Shares issued to shareholders in reinvestment of distributions	29,191	103,377
Shares redeemed	(3,795,982)	(1,155,842)
Net increase (decrease) in Portfolio shares	655,253	1,786,494
Shares outstanding at end of period	5,267,978	4,612,725
Class B* Shares outstanding at beginning of period	-	-
Shares sold	29,051	-
Shares redeemed	(4,397)	-
Net increase (decrease) in Portfolio shares	24,654	-
Shares outstanding at end of period	24,654	-

*For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002	2001	2000[a]	1999[a]	1998[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.64	$ 11.81	$ 12.37	$ 9.79	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.07[c]	.08[c]	.03[c]	.04[c]	.03
Net realized and unrealized gain (loss) on investment transactions	(1.57)	(1.90)	(.44)	2.57	(.24)
Total from investment operations	(1.50)	(1.82)	(.41)	2.61	(.21)
Less distributions from: Net investment income	(.06)	-	-	(.03)	-
Net realized gains on investment transactions	-	(.35)	(.15)	-	-
Total distributions	(.06)	(.35)	(.15)	(.03)	-
Net asset value, end of period	$ 8.08	$ 9.64	$ 11.81	$ 12.37	$ 9.79
Total Return (%)	(15.77)	(15.48)	(3.36)[d]	26.70[d]	(2.10)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	44	33	17	4
Ratio of expenses before expense reductions (%)	1.32	1.24	1.78	3.47	12.32*
Ratio of expenses after expense reductions (%)	1.32	1.24	1.50	1.56	1.56*
Ratio of net investment income (loss) (%)	.79	.76	.28	.39	.91*
Portfolio turnover rate (%)	41	52	54	65	67*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b For the period from May 5, 1998 (commencement of operations) to December 31, 1998.
c Based on average shares outstanding during the period.
d Total returns would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.98
Income (loss) from investment operations: Net investment income (loss)[b]	.02
Net realized and unrealized gain (loss) on investment transactions	(.94)
Total from investment operations	(.92)
Net asset value, end of period	$ 8.06
Total Return (%)	(10.24)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2
Ratio of expenses (%)	1.60*
Ratio of net investment income (loss) (%)	.49*
Portfolio turnover rate (%)	41

a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2002

Scudder Government Securities Portfolio

The bond market had a strong year in 2002. Interest rates remained low throughout 2002, and in November the Federal Reserve Board reduced the federal funds rate to 1.25 percent from 1.75 percent. For much of the year, corporate accounting concerns weighed on the corporate bond market, causing investors to seek refuge in the higher-grade sectors, such as mortgage-backed securities, US Treasury and government-agency issues, asset-backed securities and commercial mortgages.

In this environment, the portfolio's total return (Class A shares) was 8.05 percent. The portfolio benefited from its increased exposure to GNMA securities, and we believe GNMAs will continue to perform well and offer investors attractive yields. Over the past year, we have spent most of our time trying to minimize prepayment risk, in part by increasing our holdings of new GNMA securities. These securities tend to have a lower prepayment rate than one- and two-year-old securities. The fund's exposure to 15-year mortgages, which have been less susceptible to prepayments, also has increased.

Going forward, we are encouraged by the willingness of the Federal Reserve Board to provide fiscal stimulus through its monetary policy, and by the administration's efforts to provide fiscal stimulus during a period of economic uncertainty. Corporate bonds can be expected to perform better in a stronger economy, and we believe mortgage-backed and government-agency securities are likely to provide more investment opportunities if Treasury issuance increases.

Scott E. Dolan, Lead Manager

John Dugenske
Sean McCaffrey
William Chepolis
Portfolio Managers
Deutsche Investment Management Americas Inc.

Growth of an Assumed $10,000 Investment in Scudder Government Securities Portfolio from 12/31/1992 to 12/31/2002
[] Scudder Government Securities Portfolio - Class A [] Lehman Brothers GNMA Index [] Salomon Smith Barney 30-year GNMA Index

The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. The Salomon Smith Barney 30-year GNMA Index is unmanaged, is on a total return basis with all dividends reinvested and is composed of GNMA 30-year pass-throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index. Beginning with the next annual report, the Lehman Brothers GNMA Index, which better reflects the Portfolio's investment style, will be shown instead of the Salomon Smith Barney 30-year GNMA Index.

Yearly periods ended December 31

Average Annual Total Returns[1]
Scudder Government Securities Portfolio	1-Year	3-Year	5-Year	10-Year
Class A	8.05%	8.81%	6.78%	6.69%	(Since 9/3/1987)

1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

Scudder Government Securities Portfolio

	Principal Amount ($)	Value ($)

US Government Agency Pass-Thrus 73.0%
Federal Home Loan Mortgage Corp:
5.5%, with various maturities to 1/1/2018	6,940,072	7,195,935
6.0%, with various maturities to 2/1/2033	36,821,644	38,170,020
6.5%, with various maturities to 9/1/2032	19,837,313	20,672,710
7.0%, with various maturities to 9/1/2032	37,635,796	39,574,183
7.5%, with various maturities to 2/1/2033	5,586,797	5,937,800
8.0%, 11/1/2030	48,227	51,719
8.5%, 7/1/2030	26,928	28,831
Federal Housing Authority:
8.0%, 3/15/2026	8,568	9,361
Federal National Mortgage Association:
6.0%, with various maturities to 3/1/2032	1,538,942	1,595,014
6.5%, with various maturities to 1/1/2033	43,103,546	44,899,915
7.0%, with various maturities to 1/1/2033	8,480,036	8,917,931
7.5%, with various maturities to 3/1/2032	28,062,486	29,807,875
8.0%, 12/1/2024	95,718	104,441
Government National Mortgage Association:
5.5%, with various maturities to 1/1/2033 (d)	16,427,780	16,848,089
6.0%, with various maturities to 1/1/2033 (c) (d)	61,940,248	64,307,948
6.5%, with various maturities to 1/1/2033 (c) (d)	92,594,130	96,997,372
7.0%, with various maturities to 2/1/2033 (d)	77,515,262	82,023,816
	Principal Amount ($)	Value ($)

7.5%, with various maturities to 10/15/2032	40,056,246	42,758,070
8.0%, with various maturities to 12/1/2032	20,797,394	22,467,279
8.5%, with various maturities to 3/15/2031	1,041,112	1,134,154
9.0%, 8/15/2027	80,252	88,764
9.5%, with various maturities to 12/15/2022	172,244	193,740
10.0%, with various maturities to 3/15/2016	85,979	98,454
Total US Government Agency Pass-Thrus (Cost $517,306,780)		523,883,421

Federal National Mortgage Association 1.2%
Federal National Mortgage Association, 3.0%, 7/29/2004 (Cost $9,014,523)	9,000,000	9,086,067

US Treasury Obligations 2.2%
US Treasury Note, 5.5%, 2/15/2008 (e) (Cost $15,864,365)	14,220,000	16,044,156

	Shares	Value ($)

Cash Equivalents 23.6%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $176,584,082)	176,584,082	176,584,082
Total Investment Portfolio - 100.0% (Cost $718,769,750) (a)		725,597,726

Notes to Scudder Government Securities Portfolio of Investments

(a) The cost for federal income tax purposes was $718,770,549. At December 31, 2002, net unrealized appreciation for all securities based on tax cost was $6,827,177. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,996,960 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $169,783.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) When-issued or forward delivery securities (see Notes to Financial Statements).
(d) Mortgage dollar roll included.
(e) At December 31, 2002, these securities have been segregated, in part or in whole, to cover initial margin requirements for open futures contracts.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.
At December 31, 2002, open futures contracts sold short were as follows:
Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
5 year US Treasury Note	3/20/2003	198	22,084,968	22,423,500
Total unrealized depreciation on open futures contracts				(338,532)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $718,769,750)	$ 725,597,726
Receivable for investments sold	137,128,507
Interest receivable	1,977,364
Receivable for Portfolio shares sold	143,538
Receivable for daily variation margin on open futures contracts	30,937
Other assets	8,802
Total assets	864,886,874
Liabilities
Payable for investments purchased	168,860,440
Payable for when-issued or forward delivery securities	48,834,688
Payable for investments purchased-mortgage dollar rolls	92,730,613
Deferred mortgage dollar roll income	104,225
Payable for Portfolio shares redeemed	225,055
Accrued management fee	265,401
Other accrued expenses and payables	78,537
Total liabilities	311,098,959
Net assets, at value	$ 553,787,915
Net Assets
Net assets consist of: Undistributed net investment income	15,075,238
Net unrealized appreciation (depreciation) on: Investments	6,827,976
Futures	(338,532)
Accumulated net realized gain (loss)	9,301,102
Paid-in capital	522,922,131
Net assets, at value	$ 553,787,915
Class A Net Asset Value, offering and redemption price per share ($551,019,365 / 42,918,597 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.84
Class B Net Asset Value, offering and redemption price per share ($2,768,550 / 216,015 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.82

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Interest	$ 22,063,886
Mortgage dollar roll income	1,471,136
Total Income	23,535,022
Expenses: Management fee	2,330,550
Custodian fees	23,921
Distribution service fees	618
Auditing	52,404
Legal	6,715
Trustees' fees and expenses	4,417
Reports to shareholders	55,089
Other	34,104
Total expenses	2,507,818
Net investment income	21,027,204
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	5,632,493
Futures	(500,034)
5,132,459
Net unrealized appreciation (depreciation) during the period on: Investments	6,332,099
Futures	(338,532)
5,993,567
Net gain (loss) on investment transactions	11,126,026
Net increase (decrease) in net assets resulting from operations	$ 32,153,230

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ 21,027,204	$ 11,860,030
Net realized gain (loss) on investment transactions	5,132,459	5,265,362
Net unrealized appreciation (depreciation) on investment transactions during the period	5,993,567	(1,657,525)
Net increase (decrease) in net assets resulting from operations	32,153,230	15,467,867
Distributions to shareholders from: Net investment income Class A	(11,715,627)	(8,562,567)
Portfolio share transactions: Class A Proceeds from shares sold	298,429,792	215,007,849
Reinvestment of distributions	11,715,627	8,562,567
Cost of shares redeemed	(84,769,500)	(77,005,299)
Net increase (decrease) in net assets from Class A share transactions	225,375,919	146,565,117
Class B* Proceeds from shares sold	2,771,516	-
Cost of shares redeemed	(20,523)	-
Net increase (decrease) in net assets from Class B share transactions	2,750,993	-
Increase (decrease) in net assets	248,564,515	153,470,417
Net assets at beginning of period	305,223,400	151,752,983
Net assets at end of period (including undistributed net investment income of $15,075,238 and $10,988,348, respectively)	$ 553,787,915	$ 305,223,400
Other Information
Class A Shares outstanding at beginning of period	24,768,244	12,690,900
Shares sold	23,909,004	17,709,116
Shares issued to shareholders in reinvestment of distributions	978,749	729,095
Shares redeemed	(6,737,400)	(6,360,867)
Net increase (decrease) in Portfolio shares	18,150,353	12,077,344
Shares outstanding at end of period	42,918,597	24,768,244
Class B* Shares outstanding at beginning of period	-	-
Shares sold	217,485	-
Shares issued to shareholders in reinvestment of distributions	-	-
Shares redeemed	(1,470)	-
Net increase (decrease) in Portfolio shares	216,015	-
Shares outstanding at end of period	216,015	-

* For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002	2001[a]	2000[b]	1999[b]	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.32	$ 11.96	$ 11.56	$ 12.08	$ 12.07
Income (loss) from investment operations: Net investment income (loss)	.62[c]	.61[c]	.75[c]	.72[c]	.62
Net realized and unrealized gain (loss) on investment transactions	.35	.25	.45	(.64)	.19
Total from investment operations	.97	.86	1.20	.08	.81
Less distributions from: Net investment income	(.45)	(.50)	(.80)	(.60)	(.80)
Total distributions	(.45)	(.50)	(.80)	(.60)	(.80)
Net asset value, end of period	$ 12.84	$ 12.32	$ 11.96	$ 11.56	$ 12.08
Total Return (%)	8.05	7.48	10.93	.68	7.03
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	551	305	152	146	123
Ratio of expenses before expense reductions (%)	.59	.60	.61	.63	.65
Ratio of expenses after expense reductions (%)	.59	.60	.60	.63	.65
Ratio of net investment income (loss) (%)	4.96	5.06	6.60	6.13	6.27
Portfolio turnover rate (%)	534[d]	334	173	150	142

a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 5.67% to 5.06%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
c Based on average shares outstanding during the period.
d The portfolio turnover rate including mortage dollar roll transactions was 651% for the year ended December 31, 2002.

Class B

Years Ended December 31,	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.36
Income (loss) from investment operations: Net investment income (loss)[b]	.31
Net realized and unrealized gain (loss) on investment transactions	.15
Total from investment operations	.46
Net asset value, end of period	$ 12.82
Total Return (%)	3.72**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses (%)	.84*
Ratio of net investment income (loss) (%)	4.95*
Portfolio turnover rate (%)	534[c]

a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
c The portfolio turnover rate including mortage dollar roll transactions was 651% for the year ended December 31, 2002.
* Annualized
** Not annualized

Management Summary December 31, 2002

Scudder Growth Portfolio

US equity markets declined for the third year in a row in 2002, although the fourth quarter turned out to be relatively strong. Through most of the year, investment markets struggled under the weight of continued earnings warnings from high-profile companies, investor focus on negative corporate and economic news, and the risk of war with Iraq. Also, as value stocks completed their third year of outperformance versus growth stocks, large-cap growth portfolios, such as this one, underperformed in the broad-based market decline.

In this environment, the portfolio's total return declined during the period. The portfolio's financial, information technology and consumer staples holdings made positive contributions to performance. However, the portfolio's industrial and telecommunications holdings detracted from performance.

In December, a new investment team - Julie M. Van Cleave, Jack A. Zehner and Thomas J. Schmid - assumed management of the portfolio. Most recently, the group managed Mason Street Growth Stock Fund. The team is realigning the portfolio, using a top-down process that is combined with in-depth company research. When the realignment is complete, the portfolio will be diversified among 70 to 90 high-quality growth stocks across all sectors, emphasizing those that the managers believe to offer the best potential for delivering strong and sustainable earnings growth.

Julie M. Van Cleave
Jack A. Zehner
Thomas J. Schmid
Co-Managers
Deutsche Investment Management Americas Inc.

Growth of an Assumed $10,000 Investment in Scudder Growth Portfolio from 12/31/1992 to 12/31/2002
[] Scudder Growth Portfolio - Class A [] Russell 1000 Growth Index [] S&P 500 Index

The Russell 1000 Growth Index is an unmanaged index composed of common stock of larger US companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index. Beginning with the next annual report, the Russell 1000 Growth Index, which better reflects the Portfolio's investment style, will be shown instead of the S&P 500 Index.

Yearly periods ended December 31

Average Annual Total Returns[1]
Scudder Growth Portfolio	1-Year	3-Year	5-Year	10-Year	(Since 12/9/1983)
Class A	-29.41%	-23.73%	-6.88%	4.22%

1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

Scudder Growth Portfolio

	Shares	Value ($)

Common Stocks 98.6%
Consumer Discretionary 19.7%
Automobiles 1.5%
Harley-Davidson, Inc.	81,600	3,769,920
Hotel Restaurants & Leisure 1.2%
International Game Technology*	38,300	2,907,736
Media 6.3%
AOL Time Warner, Inc.*	230,580	3,020,598
Clear Channel Communications, Inc.*	77,950	2,906,756
Comcast Corp. "A"*	110,600	2,498,454
Omnicom Group, Inc.	52,340	3,381,164
Viacom, Inc. "B"*	91,030	3,710,383
		15,517,355
Multiline Retail 6.0%
Kohl's Corp.*	64,400	3,603,180
Target Corp.	141,200	4,236,000
Wal-Mart Stores, Inc.	139,190	7,030,487
		14,869,667
Specialty Retail 4.7%
Home Depot, Inc.	150,025	3,594,599
Staples, Inc.*	275,100	5,034,330
TJX Companies, Inc.	158,300	3,090,016
		11,718,945
Consumer Staples 8.9%
Beverages 2.4%
Anheuser-Busch Companies, Inc.	53,500	2,589,400
PepsiCo, Inc.	80,950	3,417,709
		6,007,109
Food & Drug Retailing 1.3%
Walgreen Co.	109,200	3,187,548
Household Products 5.2%
Clorox Co.	65,900	2,718,375
Colgate-Palmolive Co.	99,840	5,234,611
Procter & Gamble Co.	57,300	4,924,362
		12,877,348
Energy 5.6%
Energy Equipment & Services 3.0%
Baker Hughes, Inc.	50,100	1,612,719
Nabors Industries Ltd.*	85,800	3,026,166
Noble Corp.*	78,600	2,762,790
		7,401,675
Oil & Gas 2.6%
Devon Energy Corp.	60,700	2,786,130
EOG Resources, Inc.	95,000	3,792,400
		6,578,530
	Shares	Value ($)

Financials 9.5%
Banks 2.0%
Fifth Third Bancorp.	82,300	4,818,665
Diversified Financials 6.1%
Citigroup, Inc.	77,800	2,737,782
Fannie Mae	36,000	2,315,880
Freddie Mac	50,300	2,970,215
Lehman Brothers Holdings, Inc.	43,100	2,296,799
Morgan Stanley	61,400	2,451,088
State Street Corp.	62,800	2,449,200
		15,220,964
Insurance 1.4%
American International Group, Inc.	59,910	3,465,794
Health Care 23.9%
Biotechnology 2.8%
Amgen, Inc.*	100,700	4,867,838
IDEC Pharmaceuticals Corp.*	61,000	2,023,370
		6,891,208
Health Care Equipment & Supplies 5.2%
Baxter International, Inc.	86,300	2,416,400
Medtronic, Inc.	160,700	7,327,920
Zimmer Holdings, Inc.*	74,900	3,109,848
		12,854,168
Health Care Providers & Services 1.1%
Laboratory Corp. of America Holdings*	114,200	2,654,008
Pharmaceuticals 14.8%
Johnson & Johnson	209,786	11,267,606
Merck & Co., Inc.	47,000	2,660,670
Pfizer, Inc.	383,942	11,737,107
Pharmacia Corp.	77,700	3,247,860
Teva Pharmaceutical Industries Ltd. (ADR)	63,800	2,463,318
Wyeth	145,900	5,456,660
		36,833,221
Industrials 8.0%
Aerospace & Defense 2.0%
United Technologies Corp.	80,000	4,955,200
Commercial Services & Supplies 1.7%
Fiserv, Inc.*	76,400	2,593,780
Paychex, Inc.	59,300	1,654,470
		4,248,250
Electrical Equipment 0.9%
Molex, Inc.	100,900	2,324,736
Industrial Conglomerates 3.4%
3M Co.	10,400	1,282,320
General Electric Co.	295,140	7,186,659
		8,468,979
	Shares	Value ($)

Information Technology 22.2%
Communications Equipment 2.6%
Cisco Systems, Inc.*	496,120	6,499,172
Computers & Peripherals 3.6%
EMC Corp.*	468,000	2,873,520
International Business Machines Corp.	78,700	6,099,250
		8,972,770
Semiconductor Equipment & Products 6.4%
Analog Devices, Inc.*	106,400	2,539,768
Applied Materials, Inc.*	285,560	3,720,847
Intel Corp.	332,140	5,171,420
Linear Technology Corp.	118,930	3,058,880
Xilinx, Inc.*	64,700	1,332,820
		15,823,735
	Shares	Value ($)

Software 9.6%
Electronic Arts, Inc.*	33,500	1,667,295
Microsoft Corp.*	329,740	17,047,556
Oracle Corp.*	229,100	2,474,280
PeopleSoft, Inc.*	147,000	2,690,100
		23,879,231
Materials 0.8%
Chemicals
Ecolab, Inc.	39,900	1,975,050
Total Common Stocks (Cost $267,836,626)		244,720,984

Cash Equivalents 1.4%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $3,466,819)	3,466,819	3,466,819
Total Investment Portfolio - 100.0% (Cost $271,303,445) (a)		248,187,803

Notes to Scudder Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $272,955,994. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $24,768,191. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,903,939 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $36,672,130.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $271,303,445)	$ 248,187,803
Dividends receivable	228,530
Interest receivable	4,443
Receivable for Portfolio shares sold	262
Other assets	4,139
Total assets	248,425,177
Liabilities
Payable for investments purchased	1,376,973
Payable for Portfolio shares redeemed	836,459
Accrued management fee	131,277
Other accrued expenses and payables	71,232
Total liabilities	2,415,941
Net assets, at value	$ 246,009,236
Net Assets
Net assets consist of:
Undistributed net investment income	199,881
Net unrealized appreciation (depreciation) on investments	(23,115,642)
Accumulated net realized gain (loss)	(148,145,055)
Paid-in capital	417,070,052
Net assets, at value	$ 246,009,236
Class A Net Asset Value, offering and redemption price per share ($245,878,570 / 16,549,770 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.86
Class B Net Asset Value, offering and redemption price per share ($130,666 / 8,811 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.83

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,830)	$ 2,202,013
Interest	95,580
Total Income	2,297,593
Expenses: Management fee	1,930,712
Custodian fees	15,824
Distribution service fees	28
Auditing	54,963
Legal	5,498
Trustees' fees and expenses	421
Reports to shareholders	22,585
Other	15,107
Total expenses, before expense reductions	2,045,138
Expense reductions	(24)
Total expenses, after expense reductions	2,045,114
Net investment income (loss)	252,479
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(51,146,336)
Foreign currency related transactions	560
(51,145,776)
Net unrealized appreciation (depreciation) during the period on: Investments	(66,147,616)
Foreign currency related transactions	(195)
(66,147,811)
Net gain (loss) on investment transactions	(117,293,587)
Net increase (decrease) in net assets resulting from operations	$ (117,041,108)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2002	2001
Operations: Net investment income (loss)	$ 252,479	$ 590,063
Net realized gain (loss) on investment transactions	(51,145,776)	(82,895,818)
Net unrealized appreciation (depreciation) on investment transactions during the period	(66,147,811)	(47,491,840)
Net increase (decrease) in net assets resulting from operations	(117,041,108)	(129,797,595)
Distributions to shareholders from: Net investment income Class A	-	(587,343)
Net realized gains Class A	-	(43,022,245)
Return of capital Class A	-	(217,806)
Portfolio share transactions: Class A Proceeds from shares sold	17,458,661	51,049,322
Net assets acquired in tax-free reorganization	-	7,576,034
Reinvestment of distributions	-	43,827,394
Cost of shares redeemed	(74,105,054)	(91,817,139)
Net increase (decrease) in net assets from Class A share transactions	(56,646,393)	10,635,611
Class B* Proceeds from shares sold	135,924	-
Cost of shares redeemed	(55)	-
Net increase (decrease) in net assets from Class B share transactions	135,869	-
Increase (decrease) in net assets	(173,551,632)	(162,989,378)
Net assets at beginning of period	419,560,868	582,550,246
Net assets at end of period (including undistributed net investment income of $199,881 at December 31, 2002)	$ 246,009,236	$ 419,560,868
Other Information
Class A Shares outstanding at beginning of period	19,928,329	19,340,010
Shares sold	934,108	2,255,890
Shares issued in tax-free reorganization	-	318,053
Shares issued to shareholders in reinvestment of distributions	-	2,073,659
Shares redeemed	(4,312,667)	(4,059,283)
Net increase (decrease) in Portfolio shares	(3,378,559)	588,319
Shares outstanding at end of period	16,549,770	19,928,329
Class B* Shares outstanding at beginning of period	-	-
Shares sold	8,814	-
Shares redeemed	(3)	-
Net increase (decrease) in Portfolio shares	8,811	-
Shares outstanding at end of period	8,811	-

* For the period from July 1, 2002 (commencement of sales Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002	2001	2000[a]	1999[a]	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.05	$ 30.12	$ 40.54	$ 29.57	$ 30.01
Income (loss) from investment operations: Net investment income (loss)	.01[b]	.03[b]	(.01)[b]	(.01)[b]	.07
Net realized and unrealized gain (loss) on investment transactions	(6.20)	(6.75)	(6.81)	10.98	4.59
Total from investment operations	(6.19)	(6.72)	(6.82)	10.97	4.66
Less distributions from: Net investment income	-	(.03)	-	-	(.10)
Net realized gains on investment transactions	-	(2.31)	(3.60)	-	(5.00)
Return of capital	-	(.01)	-	-	-
Total distributions	-	(2.35)	(3.60)	-	(5.10)
Net asset value, end of period	$ 14.86	$ 21.05	$ 30.12	$ 40.54	$ 29.57
Total Return (%)	(29.41)	(22.34)	(19.06)	37.12	15.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	246	420	583	738	629
Ratio of expenses (%)	.64	.63	.65	.66	.66
Ratio of net investment income (loss) (%)	.07	.13	(.03)	(.04)	.28
Portfolio turnover rate (%)	38	73	65	87	109

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b Based on average shares outstanding during the period.

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 16.04
Income (loss) from investment operations: Net investment income (loss)[b]	.06
Net realized and unrealized gain (loss) on investment transactions	(1.27)
Total from investment operations	(1.21)
Net asset value, end of period	$ 14.83
Total Return (%)	(7.54)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1
Ratio of expenses (%)	.88*
Ratio of net investment income (loss) (%)	.80*
Portfolio turnover rate (%)	38

a For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2002

Scudder High Income Portfolio

High-yield bonds delivered strong results in the fourth quarter, after struggling in the second and third quarter. Technology, international telecom and wireless telecom issues - areas of the market that had been beaten down in price earlier in the year - led the quarter's rally. In this environment, the portfolio's total return (Class A shares) was -0.30 percent.

Underweight positions in bonds issued by companies in the airline, automotive transportation, steel and financial sectors aided returns during the quarter. Performance detractors included underweights in those areas of the market that rallied, including broadcasting, technology and international telecom. Since taking over management responsibility in April 2002, and given the ongoing uncertainty in the high-yield market, this investment approach has led management to favor a higher-quality bias within the fund, with a focus on more liquid and stable BB-rated credits. This more conservative positioning helped performance earlier in the year when the high-yield sector was struggling, but it detracted slightly from performance when lower-quality high yield issues rebounded during the fourth quarter.

Management continues to take advantage of relative value opportunities within the single B credit sector and has begun to selectively add to this credit sector in the fund. In addition, there remains a strong focus on individual credit risk of securities held by the fund.

Andrew Cestone
Harry Resis, Jr.
Co-Managers
Deutsche Investment Management Americas Inc.

Growth of an Assumed $10,000 Investment in Scudder High Income Portfolio from 12/31/1992 to 12/31/2002
[] Scudder High Income Portfolio - Class A [] Salomon Smith Barney Long-Term High Yield Bond Index [] CSFB High Yield Index

The Salomon Smith Barney Long-Term High Yield Bond Index is on a total return basis with all dividends reinvested and is composed of high-yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Service, Inc. This index is unmanaged. The CSFB High Yield Index (formerly DLJ High Yield Index) is an unmanaged index that is market-weighted, including publicly traded bonds having a rating below BBB by Standard & Poor's and Moody's. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index.

Yearly periods ended December 31

Average Annual Total Returns[1]
Scudder High Income Portfolio	1-Year	3-Year	5-Year	10-Year
Class A	-.30%	-2.24%	-.64%	5.43%	(Since 4/6/1982)

1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Effective 10/7/2002 the portfolio had name and investment objective changes: Scudder High Yield Portfolio name was changed to Scudder High Income Portfolio.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

Scudder High Income Portfolio

	Principal Amount ($)	Value ($)

Corporate Bonds 75.5%
Consumer Discretionary 21.9%
Adelphia Communications Corp.:
8.125%, 7/15/2003*	390,000	144,300
7.75%, 1/15/2009*	50,000	18,500
10.25%, 6/15/2011*	1,670,000	642,950
Advantica Restaurant Co., 11.25%, 1/15/2008	404,706	307,577
American Achieve Corp., 11.625%, 1/1/2007	890,000	944,513
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	1,190,000	833,000
Ameristar Casino, Inc., 10.75%, 2/15/2009	1,250,000	1,368,750
Avondale Mills, Inc., 10.25%, 5/1/2006	1,590,000	1,478,700
Boca Resorts, Inc., 9.875%, 4/15/2009	2,840,000	2,953,600
Boyd Gaming Corp., 7.75%, 12/15/2012	435,000	425,756
Buffets, Inc., 11.25%, 7/15/2010	605,000	571,725
Carrols Corp., 9.5%, 12/1/2008	665,000	578,550
Charter Communications Holdings LLC:
8.25%, 4/1/2007	800,000	356,000
8.625%, 4/1/2009	80,000	35,600
Step-up Coupon, 0% to 1/15/2007, 13.5% to 1/15/2011	1,665,000	432,900
Step-up Coupon, 0% to 1/15/2007, 12.125% to 1/15/2012	220,000	51,700
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	1,305,000	1,380,038
Chumash Casino & Resort Enterprise, 9.0%, 7/15/2010	235,000	249,100
Cinemark USA, Inc., 8.5%, 8/1/2008	2,235,000	2,128,838
Circus & Eldorado, 10.125%, 3/1/2012	955,000	940,675
Clear Channel Communication, Inc., 8.0%, 11/1/2008	2,015,000	2,198,869
CSC Holdings, Inc.:
7.875%, 12/15/2007	1,840,000	1,768,700
Senior Note, 7.25%, 7/15/2008	410,000	381,813
Dana Corp., 10.125%, 3/15/2010	300,000	303,750
DIMON, Inc.:
8.875%, 6/1/2006	965,000	977,063
Series B, 9.625%, 10/15/2011	1,640,000	1,734,300
EchoStar Communications Corp.:
9.25%, 2/1/2006	1,445,000	1,513,638
9.375%, 2/1/2009	2,480,000	2,622,600
Eldorado Resorts LLC, 10.5%, 8/15/2006	1,965,000	1,965,000
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	1,590,000	1,494,600
Gap, Inc., 5.625%, 5/1/2003	725,000	726,813
Guitar Center Management, 11.0%, 7/1/2006	2,045,000	2,065,450
Hasbro, Inc., 8.5%, 3/15/2006	430,000	438,600
Herbst Gaming, Inc., 10.75%, 9/1/2008	1,193,000	1,246,685
Hilton Hotels Corp.:
7.625%, 12/1/2012	1,240,000	1,252,216
8.25%, 2/15/2011	200,000	209,212
	Principal Amount ($)	Value ($)

Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	1,931,000	2,027,550
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	1,050,000	105
Insight Communications, Step-up Coupon, 0% to 2/15/2006, 12.25% to 2/15/2011	720,000	396,900
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	2,050,000	1,599,000
International Game Technology, 8.375%, 5/15/2009	1,595,000	1,770,450
Jacobs Entertainment Co., 11.875%, 2/1/2009	685,000	708,975
K-III Communications Corp., 8.5%, 2/1/2006	85,000	79,581
Krystal, Inc., 10.25%, 10/1/2007	760,000	699,200
Levi Strauss & Co., 12.25%, 12/15/2012	410,000	401,800
MGM Mirage, Inc.:
8.5%, 9/15/2010	1,210,000	1,337,050
9.75%, 6/1/2007	1,140,000	1,259,700
Mohegan Tribal Gaming Authority, 8.0%, 4/1/2012	625,000	651,563
Mothers Work, Inc., 11.25%, 8/1/2010	530,000	564,450
National Vision, Inc., 12.0%, 3/30/2009	147,522	80,768
Nextmedia Operating, Inc., 10.75%, 7/1/2011	945,000	993,431
Park Place Entertainment, Inc.:
8.5%, 11/15/2006	95,000	101,001
9.375%, 2/15/2007	2,015,000	2,151,013
PRIMEDIA, Inc.:
7.625%, 4/1/2008	390,000	347,100
8.875%, 5/15/2011	1,245,000	1,126,725
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10.0% to 4/15/2008	1,565,000	1,236,350
Rent-A-Center, Inc., 11.0%, 8/15/2008	750,000	807,188
Restaurant Co., Step-up Coupon, 0% to 5/15/2003, 11.25% to 5/15/2008	1,705,726	1,279,295
Rogers Cablesystems Ltd., 10.0%, 3/15/2005	630,000	648,900
Scientific Games Corp., 12.5%, 8/15/2010	597,000	671,625
Sealy Mattress Co.:
9.875%, 12/15/2007	925,000	888,000
Series B, 10.875%, 12/15/2007	1,995,000	1,935,150
Sinclair Broadcasting Group, Inc., 8.75%, 12/15/2007	550,000	574,063
Six Flags, Inc.:
9.5%, 2/1/2009	885,000	854,025
Step-up, 0% to 4/1/2003, 10.0% to 4/1/2008	1,345,000	1,301,288
Sonic Automotive, Inc., 11.0%, 8/1/2008	1,895,000	1,932,900
Starwood Hotels Resorts, 7.375%, 5/1/2007	170,000	167,025
Transwestern Publishing:
Series F, 9.625%, 11/15/2007	950,000	992,750
Series B, 11.875%, 11/15/2008	484,000	511,830
Turning Stone Casino Entertainment, 9.125%, 12/15/2010	365,000	373,213
USA Interactive, 7.0%, 1/15/2013	415,000	429,120
	Principal Amount ($)	Value ($)

Venetian Casino Resort LLC, 11.0%, 6/15/2010	1,235,000	1,290,575
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	1,045,000	1,076,350
Wynn Las Vegas Corp., 12.0%, 11/1/2010	85,000	85,850
Yum! Brands, Inc., 7.7%, 7/1/2012	445,000	462,800
		70,556,740
Consumer Staples 4.6%
Agrilink Foods, Inc., 11.875%, 11/1/2008	1,975,000	2,118,188
Del Monte Corp., 8.625%, 12/15/2012	155,000	158,100
Delhaize America, Inc., 8.125%, 4/15/2011	315,000	304,762
Doane Pet Care Co., 9.75%, 5/15/2007	760,000	596,600
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	1,095,000	1,127,850
Fleming Companies, Inc.:
9.25%, 6/15/2010	290,000	227,650
9.875%, 5/1/2012	1,390,000	806,200
10.125%, 4/1/2008	1,795,000	1,543,700
IMC Global, Inc., 10.875%, 6/1/2008	550,000	596,750
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	1,710,000	1,769,850
Michael Foods, Inc., Series B, 11.75%, 4/1/2011	225,000	252,000
Salton, Inc.:
10.75%, 12/15/2005	240,000	233,100
12.25%, 4/15/2008	805,000	793,931
Service Corp. International, 7.7%, 4/15/2009	2,505,000	2,342,175
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	1,550,000	1,573,250
Swift & Co., 10.125%, 10/1/2009	140,000	132,300
US Can Corp., Series B, 12.375%, 10/1/2010	600,000	258,000
		14,834,406
Energy 7.2%
Avista Corp., 9.75%, 6/1/2008	2,810,000	2,774,875
Chesapeake Energy Corp.:
8.125%, 4/1/2011	2,020,000	2,080,600
9.0%, 8/15/2012	300,000	318,000
Consumers Energy Co.:
6.25%, 9/15/2006	525,000	516,366
6.375%, 2/1/2008	115,000	111,475
Continental Resources, Inc., 10.25%, 8/1/2008	640,000	569,600
Edison Mission Energy, 7.73%, 6/15/2009	2,535,000	1,166,100
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	720,000	716,287
Illinois Power, 7.5%, 6/15/2009	170,000	139,400
Key Energy Services, Inc., 14.0%, 1/15/2009	472,000	538,080
Nevada Power Co., 10.875%, 10/15/2009	165,000	166,650
Newpark Resources, Inc., 8.625%, 12/15/2007	640,000	611,200
Panhandle Eastern Pipe Line:
7.2%, 8/15/2024	365,000	315,141
7.95%, 3/15/2023	895,000	808,322
	Principal Amount ($)	Value ($)

Parker & Parsley, 8.25%, 8/15/2007	55,000	58,810
Parker Drilling Co., Series B, 10.125%, 11/15/2009	1,260,000	1,297,800
Pen Holdings, Inc., Series B, 9.875%, 6/15/2008*	335,000	30,150
Petro Stopping Centers, 10.5%, 2/1/2007	2,995,000	2,785,350
Pioneer Natural Resources Co.:
6.5%, 1/15/2008	970,000	996,538
7.5%, 4/15/2012	400,000	432,514
Plains All American Pipeline, 7.75%, 10/15/2012	140,000	145,600
Pride International, Inc., 10.0%, 6/1/2009	630,000	680,400
Southwest Gas Corp., 7.625%, 5/15/2012	410,000	441,354
Stone Energy Corp.:
8.25%, 12/15/2011	675,000	702,000
8.75%, 9/15/2007	690,000	717,600
Tesoro Petroleum Corp., Series B, 9.625%, 11/1/2008	595,000	404,600
Transocean, Inc., 9.5%, 12/15/2008	370,000	468,005
Westar Energy, Inc., 7.875%, 5/1/2007	1,240,000	1,255,500
Western Resources, Inc., 9.75%, 5/1/2007	470,000	427,700
Westport Resources Corp., 8.25%, 11/1/2011	1,550,000	1,627,500
		23,303,517
Financials 2.6%
Capstar Hotel Co., 8.75%, 8/15/2007	875,000	586,250
Corrections Corp. of America, 9.875%, 5/1/2009	1,190,000	1,261,400
FRD Acquisition, Series B, 12.5%, 7/15/2004*	210,000	0
HMH Properties, Inc., Series B, 7.875%, 8/1/2008	1,040,000	1,008,800
Household Finance Corp.:
6.375%, 11/27/2012	680,000	709,874
7.35%, 11/27/2032	400,000	431,169
LaBranche & Co., Inc., 12.0%, 3/2/2007	1,360,000	1,516,400
Meristar Hospitality Corp., 9.0%, 1/15/2008	980,000	862,400
PCA LLC/PCA Finance Corp., 11.875%, 8/1/2009	470,000	477,050
R.H. Donnelly Finance Corp.:
8.875%, 12/15/2010	240,000	256,800
10.875%, 12/15/2012	940,000	1,024,600
Xerox Credit Corp., 7.0%, 6/9/2003	395,000	387,100
		8,521,843
Health Care 2.8%
Amerisourcebergen Corp., 7.25%, 11/15/2012	260,000	266,500
HealthSouth Corp.:
7.0%, 6/15/2008	2,105,000	1,726,100
7.625%, 6/1/2012	2,865,000	2,363,625
IASIS Healthcare Corp., 13.0%, 10/15/2009	210,000	223,650
Insight Health Services, Series B, 9.875%, 11/1/2011	350,000	336,000
Magellan Health Services, Inc.:
9.0%, 2/15/2008	570,000	143,925
9.375%, 11/15/2007	115,000	90,850
	Principal Amount ($)	Value ($)

Mariner Post-Acute Network, Inc., Series B, 10.5%, 8/1/2006	1,255,000	1,217,350
MedQuest, Inc., 11.875%, 8/15/2012	160,000	156,000
Ndchealth Corp., 10.5%, 12/1/2012	165,000	165,000
Omnicare, Inc., Series B, 8.125%, 3/15/2011	360,000	385,200
Radiologix, Inc., 10.5%, 12/15/2008	1,150,000	897,000
Tenet Healthcare Corp., 6.375%, 12/1/2011	540,000	486,000
Vanguard Health Systems, Inc., 9.75%, 8/1/2011	485,000	463,175
		8,920,375
Industrials 19.0%
Allied Waste North America, Inc.:
Series B, 7.625%, 1/1/2006	1,540,000	1,532,300
Series B, 8.5%, 12/1/2008	1,835,000	1,844,175
9.25%, 9/1/2012	300,000	307,500
Series B, 10.0%, 8/1/2009	1,475,000	1,463,938
AutoNation, Inc., 9.0%, 8/1/2008	1,350,000	1,363,500
Avis Group Holdings, Inc., 11.0%, 5/1/2009	2,935,000	3,213,825
Buckeye Technologies, Inc.:
8.25%, 12/15/2005	785,000	710,425
9.25%, 9/15/2008	650,000	559,000
Caraustar Industries, Inc., 7.375%, 6/1/2009	355,000	355,810
Chukchansi Economic Development Authority, 14.5%, 6/15/2009	355,000	355,000
Coinmach Corp., 9.0%, 2/1/2010	1,620,000	1,698,975
Collins & Aikman Products:
10.75%, 12/31/2011	535,000	509,588
11.5%, 4/15/2006	1,070,000	898,800
CP Ships Ltd., 10.375%, 7/15/2012	700,000	735,000
Dana Corp., 9.0%, 8/15/2011	1,825,000	1,761,125
Day International Group, Inc., 11.125%, 6/1/2005	1,020,000	1,040,400
DeCrane Aircraft Holdings, Inc., Series B, 12.0%, 9/30/2008	1,170,000	469,463
DR Horton, Inc., 7.5%, 12/1/2007	745,000	730,100
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	1,260,000	126
Eagle-Picher Industries, Inc., 9.375%, 3/1/2008	1,155,000	814,275
Equistar Chemicals LP:
8.75%, 2/15/2009	3,260,000	2,852,500
10.125%, 9/1/2008	1,720,000	1,565,200
Ferro Corp., 9.125%, 1/1/2009	365,000	385,271
Fibermark, Inc., 10.75%, 4/15/2011	1,140,000	1,151,400
Flowserve Corp., 12.25%, 8/15/2010	452,000	492,680
Fort James Corp., 6.875%, 9/15/2007	1,030,000	978,500
Golden State Petroleum Transportation, 8.04%, 2/1/2019	425,000	379,619
Goodyear Tire & Rubber Co.:
6.375%, 3/15/2008	155,000	115,411
7.857%, 8/15/2011	1,495,000	1,119,574
Grove Holdings LLC, Step-up Coupon, 0% to 5/1/2003, 11.625% to 5/1/2009*	310,000	31
Grove Investors, Inc., 14.5%, 5/1/2010*	996,745	0
GS Technologies:
12.0%, 9/1/2004*	352,022	13,201
12.25%, 10/1/2005*	1,340,000	67,000
	Principal Amount ($)	Value ($)

Hayes Lemmerz International, Inc.:
11.875%, 6/15/2006*	670,000	375,200
11.0%, 7/15/2006*	1,500,000	33,750
Hercules, Inc.:
6.6%, 8/1/2027	130,000	127,400
11.125%, 11/15/2007	1,404,000	1,565,460
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	305,000	321,775
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	1,455,000	1,505,925
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	640,000	556,800
K&F Industries, 9.625%, 12/15/2010	580,000	590,150
Kansas City Southern:
7.5%, 6/15/2009	1,275,000	1,345,125
9.5%, 10/1/2008	660,000	726,825
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	2,190,000	2,124,300
Knoll, Inc., 10.875%, 3/15/2006	334,000	317,300
La Petite Academy, Inc., 10.0%, 5/15/2008	1,890,000	980,438
Louisiana Pacific Corp., 10.875%, 11/15/2008	540,000	580,500
Lyondell Chemical Co., 10.875%, 5/1/2009	80,000	68,400
MDC Holdings, Inc., 7.0%, 6/15/2012	670,000	646,550
Metaldyne Corp., 11.0%, 6/15/2012	630,000	516,600
Millennium America, Inc.:
7.0%, 11/15/2006	2,155,000	2,082,269
7.625%, 11/15/2026	110,000	91,438
9.25%, 6/15/2008	865,000	901,763
9.25%, 6/15/2008	1,660,000	1,730,550
Motors and Gears, Inc., 10.75%, 11/15/2006	570,000	491,625
Petroleum Helicopters, Inc., Series B, 9.375%, 5/1/2009	255,000	268,069
Phelps Dodge Corp., 8.75%, 6/1/2011	360,000	372,467
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	4,445,000	44,450
Resolution Performance Products LLC, 13.5%, 11/15/2010	2,125,000	2,241,875
Samsonite Corp., 10.75%, 6/15/2008	1,540,000	1,247,400
SPX Corp., 7.5%, 1/1/2013	335,000	339,606
Standard Pacific Corp., 8.5%, 4/1/2009	385,000	388,850
Sybron Dental Specialties, 8.125%, 6/15/2012	155,000	156,550
Terex Corp., 8.875%, 4/1/2008	1,430,000	1,288,788
Texas Petrochemicals Corp., 11.125%, 7/1/2006	295,000	182,900
The Brickman Group Ltd., 11.75%, 12/15/2009	685,000	715,825
Toll Corp., 8.0%, 5/1/2009	330,000	330,000
Travelcenters of America, Inc., 12.75%, 5/1/2009	50,000	53,000
Trico Marine Services, 8.875%, 5/15/2012	885,000	818,625
United Rentals, Inc.:
Series B, 9.0%, 4/1/2009	770,000	614,075
9.25%, 1/15/2009	1,135,000	927,863
10.75%, 4/15/2008	1,925,000	1,915,375
	Principal Amount ($)	Value ($)

Xerox Corp.:
5.5%, 11/15/2003	755,000	736,125
9.75%, 11/15/2009	1,535,000	1,473,600
		61,279,298
Information Technology 1.6%
Amkor Technology, Inc., 9.25%, 5/1/2006	170,000	145,350
Computer Associates, Inc.:
Series B, 6.375%, 4/15/2005	1,150,000	1,115,500
Series B, 6.5%, 4/15/2008	300,000	284,250
Sanmina-Sci Corp., 10.375%, 1/15/2010	960,000	969,600
Seagate Technology Holdings, 8.0%, 5/15/2009	1,095,000	1,133,325
Solectron Corp.:
7.375%, 3/1/2006	370,000	344,100
9.625%, 2/15/2009	1,125,000	1,096,875
		5,089,000
Materials 7.6%
Abitibi-Consolidated Finance, 7.875%, 8/1/2009	395,000	419,056
American Plumbing & Mechanical, Inc., 11.625%, 10/15/2008	55,000	15,950
Berry Plastics Corp., 10.75%, 7/15/2012	325,000	346,125
Caraustar Industries, Inc., 9.875%, 4/1/2011	150,000	154,500
Collins & Aikman Floorcove, Series B, 9.75%, 2/15/2010	340,000	340,000
Dayton Superior Corp., 13.0%, 6/15/2009	690,000	593,400
Dex Media East LLC:
9.875%, 11/15/2009	1,285,000	1,374,950
12.125%, 11/15/2012	1,940,000	2,148,550
Dimac Corp., 12.5%, 10/1/2008*	1,540,000	15,400
Foamex LP, 10.75%, 4/1/2009	650,000	455,000
Fonda Group, 9.5%, 3/1/2007	1,870,000	1,014,475
Georgia-Pacific Corp.:
7.5%, 5/15/2006	1,615,000	1,534,250
8.125%, 5/15/2011	575,000	546,250
8.875%, 5/15/2031	515,000	442,900
Debenture, 7.7%, 6/15/2015	1,435,000	1,219,750
Greif Brothers Corp., 8.875%, 8/1/2012	875,000	927,500
KB Home, 8.625%, 12/15/2008	525,000	543,375
Lennar Corp., 9.95%, 5/1/2010	1,440,000	1,569,600
Lyondell Chemical Co., 9.5%, 12/15/2008	1,720,000	1,599,600
Metals USA, Inc., 8.625%, 2/15/2008*	970,000	0
MMI Products, Inc., Series B, 11.25%, 4/15/2007	1,420,000	1,308,175
Nortek, Inc., 9.125%, 9/1/2007	310,000	317,750
Owens-Brockway Glass Container:
8.75%, 11/15/2012	80,000	81,200
8.75%, 11/15/2012	405,000	411,075
8.875%, 2/15/2009	2,015,000	2,075,450
Owens-Illinois, Inc.:
7.5%, 5/15/2010	370,000	340,400
7.85%, 5/15/2004	315,000	311,063
	Principal Amount ($)	Value ($)

Perkinelmer, Inc, 8.875%, 1/15/2013	245,000	241,325
Pliant Corp., 13.0%, 6/1/2010	175,000	160,125
Republic Technologies International LLC, 13.75%, 7/15/2009*	2,820,000	84,600
Riverwood International Corp., 10.875%, 4/1/2008	1,645,000	1,653,225
Schuler Homes, Inc.:
9.375%, 7/15/2009	690,000	703,800
10.5%, 7/15/2011	1,195,000	1,224,875
Toll Corp.:
7.75%, 9/15/2007	305,000	300,425
8.125%, 2/1/2009	100,000	100,500
		24,574,619
Telecommunication Services 6.4%
American Tower Corp., 9.375%, 2/1/2009	1,130,000	881,400
AT&T Wireless Services, Inc., 8.125%, 5/1/2012	1,770,000	1,778,850
Avaya, Inc., 11.125%, 4/1/2009	2,080,000	1,882,400
Celcaribe SA, 13.5%, 3/15/2004	1,935,000	1,799,550
Century Communications Corp.:
8.75%, 10/1/2007*	50,000	13,000
8.375%, 11/15/2017*	790,000	205,400
Crown Castle International Corp.:
9.375%, 8/1/2011	490,000	406,700
10.625%,11/15/2007	1,330,000	1,197,000
ICG Holdings, Inc., 13.5%, 9/15/2005*	4,190,000	20,950
Impsat Corp., 12.375%, 6/15/2008*	1,805,000	54,150
Level 3 Communications, Inc., 11.0%, 3/15/2008	630,000	406,350
Motorola, Inc., 7.625%, 11/15/2010	265,000	271,294
Nextel Communications, Inc.:
9.375%, 11/15/2009	290,000	262,450
9.5%, 2/1/2011	2,030,000	1,827,000
Nextlink Communications, Inc.:
12.5%, 4/15/2006*	630,000	788
Step-up Coupon, 0% to 4/15/2003, 9.45% to 4/15/2008*	920,000	1,150
Step-up Coupon, 0% to 6/1/2004, 12.25% to 6/1/2009*	2,000,000	2,500
Qwest Capital Funding, Inc., 5.875%, 8/3/2004	265,000	222,600
Qwest Corp.:
5.625%, 11/15/2008	3,970,000	3,374,500
8.875%, 3/15/2012	280,000	271,600
Qwest Services Corp.:
13.5%, 12/15/2010	1,825,000	1,898,000
14.0%, 12/15/2014	294,000	314,580
Sinclair Broadcast Group, 8.0%, 3/15/2012	675,000	703,688
Sprint Capital Corp.:
6.125%, 11/15/2008	1,440,000	1,310,400
6.375%, 5/1/2009	230,000	209,300
8.375%, 3/15/2012	245,000	243,775
Teligent, Inc., Series B, Step-up Coupon, 0% to 3/1/2003, 11.500% to 3/1/2008*	690,000	69
US West Communication, Inc., 7.25%, 9/15/2025	1,510,000	1,192,900
		20,752,344
	Principal Amount ($)	Value ($)

Utilities 1.8%
AES Corp., 9.375%, 9/15/2010	1,050,000	630,000
Calpine Corp.:
7.75%, 4/15/2009	585,000	245,700
8.5%, 2/15/2011	635,000	276,225
CMS Energy Corp.:
7.5%, 1/15/2009	475,000	403,750
8.5%, 4/15/2011	2,695,000	2,344,650
8.9%, 7/15/2008	230,000	204,700
Public Service Co. of Colorado, 7.875%, 10/1/2012	865,000	965,594
Southwest Gas Corp., 8.375%, 2/15/2011	85,000	94,584
Southwestern Public Service Co., Series A, 6.2%, 3/1/2009	180,000	172,218
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	565,000	531,100
		5,868,521
Total Corporate Bonds (Cost $274,830,251)		243,700,663

Asset Backed 0.7%
Golden Tree High Yield Opportunities LP "D1", Series 1, 13.054%, 10/31/2007 (Cost $2,500,000)	2,500,000	2,357,250

Foreign Bonds - US$ Denominated 15.6%
Acetex Corp., 10.875%, 8/1/2009	565,000	598,900
Ainsworth Lumber, 12.5%, 7/15/2007	255,000	265,200
Antenna TV SA, 9.0%, 8/1/2007	75,000	50,250
Bluewater Finance Ltd., 10.25%, 2/15/2012	900,000	882,000
British Sky Broadcasting PLC:
6.875%, 2/23/2009	1,340,000	1,370,150
8.2%, 7/15/2009	1,420,000	1,533,600
Central European Media Enterprises Ltd., 9.375%, 8/15/2004	965,000	833,519
Comcast UK Cable Partners Ltd., 11.2%, 11/15/2007	2,175,000	1,533,375
Conproca SA de CV, 12.0%, 6/16/2010	520,000	639,600
Corp Durango SA, 13.75%, 7/15/2009	1,285,000	449,750
Disco SA, 9.875%, 5/15/2008	510,000	438,600
Dolphin Telecom PLC, Series B, Step-up Coupon, 0% to 5/15/2004, 14.0% to 5/15/2009*	1,240,000	124
Esprit Telecom Group PLC: 10.875%, 6/15/2008*	800,000	80
11.5%, 12/15/2007*	1,625,000	163
Euramax International PLC, 11.25%, 10/1/2006	1,625,000	1,677,813
Fage Dairy Industry SA, 9.0%, 2/1/2007	733,000	689,020
Gruma SA de CV, 7.625%, 10/15/2007	305,000	298,900
Grupo Elektra SA de CV, 12.0%, 4/1/2008	510,000	456,450
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004	50,000	26,000
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	825,000	773,438
12.5%, 6/15/2012	1,630,000	1,646,300
	Principal Amount ($)	Value ($)

Hurricane Hydrocarbons Ltd., 12.0%, 8/4/2006	1,590,000	1,613,850
Innova S de R.L., 12.875%, 4/1/2007	1,155,000	1,004,850
Intrawest Corp.:
10.5%, 2/1/2010	175,000	183,750
10.5%, 2/1/2010	155,000	162,750
Luscar Coal Ltd., 9.75%, 10/15/2011	160,000	171,400
MetroNet Communications Corp.:
12.0%, 8/15/2007*	645,000	103,200
10.75%, 11/1/2007*	1,070,000	168,525
Millicom International Cellular SA, 13.5%, 6/1/2006	2,380,000	1,166,200
Ocean Rig Norway AS, 10.25%, 6/1/2008	775,000	697,500
Pemex Project Funding Master Trust, 9.125%, 10/13/2010	525,000	601,125
Petroleum Geo-Services ASA, 7.125%, 3/30/2028	1,100,000	286,000
PTC International Finance BV, 10.75%, 7/1/2007	990,000	1,029,600
PTC International Finance II SA, 11.25%, 12/1/2009	405,000	429,300
Republic of Argentina:
11.75%, 6/15/2015*	300,000	68,700
Series 2031, 12.0%, 6/19/2031*	376,300	75,260
Republic of Turkey, 11.5%, 1/23/2012	1,030,000	1,060,900
Royal Caribbean Cruises Ltd.:
6.75%, 3/15/2008	280,000	245,000
8.75%, 2/2/2011	2,240,000	2,083,200
Russian Federation, 5.0%, 3/31/2030	570,000	452,438
Stagecoach Holdings PLC, 8.625%, 11/15/2009	2,850,000	2,747,400
Stena AB:
8.75%, 6/15/2007	665,000	665,831
9.625%, 12/1/2012	1,685,000	1,739,763
Stone Container Corp., 11.5%, 8/15/2006	1,535,000	1,627,100
TeleWest Communications PLC, 11.0%, 10/1/2007*	2,895,000	521,100
Telus Corp., 8.0%, 6/1/2011	1,025,000	984,000
TFM SA de CV, 11.75%, 6/15/2009	1,535,000	1,504,300
Tyco International Group SA:
5.8%, 8/1/2006	4,455,000	4,209,975
6.125%, 11/1/2008	4,020,000	3,758,700
6.125%, 1/15/2009	3,020,000	2,823,700
6.375%, 10/15/2011	1,515,000	1,416,525
6.75%, 2/15/2011	165,000	155,925
Vicap SA, 11.375%, 5/15/2007	2,185,000	1,966,500
Yell Finance BV, Step-up Coupon, 0% to 8/1/2006, 13.5% to 8/1/2011	590,000	415,950
Total Foreign Bonds - US$ Denominated (Cost $57,571,013)		50,303,549

Foreign Bonds - Non US$ Denominated 0.6%
Antenna TV SA, 9.75%, 7/1/2008	280,000	191,082
Ispat Europe Group SA, 11.875%, 2/1/2011	280,000	258,695
Republic of Argentina, 10.25%, 2/6/2003*	2,560,000	274,844
Stagecoach Holdings PLC, 6.0%, 11/24/2004	595,000	590,332
	Principal Amount ($)	Value ($)

Tyco International Group SA, 6.125%, 4/4/2007	690,000	651,118
Total Foreign Bonds - Non US$ Denominated (Cost $1,804,648)		1,966,071

Other 0.0%
SpinCycle, Inc.*	39,810	19,905
SpinCycle, Inc. "F"*	279	15
Total Other (Cost $103,208)		19,920

Common Stocks 0.2%
AMF Bowling Worldwide, Inc.	6,537	122,634
Capital Pacific Holdings, Inc.	3,634	11,811
FRD Acquisition Co.	3,870	15,325
ICG Communications, Inc.*	4,851	49
Mariner Health Care, Inc.	2,546	16,040
Metal Management, Inc.*	89,382	353,059
Metals USA, Inc.	46,560	162,960
MEDIQ, Inc.	736	3,196
National Vision, Inc.*	17,915	6,449
The Manitowoc Co., Inc.	2,270	57,885
Total Common Stocks (Cost $7,454,421)		749,408

Warrants 0.1%
American Banknote Corp.*	1,200	0
AMF Bowling Worldwide, Inc.*	15,030	56,363
AMF Bowling Worldwide, Inc.*	15,384	109,611
Communication Cellular SA*	2,200	22
DeCrane Aircraft Holdings, Inc.*	1,350	14
Destia Communications, Inc.*	1,260	0
Empire Gas Corp.*	2,070	0
KMC Telecom Holdings, Inc.*	1,950	0
Mariner Health Care, Inc.*	2,404	138
McLeodUSA, Inc.*	22,071	7,725
Republic Technologies International LLC*	2,820	28
Stations Holding Co., Inc.*	5,000	0
Waxman Industries, Inc.*	52,274	523
Total Warrants (Cost $5,383,174)		174,424
	Principal Amount ($)	Value ($)

Preferred Stocks 0.5%
Sinclair Capital	13,000	1,378,000
TNP Enterprises, Inc.	1,200	78,000
Total Preferred Stocks (Cost $1,389,150)		1,456,000

Convertible Preferred Stocks 0.0%
McLeodUSA, Inc.,	9,960	40,936
World Access, Inc. "D"	933	0
Total Convertible Preferred Stocks (Cost $2,291,175)		40,936

Convertible Bonds 0.9%
Avaya, Inc., Zero Coupon, 10/31/2021	1,515,000	609,788
DIMON, Inc., 6.25%, 3/31/2007	905,000	814,500
Solectron Corp., Zero Coupon, 11/20/2020	655,000	334,050
Tyco International Ltd., Zero Coupon, 11/17/2020	1,425,000	1,036,688
Total Convertible Bonds (Cost $2,586,508)		2,795,026

US Treasury Obligations 3.2%
US Treasury Bond:
5.375%, 2/15/2031	360,000	392,456
10.75%, 8/15/2005	2,660,000	3,260,681
US Treasury Note, 3.25%, 8/15/2007	6,400,000	6,558,502
Total US Treasury Obligations (Cost $10,076,270)		10,211,639

	Shares	Value ($)

Cash Equivalents 2.8%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $8,948,458)	8,948,458	8,948,458
Total Investment Portfolio - 100.0% (Cost $374,938,276) (a)		322,723,344

Notes to Scudder High Income Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $375,683,362. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $52,960,018. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,425,078 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $63,385,096.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $374,938,276)	$ 322,723,344
Receivable for investments sold	1,541,948
Interest receivable	7,129,677
Receivable for Portfolio shares sold	14,184
Total assets	331,409,153
Liabilities
Payable for investments purchased	568,317
Payable for Portfolio shares redeemed	400,432
Unrealized depreciation on forward foreign currency exchange contracts	116,612
Accrued management fee	174,770
Other accrued expenses and payables	91,101
Total liabilities	1,351,232
Net assets, at value	$ 330,057,921
Net Assets
Net assets consist of: Undistributed net investment income	29,929,829
Net unrealized appreciation (depreciation) on: Investments	(52,214,932)
Foreign currency related transactions	(113,530)
Accumulated net realized gain (loss)	(121,440,396)
Paid-in capital	473,896,950
Net assets, at value	$ 330,057,921
Class A Net Asset Value, offering and redemption price per share ($329,049,551 / 44,487,776 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.40
Class B Net Asset Value, offering and redemption price per share ($1,008,370 / 136,396 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.39

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends	$ 224,410
Interest (net of foreign taxes withheld of $1,352)	33,886,218
Total Income	34,110,628
Expenses: Management fee	1,907,361
Custodian fees	18,029
Distribution service fees	205
Auditing	48,159
Trustees' fees and expenses	5,613
Reports to shareholders	119,622
Other	16,202
Total expenses, before expense reductions	2,115,191
Expense reductions	(1,411)
Total expenses, after expense reductions	2,113,780
Net investment income	31,996,848
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(60,357,263)
Futures	(1,006,696)
Foreign currency related transactions	7,329
(61,356,630)
Net unrealized appreciation (depreciation) during the period on: Investments	30,525,756
Futures	325,060
Foreign currency related transactions	(113,530)
30,737,286
Net gain (loss) on investment transactions	(30,619,344)
Net increase (decrease) in net assets resulting from operations	$ 1,377,504

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2002	2001
Operations: Net investment income (loss)	$ 31,996,848	$ 29,970,880
Net realized gain (loss) on investment transactions	(61,356,630)	(26,134,600)
Net unrealized appreciation (depreciation) on investment transactions during the period	30,737,286	5,839,472
Net increase (decrease) in net assets resulting from operations	1,377,504	9,675,752
Distributions to shareholders from: Net investment income Class A	(31,372,534)	(37,937,710)
Portfolio share transactions: Class A Proceeds from shares sold	148,152,496	150,832,821
Reinvestment of distributions	31,369,433	37,937,710
Cost of shares redeemed	(155,069,342)	(134,904,420)
Net increase (decrease) in net assets from Class A share transactions	24,452,587	53,866,111
Class B Proceeds from shares sold	998,401	-
Cost of shares redeemed	(8,370)	-
Net increase (decrease) in net assets from Class B share transactions	990,031	-
Increase (decrease) in net assets	(4,552,412)	25,604,153
Net assets at beginning of period	334,610,333	309,006,180
Net assets at end of period (including undistributed net investment income of $29,929,829 and $29,298,186, respectively)	$ 330,057,921	$ 334,610,333
Other Information
Class A Shares outstanding at beginning of period	41,133,893	33,728,812
Shares sold	19,652,874	18,119,336
Shares issued to shareholders in reinvestment of distributions	4,154,891	4,563,112
Shares redeemed	(20,453,882)	(15,277,367)
Net increase (decrease) in Portfolio shares	3,353,883	7,405,081
Shares outstanding at end of period	44,487,776	41,133,893
Class B Shares outstanding at beginning of period	-	-
Shares sold	137,574	-
Shares redeemed	(1,178)	-
Net increase (decrease) in Portfolio shares	136,396	-
Shares outstanding at end of period	136,396	-

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002	2001[a]	2000[b]	1999[b]	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.13	$ 9.16	$ 11.46	$ 12.27	$ 12.96
Income (loss) from investment operations: Net investment income (loss)	.75[c]	.84[c]	1.14[c]	1.22[c]	1.06
Net realized and unrealized gain (loss) on investment transactions	(.74)	(.59)	(2.04)	(.93)	(.85)
Total from investment operations	.01	.25	(.90)	.29	.21
Less distributions from: Net investment income	(.74)	(1.28)	(1.40)	(1.10)	(.90)
Total distributions	(.74)	(1.28)	(1.40)	(1.10)	(.90)
Net asset value, end of period	$ 7.40	$ 8.13	$ 9.16	$ 11.46	$ 12.27
Total Return (%)	(.30)	2.63	(8.68)	2.15	1.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	329	335	309	396	442
Ratio of expenses (%)	.66	.70	.68	.67	.65
Ratio of net investment income (loss) (%)	10.07	9.89	11.23	10.40	9.36
Portfolio turnover rate (%)	138	77	54	42	74

a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.08, increase net realized and unrealized gains and losses per share by $.08 and decrease the ratio of net investment income to average net assets from 10.74% to 9.89%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).
c Based on average shares outstanding during the period.

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.21
Income (loss) from investment operations: Net investment income (loss)[b]	.31
Net realized and unrealized gain (loss) on investment transactions	(.13)
Total from investment operations	.18
Net asset value, end of period	$ 7.39
Total Return (%)	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses (%)	.92*
Ratio of net investment income (loss) (%)	8.78*
Portfolio turnover rate (%)	138

a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2002

Scudder International Select Equity Portfolio

Global equities fell in 2002 for the third consecutive year - the first time this had occurred since the Great Depression. Even so, the year started off and ended relatively well; a positive fourth-quarter market resulted from better-than-expected corporate news as third-quarter earnings surpassed expectations. Throughout this difficult year, monetary policy remained resolutely supportive, and we expect it to continue to be accommodative into 2003. The Eurozone, in particular, has room to cut interest rates further. As inflation has fallen ever lower, the specter of deflation has begun to haunt equity markets with concerns that Germany may become the "next Japan." Japan itself continues to be an area of concern and uncertainty. It appears that the economy has already begun to falter and that exports peaked in the July-September quarter. We remain circumspect toward our Japanese investments, and much of our exposure is concentrated in companies that are competitive on a global basis.

Against this backdrop, Scudder International Select Equity Portfolio (Class A shares) declined 13.48 percent. This sturdiness owes primarily to the portfolio's overweight in the consumer staples sector, the only sector that produced a positive return for the annual period. Other contributors to performance fall within the energy sector, such as Eni and Total Fina Elf. Vodafone also helped to minimize the damage. Detractors from performance spanned a wide range of sectors and included Nintendo.

Alex Tedder, Lead Portfolio Manager
Clare Brody
Marc Slendebroek
Stuart Kirk
Co-Managers
Deutsche Investment Management Americas Inc.

Growth of an Assumed $10,000 Investment in Scudder International Select Equity Portfolio from 12/31/1992 to 12/31/2002
[] Scudder International Select Equity Portfolio - Class A [] MSCI EAFE + EMF Index

The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Markets Free Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index.

Yearly periods ended December 31

Average Annual Total Returns[1]
Scudder International Select Equity Portfolio	1-Year	3-Year	5-Year	10-Year
Class A	-13.48%	-19.59%	-3.58%	4.38%	(Since 1/6/1992)

* The Portfolio commenced operations on January 6, 1992. Index returns begin December 31, 1991.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

Scudder International Select Equity Portfolio

	Shares	Value ($)

Common Stocks 97.6%
Australia 2.1%
Telstra Corp., Ltd.	1,002,600	2,479,337
Denmark 1.9%
Group 4 Falck AS*	109,300	2,310,537
Finland 1.3%
Nokia Oyj	99,400	1,581,054
France 11.2%
BNP Paribas SA*	82,731	3,372,745
Schneider Electric SA	57,294	2,712,296
Total Fina Elf SA	32,928	4,705,126
Vinci SA	44,322	2,498,857
		13,289,024
Germany 2.3%
Deutsche Boerse AG	67,374	2,687,966
Hong Kong 4.0%
Hong Kong Electric Holdings Ltd.	712,500	2,695,230
Swire Pacific Ltd. "A"	549,300	2,099,011
		4,794,241
Ireland 2.1%
CRH PLC	197,900	2,441,358
Italy 3.4%
Eni SpA	258,260	4,107,878
Japan 22.4%
Canon, Inc.	72,000	2,710,460
Daito Trust Construction Co., Ltd.	121,000	2,674,962
Kao Corp.	107,000	2,347,440
Mitsubishi Corp.	450,000	2,747,600
Nintendo Co., Ltd.	23,200	2,166,818
Nomura Holdings, Inc.	265,000	2,977,177
Sony Corp.	82,000	3,425,299
Takeda Chemical Industries Ltd.	80,000	3,341,755
Toyota Motor Corp.	161,300	4,333,392
		26,724,903
Netherlands 6.2%
ASML Holding NV*	237,009	1,980,733
Reed Elsevier NV	216,800	2,651,752
TPG NV	167,200	2,712,143
		7,344,628
	Shares	Value ($)

Switzerland 12.1%
Nestle SA (Registered)	20,756	4,402,105
Novartis AG (Registered)	127,027	4,638,807
Swiss Re (Registered)	43,059	2,826,964
UBS AG (Registered)*	52,000	2,529,425
		14,397,301
United Kingdom 28.6%
AstraZeneca PLC	104,651	3,743,226
BAA PLC	297,135	2,412,871
British Sky Broadcasting Group PLC*	262,386	2,701,415
GlaxoSmithKline PLC	275,167	5,284,724
Man (ED&F) Group PLC	178,800	2,555,294
National Grid Transco PLC	430,400	3,165,649
P & O Princess Cruises PLC	335,236	2,327,972
Royal Bank of Scotland Group PLC	130,746	3,134,592
Tesco PLC	1,060,467	3,314,734
Vodafone Group PLC	2,969,721	5,418,806
		34,059,283
Total Common Stocks (Cost $121,052,334)		116,217,510

Preferred Stocks 2.0%
Germany
Henkel KGaA (Cost $2,577,806)	38,110	2,412,704

Cash Equivalents 0.4%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $454,762)	454,762	454,762
Total Investment Portfolio - 100.0% (Cost $124,084,902) (a)		119,084,976

At December 31, 2002, the Scudder International Select Equity Portfolio had the following industry diversification:
Industry	Value	Percent
Financial	$ 22,183,174	18.6%
Industrials	15,394,304	12.9%
Consumer Staples	12,476,983	10.5%
Telecommunication Services	7,898,143	6.6%
Information Technology	6,272,247	5.3%
Consumer Discretionary	20,281,610	17.0%
Energy	8,813,004	7.4%
Utilities	5,860,879	4.9%
Healthcare	17,008,512	14.3%
Materials	2,441,358	2.1%
Total Common and Preferred Stocks	118,630,214	99.6%
Cash Equivalents	454,762.4%
Total Investment Portfolio	$ 119,084,976	100.0%

Notes to Scudder International Select Equity Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $125,725,626. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $6,640,650. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,245,843 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,886,493.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $124,084,902)	$ 119,084,976
Cash	25
Foreign currency, at value (cost $721,179)	725,727
Receivable for investments sold	292,573
Dividends receivable	180,806
Interest receivable	386
Receivable for Fund shares sold	11,732
Foreign taxes recoverable	374,134
Total assets	120,670,359
Liabilities
Payable for investments purchased	340,762
Payable for Portfolio shares redeemed	204,169
Accrued management fee	80,217
Other accrued expenses and payables	40,284
Total liabilities	665,432
Net assets, at value	$ 120,004,927
Net Assets
Net assets consist of: Undistributed net investment income	1,448,616
Net unrealized appreciation (depreciation) on: Investments	(4,999,926)
Foreign currency related transactions	50,902
Accumulated net realized gain (loss)	(57,871,696)
Paid-in capital	181,377,031
Net assets, at value	$ 120,004,927
Class A Net Asset Value, offering and redemption price per share ($119,620,431 / 15,029,877 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.96
Class B Net Asset Value, offering and redemption price per share ($384,496 / 48,435 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.94

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $267,043)	$ 2,508,155
Interest	61,414
Total Income	2,569,569
Expenses: Management fee	835,181
Custodian fees	83,420
Distribution service fees	90
Auditing	20,903
Legal	2,454
Trustees' fees and expenses	2,212
Reports to shareholders	669
Other	9,627
Total expenses	954,556
Net investment income (loss)	1,615,013
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(19,035,830)
Foreign currency related transactions	(61,910)
(19,097,740)
Net unrealized appreciation (depreciation) during the period on: Investments	2,330,896
Foreign currency related transactions	94,400
2,425,296
Net gain (loss) on investment transactions	(16,672,444)
Net increase (decrease) in net assets resulting from operations	$ (15,057,431)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2002	2001
Operations: Net investment income (loss)	$ 1,615,013	$ 637,808
Net realized gain (loss) on investment transactions	(19,097,740)	(26,266,426)
Net unrealized appreciation (depreciation) on investment transactions during the period	2,425,296	(13,923,323)
Net increase (decrease) in net assets resulting from operations	(15,057,431)	(39,551,941)
Distributions to shareholders from: Net investment income Class A	(514,449)	(1,173,442)
Net realized gains Class A	-	(23,234,143)
Portfolio share transactions: Class A Proceeds from shares sold	56,382,103	409,942,834
Reinvestment of distributions	514,449	24,407,585
Cost of shares redeemed	(70,184,555)	(428,542,046)
Net assets acquired in tax-free reorganization	27,341,143	-
Net increase (decrease) in net assets from Class A share transactions	14,053,140	5,808,373
Class B* Proceeds from shares sold	385,924	-
Cost of shares redeemed	(288)	-
Net increase (decrease) in net assets from Class B share transactions	385,636	-
Increase (decrease) in net assets	(1,133,104)	(58,151,153)
Net assets at beginning of period	121,138,031	179,289,184
Net assets at end of period (including undistributed net investment income of $1,448,616 and $409,963, respectively)	$ 120,004,927	$ 121,138,031
Other Information
Class A Shares outstanding at beginning of period	13,109,975	12,174,799
Shares sold	6,521,261	38,411,201
Shares issued to shareholders in reinvestment of distributions	55,496	2,398,827
Shares redeemed	(8,099,173)	(39,874,852)
Shares issued in tax-free reorganization	3,442,318	-
Net increase (decrease) in Portfolio shares	1,919,902	935,176
Shares outstanding at end of period	15,029,877	13,109,975
Class B* Shares outstanding at beginning of period	-	-
Shares sold	48,471	-
Shares redeemed	(36)	-
Net increase (decrease) in Portfolio shares	48,435	-
Shares outstanding at end of period	48,435	-

* For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002	2001	2000[a]	1999[a]	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.24	$ 14.73	$ 21.45	$ 17.00	$ 16.15
Income (loss) from investment operations: Net investment income (loss)	.12[b]	.05[b]	.08[b]	.07[b]	.17
Net realized and unrealized gain (loss) on investment transactions	(1.36)	(3.46)	(3.90)	6.73	1.48
Total from investment operations	(1.24)	(3.41)	(3.82)	6.80	1.65
Less distributions from: Net investment income	(.04)	(.10)	-	(.20)	(.20)
Net realized gains on investment transactions	-	(1.98)	(2.90)	(2.15)	(.60)
Total distributions	(.04)	(2.08)	(2.90)	(2.35)	(.80)
Net asset value, end of period	$ 7.96	$ 9.24	$ 14.73	$ 21.45	$ 17.00
Total Return (%)	(13.48)	(24.43)	(20.49)	45.71	10.02
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	120	121	179	252	213
Ratio of expenses (%)	.85	.92	.84	.94	.93
Ratio of net investment income (loss) (%)	1.46	.44	.47	.40	.96
Portfolio turnover rate (%)	190	145	87	136	90

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b Based on average shares outstanding during the period.

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.98
Income (loss) from investment operations: Net investment income (loss)[b]	.02
Net realized and unrealized gain (loss) on investment transactions	(1.06)
Total from investment operations	(1.04)
Net asset value, end of period	$ 7.94
Total Return (%)	(11.58)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4
Ratio of expenses (%)	1.11*
Ratio of net investment income (loss) (%)	.54*
Portfolio turnover rate (%)	190

a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2002

Scudder Investment Grade Bond Portfolio

Overall, 2002 was another strong year for bonds. In the midst of corporate accounting inquiries, risks of war with Iraq and the possibility of future terrorist attacks, investors sought out higher-quality bonds, such as US Treasury bonds. However, in the fourth quarter, investors became slightly less risk adverse and began to move into corporate and high-yield issues.

In this environment, the portfolio's total return (Class A shares) was 8.01 percent. While much of our selection of corporate bonds aided performance results in the fourth quarter, returns were held back by an overweight in bonds issued by manufactured housing companies, particularly in the fourth quarter. The portfolio's overweight in structured mortgage-backed securities also aided results.

During the quarter, we added bonds, which we believed to have strong fundamentals, in telecom services and cable - both areas that were badly beaten earlier in the year. Although we believe the recent investor shift to corporate bonds may have come about a bit too quickly, we feel it is likely that the worst may have passed in the sector.

David Baldt Christopher Gagnier
Gary Bartlett Warren Davis
Thomas Flaherty Andrew Cestone
Daniel Taylor
Co-Managers
Deutsche Investment Management Americas Inc.

Growth of an Assumed $10,000 Investment in Scudder Investment Grade Bond Portfolio from 5/1/1996 to 12/31/2002
[] Scudder Investment Grade Bond Portfolio - Class A [] Lehman Brothers Aggregate Bond Index [] Lehman Brothers Government/Corporate Bond Index

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues , corporate and issues and mortgage securities. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index composed of intermediate and long-term government and investment grade corporate debt securities. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index. Beginning with the next annual report, the Lehman Brothers Aggregate Bond Index, which better reflects the Portfolio's investment style, will be shown instead of the Lehman Brothers Government/Corporate Bond Index.

Yearly periods ended December 31

Average Annual Total Returns[1]
Scudder Investment Grade Bond Portfolio	1-Year	3-Year	5-Year	Life of Portfolio
Class A	8.01%	7.86%	5.81%	6.25%	(Since 5/1/1996)*

* The Portfolio commenced operations on May 1, 1996. Index returns begins April 30, 1996.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

Scudder Investment Grade Bond Portfolio

	Principal Amount ($)	Value ($)

Corporate Bonds 25.9%
Consumer Discretionary 1.8%
American Achieve Corp., 11.625%, 1/1/2007	50,000	53,063
Avondale Mills, Inc., 10.25%, 5/1/2006	50,000	46,500
Boca Resorts, Inc., 9.875%, 4/15/2009	85,000	88,400
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	55,000	58,163
Chumash Casino & Resort Enterprise, 9.0%, 7/15/2010	55,000	58,300
Circus & Eldorado, 10.125%, 3/1/2012	50,000	49,250
Clear Channel Communication, Inc., 8.0%, 11/1/2008	55,000	60,019
Comcast Cable Communications:
6.2%, 11/15/2008	570,000	590,166
6.375%, 1/30/2006	375,000	392,359
6.875%, 6/15/2009	620,000	659,614
CSC Holdings, Inc., 7.875%, 12/15/2007	75,000	72,094
Dana Corp., 10.125%, 3/15/2010	50,000	50,625
DIMON, Inc., Series B, 9.625%, 10/15/2011	115,000	121,613
EchoStar Communications Corp.:
9.25%, 2/1/2006	75,000	78,563
9.375%, 2/1/2009	75,000	79,313
Eldorado Resorts LLC, 10.5%, 8/15/2006	50,000	50,000
Guitar Center Management, 11.0%, 7/1/2006	65,000	65,650
Herbst Gaming, Inc., 10.75%, 9/1/2008	50,000	52,250
Hilton Hotels Corp.:
7.625%, 12/1/2012	50,000	50,493
8.25%, 2/15/2011	115,000	120,297
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	50,000	52,500
International Game Technology, 8.375%, 5/15/2009	70,000	77,700
MGM Mirage, Inc., 9.75%, 6/1/2007	60,000	66,300
News America Holdings, Inc., 9.25%, 2/1/2013	225,000	271,298
Park Place Entertainment, Inc.:
8.5%, 11/15/2006	200,000	212,634
9.375%, 2/15/2007	100,000	106,750
Primedia, Inc., 8.875%, 5/15/2011	50,000	45,250
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	75,000	80,719
Six Flags, Inc., Step-up Coupon 0.0% to 4/1/2003, 10.0% to 4/1/2008	60,000	58,050
Sonic Automotive, Inc., 11.0%, 8/1/2008	70,000	71,400
Transwestern Publishing:
Series F, 9.625%, 11/15/2007	50,000	52,250
Series B, 11.875%, 11/15/2008	25,000	26,438
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	50,000	51,500
	Principal Amount ($)	Value ($)

YUM! Brands, Inc., 7.7%, 7/1/2012	50,000	52,000
		4,021,521
Consumer Staples 0.2%
Agrilink Foods, Inc., 11.875%, 11/1/2008	70,000	75,075
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	50,000	51,500
Fleming Companies, Inc., 10.125%, 4/1/2008	75,000	64,500
IMC Global, Inc., 10.875%, 6/1/2008	50,000	54,250
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	50,000	51,750
Service Corp. International, 7.7%, 4/15/2009	85,000	79,475
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	55,000	55,825
		432,375
Energy 1.9%
Avista Corp.:
7.75%, 1/1/2007	50,000	51,521
9.75%, 6/1/2008	115,000	113,563
Chesapeake Energy Corp., 8.125%, 4/1/2011	50,000	51,500
Consumers Energy Co., 6.375%, 2/1/2008	50,000	48,468
Devon Energy Corp., 7.95%, 4/15/2032	1,045,000	1,256,307
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	50,000	49,742
Panhandle Eastern Pipe Line, 7.95%, 3/15/2023	65,000	58,705
Parker Drilling Co., Series B, 10.125%, 11/15/2009	50,000	51,500
Pedernales Electric Coop, Series 02-A, 6.202%, 11/15/2032	1,715,000	1,757,755
Pioneer Natural Resources Co., 6.5%, 1/15/2008	400,000	410,944
Pride International, Inc., 10.0%, 6/1/2009	50,000	54,000
Stone Energy Corp., 8.75%, 9/15/2007	50,000	52,000
Westar Energy, Inc., 7.875%, 5/1/2007	75,000	75,938
Westport Resources Corp., 8.25%, 11/1/2011	50,000	52,500
		4,084,443
Financials 10.6%
Citigroup, Inc., 6.875%, 2/15/2098	1,335,000	1,451,798
Corrections Corp. of America, 9.875%, 5/1/2009	50,000	53,000
Enterprise Rent-A-Car USA Finance Co., 7.35%, 6/15/2008	1,250,000	1,407,460
ERP Operating LP:
6.63%, 4/13/2005	1,515,000	1,610,971
7.1%, 6/23/2004	1,865,000	1,972,894
Ford Motor Credit Co.:
6.5%, 1/25/2007	470,000	464,228
6.875%, 2/1/2006	1,875,000	1,878,285
7.5%, 3/15/2005	125,000	127,533
	Principal Amount ($)	Value ($)

General Electric Capital Corp., 5.45%, 1/15/2013	455,000	472,625
General Motors Acceptance Corp.:
5.25%, 5/16/2005	1,205,000	1,209,196
8.0%, 11/1/2031	1,150,000	1,156,262
General Motors Nova Finance, 6.85%, 10/15/2008	385,000	398,187
Household Finance Corp.:
5.75%, 1/30/2007	1,525,000	1,596,088
6.375%, 11/27/2012	50,000	52,197
6.5%, 1/24/2006	160,000	170,388
HSBC Holdings, Inc., 5.25%, 12/12/2012	1,505,000	1,542,593
LaBranche & Co., Inc., 12.0%, 3/2/2007	60,000	66,900
Ohio National Financial Services, 7.0%, 7/15/2011	1,254,000	1,338,704
Ohio National Life Insurance, 8.5%, 5/15/2026	825,000	901,808
PNC Funding Corp., 5.75%, 8/1/2006	1,025,000	1,097,214
Provident Co., Inc., 7.0%, 7/15/2018	310,000	274,934
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	50,000	54,500
SLM Corp., 5.125%, 8/27/2012	755,000	774,339
UnumProvident Corp., 7.375%, 6/15/2032	155,000	130,613
Verizon Global Funding Corp., 7.25%, 12/1/2010	1,615,000	1,835,499
Wells Fargo & Co., 7.55%, 6/21/2010	1,000,000	1,190,034
		23,228,250
Health Care 1.3%
Amerisourcebergen Corp., 7.25%, 11/15/2012	75,000	76,875
Health Care Service Corp., 7.75%, 6/15/2011	2,380,000	2,598,260
HealthSouth Corp., 7.625%, 6/1/2012	175,000	144,375
Radiologix, Inc., 10.5%, 12/15/2008	55,000	42,900
Tenet Healthcare Corp., 6.375%, 12/1/2011	50,000	45,000
		2,907,410
Industrials 4.7%
Allied Waste North America, Inc.:
Series B, 7.625%, 1/1/2006	75,000	74,625
Series B, 8.5%, 12/1/2008	85,000	85,425
Series B, 10.0%, 8/1/2009	55,000	54,588
AutoNation, Inc., 9.0%, 8/1/2008	55,000	55,550
Avis Group Holdings, Inc., 11.0%, 5/1/2009	125,000	136,875
Coinmach Corp., 9.0%, 2/1/2010	50,000	52,438
Day International Group, Inc., 11.125%, 6/1/2005	50,000	51,000
Delta Air Lines, Inc., Series 02-1, 6.417%, 7/2/2012	3,410,000	3,609,681
Dow Chemicals Co., 6.0%, 10/1/2012	1,900,000	1,941,810
DR Horton, Inc., 7.5%, 12/1/2007	55,000	53,900
Equistar Chemicals LP, 8.75%, 2/15/2009	245,000	214,375
Fibermark, Inc., 10.75%, 4/15/2011	55,000	55,550
Fort James Corp., 6.875%, 9/15/2007	50,000	47,500
General Motors Acceptance Corp., 7.25%, 3/2/2011	800,000	815,225
	Principal Amount ($)	Value ($)

Goodyear Tire & Rubber Co., 7.857%, 8/15/2011	75,000	56,166
Hercules, Inc., 11.125%, 11/15/2007	60,000	66,900
International Paper Co., 8.125%, 7/8/2005	400,000	447,719
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	75,000	77,625
Kansas City Southern:
7.5%, 6/15/2009	50,000	52,750
9.5%, 10/1/2008	60,000	66,075
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	50,000	48,500
Louisiana Pacific Corp., 10.875%, 11/15/2008	50,000	53,750
Millennium America, Inc.:
7.0%, 11/15/2006	100,000	96,625
9.25%, 6/15/2008	60,000	62,550
9.25%, 6/15/2008	130,000	135,525
Phelps Dodge Corp., 8.75%, 6/1/2011	55,000	56,905
SPX Corp., 7.5%, 1/1/2013	50,000	50,688
Systems 2001 Asset Trust LLC "G", Series 2001, 6.664%, 9/15/2013	1,345,761	1,450,326
Terex Corp., 8.875%, 4/1/2008	50,000	45,063
United Rentals, Inc.:
9.25%, 1/15/2009	50,000	40,875
10.75%, 4/15/2008	60,000	59,700
Xerox Corp., 9.75%, 1/15/2009	100,000	96,000
		10,212,284
Information Technology 0.8%
Computer Associates, Inc., Series B, 6.5%, 4/15/2008	70,000	66,325
Raytheon Co.:
6.3%, 3/15/2005	180,000	192,051
6.5%, 7/15/2005	290,000	312,787
8.2%, 3/1/2006	825,000	926,909
Sanmina-Sci Corp., 10.375%, 1/15/2010	50,000	50,500
Seagate Technology Holdings, 8.0%, 5/15/2009	50,000	51,750
Solectron Corp., 9.625%, 2/15/2009	65,000	63,375
		1,663,697
Materials 1.2%
Dex Media East LLC:
9.875%, 11/15/2009	55,000	58,850
12.125%, 11/15/2012	50,000	55,375
Georgia-Pacific Corp.:
7.5%, 5/15/2006	120,000	114,000
8.125%, 5/15/2011	50,000	47,500
Greif Brothers Corp., 8.875%, 8/1/2012	50,000	53,000
Lyondell Chemical Co., 9.5%, 12/15/2008	65,000	60,450
Owens-Brockway Glass Container:
8.75%, 11/15/2012	50,000	50,750
8.875%, 2/15/2009	85,000	87,550
Schuler Homes, Inc., 9.375%, 7/15/2009	130,000	132,600
Toll Corp., 8.25%, 2/1/2011	55,000	55,275
	Principal Amount ($)	Value ($)

Weyerhauser Co.: 5.95%, 11/1/2008	1,150,000	1,227,619
7.375%, 3/15/2032	630,000	683,253
		2,626,222
Telecommunication Services 0.5%
AT&T Wireless Services, Inc., 8.125%, 5/1/2012	60,000	60,300
Avaya, Inc., 11.125%, 4/1/2009	70,000	63,350
Motorola, Inc., 8.0%, 11/1/2011	50,000	51,750
Nextel Communications, Inc., 9.375%, 11/15/2009	75,000	67,875
Qwest Corp., 5.625%, 11/15/2008	185,000	157,250
Sprint Capital Corp.:
5.7%, 11/15/2003	675,000	671,625
6.125%, 11/15/2008	60,000	54,600
US West Communication, Inc., 7.25%, 9/15/2025	50,000	39,500
		1,166,250
Utilities 2.9%
Alabama Power Co., 7.125%, 8/15/2004	1,000,000	1,071,817
Cleveland Electric/Toledo, Series B, 7.13%, 7/1/2007	1,490,000	1,681,741
CMS Energy Corp., 7.5%, 1/15/2009	90,000	76,500
Pacificorp., 6.9%, 11/15/2011	825,000	941,964
Progress Energy, Inc.:
6.75%, 3/1/2006	1,000,000	1,074,068
6.85%, 4/15/2012	1,230,000	1,346,809
Public Service Co. of Colorado, 7.875%, 10/1/2012	50,000	55,815
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	50,000	47,000
		6,295,714
Total Corporate Bonds (Cost $54,612,030)		56,638,166

Convertible Bonds 0.0%
DIMON, Inc., 6.25%, 3/31/2007 (Cost $44,500)	50,000	45,000

Asset Backed 6.7%
Automobile Receivables 2.0%
AmeriCredit Automobile Receivables Trust "A4", Series 2001-C, 5.01%, 7/14/2008	1,530,000	1,615,352
MMCA Automobile Trust "A4", Series 2002-4, 3.05%, 11/16/2009	1,150,000	1,169,262
WFS Financial Owner Trust "A4", Series 2002-2, 4.5%, 2/20/2010	1,540,000	1,609,964
		4,394,578
Credit Card Receivables 0.4%
Citibank Credit Card Master Trust I "A", Series 1999-2, 5.875%, 3/10/2011	650,000	717,068
	Principal Amount ($)	Value ($)

Home Equity Loans 0.4%
Oakwood Mortgage Investors, Inc. "A2", Series 2002-B, 5.19%, 9/15/2019	900,000	919,724
Manufactured Housing Receivables 1.0%
Conseco Finance Securitizations Corp. "A4", Series 2001-1, 6.21%, 7/1/2032	1,000,000	1,044,249
Green Tree Financial Corp. "A5", Series 1996-5, 7.05%, 1/15/2019	1,160,000	1,210,528
		2,254,777
Miscellaneous 2.9%
Detroit Edison Securitization Funding LLC "A6", Series 2001-1, 6.62%, 3/1/2016	1,375,000	1,568,292
Federal Home Loan Mortgage Corp. "3A", Series T-41, 7.5%, 7/25/2032	714,950	775,050
PECO Energy Transition Trust "A1", Series 2001-A, 6.52%, 12/31/2010	1,790,000	2,046,501
PSE&G Transition Funding LLC:
"A7", Series 2001-1, 6.75%, 6/15/2016	900,000	1,030,388
"A8", Series 2001-1, 6.89%, 12/15/2017	800,000	933,868
		6,354,099
Total Asset Backed (Cost $13,955,156)		14,640,246

Foreign Bonds - US$ Denominated 2.9%
British Sky Broadcasting PLC:
6.875%, 2/23/2009	60,000	61,350
8.2%, 7/15/2009	115,000	124,200
Euramax International PLC, 11.25%, 10/1/2006	50,000	51,625
Fage Dairy Industry SA, 9.0%, 2/1/2007	50,000	47,000
France Telecom, 7.75%, 3/1/2011	355,000	410,476
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	50,000	46,875
12.5%, 6/15/2012	80,000	80,800
Hurricane Hydrocarbons Ltd., 12.0%, 8/4/2006	50,000	50,750
Innova S de R.L., 12.875%, 4/1/2007	50,000	43,500
Pemex Finance Ltd., 9.14%, 8/15/2004	1,449,000	1,538,635
Pemex Project Funding Master Trust, 9.125%, 10/13/2010	50,000	57,250
Petroleos Mexicanos, 9.5%, 9/15/2027	965,000	1,109,750
PTC International Finance BV, Step-up Coupon, 10.75%, 7/1/2007	50,000	52,000
Republic of Turkey, 11.5%, 1/23/2012	50,000	51,500
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	105,000	97,650
Sappi Papier Holding AG, 7.5%, 6/15/2032	950,000	1,067,338
Stagecoach Holdings PLC, 8.625%, 11/15/2009	110,000	106,040
Stena AB, 9.625%, 12/1/2012	80,000	82,600
	Principal Amount ($)	Value ($)

Stone Container Corp., 11.5%, 8/15/2006	50,000	53,000
Telus Corp., 8.0%, 6/1/2011	50,000	48,000
TFM SA de CV, 11.75%, 6/15/2009	55,000	53,900
Tyco International Group SA:
5.8%, 8/1/2006	440,000	415,800
6.125%, 11/1/2008	525,000	490,875
6.125%, 1/15/2009	170,000	158,950
6.375%, 10/15/2011	50,000	46,750
Vicap SA, 11.375%, 5/15/2007	75,000	67,500
Total Foreign Bonds - US$ Denominated (Cost $6,118,455)		6,414,114

US Treasury Obligations 24.7%
US Treasury Bond:
6.0%, 8/15/2009	1,776,000	2,064,877
6.0%, 2/15/2026	12,784,000	14,650,170
7.25%, 5/15/2016	3,113,000	3,986,100
10.75%, 8/15/2005	90,000	110,324
US Treasury Note:
2.0%, 10/31/2004	3,845,000	3,887,357
5.875%, 11/15/2004	25,140,000	27,152,180
6.125%, 8/15/2007	1,991,000	2,289,495
Total US Treasury Obligations (Cost $53,110,730)		54,140,503

US Government Agency Pass-Thrus 14.5%
Federal National Mortgage Association:
5.0%, 1/1/2018	1,035,000	1,059,904
5.5%, 1/1/2018	1,530,000	1,584,985
5.78%, 10/1/2008	1,788,668	1,941,921
6.0%, 7/1/2017	1,600,412	1,674,718
6.0%, 1/1/2033	1,035,000	1,071,392
6.0%, 1/1/2033	1,805,000	1,865,356
6.292%, 12/1/2008	1,809,413	2,001,340
6.31%, 6/1/2008	1,500,000	1,668,515
6.5%, 3/1/2017	553,289	583,868
6.5%, 5/1/2017	814,424	859,436
6.5%, 11/1/2024	1,336,115	1,402,905
6.5%, 7/1/2030	972,874	1,014,591
6.5%, 8/1/2030	2,215,128	2,318,329
6.5%, 8/1/2032	2,143,002	2,232,314
6.5%, 8/1/2032	508,822	530,028
7.0%, 7/1/2031	1,457,106	1,532,648
7.0%, 9/1/2031	552,307	580,940
7.0%, 11/1/2031	468,918	493,228
7.0%, 11/1/2031	506,606	532,871
7.0%, 2/1/2032	1,802,456	1,895,902
7.0%, 3/1/2032	4,120,241	4,333,707
7.0%, 6/1/2032	279,348	293,821
8.0%, 9/1/2015	192,993	208,495
Total US Government Agency Pass-Thrus (Cost $31,015,328)		31,681,214

	Principal Amount ($)	Value ($)

Collateralized Mortgage Obligations 19.0%
ABN AMRO Mortgage Corp., Series 2002-3, 6.0%, 4/15/2017	1,566,504	1,612,532
Countrywide Home Loans, Series 2002-12, 6.0%, 8/25/2017	2,816,641	2,899,364
Federal Home Loan Mortgage Corp.:
"1A2B", Series T-48, 4.688%, 7/25/2022	940,000	989,006
"WM", Series 2391, 5.25%, 10/15/2019	2,850,000	2,923,086
"DB", Series 2483, 5.5%, 9/15/2012	2,655,000	2,786,629
"CH", Series 2390, 5.5%, 12/15/2016	440,000	463,591
"PE", Series 2512, 5.5%, 2/15/2022	45,000	45,692
"TC", Series 2509, 5.5%, 10/15/2025	2,510,000	2,591,668
5.5% with various maturities until 8/15/2032	2,868,118	2,937,225
"BD", Series 2453, 6.0%, 5/15/2017	1,050,000	1,117,355
"AB", Series 2283, 6.0%, 3/15/2029	456,449	459,869
"HA", Series 2333, 6.0%, 5/15/2031	1,027,870	1,039,460
"DA", Series 2444, 6.5%, 2/15/2030	756,918	779,888
"PE", Series 2208, 7.0%, 12/15/2028	1,860,000	1,907,820
"A5", Series T-42, 7.5%, 2/25/2042	922,438	999,981
Federal National Mortgage Association:
"A2", Series 2002-W9, 4.7%, 8/25/2042	510,000	523,989
"A2", Series 2002-W10, 4.7%, 8/25/2042	510,000	524,725
"A2", Series 2002-60, 4.75%, 2/25/2044	500,000	507,975
"PB", Series 2002-47, 5.5%, 9/25/2012	1,650,000	1,724,368
5.5%, 2/25/2017	500,000	521,094
"QC", Series 2002-11, 5.5%, 3/15/2017	640,000	673,310
"PA", Series 2001-48, 6.0%, 9/25/2013	2,109,110	2,160,747
"QN", Series 2001-51, 6.0%, 10/25/2016	1,550,000	1,647,977
"HM", Series 2002-36, 6.5%, 12/25/2029	772,938	796,039
"A5", Series 2002-W4, 7.5%, 5/25/2042	698,729	757,466
"2A", Series 2002-W6, 7.5%, 6/25/2042	1,176,595	1,275,503
Norwest Asset Securities Corp."A4", Series 1999-26, 7.25%, 12/25/2029	1,290,409	1,307,305
Residential Funding Mortgage Securities I, Series 2001-S29, 5.5%, 12/26/2031	3,919,078	4,022,635
Wells Fargo Mortgage Backed Securities Trust "A1", Series 2002-9, 6.25%, 6/25/2032	1,630,979	1,668,873
Total Collateralized Mortgage Obligations (Cost $41,374,775)		41,665,172

	Principal Amount ($)	Value ($)

Municipal Investments 2.2%
Brockton, MA, Core City GO, Economic Development, Series A, 6.45%, 5/1/2017 (c)	1,530,000	1,716,247
New York, State GO, Environmental Facilities Corp., Series B, 4.95%, 1/1/2013 (c)	1,500,000	1,526,055
Oklahoma City Airport, Airport Revenue, 5.2%, 10/1/2012 (c)	1,430,000	1,472,557
Total Municipal Investments (Cost $4,466,932)		4,714,859

	Shares	Value ($)

Cash Equivalents 4.1%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $9,076,912)	9,076,912	9,076,912
Total Investment Portfolio - 100.0% (Cost $213,774,818) (a)		219,016,186

Notes to Scudder Investment Grade Bond Portfolio of Investments

(a) The cost for federal income tax purposes was $213,881,159. At December 31, 2002, net unrealized appreciation for all securities based on tax cost was $5,135,027. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,483,826 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $348,799.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
Capital Guaranty
FGIC	Financial Guaranty Insurance Company

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $213,774,818)	$ 219,016,186
Receivable for investments sold	2,303,500
Interest receivable	2,183,423
Receivable for Portfolio shares sold	315,524
Other assets	3,481
Total assets	223,822,114
Liabilities
Payable for investments purchased	5,601,649
Payable for Portfolio shares redeemed	156,333
Accrued management fee	109,809
Other accrued expenses and payables	42,201
Total liabilities	5,909,992
Net assets, at value	$ 217,912,122
Net Assets
Net assets consist of: Undistributed net investment income	7,795,796
Net unrealized appreciation (depreciation) on investments	5,241,368
Accumulated net realized gain (loss)	(1,719,820)
Paid-in capital	206,594,778
Net assets, at value	$ 217,912,122
Class A Net Asset Value, offering and redemption price per share ($216,182,610 / 18,049,005 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.98
Class B Net Asset Value, offering and redemption price per share ($1,729,512 / 144,625 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.96

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Interest	$ 9,200,510
Expenses: Management fee	1,056,716
Custodian fees	11,939
Distribution service fees	369
Auditing	22,986
Legal	2,417
Trustees' fees and expenses	1,660
Reports to shareholders	31,749
Other	10,683
Total expenses, before expense reductions	1,138,519
Expense reductions	(451)
Total expenses, after expense reductions	1,138,068
Net investment income	8,062,442
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	226,395
Net unrealized appreciation (depreciation) during the period on investments	5,822,638
Net gain (loss) on investment transactions	6,049,033
Net increase (decrease) in net assets resulting from operations	$ 14,111,475

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2002	2001
Operations: Net investment income (loss)	$ 8,062,442	$ 5,630,267
Net realized gain (loss) on investment transactions	226,395	1,801,523
Net unrealized appreciation (depreciation) on investment transactions during the period	5,822,638	(2,467,539)
Net increase (decrease) in net assets resulting from operations	14,111,475	4,964,251
Distributions to shareholders from: Net investment income Class A	(5,123,396)	(4,623,273)
Portfolio share transactions: Class A Proceeds from shares sold	100,217,749	82,813,663
Reinvestment of distributions	5,123,396	4,623,273
Cost of shares redeemed	(31,852,501)	(31,584,271)
Net increase (decrease) in net assets from Class A share transactions	73,488,644	55,852,665
Class B* Proceeds from shares sold	1,702,476	-
Cost of shares redeemed	(637)	-
Net increase (decrease) in net assets from Class B share transactions	1,701,839	-
Increase (decrease) in net assets	84,178,562	56,193,643
Net assets at beginning of period	133,733,560	77,539,917
Net assets at end of period (including undistributed net investment income of $7,795,796 and $4,912,031, respectively)	$ 217,912,122	$ 133,733,560
Other Information
Class A Shares outstanding at beginning of period	11,645,925	6,770,947
Shares sold	8,685,540	7,217,533
Shares issued to shareholders in reinvestment of distributions	465,763	414,684
Shares redeemed	(2,748,223)	(2,757,259)
Net increase (decrease) in Portfolio shares	6,403,080	4,874,978
Shares outstanding at end of period	18,049,005	11,645,925
Class B* Shares outstanding at beginning of period	-	-
Shares sold	144,674	-
Shares redeemed	(49)	-
Net increase (decrease) in Portfolio shares	144,625	-
Shares outstanding at end of period	144,625	-

* For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002	2001[a]	2000[b]	1999[b]	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.48	$ 11.45	$ 11.00	$ 11.65	$ 11.18
Income (loss) from investment operations: Net investment income (loss)	.53[c]	.62[c]	.69[c]	.60[c]	.32
Net realized and unrealized gain (loss) on investment transactions	.37	.01[d]	.36	(.85)	.55
Total from investment operations	.90	.63	1.05	(.25)	.87
Less distributions from: Net investment income	(.40)	(.60)	(.60)	(.30)	(.30)
Net realized gains on investment transactions	-	-	-	(.10)	(.10)
Total distributions	(.40)	(.60)	(.60)	(.40)	(.40)
Net asset value, end of period	$ 11.98	$ 11.48	$ 11.45	$ 11.00	$ 11.65
Total Return (%)	8.01	5.71	9.90	(2.06)	7.93
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	216	134	78	71	52
Ratio of expenses before expense reductions (%)	.65	.64	.68	.65	.67
Ratio of expenses after expense reductions (%)	.65	.64	.67	.65	.67
Ratio of net investment income (loss) (%)	4.57	5.46	6.36	5.42	5.50
Portfolio turnover rate (%)	267	176	311	131	130

a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 5.54% to 5.46%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
c Based on average shares outstanding during the period.
d The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

Class B

Years Ended December 31,	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.36
Income (loss) from investment operations: Net investment income (loss)[b]	.27
Net realized and unrealized gain (loss) on investment transactions	.33
Total from investment operations	.60
Net asset value, end of period	$ 11.96
Total Return (%)	5.28**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses (%)	.92*
Ratio of net investment income (loss) (%)	4.69*
Portfolio turnover rate (%)	267

a For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2002

Scudder Money Market Portfolio

Throughout 2002, the Federal Reserve Board kept interest rates quite low. The federal funds rate was 1.75 percent for most of the period, though the Fed further reduced that rate to 1.25 percent on November 6, as a means to further stimulate the sluggish US economy. As a result, most money market portfolio yields remained at historically low levels.

In this environment, the portfolio's total return (Class A shares) was 1.35 percent. In its statement accompanying the November rate cut, the Fed said that it was changing from a stimulative to a "neutral" stance, noting that it thought risks to the economy were equally balanced between inflation and slower growth. For this reason, we think short-term interest rates should remain relatively stable at least until mid-March 2003. Whether the Fed acts again depends on several factors, including holiday sales figures, consumer confidence and the risk of war in Iraq. Based on the position of the short-term yield curve, we have been purchasing money market instruments with three- to six-month maturities.

We don't believe that the yield pickup from six- to 12-month securities warrants taking any additional interest rate risk at this point. We do expect the yield curve to steepen (i.e., six- to 12-month yields to become more attractive) in the near future and are prepared to cautiously extend the average maturity of the fund at the appropriate time. Going forward, we will continue to seek competitive yields, maintain our conservative investment strategies and choose securities from only the highest quality issuers.

Darlene M. Rasel
Lead Manager
Deutsche Investment Management Americas Inc.

An investment in the Scudder Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the portfolio.

Portfolio's Class A Shares Yield
	7-day yield	7-day compounded effective yield
December 31, 2002	1.14%	1.15%
December 31, 2001	1.58%	1.60%

Yields will fluctuate and are not guaranteed.

Past performance is not a guarantee of future results. Returns and values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

Scudder Money Market Portfolio

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 28.7%
Barclays Bank PLC, 1.34%, 1/14/2003,	25,000,000	25,000,000
Bank of Scotland PLC, 1.338%*, 4/30/2003,	10,000,000	9,999,087
Canadian Imperial Bank of Commerce, 2.07%, 3/20/2003,	10,000,000	10,002,091
Canadian Imperial Bank of Commerce, 2.71%, 3/17/2003,	10,000,000	10,009,352
Dresdner Bank AG, 2.58%, 5/8/2003,	10,000,000	10,004,915
Landesbank Baden-Wuerttemberg, 2.41%, 6/16/2003,	10,000,000	10,007,174
National Australia Bank Ltd., 1.98%, 4/30/2003,	10,000,000	10,000,000
Svenska Handelsbanken, 2.5%, 6/13/2003,	12,000,000	11,998,676
Toronto Dominion Bank, 1.384%*, 3/24/2003,	10,000,000	10,000,000
Toronto Dominion Bank, 1.384%*, 4/23/2003,	10,000,000	10,000,000
Toronto Dominion Bank, 2.49%, 3/7/2003,	7,000,000	7,002,599
UBS AG, 2.1%, 2/13/2003,	10,000,000	10,000,000
US Bank of North America, 1.33%*, 1/10/2003,	10,000,000	10,000,000
Westpac Banking Corp., 2.175%, 1/24/2003,	20,000,000	20,000,063
Total Certificates of Deposit and Bank Notes (Cost $164,023,957)		164,023,957

Commercial Paper 62.1%
American Honda Finance Corp., 1.39%*, 9/8/2003,	25,000,000	25,000,000
Associates Corp. of North America, 1.48%*, 6/15/2003,	5,000,000	5,000,000
DEPFA Bank Europe PLC, 1.7%**, 1/7/2003,	10,000,000	9,997,167
Dorada Finance, Inc., 1.33%**, 2/25/2003,	20,000,000	19,959,361
Falcon Asset Securitization Corp., 1.83%**, 1/10/2003,	5,000,000	4,997,712
Goldman Sachs Group, Inc., 1.86%*, 1/21/2003,	15,000,000	15,000,000
Greyhawk Funding LLC, 1.33%**, 1/22/2003,	20,000,000	19,984,483
	Principal Amount ($)	Value ($)

K2 (USA) LLC, 1.4%**, 6/5/2003,	15,000,000	14,909,583
KBC Financial Products International Ltd., 1.75%**, 1/28/2003,	25,000,000	24,967,188
Links Finance LLC, 1.33%**, 2/10/2003,	21,000,000	20,968,967
Merrill Lynch & Co., Inc., 1.7%**, 1/17/2003,	20,000,000	19,984,889
Mont Blanc Capital Corp., 1.78%**, 1/14/2003,	15,000,000	14,990,358
Nordea Bank Finland PLC, 1.366%*, 9/10/2003,	20,000,000	19,995,844
Northern Rock PLC, 1.73%**, 1/8/2003,	15,000,000	14,994,954
Old Line Funding Corp., 1.33%**, 1/17/2003,	20,000,000	19,988,178
Pennine Funding LLC, 1.34%**, 2/14/2003,	15,000,000	14,975,433
Perry Global Funding LLC, 1.34%**, 1/10/2003,	15,000,000	14,994,975
Private Export Funding Corp., 1.73%**, 1/16/2003,	5,000,000	4,996,396
Private Export Funding Corp., 1.74%**, 1/23/2003,	5,000,000	4,994,683
Salomon Smith Barney, Inc., 1.79%*, 4/28/2003,	15,000,000	15,000,000
Scaldis Capital LLC, 1.83%**, 1/6/2003,	15,000,000	14,996,188
Shell Finance PLC, 1.74%**, 1/13/2003,	15,000,000	14,991,300
Spintab AB , 1.33%**, 2/12/2003,	20,000,000	19,968,967
Total Commercial Paper (Cost $355,656,626)		355,656,626

Repurchase Agreements*** 9.2%
Goldman Sachs & Co., 1.23%, dated 12/31/02, to be repurchased at $45,003,075 on 1/2/2003	45,000,000	45,000,000
State Street Bank and Trust Co., 1.18%, dated 12/31/02, to be repurchased at $7,545,495 on 1/2/2003	7,545,000	7,545,000
Total Repurchase Agreements (Cost $52,545,000)		52,545,000
Total Investment Portfolio - 100.0% (Cost $572,225,583) (a)		572,225,583

Notes to Scudder Money Market Portfolio of Investments

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2002.
** Annualized yield at time of purchase; not a coupon rate.
*** Repurchase agreements are fully collateralized by US Treasury or Government agency securities.
(a) Cost for federal income tax purposes was $572,225,583.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $572,225,583)	$ 572,225,583
Cash	500
Interest receivable	1,645,312
Receivable for Portfolio shares sold	525,466
Other assets	10,456
Total assets	574,407,317
Liabilities
Payable for Portfolio shares redeemed	1,326,763
Accrued management fee	241,857
Other accrued expenses and payables	160,664
Total liabilities	1,729,284
Net assets, at value	$ 572,678,033
Net Assets
Net assets consist of: Distributions in excess of net investment income	(18,450)
Paid-in capital	572,696,483
Net assets, at value	$ 572,678,033
Class A Net Asset Value, offering and redemption price per share ($569,996,356 / 570,017,689 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class B Net Asset Value, offering and redemption price per share ($2,681,677 / 2,681,662 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Interest	$ 11,335,323
Expenses: Management fee	2,991,068
Custodian fees	32,699
Distribution service fees	729
Auditing	94,603
Legal	6,812
Trustees' fees and expenses	7,742
Reports to shareholders	73,047
Other	21,602
Total expenses, before expense reductions	3,228,302
Expense reductions	(703)
Total expenses, after expense reductions	3,227,599
Net investment income	8,107,724
Net realized gain (loss) from investments	2,726
Net increase (decrease) in net assets resulting from operations	$ 8,110,450

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2002	2001
Operations: Net investment income (loss)	$ 8,107,724	$ 15,672,397
Net realized gain (loss) on investment transactions	2,726	9,357
Net increase (decrease) in net assets resulting from operations	8,110,450	15,681,754
Distributions to shareholders from: Net investment income Class A	(8,116,561)	(15,691,810)
Class B*	(3,224)	-
Portfolio share transactions: Class A Proceeds from shares sold	1,680,167,086	4,484,819,119
Reinvestment of distributions	8,508,646	16,051,939
Cost of shares redeemed	(1,789,369,613)	(4,108,987,621)
Net increase (decrease) in net assets from Class A share transactions	(100,693,881)	391,883,437
Class B* Proceeds from shares sold	3,226,564	-
Reinvestment of distributions	2,368	-
Cost of shares redeemed	(547,274)	-
Net increase (decrease) in net assets from Class B share transactions	2,681,658	-
Increase (decrease) in net assets	(98,021,558)	391,873,381
Net assets at beginning of period	670,699,591	278,826,210
Net assets at end of period (including distributions in excess of net investment income of $18,450 at December 31, 2002)	$ 572,678,033	$ 670,699,591
Other Information
Class A Shares outstanding at beginning of period	670,711,571	278,826,210
Shares sold	1,680,167,085	4,484,820,688
Shares issued to shareholders in reinvestment of distributions	8,508,646	16,051,939
Shares redeemed	(1,789,369,613)	(4,108,987,266)
Net increase (decrease) in Portfolio shares	(100,693,882)	391,885,361
Shares outstanding at end of period	570,017,689	670,711,571
Class B* Shares outstanding at beginning of period	-	-
Shares sold	3,226,568	-
Shares issued to shareholders in reinvestment of distributions	2,368	-
Shares redeemed	(547,274)	-
Net increase (decrease) in Portfolio shares	2,681,662	-
Shares outstanding at end of period	2,681,662	-

* For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income (loss)	.013	.037	.059	.050	.050
Total from investment operations	.013	.037	.059	.050	.050
Less distributions from: Net investment income	(.013)	(.037)	(.059)	(.050)	(.050)
Total distributions	(.013)	(.037)	(.059)	(.050)	(.050)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	1.35	3.75	6.10	4.84	5.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	570	671	279	231	152
Ratio of expenses (%)	.54	.55	.58	.54	.54
Ratio of net investment income (loss) (%)	1.35	3.39	5.94	4.77	5.02

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.000
Income (loss) from investment operations: Net investment income (loss)	.007
Total from investment operations	.007
Less distributions from: Net investment income	(.007)
Total distributions	(.007)
Net asset value, end of period	$ 1.000
Total Return (%)	.67**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses before expense reductions (%)	.79*
Ratio of expenses after expense reductions (%)	.64*
Ratio of net investment income (loss) (%)	1.11*

a For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
* Annualized
** Not annualized

Management Summary December 31, 2002

Scudder Small Cap Growth Portfolio

In the year 2002, US equities declined for the third consecutive year, something that has not occurred in more than 60 years, and small-cap growth stocks were among the hardest hit. Most small-cap sectors produced negative returns within the portfolio. Information technology led the decline. Within health care, service companies such as hospital chains provided positive returns but many small biotechnology stocks were especially volatile.

In this tempestuous period, the portfolio fell slightly harder than the market. Stock selection in the modestly overweight sector of information technology detracted most significantly from portfolio returns. Financials, which suffered throughout the year, also hurt performance, even though the fund was underweight in this area. In an effort to help improve results, we gradually but significantly reduced the number of stocks throughout the annual period. We believe this would allow us to maintain a more closely monitored portfolio. Our efforts seemed to pay off in the fourth quarter. The portfolio provided strong positive results in the final quarter of the year, led by renewed strength in its technology positions. Many software and communications equipment holdings provided attractive returns.

The new portfolio management team that took the helm in November is further refining the portfolio to focus on those companies that they believe are well positioned to grow over the next three to five years. We see the primary risks for the months ahead led by consumer and investor sentiment. Earnings disappointments may also occur. Still, we are encouraged by the fact that coming out of recessions, small- and mid-cap stock earnings have historically exceeded those of large-cap stocks.

Audrey M.T. Jones
Samuel A. Dedio
Doris R. Klug
Co-Managers
Deutsche Investment Management Americas Inc.

Growth of an Assumed $10,000 Investment in Scudder Small Cap Growth Portfolio from 5/2/1994 to 12/31/2002
[] Scudder Small Cap Growth Portfolio - Class A [] Russell 2000 Growth Index [] Russell 2000 Index

The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. It includes reinvestment of dividends and is compiled by the Frank Russell Company. The Russell 2000 Index is a capitalization-weighted price-only index which is composed of 2,000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The largest company in the index has an approximate market capitalization of $591 million. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index. Beginning with the next annual report, the Russell 2000 Growth Index, which better reflects the Portfolio's investment style, will be shown instead of the Russell 2000 Index.

Yearly periods ended December 31

Average Annual Total Returns[1]
Scudder Small Cap Growth Portfolio	1-Year	3-Year	5-Year	Life of Portfolio
Class A	-33.36%	-24.93%	-7.59%	5.31%	(Since 5/2/1994)*

* The Portfolio shares commenced operations on May 2, 1994. Index returns begin April 30, 1994.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

Scudder Small Cap Growth Portfolio

	Shares	Value ($)

Common Stocks 84.8%
Consumer Discretionary 14.5%
Hotel Restaurants & Leisure 3.1%
Alliance Gaming Corp.*	52,800	899,184
California Pizza Kitchen, Inc.*	63,900	1,610,280
Landry's Seafood Restaurants, Inc.	84,300	1,790,532
Shuffle Master, Inc.*	21,100	403,221
		4,703,217
Internet & Catalog Retailing 0.6%
Alloy, Inc.*	87,800	961,410
Media 1.7%
Entercom Communications Corp.*	51,600	2,421,072
Regent Communications, Inc.*	29,900	176,709
		2,597,781
Specialty Retail 7.1%
Advance Auto Parts, Inc.*	36,600	1,789,740
Copart, Inc.*	261,600	3,097,344
Hancock Fabrics, Inc.	100,000	1,525,000
Pier 1 Imports, Inc.	90,500	1,713,165
Too, Inc.*	122,600	2,883,552
		11,008,801
Textiles, Apparel & Luxury Goods 2.0%
Brown Shoe Co., Inc.	66,600	1,587,078
Gildan Activewear, Inc.*	66,400	1,554,424
		3,141,502
Consumer Staples 5.2%
Beverages 2.0%
Constellation Brands, Inc. "A"*	130,800	3,101,268
Food & Drug Retailing 3.0%
Performance Food Group Co.*	87,600	2,974,808
United Natural Foods, Inc.*	63,900	1,619,865
		4,594,673
Food Products 0.2%
Peets Coffee & Tea, Inc.*	20,400	288,252
Energy 5.9%
Energy Equipment & Services 0.8%
FMC Technologies, Inc.*	62,700	1,280,961
Oil & Gas 5.1%
Ocean Energy, Inc.	68,500	1,367,945
Patina Oil & Gas Corp.	82,875	2,622,994
Plains Exploration & Production Co.*	43,600	425,100
Plains Resources, Inc.*	43,600	516,660
Western Gas Resources, Inc.	38,300	1,411,355
Westport Resources Corp.*	72,900	1,516,320
		7,860,374
	Shares	Value ($)

Financials 8.4%
Banks 3.2%
First Niagara Financial Group, Inc.	53,200	1,389,584
	100,380	3,567,606
		4,957,190
Diversified Financials 2.7%
Chicago Mercantile Exchange*	3,300	144,078
iShares Russell 2000 Growth	99,100	3,983,820
		4,127,898
Insurance 2.5%
HCC Insurance Holdings, Inc.	110,200	2,710,920
Philadelphia Consolidated Holding Corp.*	21,100	746,940
Platinum Underwriters Holdings Ltd.*	20,100	529,635
		3,987,495
Health Care 20.6%
Biotechnology 4.9%
Celgene Corp.*	83,100	1,784,157
Charles River Laboratories International, Inc.*	96,200	3,701,776
Genta, Inc.*	195,200	1,501,088
NeoPharm, Inc.*	66,300	672,282
		7,659,303
Health Care Equipment & Supplies 4.3%
Cytyc Corp.*	73,000	744,600
Edwards Lifesciences Corp.*	114,100	2,906,127
SurModics, Inc.*	104,300	2,991,324
		6,642,051
Health Care Providers & Services 7.0%
Accredo Health, Inc.*	68,400	2,411,100
Caremark Rx, Inc.*	167,000	2,713,750
DaVita, Inc.*	124,300	3,066,481
Renal Care Group, Inc.*	86,600	2,740,024
		10,931,355
Pharmaceuticals 4.4%
Biovail Corp.*	145,700	3,847,937
NPS Pharmaceuticals, Inc.*	115,674	2,911,515
		6,759,452
Industrials 9.9%
Aerospace & Defense 1.1%
United Defense Industries, Inc.*	70,800	1,649,640
Air Freight & Logistics 1.5%
Expeditors International of Washington, Inc.	72,200	2,357,330
Airlines 2.2%
JetBlue Airways Corp.*	45,000	1,215,000
SkyWest, Inc.	159,200	2,080,744
		3,295,744
	Shares	Value ($)

Commercial Services & Supplies 3.5%
Career Education Corp.*	43,700	1,748,000
ChoicePoint Inc.*	94,066	3,714,666
		5,462,666
Construction & Engineering 1.0%
Insituform Technologies, Inc.*	91,700	1,563,485
Road & Rail 0.6%
Heartland Express, Inc.	42,200	966,844
Information Technology 15.1%
Communications Equipment 4.7%
Adaptec, Inc.*	378,100	2,136,265
McDATA Corp. "A"*	129,700	920,870
NetScreen Technologies, Inc.*	113,400	1,909,656
UTStarcom, Inc.*	117,800	2,335,974
		7,302,765
Internet Software & Services 1.1%
WebEx Communications, Inc.*	114,700	1,720,500
Semiconductor Equipment & Products 1.5%
Cree, Inc.*	89,700	1,466,595
Micro International Ltd.*	95,500	931,030
		2,397,625
Software 7.8%
Business Objects SA (ADR)*	65,600	984,000
Epiq Systems, Inc.*	155,200	2,369,904
Fair, Isaac & Co., Inc.	93,500	3,992,449
Informatica Corp.*	233,300	1,343,808
NetIQ Corp.*	112,996	1,395,501
Take-Two Interactive Software, Inc.*	58,100	1,364,769
THQ, Inc.*	33,100	438,575
Witness Systems, Inc.*	48,000	165,120
		12,054,126
	Shares	Value ($)

Materials 3.9%
Containers & Packaging
Packaging Corp. of America*	161,900	2,953,056
Pactiv Corp.*	138,900	3,036,354
		5,989,410
Telecommunication Services 1.3%
Diversified Telecommunication Services 0.3%
Time Warner Telecom, Inc. "A"*	242,200	511,042
Wireless Telecommunication Services 1.0%
Triton PCS Holdings, Inc. "A"*	367,500	1,444,275
Total Common Stocks (Cost $128,412,334)		131,318,435

Preferred Stocks 0.1%
Applianceware LP* (c)	218,659	0
fusionOne* (c)	230,203	69,061
Planetweb, Inc. "E"* (c)	137,868	19,302
Convergent Networks, Inc.* (c)	113,149	56,574
Total Preferred Stocks (Cost $4,599,990)		144,937

Cash Equivalents 15.1%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $23,434,277)	23,434,277	23,434,277
Total Investment Portfolio - 100.0% (Cost $156,446,601) (a)		154,897,649

Notes to Scudder Small Cap Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $156,531,023. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $1,633,374. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,816,226 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $18,449,600.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at December 31, 2002 amounted to $144,937, which represents 0.09% of net assets. Information concerning such restricted securities at December 31, 2002 is as follows:
Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)
Applianceware LP	July 2000	750,000
Convergent Networks, Inc.	September 2000	1,849,986
fusionOne	October 2000	1,250,002
Planetweb, Inc. "E"	September 2000	750,002

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $156,446,601)	$ 154,897,649
Receivable for investments sold	346,080
Dividends receivable	37,946
Interest receivable	22,338
Receivable for Portfolio shares sold	167,008
Other assets	2,537
Total assets	155,473,558
Liabilities
Payable for investments purchased	465,881
Payable for Portfolio shares redeemed	71,830
Accrued management fee	92,920
Other accrued expenses and payables	67,506
Total liabilities	698,137
Net assets, at value	$ 154,775,421
Net Assets
Net assets consist of: Accumulated net investment loss	(17,000)
Net unrealized appreciation (depreciation) on investments	(1,548,952)
Accumulated net realized gain (loss)	(167,650,757)
Paid-in capital	323,992,130
Net assets, at value	$ 154,775,421
Class A Net Asset Value, offering and redemption price per share ($154,325,067 / 18,086,694 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.53
Class B Net Asset Value, offering and redemption price per share ($450,354 / 52,833 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.52

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld $1,051)	$ 466,785
Interest	406,410
Total Income	873,195
Expenses: Management fee	1,216,116
Custodian fees	7,894
Distribution service fees	96
Auditing	34,372
Legal	16,462
Trustees' fees and expenses	796
Reports to shareholders	46,071
Other	10,493
Total expenses, before expense reductions	1,332,300
Expense reductions	(733)
Total expenses, after expense reductions	1,331,567
Net investment income (loss)	(458,372)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(69,485,640)
Written options	47,913
Foreign currency related transactions	41
(69,437,686)
Net unrealized appreciation (depreciation) during the period on investments	(11,286,940)
Net gain (loss) on investment transactions	(80,724,626)
Net increase (decrease) in net assets resulting from operations	$ (81,182,998)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ (458,372)	$ (288,483)
Net realized gain (loss) on investment transactions	(69,437,686)	(79,443,167)
Net unrealized appreciation (depreciation) on investment transactions during the period	(11,286,940)	(7,240,482)
Net increase (decrease) in net assets resulting from operations	(81,182,998)	(86,972,132)
Distributions to shareholders from: Net realized gains Class A	-	(34,633,203)
Return of capital	-	(365,607)
Portfolio share transactions: Class A Proceeds from shares sold	85,291,001	349,551,936
Reinvestment of distributions	-	34,998,810
Cost of shares redeemed	(81,642,175)	(331,756,115)
Net increase (decrease) in net assets from Class A share transactions	3,648,826	52,794,631
Class B* Proceeds from shares sold	459,851	-
Cost of shares redeemed	(186)	-
Net increase (decrease) in net assets from Class B share transactions	459,665	-
Increase (decrease) in net assets	(77,074,507)	(69,176,311)
Net assets at beginning of period	231,849,928	301,026,239
Net assets at end of period (including accumulated net investment loss of $17,000 at December 31, 2002)	$ 154,775,421	$ 231,849,928
Other Information
Class A Shares outstanding at beginning of period	18,115,952	13,908,178
Shares sold	7,801,504	25,358,987
Shares issued to shareholders in reinvestment of distributions	-	2,772,424
Shares redeemed	(7,830,762)	(23,923,637)
Net increase (decrease) in Portfolio shares	(29,258)	4,207,774
Shares outstanding at end of period	18,086,694	18,115,952
Class B* Shares outstanding at beginning of period	-	-
Shares sold	52,851	-
Shares redeemed	(18)	-
Net increase (decrease) in Portfolio shares	52,833	-
Shares outstanding at end of period	52,833	-

* For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002	2001	2000[a]	1999[a]	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.80	$ 21.64	$ 26.54	$ 19.71	$ 19.69
Income (loss) from investment operations: Net investment income (loss)	(.02)[b]	(.02)[b]	(.09)[b]	(.06)[b]	-
Net realized and unrealized gain (loss) on investment transactions	(4.25)	(6.27)	(2.01)	6.89	3.42
Total from investment operations	(4.27)	(6.29)	(2.10)	6.83	3.42
Less distributions from: Net realized gains on investment transactions	-	(2.52)	(2.80)	-	(3.40)
Return of capital	-	(.03)	-	-	-
Total distributions	-	(2.55)	(2.80)	-	(3.40)
Net asset value, end of period	$ 8.53	$ 12.80	$ 21.64	$ 26.54	$ 19.71
Total Return (%)	(33.36)	(28.91)	(10.71)	34.56	18.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	154	232	301	264	208
Ratio of expenses (%)	.71	.68	.72	.71	.70
Ratio of net investment income (loss) (%)	(.24)	(.12)	(.34)	(.30)	(.01)
Portfolio turnover rate (%)	68	143	124	208	276

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b Based on average shares outstanding during the period.

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.39
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.85)
Total from investment operations	(.87)
Net asset value, end of period	$ 8.52
Total Return (%)	(9.27)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.5
Ratio of expenses (%)	.96*
Ratio of net investment income (loss) (%)	(.39)*
Portfolio turnover rate (%)	68

a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2002

Scudder Strategic Income Portfolio

Weak equity and corporate debt markets combined with a soft global economy, low interest rates and more concern about deflation than inflation in major developed countries led government bond yields to fall around the globe in the period. Emerging market debt began the year on a positive note, with strong cash inflows from retail and institutional investors. By the middle of the year global risk aversion, combined with growing uncertainty over the presidential election in Brazil, led to increased volatility in emerging markets. In the latter part of the year, however, the outlook improved as emerging markets began to benefit from modest recoveries in developed countries, and Brazil's new government took positive steps toward stability. Developed markets, meanwhile, advanced modestly thanks in part to continued low interest rates and investors' belief that the much-publicized accounting scandals were limited to a few high-profile companies.

In this environment, the portfolio's total return (Class A shares) was 11.30 percent. The portfolio benefited from its emerging-market exposure and participated in the strong performance of the government bond markets over the year. We avoided the Argentina default entirely and were cautious toward Brazil because of concerns of contagion from Argentina to other countries. Instead, exposure to Russia and Mexico helped, as these countries benefited from rising oil prices and increased investor demand.

For the near term we expect the very mild growth in developed markets to continue. We also believe the favorable climate emerging markets experienced toward the end of the year will be sustained. We are remaining vigilant, as renewed growth leads to less concern about deflation and increases the specter of inflation.

Jan C. Faller Andrew P. Cestone Edwin Gutierrez
Lead Manager Sean P. McCaffrey Brett Diment
Portfolio Managers
Deutsche Investment Management Americas Inc.

Growth of an Assumed $10,000 Investment in Scudder Strategic Income Portfolio from 5/1/1997 to 12/31/2002
[] Scudder Strategic Income Portfolio
[] Salomon Smith Barney World Government Bond Index
[] JP Morgan Emerging Markets Bond Plus Index
[] US High Yield Master Cash Pay Only Index
[] Lehman Brothers Treasury Index
[] Lehman Brothers Government / Corporate Bond Index

The Salomon Smith Barney World Government Bond Index is an unmanaged index comprised of government bonds from 18 developed countries (including the US) with maturities greater than one year. JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar- and other external-currency- denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets. The US High Yield Master Cash Pay Only Index tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market. Lehman Brothers Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market. Lehman Brothers Government / Corporate Bond Index is an unmanaged index comprised of intermediate- and long-term government and investment-grade corporate debt securities. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index. Beginning with the next annual report, the JP Morgan Emerging Markets Bond Index; the Salomon Smith Barney World Government Bond Index, the US High Yield Master Cash Pay Only Index, the Lehman Brothers Treasury Index, which better reflect the Portfolio's investment style, will be shown instead of Lehman Brothers Government / Corporate Bond Index.

Yearly periods ended December 31

Average Annual Total Returns[1]
	1-Year	3-Year	5-Year	Life of Portfolio
Scudder Strategic Income Portfolio	11.30%	6.31%	4.65%	4.62%	(Since 5/1/1997)*

* The Portfolio commenced operations on May 1, 1997. Index returns begin April 30, 1997.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Effective 5/1/2000 the portfolio changed its name and investment objective.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

Scudder Strategic Income Portfolio

	Principal Amount ($)	Value ($)

Foreign Bonds - US$ Denominated 18.7%
Central Bank of Dominican Republic, 9.5%, 9/27/2006	50,000	53,000
Dominican Republic:
9.5%, 9/27/2006	300,000	318,000
9.5%, 9/27/2006	150,000	159,563
Federative Republic of Brazil:
10.125%, 5/15/2027	400,000	240,000
11.0%, 8/17/2040	130,000	80,925
11.0%, 8/17/2040	120,000	74,700
Series L, LIBOR plus .875%, 4/15/2012	850,000	463,250
Government of France, 4.5%, 7/12/2003	950,000	1,006,262
Ivory Coast, LIBOR plus .8125, 3/29/2018*	237,500	33,250
Petronas Capital Ltd., 7.875%, 5/22/2022	510,000	551,353
Petronas Nasional Berhad, 7.625%, 10/15/2026	300,000	315,000
Republic of Argentina:
Series BGL4, 11.0%, 10/9/2006*	120,000	26,400
9.75%, 9/19/2027*	470,000	100,091
11.375%, 1/30/2017*	100,000	23,659
11.75%, 6/15/2015*	50,000	11,282
11.75%, 4/7/2009*	150,000	33,272
11.75%, 4/7/2009*	650,000	144,180
11.75%, 3/15/2010*	150,000	33,273
12.375%, 2/21/2012*	100,000	22,250
Republic of Bulgaria:
8.25%, 1/15/2015	720,000	786,600
Floating Rate Bond, LIBOR plus ..8125%, 7/28/2011	72,750	67,476
Republic of Chile, 7.125%, 1/11/2012	200,000	223,800
Republic of Colombia:
7.625%, 2/15/2007	250,000	242,582
8.625%, 4/1/2008	200,000	200,000
10.5%, 7/9/2010	220,000	231,000
Republic of Columbia, 9.75%, 4/23/2009	182,000	187,460
Republic of Ecuador, Step-up Coupon, 6.0% to 8/1/2003, 7.0% to 8/1/2004	350,000	145,250
Republic of El Salvador, 7.75%, 1/24/2023	100,000	99,690
Republic of Philippines, 10.625%, 3/16/2025	250,000	257,500
Republic of Turkey:
10.5%, 1/13/2008	200,000	207,000
11.875%, 1/15/2030	900,000	945,000
12.375%, 6/15/2009	250,000	270,625
Republic of Venezuela:
9.25%, 9/15/2027	860,000	584,800
Series DL, Floating Rate Debt Conversion Bond, LIBOR plus ..875%, 12/18/2007	238,090	182,139
	Principal Amount ($)	Value ($)

Russian Federation:
11.0%, 7/24/2018	90,000	107,775
Step-up Coupon, 5% to 3/31/2007, 7.5% to 3/31/2030	180,000	142,875
Step-up Coupon, 5.0% to 3/31/2007, 7.0% to 3/31/2030	125,000	99,063
Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	1,070,000	849,313
Russian Ministry of Finance, Series V, 3.0%, 5/14/2008	410,000	323,900
Ukraine Government, 11.0%, 3/15/2007	252,000	260,820
United Mexican States:
11.5%, 5/15/2026	215,000	293,475
11.5%, 5/15/2026	485,000	662,025
Total Foreign Bonds - US$ Denominated (Cost $10,331,185)		11,059,878

Foreign Bonds - Non US$ Denominated 21.6%
European Investment Bank, 2.125%, 9/20/2007	JPY	139,000,000	1,273,757
Federal Republic of Germany, 6.25%, 1/4/2024	EUR	180,000	224,586
Government of Canada, 7.25%, 6/1/2007	CAD	850,000	612,784
Government of Spain, 5.15%, 7/30/2009	EUR	2,800,000	3,161,962
Ivory Coast:
LIBOR plus .8125%, 3/29/2018*	EUR	335,388	45,952
Step-up Coupon, 1.9% to 3/31/2007, 2.9% to 3/29/2018*	EUR	7,241	1,026
KFW International Finance, 1.75%, 3/23/2010	JPY	137,000,000	1,260,229
Kredit Fuer Wiederaufbau, 5.0%, 7/4/2011	EUR	1,680,000	1,860,331
Pfandbriefstelle Ost Land Hypo, 1.6%, 2/15/2011	EUR	208,000,000	1,871,842
Republic of Argentina:
8.0%, 2/26/2008*	EUR	50,000	10,661
9.0%, 5/24/2005*	EUR	60,000	13,526
EURIBOR plus 5.1%, 12/22/2004*	EUR	200,000	43,887
Romania, 10.625%, 6/27/2008	EUR	300,000	372,767
Ukraine Government, 10.0%, 3/15/2007	EUR	218,400	227,922
United Kingdom Treasury Bond:
7.75%, 9/8/2006	GBP	50,000	90,590
9.0%, 7/12/2011	GBP	785,000	1,678,127
Total Foreign Bonds - Non US$ Denominated (Cost $11,690,574)			12,749,949

		Principal Amount ($)	Value ($)

US Treasury Obligations 46.1%
US Treasury Bond:
6.0%, 2/15/2026		3,250,000	3,724,425
7.25%, 5/15/2016		2,750,000	3,521,290
8.5%, 2/15/2020		3,385,000	4,879,555
10.375%, 11/15/2012		4,100,000	5,479,904
11.25%, 2/15/2015		575,000	957,577
12.75%, 11/15/2010		1,300,000	1,682,485
US Treasury Note:
5.5%, 3/31/2003		1,500,000	1,515,468
6.5%, 2/15/2010		1,900,000	2,271,093
7.25%, 5/15/2004		3,000,000	3,240,936
Total US Treasury Obligations (Cost $25,967,180)			27,272,733

		Principal Amount ($)	Value ($)

US Agency Obligations 11.5%
Federal Home Loan Mortgage Corp.:
2.875%, 9/15/2005		2,000,000	2,038,276
5.125%, 7/15/2012%, 9/15/2005		2,700,000	2,873,707
Federal National Mortgage Association, 5.25%, 1/15/2009		1,700,000	1,859,914
Total US Agency Obligations (Cost $6,525,152)			6,771,897

		Shares	Value ($)

Cash Equivalents 2.1%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $1,253,759)		1,253,759	1,253,759
Total Investment Portfolio - 100.0% (Cost $55,767,850) (a)			59,108,216

Notes to Scudder Strategic Income Portfolio of Investments

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $55,797,143. At December 31, 2002, net unrealized appreciation for all securities based on tax cost was $3,311,073. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,392,325 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $81,252.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

Currency Abbreviation
EUR	Euro	JPY	Japanese Yen	CAD	Canadian Dollars	GBP	British Pounds

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $55,767,850)	$ 59,108,216
Cash	10,000
Dividends receivable	3,326
Interest receivable	1,021,109
Receivable for Portfolio shares sold	138,661
Unrealized appreciation on forward foreign currency exchange contracts	13,351
Other assets	881
Total assets	60,295,544
Liabilities
Payable for Portfolio shares redeemed	95,301
Unrealized depreciation on forward foreign currency exchange contracts	460,749
Accrued management fee	27,021
Other accrued expenses and payables	11,364
Total liabilities	594,435
Net assets, at value	$ 59,701,109
Net Assets
Net assets consist of: Undistributed net investment income	1,243,313
Net unrealized appreciation (depreciation) on: Investments	3,340,366
Foreign currency related transactions	(434,982)
Accumulated net realized gain (loss)	10,900
Paid-in capital	55,541,512
Net assets, at value	$ 59,701,109
Net Asset Value, offering and redemption price per share ($59,701,109 / 5,379,967 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.10

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends	$ 39,187
Interest	1,925,728
Total Income	1,964,915
Expenses: Management fee	256,045
Custodian fees	16,649
Auditing	4,618
Legal	449
Trustees' fees and expenses	378
Reports to shareholders	6,548
Other	1,759
Total expenses, before expense reductions	286,446
Expense reductions	(767)
Total expenses, after expense reductions	285,679
Net investment income	1,679,236
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	449,977
Foreign currency related transactions	(395,165)
54,812
Net unrealized appreciation (depreciation) during the period on: Investments	3,296,758
Foreign currency related transactions	(497,602)
2,799,156
Net gain (loss) on investment transactions	2,853,968
Net increase (decrease) in net assets resulting from operations	$ 4,533,204

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ 1,679,236	$ 695,369
Net realized gain (loss) on investment transactions	54,812	(37,804)
Net unrealized appreciation (depreciation) on investment transactions during the period	2,799,156	26,603
Net increase (decrease) in net assets resulting from operations	4,533,204	684,168
Distributions to shareholders from: Net investment income	(775,880)	(110,157)
Portfolio share transactions: Proceeds from shares sold	52,444,515	20,261,132
Reinvestment of distributions	775,880	110,157
Cost of shares redeemed	(18,007,287)	(9,208,486)
Net increase (decrease) in net assets from Portfolio share transactions	35,213,108	11,162,803
Increase (decrease) in net assets	38,970,432	11,736,814
Net assets at beginning of period	20,730,677	8,993,863
Net assets at end of period (including undistributed net investment income of $1,243,313 and $755,423, respectively)	$ 59,701,109	$ 20,730,677
Other Information
Shares outstanding at beginning of period	2,018,991	912,080
Shares sold	4,981,682	1,998,893
Shares issued to shareholders in reinvestment of distributions	77,049	11,091
Shares redeemed	(1,697,755)	(903,073)
Net increase (decrease) in Portfolio shares	3,360,976	1,106,911
Shares outstanding at end of period	5,379,967	2,018,991

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2002	2001[a]	2000[b]	1999[b]	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.27	$ 9.86	$ 9.86	$ 11.09	$ 10.29
Income (loss) from investment operations: Net investment income (loss)	.45[c]	.48[c]	.51[c]	.47[c]	.24
Net realized and unrealized gain (loss) on investment transactions	.68	.03	(.26)	(1.10)	.86
Total from investment operations	1.13	.51	.25	(.63)	1.10
Less distributions from: Net investment income	(.30)	(.10)	(.25)	(.40)	(.20)
Net realized gains on investment transactions	-	-	-	(.20)	(.10)
Total distributions	(.30)	(.10)	(.25)	(.60)	(.30)
Net asset value, end of period	$ 11.10	$ 10.27	$ 9.86	$ 9.86	$ 11.09
Total Return (%)	11.30	5.23	2.57	(5.85)	10.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	60	21	9	6	5
Ratio of expenses before expense reductions (%)	.73	.66	1.14	1.03	1.08
Ratio of expenses after expense reductions (%)	.73	.65	1.10	1.01	1.08
Ratio of net investment income (loss) (%)	4.26	4.76	5.26	4.57	4.32
Portfolio turnover rate (%)	65	27	154	212	330

a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
c Based on average shares outstanding during the period.

Management Summary December 31, 2002

Scudder Technology Growth Portfolio

The year 2002 was a time of continued and extreme volatility. An anemic capital spending outlook, negative earnings revisions, the risk of a US war with Iraq, corporate bankruptcies and accounting problems all weighted heavily on the equity market overall and on the technology sector in particular. In this tempestuous period, the series strategy of 1) remaining fully invested and 2) focusing on high-quality, strongly capitalized companies with solid market shares kept the portfolio more buoyant than its benchmark and average peer. While performance was well in the red, the portfolio was more resilient in part due to an overweighting in the software industry. Stock selection among software companies - as well as select holdings in communications equipment and computers and peripherals - all helped to reduce losses for the annual period. Stock selection among semiconductors was one of the more significant detractors from performance for the year.

Notably, this past autumn, after a brutish summer, investors began making commitments to technology stocks that appeared either undervalued or where companies were beginning to meet greatly reduced earnings expectations. Software stocks were especially strong during the fourth quarter.

We caution that the stock market has made many false recoveries during the past three years. We could very well see high volatility in the months ahead, especially given current global uncertainties. For 2003, we are generally more optimistic about the business spending environment for technology than the consumer area, and we have reduced our holdings in the electronic games area. We feel clear evidence of increased product demand must be visible before technology stocks rally for a sustained period. Still, we believe that the worst of the bear market is past, and that a healthier long-term investment environment is gradually emerging.

Blair Treisman
Lead Manager
Deutsche Investment Management Americas Inc.

Growth of an Assumed $10,000 Investment in Scudder Technology Growth Portfolio from 5/1/1999 to 12/31/2002
[] Scudder Technology Growth Portfolio - Class A [] Goldman Sachs Technology Index [] Russell 1000 Growth Index

The Goldman Sachs Technology Index is a modified capitalization-weighted index composed of companies involved in the technology industry. The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index. Effective April 5, 2002, the Portfolio's former benchmark, the JPMorgan H & Q Technology Index was discontinued. Beginning with the next annual report, the Goldman Sachs Technology Index, which better reflects the Portfolio's investment style, will be shown instead of the Russell 1000 Growth Index.

Average Annual Total Returns[1]
Scudder Technology Growth Portfolio	1-Year	3-Year	Life of Portfolio[2]
Class A	-35.52%	-30.07%	-12.72%	(Since 5/1/1999)*

* The Portfolio commenced operations on May 1, 1999. Index returns begin April 30, 1999.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
2 The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

Scudder Technology Growth Portfolio

	Shares	Value ($)

Common Stocks 91.7%
Consumer Discretionary 6.7%
Internet & Catalog Retailing 3.0%
Amazon.com, Inc.*	98,200	1,854,998
eBay, Inc.*	70,300	4,767,746
		6,622,744
Media 3.7%
AOL Time Warner, Inc.*	623,500	8,167,850
Industrials 5.9%
Commercial Services & Supplies
Automatic Data Processing, Inc.	91,600	3,595,300
Concord EFS, Inc.*	225,600	3,550,944
First Data Corp.	107,400	3,803,034
Paychex, Inc.	70,900	1,978,110
		12,927,388
Information Technology 79.1%
Communications Equipment 9.5%
Brocade Communications Systems, Inc.*	78,200	323,748
Cisco Systems, Inc.*	822,800	10,778,680
Motorola, Inc.	406,420	3,515,533
Nokia Oyj (ADR)	66,500	1,030,750
Nortel Networks Corp.*	579,600	933,156
QUALCOMM, Inc.*	117,400	4,272,186
Tellabs, Inc.*	180	1,309
		20,855,362
Computers & Peripherals 19.3%
Dell Computer Corp.*	319,775	8,550,783
EMC Corp.*	956,000	5,869,840
Hewlett-Packard Co.	364,276	6,323,831
International Business Machines Corp.	224,000	17,360,000
Lexmark International, Inc.*	44,700	2,704,350
Sun Microsystems, Inc.*	486,888	1,514,222
		42,323,026
Electronic Equipment & Instruments 2.0%
Agilent Technologies, Inc.*	87,600	1,573,296
Jabil Circuit, Inc.*	49,400	885,248
Solectron Corp.*	541,300	1,921,615
		4,380,159
Internet Software & Services 1.5%
Check Point Software Technologies Ltd.*	76,200	988,314
Yahoo!, Inc.*	139,400	2,279,190
		3,267,504
IT Consulting & Services 3.7%
Accenture Ltd. "A"*	159,100	2,862,209
	Shares	Value ($)

Computer Sciences Corp.*	59,500	2,049,775
Electronic Data Systems Corp.	68,900	1,269,827
SunGard Data Systems, Inc.*	76,000	1,790,560
		7,972,371
Semiconductor Equipment & Products 18.9%
Agere Systems, Inc. "A"*	4,583	6,600
Agere Systems, Inc. "B"*	112,492	157,489
Altera Corp.*	205,000	2,529,700
Analog Devices, Inc.*	146,900	3,506,503
Applied Materials, Inc.*	232,320	3,027,130
ASML Holding NV*	231,400	1,934,504
Broadcom Corp. "A"*	198,900	2,995,434
Integrated Device Technology, Inc.*	97,500	816,075
Intel Corp.	511,200	7,959,384
KLA-Tencor Corp.*	94,600	3,346,002
Linear Technology Corp.	62,700	1,612,644
Maxim Integrated Products, Inc.	57,337	1,894,414
Microchip Technology, Inc.	56,300	1,376,535
Micron Technology, Inc.*	132,600	1,291,524
STMicroelectronics NV (New York shares)	135,800	2,649,458
Texas Instruments, Inc.	243,644	3,657,096
Xilinx, Inc.*	124,800	2,570,880
		41,331,372
Software 24.2%
Activision, Inc.*	46,700	681,353
Adobe Systems, Inc.	20,380	507,666
Amdocs Ltd.*	176,100	1,729,302
BEA Systems, Inc.*	395,858	4,540,491
BMC Software, Inc.*	89,700	1,534,767
Computer Associates International, Inc.	121,800	1,644,300
Electronic Arts, Inc.*	48,800	2,428,776
Intuit, Inc.*	40,877	1,917,949
Microsoft Corp.*	445,773	23,046,464
Oracle Corp.*	794,300	8,578,440
Siebel Systems, Inc.*	98,500	728,900
Synopsys Ltd.*	23,800	1,098,370
TIBCO Software, Inc.*	210,700	1,302,126
VERITAS Software Corp.*	209,756	3,276,389
		53,015,293
Total Common Stocks (Cost $298,810,889)		200,863,069

Cash Equivalents 8.3%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $18,296,994)	18,296,994	18,296,994
Total Investment Portfolio - 100.0% (Cost $317,107,883) (a)		219,160,063

Notes to Scudder Technology Growth Portfolio

* Non-income producing security.
(a) The cost for federal income tax purposes was $352,473,581. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $133,313,518. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,586,044 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $135,899,562.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $317,107,883)	$ 219,160,063
Receivable for investments sold	167,220
Dividends receivable	63,491
Receivable for Portfolio shares sold	3,382
Foreign taxes recoverable	440
Other assets	3,260
Total assets	219,397,856
Liabilities
Payable for Portfolio shares redeemed	225,958
Accrued management fee	146,450
Other accrued expenses and payables	64,705
Total liabilities	437,113
Net assets, at value	$ 218,960,743
Net Assets
Net assets consist of: Accumulated net investment loss	$ (2,887)
Net unrealized appreciation (depreciation) on investments	(97,947,820)
Accumulated net realized gain (loss)	(234,691,066)
Paid-in capital	551,602,516
Net assets, at value	$ 218,960,743
Class A Net Asset Value, offering and redemption price per share ($218,651,962 / 36,318,161 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.02
Class B Net Asset Value, offering and redemption price per share ($308,781 / 51,379 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.01

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld $13,804)	$ 516,089
Interest	656,174
Total Income	1,172,263
Expenses: Management fee	2,050,402
Custodian and accounting fees	56,671
Distribution service fee	80
Auditing	45,959
Legal	1,995
Trustees' fees and expenses	2,300
Reports to shareholders	31,837
Other	16,153
Total expenses, before expense reductions	2,205,397
Expense reductions	(50)
Total expenses, after expense reductions	2,205,347
Net investment income (loss)	(1,033,084)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(113,508,578)
Written options	331,569
(113,177,009)
Net unrealized appreciation (depreciation) during the period on:
Investments	(16,313,176)
Written options	(72,572)
(16,385,748)
Net gain (loss) on investment transactions	(129,562,757)
Net increase (decrease) in net assets resulting from operations	$ (130,595,841)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ (1,033,084)	$ 370,567
Net realized gain (loss)	(113,177,009)	(78,667,194)
Net unrealized appreciation (depreciation) on investment transactions during the period	(16,385,748)	(45,141,464)
Net increase (decrease) in net assets resulting from operations	(130,595,841)	(123,438,091)
Distributions to shareholders from: Net investment income Class A	(313,166)	(547,146)
Portfolio share transactions: Class A Proceeds from shares sold	49,377,515	284,035,950
Reinvestment of distributions	313,166	547,146
Cost of shares redeemed	(50,658,633)	(79,750,117)
Net increase (decrease) in net assets from Class A share transactions	(967,952)	204,832,979
Class B* Proceeds from shares sold	314,849	-
Cost of shares redeemed	(131)	-
Net increase (decrease) in net assets from Class B share transactions	314,718	-
Increase (decrease) in net assets	(131,562,241)	80,847,742
Net assets at beginning of period	350,522,984	269,675,242
Net assets at end of period (including accumulated net investment loss and undistributed net investment income of $2,887 and $205,524, respectively)	$ 218,960,743	$ 350,522,984
Other Information
Class A Shares outstanding at beginning of period	37,439,839	19,442,070
Shares sold	5,869,117	25,541,476
Shares issued to shareholders in reinvestment of distributions	35,386	54,906
Shares redeemed	(7,026,181)	(7,598,613)
Net increase (decrease) in Portfolio shares	(1,121,678)	17,997,769
Shares outstanding at end of period	36,318,161	37,439,839
Class B* Shares outstanding at beginning of period	-	-
Shares sold	51,400	-
Shares redeemed	(21)	-
Net increase (decrease) in Portfolio shares	51,379	-
Shares outstanding at end of period	51,379	-

* For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002	2001	2000[a]	1999[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.36	$ 13.87	$ 17.77	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	.01	.04	.05
Net realized and unrealized gain (loss) on investment transactions	(3.30)	(4.50)	(3.84)	7.72
Total from investment operations	(3.33)	(4.49)	(3.80)	7.77
Less distributions from: Net investment income	(.01)	(.02)	-	-
Net realized gains on investment transactions	-	-	(.10)	-
Total distributions	(.01)	(.02)	(.10)	-
Net asset value, end of period	$ 6.02	$ 9.36	$ 13.87	$ 17.77
Total Return (%)	(35.52)	(32.39)	(21.57)	77.70d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	219	351	270	84
Ratio of expenses before expense reductions (%)	.80	.81	.82	1.19*
Ratio of expenses after expense reductions (%)	.80	.81	.82	.94*
Ratio of net investment income (loss) (%)	(.37)	.12	.21	.60*
Portfolio turnover rate (%)	64	56	107	34*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b For the period from May 1, 1999 (commencement of operations) to December 31, 1999.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized ** Not annualized

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.32
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.29)
Total from investment operations	(.31)
Net asset value, end of period	$ 6.01
Total Return (%)	(4.75)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3
Ratio of expenses (%)	1.06*
Ratio of net investment income (loss) (%)	(.79)*
Portfolio turnover rate (%)	64

a For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2002

Scudder Total Return Portfolio

In spite of a relatively strong fourth quarter, US equity markets declined for the third year in a row in 2002. Continued earnings warnings from high-profile companies, investor focus on negative corporate and economic news, and the risk of war with Iraq kept a turnaround at bay through most of the year.

The portfolio's large-cap, growth-oriented investment style struggled in the value-oriented equity investment environment. However, gains in its high-quality bond portfolio tempered exposure to the equity market's volatility and helped mitigate losses from stock holdings.

The portfolio's information technology and industrial holdings detracted from performance. Consumer staples holdings added to performance. On a relative basis, the portfolio's lack of utility stocks in the portfolio also helped equity performance.

In December, a new investment team - Julie M. Van Cleave, Jack A. Zehner and Thomas J. Schmid - assumed management of the equity portion of the portfolio. The team is realigning the portfolio, using a top-down process that is combined with in-depth company research. When the realignment is complete, the portfolio will be diversified among 70 to 90 high-quality growth stocks across most sectors. Given the improving stock market outlook, the managers plan to increase the portfolio's stock allocation.

Julie M. Van Cleave Thomas J. Schmid Jack A. Zehner Warren Davis
Lead Manager J. Christopher Gagnier Daniel Taylor Janet Campagna
Gary Bartlett David Baldt Andrew Cestone
Thomas Flaherty
Portfolio Managers
Deutsche Investment Management Americas Inc.

Growth of an Assumed $10,000 Investment in Scudder Total Return Portfolio from 12/31/1992 to 12/31/2002
[] Scudder Total Return Portfolio - Class A [] S&P 500 Index [] Lehman Brothers Aggregate Bond Index [] Russell 1000 Growth Index [] Lehman Brothers Government/Corporate Bond Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues , corporate and issues and mortgage securities. The Russell 1000 Growth Index is an unmanaged index composed of common stock of larger US companies with greater-than-average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. The Lehman Brothers Government/ Corporate Bond Index is an unmanaged index composed of intermediate and long-term government and investment grade corporate debt securities. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index. Beginning with the next annual report, the S&P 500 Index and Lehman Brothers Aggregate Bond Index, which better reflect the Portfolio's investment style, will be shown instead of the Russell 1000 Growth Index and Lehman Brothers Government/Corporate Bond Index.

Yearly periods ended December 31

Average Annual Total Returns[1]
Scudder Total Return Portfolio	1-Year	3-Year	5-Year	10-Year
Class A	-15.17%	-8.12%	.50%	6.26%	(Since 4/6/1982)

1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

Scudder Total Return Portfolio

	Shares	Value ($)

Common Stocks 57.4%
Consumer Discretionary 10.9%
Automobiles 0.9%
Harley-Davidson, Inc.	124,200	5,738,040
Hotel Restaurants & Leisure 0.6%
International Game Technology*	54,900	4,168,008
Household Durables 0.6%
Newell Rubbermaid, Inc.	121,700	3,691,161
Media 3.2%
AOL Time Warner, Inc.*	285,000	3,733,500
Comcast Corp. "A"*	168,300	3,801,897
McGraw-Hill, Inc.	65,600	3,964,864
Omnicom Group, Inc.	76,900	4,967,740
Viacom, Inc. "B"*	110,839	4,517,798
		20,985,799
Multiline Retail 3.6%
Kohl's Corp.*	81,700	4,571,115
Target Corp.	243,800	7,314,000
Wal-Mart Stores, Inc.	217,400	10,980,874
		22,865,989
Specialty Retail 2.0%
Home Depot, Inc.	303,200	7,264,672
Staples, Inc.*	160,000	2,928,000
TJX Companies, Inc.	150,200	2,931,904
		13,124,576
Consumer Staples 5.1%
Beverages 1.8%
Coca-Cola Co.	86,200	3,777,284
PepsiCo, Inc.	187,820	7,929,760
		11,707,044
Food & Drug Retailing 0.6%
Walgreen Co.	132,900	3,879,351
Household Products 2.7%
Colgate-Palmolive Co.	184,500	9,673,335
Procter & Gamble Co.	92,000	7,906,480
		17,579,815
Energy 4.7%
Energy Equipment & Services 2.6%
Baker Hughes, Inc.	59,200	1,905,648
Nabors Industries Ltd.*	209,300	7,382,011
Noble Corp.*	54,100	1,901,615
Schlumberger Ltd.	132,500	5,576,925
		16,766,199
Oil & Gas 2.1%
Anadarko Petroleum Corp.	134,600	6,447,340
Burlington Resources, Inc.	78,300	3,339,495
ConocoPhillips	77,900	3,769,581
		13,556,416
	Shares	Value ($)

Financials 6.8%
Banks 0.8%
Bank of America Corp.	70,100	4,876,857
Diversified Financials 4.2%
American Express Co.	172,800	6,108,480
Citigroup, Inc.	186,099	6,548,824
Fannie Mae	113,700	7,314,321
Morgan Stanley	93,500	3,732,520
State Street Corp.	95,600	3,728,400
		27,432,545
Insurance 1.8%
American International Group, Inc.	123,637	7,152,400
Marsh & McLennan Companies, Inc.	93,600	4,325,256
		11,477,656
Health Care 12.6%
Biotechnology 1.2%
Genentech, Inc.*	133,300	4,420,228
Gilead Sciences, Inc.*	90,100	3,063,400
		7,483,628
Health Care Equipment & Supplies 2.4%
Baxter International, Inc.	151,300	4,236,400
Medtronic, Inc.	164,200	7,487,520
Zimmer Holdings, Inc.*	96,200	3,994,224
		15,718,144
Health Care Providers & Services 1.2%
Laboratory Corp. of America Holdings*	183,400	4,262,216
UnitedHealth Group, Inc.	42,700	3,565,450
		7,827,666
Pharmaceuticals 7.8%
Abbott Laboratories	224,500	8,980,000
Eli Lilly & Co.	130,500	8,286,750
Johnson & Johnson	249,266	13,388,077
Merck & Co., Inc.	83,000	4,698,630
Pfizer, Inc.	500,075	15,287,293
		50,640,750
Industrials 4.4%
Aerospace & Defense 1.1%
United Technologies Corp.	116,500	7,216,010
Air Freight & Logistics 0.3%
FedEx Corp.	36,300	1,968,186
Commercial Services & Supplies 0.9%
Concord EFS, Inc.*	110,600	1,740,844
Fiserv, Inc.*	116,200	3,944,990
		5,685,834
Industrial Conglomerates 2.1%
3M Co.	23,800	2,934,540
General Electric Co.	449,100	10,935,585
		13,870,125
	Shares	Value ($)

Information Technology 11.4%
Communications Equipment 1.1%
Cisco Systems, Inc.*	530,300	6,946,930
Computers & Peripherals 2.4%
EMC Corp.*	490,300	3,010,442
International Business Machines Corp.	161,400	12,508,500
		15,518,942
Semiconductor Equipment & Products 3.7%
Applied Materials, Inc.*	434,500	5,661,535
Intel Corp.	653,400	10,173,438
Linear Technology Corp.	152,800	3,930,016
Texas Instruments, Inc.	310,000	4,653,100
		24,418,089
Software 4.2%
Electronic Arts, Inc.*	50,900	2,533,293
Microsoft Corp.*	331,100	17,117,869
MicroStrategy, Inc.	215	3,247
Oracle Corp.*	361,400	3,903,120
PeopleSoft, Inc.*	117,000	2,141,100
VERITAS Software Corp.*	86,700	1,354,254
		27,052,883
Materials 0.5%
Chemicals
Ecolab, Inc.	60,800	3,009,600
Telecommunication Services 1.0%
Diversified Telecommunication Services 0.7%
Verizon Communications, Inc.	122,000	4,727,500
Wireless Telecommunication Services 0.3%
AT&T Wireless Services, Inc.*	314,900	1,779,185
Total Common Stocks (Cost $411,870,596)		371,712,928

Warrants 0.0%
MircoStrategy, Inc.* (Cost $0)	96	6

Convertible Bonds 0.0%
DIMON, Inc., 6.25%, 3/31/2007 (c)	50,000	45,000
MicroStrategy, Inc., Series A, 7.5%, 6/24/2007	41	16
Total Convertible Bonds (Cost $44,500)		45,016

	Principal Amount ($)	Value ($)

Corporate Bonds 11.0%
Consumer Discretionary 1.1%
American Achieve Corp., 11.625%, 1/1/2007	50,000	53,063
Ameristar Casino, Inc., 10.75%, 2/15/2009	50,000	54,750
Avondale Mills, Inc., 10.25%, 5/1/2006	50,000	46,500
	Principal Amount ($)	Value ($)

Boca Resorts, Inc., 9.875%, 4/15/2009	110,000	114,400
Buffets, Inc., 11.25%, 7/15/2010	50,000	47,250
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	70,000	74,025
Chumash Casino & Resort Enterprise, 9.0%, 7/15/2010	50,000	53,000
Circus & Eldorado, 10.125%, 3/1/2012	50,000	49,250
Clear Channel Communication, Inc., 8.0%, 11/1/2008	60,000	65,475
Comcast Cable Communications:
6.375%, 1/30/2006	650,000	680,089
6.75%, 1/30/2011	735,000	764,756
6.875%, 6/15/2009	425,000	452,155
CSC Holdings, Inc., 7.875%, 12/15/2007	90,000	86,513
Dana Corp., 10.125%, 3/15/2010	75,000	75,938
DIMON, Inc., Series B, 9.625%, 10/15/2011	150,000	158,625
EchoStar Communications Corp.:
9.25%, 2/1/2006	85,000	89,038
9.375%, 2/1/2009	50,000	52,875
Eldorado Resorts LLC, 10.5%, 8/15/2006	50,000	50,000
Gap, Inc., 5.625%, 5/1/2003	50,000	50,125
Guitar Center Management, 11.0%, 7/1/2006	105,000	106,050
Herbst Gaming, Inc., 10.75%, 9/1/2008	50,000	52,250
Hilton Hotels Corp.:
7.625%, 12/1/2012	50,000	50,493
8.25%, 2/15/2011	140,000	146,448
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	50,000	52,500
International Game Technology, 8.375%, 5/15/2009	90,000	99,900
MGM Mirage, Inc., 9.75%, 6/1/2007	115,000	127,075
Mohegan Tribal Gaming Authority, 8.0%, 4/1/2012	50,000	52,125
News America Holdings, Inc., 9.25%, 2/1/2013	800,000	964,614
Park Place Entertainment, Inc.:
8.5%, 11/15/2006	1,000,000	1,063,171
9.375%, 2/15/2007	120,000	128,100
Primedia, Inc., 7.625%, 4/1/2008	55,000	48,950
Scientific Games Corp., 12.5%, 8/15/2010	50,000	56,250
Sinclair Broadcasting Group, Inc., 8.75%, 12/15/2007	850,000	887,188
Six Flags, Inc., Step-up Coupon, 0.0% to 4/1/2003, 10.0% to 4/1/2008	70,000	67,725
Sonic Automotive, Inc., 11.0%, 8/1/2008	85,000	86,700
Transwestern Publishing:
Series F, 9.625%, 11/15/2007	50,000	52,250
Series B, 11.875%, 11/15/2008	35,000	37,013
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	50,000	51,500
YUM! Brands, Inc., 7.7%, 7/1/20012	50,000	52,000
		7,200,129
	Principal Amount ($)	Value ($)

Consumer Staples 0.8%
Agrilink Foods, Inc., 11.875%, 11/1/2008	90,000	96,525
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	50,000	51,500
Fleming Companies, Inc., 10.125%, 4/1/2008	90,000	77,400
IMC Global, Inc., 10.875%, 6/1/2008	50,000	54,250
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	50,000	51,750
Service Corp. International, 7.7%, 4/15/2009	105,000	98,175
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	70,000	71,050
Willamette Industries, Inc., 7.85%, 7/1/2026	4,115,000	4,633,943
		5,134,593
Energy 0.5%
Avista Corp.:
7.75%, 1/1/2007	50,000	51,521
9.75%, 6/1/2008	145,000	143,188
Chesapeake Energy Corp.:
8.125%, 4/1/2011	50,000	51,500
9.0%, 8/15/2012	60,000	63,600
Consumers Energy Co., 6.375%, 2/1/2008	50,000	48,468
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	55,000	54,716
Panhandle Eastern Pipe Line, 7.95%, 3/15/2023	80,000	72,252
Parker Drilling Co., Series B, 10.125%, 11/15/2009	55,000	56,650
Pedernales Electric Coop, Series 02-A, 6.202%, 11/15/2032	2,090,000	2,142,104
Pioneer Natural Resources Co., 7.5%, 4/15/2012	50,000	54,064
Pride International, Inc., 10.0%, 6/1/2009	50,000	54,000
Stone Energy Corp., 8.75%, 9/15/2007	50,000	52,000
Westar Energy, Inc., 7.875%, 5/1/2007	105,000	106,313
Westport Resources Corp., 8.25%, 11/1/2011	55,000	57,750
		3,008,126
Financials 4.2%
Citigroup, Inc., 6.875%, 2/15/2098	2,755,000	2,996,032
Corrections Corp. of America, 9.875%, 5/1/2009	55,000	58,300
Ford Motor Credit Co.:
6.5%, 1/25/2007	970,000	958,087
7.6%, 8/1/2005	2,720,000	2,777,242
General Electric Capital Corp., 5.45%, 1/15/2013	1,345,000	1,397,100
General Motors Acceptance Corp.:
5.25%, 5/16/2005	5,620,000	5,639,559
6.875%, 9/15/2011	2,550,000	2,543,013
Household Finance Corp.:
6.375%, 11/27/2012	50,000	52,197
6.5%, 1/24/2006	2,115,000	2,252,310
HSBC Holdings, Inc., 5.25%, 12/12/2012	1,855,000	1,901,336
	Principal Amount ($)	Value ($)

LaBranche & Co., Inc., 12.0%, 3/2/2007	70,000	78,050
Ohio National Financial Services, 7.0%, 7/15/2011	1,656,000	1,767,858
Pemex Project Funding Master Trust, 9.125%, 10/13/2010	50,000	57,250
PNC Funding Corp., 5.75%, 8/1/2006	1,825,000	1,953,577
Provident Co., Inc., 7.0%, 7/15/2018	380,000	337,016
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	55,000	59,950
UnumProvident Corp., 7.375%, 6/15/2032	190,000	160,106
Wells Fargo & Co.:
7.25%, 8/24/2005	1,625,000	1,824,098
7.55%, 6/21/2010	625,000	743,771
		27,556,852
Health Care 0.5%
Amerisourcebergen Corp., 7.25%, 11/15/2012	50,000	51,250
Health Care Service Corp., 7.75%, 6/15/2011	2,745,000	2,996,733
HealthSouth Corp., 7.625%, 6/1/2012	220,000	181,500
Radiologix, Inc., 10.5%, 12/15/2008	50,000	39,000
Tenet Healthcare Corp., 6.375%, 12/1/2011	50,000	45,000
		3,313,483
Industrials 1.6%
Allied Waste North America, Inc.:
Series B, 8.5%, 12/1/2008	230,000	231,150
Series B, 10.0%, 8/1/2009	65,000	64,513
AutoNation, Inc., 9.0%, 8/1/2008	70,000	70,700
Avis Group Holdings, Inc., 11.0%, 5/1/2009	150,000	164,250
Coinmach Corp., 9.0%, 2/1/2010	50,000	52,438
CP Ships Ltd., 10.375%, 7/15/2012	50,000	52,500
Day International Group, Inc., 11.125%, 6/1/2005	50,000	51,000
Dow Chemical Co., 7.0%, 8/15/2005	1,625,000	1,766,614
Equistar Chemicals LP, 8.75%, 2/15/2009	300,000	262,500
Fibermark, Inc., 10.75%, 4/15/2011	55,000	55,550
Flowserve Corp., 12.25%, 8/15/2010	50,000	54,500
Goodyear Tire & Rubber Co., 7.857%, 8/15/2011	105,000	78,632
Hercules, Inc., 11.125%, 11/15/2007	65,000	72,475
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	95,000	98,325
Kansas City Southern:
7.5%, 6/15/2009	55,000	58,025
9.5%, 10/1/2008	80,000	88,100
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	50,000	48,500
Louisiana Pacific Corp., 10.875%, 11/15/2008	50,000	53,750
Metaldyne Corp., 11.0%, 6/15/2012	50,000	41,000
Millennium America, Inc.:
7.0%, 11/15/2006	125,000	120,781
9.25%, 6/15/2008	60,000	62,550
9.25%, 6/15/2008	160,000	166,800
Phelps Dodge Corp., 8.75%, 6/1/2011	65,000	67,251
	Principal Amount ($)	Value ($)

Plainwell, Inc., Series B, 11.0%, 3/1/2008*	1,020,000	10,200
Systems 2001 Asset Trust LLC "G", Series 2001, 6.664%, 9/15/2013	2,925,754	3,153,081
Terex Corp., 8.875%, 4/1/2008	50,000	45,063
Toll Corp., 8.0%, 5/1/2009	50,000	50,000
Trico Marine Services, 8.875%, 5/15/2012	50,000	46,250
United Rentals, Inc.:
9.25%, 1/15/2009	50,000	40,875
10.75%, 4/15/2008	70,000	69,650
US Airways, Inc., Series 2000-2G, 8.02%, 2/5/2019	3,120,000	3,263,489
Xerox Corp., 9.75%, 1/15/2009	135,000	129,600
		10,590,112
Information Technology 0.6%
Computer Associates, Inc.:
Series B, 6.375%, 4/15/2005	50,000	48,500
Series B, 6.5%, 4/15/2008	50,000	47,375
Raytheon Co.:
6.3%, 3/15/2005	2,985,000	3,184,843
6.5%, 7/15/2005	540,000	582,432
Sanmina-Sci Corp., 10.375%, 1/15/2010	50,000	50,500
Seagate Technology Holdings, 8.0%, 5/15/2009	55,000	56,925
Solectron Corp., 7.375%, 3/1/2006	85,000	79,050
		4,049,625
Materials 0.3%
Dex Media East LLC:
9.875%, 11/15/2009	60,000	64,200
12.125%, 11/15/2012	60,000	66,450
Georgia-Pacific Corp., 7.5%, 5/15/2006	300,000	285,000
Greif Brothers Corp., 8.875%, 8/1/2012	65,000	68,900
Lyondell Chemical Co., 9.5%, 12/15/2008	85,000	79,050
Owens-Brockway Glass Container:
8.75%, 11/15/2012	50,000	50,750
8.875%, 2/15/2009	105,000	108,150
Schuler Homes, Inc., 9.375%, 7/15/2009	160,000	163,200
Toll Corp., 8.25%, 2/1/2011	70,000	70,350
	625,000	667,184
		1,623,234
Telecommunication Services 0.1%
AT&T Wireless Services, Inc., 8.125%, 5/1/2012	70,000	70,350
Avaya, Inc., 11.125%, 4/1/2009	85,000	76,925
Motorola, Inc., 8.0%, 11/1/2011	50,000	51,750
Qwest Corp.:
5.625%, 11/15/2008	180,000	153,000
8.875%, 3/15/2012	50,000	48,500
Sinclair Broadcast Group, 8.0%, 3/15/2012	50,000	52,125
Sprint Capital Corp., 6.125%, 11/15/2008	75,000	68,250
US West Communication, Inc., 7.25%, 9/15/2025	50,000	39,500
		560,400
	Principal Amount ($)	Value ($)

Utilities 1.3%
Alabama Power Co., 7.125%, 8/15/2004	800,000	857,454
CMS Energy Corp., 7.5%, 1/15/2009	185,000	157,250
Pacificorp., 6.9%, 11/15/2011	1,700,000	1,941,016
Progress Energy, Inc.:
6.75%, 3/1/2006	2,550,000	2,738,873
6.85%, 4/15/2012	2,245,000	2,458,201
Public Service Co. of Colorado, 7.875%, 10/1/2012	50,000	55,815
Southwest Gas Corp., 8.375%, 2/15/2011	50,000	55,638
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	50,000	47,000
		8,311,247
Total Corporate Bonds (Cost $69,286,691)		71,347,801

Asset Backed 2.5%
Automobile Receivables 1.1%
Household Automotive Trust "A4", Series 2002-1, 4.39%, 5/18/2009	2,890,000	3,044,862
MMCA Automobile Trust "A4", Series 2002-4, 3.05%, 11/16/2009	700,000	711,725
WFS Financial Owner Trust "A4", Series 2002-2, 4.5%, 2/20/2010	3,090,000	3,230,383
		6,986,970
Credit Card Receivables 0.0%
MBNA Credit Card Master Note Trust "A", Series 1999-J, 7.0%, 2/15/2012	50,000	57,450
Manufactured Housing Receivables 0.2%
Conseco Finance Securitizations Corp. "A4", Series 2001-1, 6.21%, 7/1/2032	1,290,000	1,347,081
Miscellaneous 1.2%
Detroit Edison Securitization Funding LLC "A6", Series 2001-1, 6.62%, 3/1/2016	2,990,000	3,410,323
Federal Home Loan Mortgage Corp. "3A", Series T-41, 7.5%, 7/25/2032	1,394,152	1,511,348
PSE&G Transition Funding LLC "A7", Series 2001-1, 6.75%, 6/15/2016	2,300,000	2,633,215
		7,554,886
Total Asset Backed (Cost $15,001,560)		15,946,387

Foreign Bonds - US$ Denominated 1.7%
Acetex Corp., 10.875%, 8/1/2009	50,000	53,000
Bluewater Finance Ltd., 10.25%, 2/15/2012	50,000	49,000
British Sky Broadcasting PLC:
6.875%, 2/23/2009	75,000	76,688
8.2%, 7/15/2009	140,000	151,200
Corp Durango SA, 13.75%, 7/15/2009	50,000	17,500
Deutsche Telekom International Finance BV, 8.5%, 6/15/2010	1,260,000	1,451,185
	Principal Amount ($)	Value ($)

Esprit Telecom, Inc., 11.5%, 12/15/2007*	630,000	63
Euramax International PLC, 11.25%, 10/1/2006	55,000	56,788
Fage Dairy Industry SA, 9.0%, 2/1/2007	50,000	47,000
France Telecom, 7.75%, 3/1/2011	385,000	445,164
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	120,000	112,500
12.5%, 6/15/2012	50,000	50,500
Hurricane Hydrocarbons Ltd., 12.0%, 8/4/2006	55,000	55,825
Innova S de R.L., 12.875%, 4/1/2007	50,000	43,500
Pemex Finance Ltd., 9.14%, 8/15/2004	2,810,500	2,984,358
Petroleos Mexicanos, 9.5%, 9/15/2027	775,000	891,250
PTC International Finance BV, 10.75%, 7/1/2007	50,000	52,000
Republic of Turkey, 11.5%, 1/23/2012	50,000	51,500
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	105,000	97,650
Sappi Papier Holding AG, 6.75%, 6/15/2012	1,505,000	1,649,479
Stagecoach Holdings PLC, 8.625%, 11/15/2009	135,000	130,140
Stena AB:
8.75%, 6/15/2007	50,000	50,063
9.625%, 12/1/2012	65,000	67,113
Stone Container Corp., 11.5%, 8/15/2006	50,000	53,000
Telus Corp., 8.0%, 6/1/2011	50,000	48,000
TFM SA de CV, 11.75%, 6/15/2009	55,000	53,900
Tyco International Group SA:
5.8%, 8/1/2006	200,000	189,000
6.125%, 11/1/2008	1,770,000	1,654,950
6.125%, 1/15/2009	220,000	205,700
6.375%, 10/15/2011	220,000	205,700
Vicap SA, 11.375%, 5/15/2007	90,000	81,000
Total Foreign Bonds - US$ Denominated (Cost $11,329,558)		11,074,716

US Treasury Obligations 9.4%
US Treasury Bond:
6.0%, 8/15/2009	7,223,000	8,397,864
6.0%, 2/15/2026	15,091,000	17,293,939
10.75%, 8/15/2005	110,000	134,840
US Treasury Note:
2.0%, 10/31/2004	4,725,000	4,777,051
5.875%, 11/15/2004	21,086,000	22,773,702
6.125%, 8/15/2007	6,718,000	7,725,176
Total US Treasury Obligations (Cost $58,990,537)		61,102,572

	Principal Amount ($)	Value ($)

US Government Agency Pass-Thrus 4.7%
Federal National Mortgage Association:
5.0%, 1/1/2018	1,275,000	1,305,679
5.946%, 2/1/2012	4,133,866	4,559,525
6.0%, 12/1/2008	5,960,000	6,159,290
6.0%, 1/1/2033	1,275,000	1,319,830
6.37%, 1/1/2008	3,000,000	3,254,888
6.5%, 5/1/2017	454,763	479,897
6.5%, 5/1/2017	774,843	817,667
6.5%, 6/1/2017	344,727	363,780
6.5%, 7/1/2030	3,925,924	4,090,506
6.5%, 8/1/2032	2,035,288	2,120,111
7.0%, 7/1/2031	2,034,419	2,139,891
7.0%, 9/1/2031	512,496	539,066
7.0%, 11/1/2031	509,342	535,748
7.0%, 11/1/2031	591,356	622,014
7.0%, 6/1/2032	1,257,068	1,322,195
8.0%, 9/1/2015	878,452	949,011
Total US Government Agency Pass-Thrus (Cost $29,519,159)		30,579,098

Collateralized Mortgage Obligations 9.8%
Federal Home Loan Mortgage Corp.:
"WM", Series 2391, 5.25%, 10/15/2019	3,685,000	3,779,499
"DB", Series 2483, 5.5%, 9/15/2012	4,210,000	4,418,722
"PE", Series 2512, 5.5%, 2/15/2022	420,000	426,458
"TC", Series 2509, 5.5%, 10/15/2025	3,275,000	3,381,558
"BD", Series 2453, 6.0%, 5/15/2017	2,250,000	2,394,331
"D", Series 2281, 6.0%, 3/15/2027	2,264,267	2,311,266
"AB", Series 2283, 6.0%, 3/15/2029	585,643	590,032
"DA", Series 2444, 6.5%, 2/15/2030	976,877	1,006,522
Federal National Mortgage Association:
"A2", Series 2002-W9, 4.7%, 8/25/2042	790,000	811,670
"A2", Series 2002-W10, 4.7%, 8/25/2042	790,000	812,810
"A2", Series 2002-60, 4.75%, 2/25/2044	600,000	609,570
"PB", Series 2002-47, 5.5%, 9/25/2012	3,150,000	3,291,976
"PE", Series 2002-3, 5.5%, 8/25/2015	4,690,000	4,972,946
"PM", Series 2002-21, 5.5%, 11/25/2022	2,315,836	2,372,056
"PA", Series 2001-48, 6.0%, 9/25/2013	2,364,473	2,422,362
"QN", Series 2001-51, 6.0%, 10/25/2016	3,110,000	3,306,586
"PY", Series 2002-31, 6.0%, 7/25/2014	5,000,000	5,209,384
"PD", Series 2002-31, 6.0%, 11/25/2021	6,500,000	6,858,277
"QN", Series 2001-38, 6.25%, 2/25/2027	2,520,000	2,560,754
	Principal Amount ($)	Value ($)

"HM", Series 2002-36, 6.5%, 12/25/2029	1,002,199	1,032,153
"A5", Series 2002-W4, 7.5%, 5/25/2042	1,460,164	1,582,909
"2A", Series 2002-W6, 7.5%, 6/25/2042	3,529,786	3,826,509
Norwest Asset Securities Corp. "A4", Series 1999-26, 7.25%, 12/25/2029	2,023,998	2,050,499
Structured Asset Securities Corp. "2A1", Series 2001-12, 5.75%, 9/25/2031	1,313,854	1,328,779
Wells Fargo Mortgage Backed Securities Trust "A1", Series 2002-9, 6.25%, 6/25/2032	1,992,145	2,038,444
Total Collateralized Mortgage Obligations (Cost $62,050,781)		63,396,072

Municipal Investments 0.9%
Broward County, Airport Revenue, Airport Systems Revenue, Series J-2, 6.13%, 10/1/2007 (d)	1,000,000	1,115,590
Illinois, Higher Education Revenue, Educational Facilities Authority, Series C, 7.1%, 7/1/2012 (d)	1,000,000	1,182,630
	Principal Amount ($)	Value ($)

New York, State GO, Environmental Facilities Corp., Series B, 4.95%, 1/1/2013 (d)	1,895,000	1,927,916
Ohio, Sales & Special Tax Revenue, 7.6%, 10/1/2016 (d)	1,000,000	1,152,170
Total Municipal Investments (Cost $5,248,830)		5,378,306

	Shares	Value ($)

Cash Equivalents 2.6%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $17,008,454)	17,008,454	17,008,454
Total Investment Portfolio - 100.0% (Cost $680,350,666) (a)		647,591,356

Notes to Scudder Total Return Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $694,190,884. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $46,599,528. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $29,346,065 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $75,945,593.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) When-issued or forward delivery securities (see Notes to Financial Statements).
(d) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
Capital Guaranty
FGIC	Financial Guaranty Insurance Company

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $680,350,666)	$ 647,591,356
Receivable for investments sold	2,839,982
Dividends receivable	355,338
Interest receivable	2,995,729
Receivable for Portfolio shares sold	18,323
Foreign taxes recoverable	10,667
Other assets	11,409
Total assets	653,822,804
Liabilities
Payable for investments purchased	10,855,804
Payable for when-issued or forward delivery securities	44,500
Payable for Portfolio shares redeemed	1,509,160
Accrued management fee	326,089
Other accrued expenses and payables	151,087
Total liabilities	12,886,640
Net assets, at value	$ 640,936,164
Net Assets
Net assets consist of: Undistributed net investment income	18,300,385
Net unrealized appreciation (depreciation) on: Investments	(32,759,310)
Foreign currency related transactions	1,431
Accumulated net realized gain (loss)	(107,914,186)
Paid-in capital	763,307,844
Net assets, at value	$ 640,936,164
Class A Net Asset Value, offering and redemption price per share ($640,132,854 / 34,306,666 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 18.66
Class B Net Asset Value, offering and redemption price per share ($803,310 / 43,090 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 18.64

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $10,562)	$ 4,258,594
Interest	17,703,791
Total Income	21,962,385
Expenses: Management fee	4,163,477
Custodian	27,358
Distribution service fees	227
Auditing	122,879
Legal	10,786
Trustees' fees and expenses	1,476
Reports to shareholders	61,722
Other	6,481
Total expenses, before expense reductions	4,394,406
Expense reductions	(401)
Total expenses, after expense reductions	4,394,005
Net investment income (loss)	17,568,380
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(42,358,260)
Foreign currency related transactions	(835)
(42,359,095)
Net unrealized appreciation (depreciation) during the period on: Investments	(103,339,960)
Foreign currency related transactions	3,104
(103,336,856)
Net gain (loss) on investment transactions	(145,695,951)
Net increase (decrease) in net assets resulting from operations	$ (128,127,571)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ 17,568,380	$ 22,360,504
Net realized gain (loss) on investment transactions	(42,359,095)	(56,870,277)
Net unrealized appreciation (depreciation) on investment transactions during the period	(103,336,856)	(21,279,820)
Net increase (decrease) in net assets resulting from operations	(128,127,571)	(55,789,593)
Distributions to shareholders from: Net investment income Class A	(21,620,590)	(25,554,195)
Net realized gains Class A	-	(30,345,606)
Portfolio share transactions: Class A Proceeds from shares sold	33,792,802	64,222,667
Net assets acquired in tax-free reorganizations	-	109,998,831
Reinvestment of distributions	21,620,590	55,899,801
Cost of shares redeemed	(126,556,428)	(108,028,606)
Net increase (decrease) in net assets from Class A share transactions	(71,143,036)	122,092,693
Class B* Proceeds from shares sold	824,035	-
Cost of shares redeemed	(9,195)	-
Net increase (decrease) in net assets from Class B share transactions	814,840	-
Increase (decrease) in net assets	(220,076,357)	10,403,299
Net assets at beginning of period	861,012,521	850,609,222
Net assets at end of period (including undistributed net investment income of $18,300,385 and $21,251,953, respectively)	$ 640,936,164	$ 861,012,521
Other Information
Class A Shares outstanding at beginning of period	38,151,295	32,828,444
Shares sold	1,590,630	2,830,464
Shares issued in tax-free reorganization	-	4,693,137
Shares issued to shareholders in reinvestment of distributions	987,692	2,497,199
Shares redeemed	(6,422,951)	(4,697,949)
Net increase (decrease) in Portfolio shares	(3,844,629)	5,322,851
Shares outstanding at end of period	34,306,666	38,151,295
Class B* Shares outstanding at beginning of period	-	-
Shares sold	43,573	-
Shares redeemed	(483)	-
Net increase (decrease) in Portfolio shares	43,090	-
Shares outstanding at end of period	43,090	-

* For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002	2001[a]	2000[b]	1999[b]	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.57	$ 25.91	$ 28.82	$ 27.35	$ 28.22
Income (loss) from investment operations: Net investment income (loss)	.47[c]	.61[c]	.74[c]	.84[c]	.86
Net realized and unrealized gain (loss) on investment transactions	(3.81)	(2.20)	(1.40)	3.03	3.17
Total from investment operations	(3.34)	(1.59)	(.66)	3.87	4.03
Less distributions from: Net investment income	(.57)	(.80)	(.90)	(.90)	(.90)
Net realized gains on investment transactions	-	(.95)	(1.35)	(1.50)	(4.00)
Total distributions	(.57)	(1.75)	(2.25)	(2.40)	(4.90)
Net asset value, end of period	$ 18.66	$ 22.57	$ 25.91	$ 28.82	$ 27.35
Total Return (%)	(15.17)	(6.09)	(2.63)	14.81	15.14
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	640	861	851	952	865
Ratio of expenses (%)	.58	.58	.61	.61	.60
Ratio of net investment income (loss) (%)	2.32	2.63	2.75	3.12	3.33
Portfolio turnover rate (%)	140	115	107	80	81

a As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 were included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 2.76% to 2.63%. Per share, ratios and supplemental data for periods prior to January 1, 2001 were not restated to reflect this change in presentation.
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
c Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.46
Income (loss) from investment operations: Net investment income (loss)[b]	.18
Net realized and unrealized gain (loss) on investment transactions	(1.00)
Total from investment operations	(.82)
Net asset value, end of period	$ 18.64
Total Return (%)	(4.21)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.8
Ratio of expenses (%)	.86*
Ratio of net investment income (loss) (%)	1.96*
Portfolio turnover rate (%)	140

a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2002

SVS Davis Venture Value Portfolio

For the year ended December 31, 2002, the portfolio (Class A shares) outperformed the S&P 500 (-22.1 percent) by a wide margin and underperformed the Russell 1000 Value Index (-15.5 percent) slightly. For the quarter ending December 31, 2002, the SVS Davis Venture Value Portfolio (Class A shares) returned 6.5 percent, trailing both the 8.4 percent return for the S&P 500 and the 9.2 percent return for the Russell 1000 Value Index.

Our positive performance in the quarter reflected a general market rebound, following the market's worst quarterly decline since 1987 in the prior three months. We trailed the above indices primarily as a result of relatively weak performance in retail holdings, as well as an underweighting in technology, one of the strongest contributors to market performance during the quarter. Companies that were standout positive performers in the portfolio during the year included UPS, Wells Fargo and Devon Energy. On the negative side, the portfolio's performance was hurt by the likes of Tyco, Household International and Costco.

At Davis Advisors, our investment strategy is to find high-quality businesses at value prices. In the market declines of the last several years, we have focused on upgrading the quality of portfolio holdings at relatively attractive prices. We anticipate a sideways market for a number of years, with the Dow trading somewhere between 8,000 and 12,000 for the foreseeable future. Rather than attempt to characterize this environment as a "bull" or a "bear" market, we are evaluating the "risk/reward" of individual investments, as we believe this will be the key to generating competitive results both against benchmarks and peers.

Christopher C. Davis
Kenneth Charles Feinberg
Co-Managers
Davis Selected Advisors, L.P., Subadvisor to the Portfolio

In this report Davis Advisors makes candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the investment strategies will be successful. Market values will vary so that an investor may experience a gain or a loss.

Growth of an Assumed $10,000 Investment in SVS Davis Venture Value Portfolio from 5/1/2001 to 12/31/2002
[] SVS Davis Venture Value Portfolio - Class A [] Russell 1000 Value Index [] S&P 500 Index

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index. Beginning with the next annual report, the Russell 1000 Value Index, which better reflects the Portfolio's investment style, will be shown instead of the S&P 500 Index.

Average Annual Total Returns[1]
SVS Davis Venture Value Portfolio	1-Year	Life of Portfolio
Class A	-15.79%	-12.53%	(Since 5/1/2001)*

* The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

SVS Davis Venture Value Portfolio

	Shares	Value ($)

Common Stocks 90.1%
Consumer Discretionary 6.0%
Hotel Restaurants & Leisure 0.8%
Marriott International, Inc. "A"	38,700	1,272,069
Media 1.2%
Gannett Co., Inc.	19,000	1,364,200
WPP Group PLC (ADR)	16,400	621,232
		1,985,432
Multiline Retail 3.4%
Costco Wholesale Corp.*	181,600	5,095,696
J.C. Penny Co., Inc.	17,200	395,772
		5,491,468
Specialty Retail 0.6%
RadioShack Corp.	51,200	959,488
Consumer Staples 11.2%
Beverages 1.7%
Diageo PLC (ADR)	62,300	2,728,740
Food & Drug Retailing 1.4%
Albertson's, Inc.	18,800	418,488
Safeway, Inc.*	80,200	1,873,472
		2,291,960
Food Products 2.0%
Hershey Foods Corp.	24,900	1,679,256
Kraft Foods, Inc. "A"	38,500	1,498,805
		3,178,061
Tobacco 6.1%
Philip Morris Companies, Inc.	241,700	9,796,101
Energy 5.7%
Oil & Gas
ConocoPhillips	79,060	3,825,713
Devon Energy Corp.	71,600	3,286,440
EOG Resources, Inc.	50,200	2,003,984
		9,116,137
Financials 46.9%
Banks 11.4%
Bank One Corp.	134,700	4,923,285
Golden West Financial Corp.	69,600	4,997,976
Lloyds TSB Group PLC (ADR)	57,100	1,632,489
Wells Fargo & Co.	144,200	6,758,654
		18,312,404
Diversified Financials 18.1%
American Express Co.	338,800	11,976,580
Citigroup, Inc.	181,600	6,390,504
Household International, Inc.	213,100	5,926,311
Moody's Corp.	43,200	1,783,728
Morgan Stanley	58,700	2,343,304
Providian Financial Corp.*	18,500	120,065
Stilwell Financial, Inc.	50,400	658,728
		29,199,220
	Shares	Value ($)

Insurance 15.3%
American International Group, Inc.	137,700	7,965,945
Aon Corp.	80,700	1,524,423
Berkshire Hathaway, Inc. "B"*	2,013	4,877,499
Chubb Corp.	11,500	600,300
Loews Corp.	52,300	2,325,258
Markel Corp.*	1,300	267,150
Principal Financial Group, Inc.	25,700	774,341
Progressive Corp.	55,400	2,749,502
Sun Life Financial Services of Canada, Inc.	15,300	260,865
Transatlantic Holdings, Inc.	44,750	2,984,825
Travelers Property Casualty Corp. "A"*	7,133	104,499
Travelers Property Casualty Corp. "B"*	14,655	214,696
		24,649,303
Real Estate 2.1%
Avalonbay Communities, Inc. (REIT)	2,900	113,506
CenterPoint Properties Corp. (REIT)	58,700	3,354,705
		3,468,211
Health Care 3.5%
Pharmaceuticals
Eli Lilly & Co.	45,300	2,876,550
Merck & Co., Inc.	16,600	939,726
Pfizer, Inc.	31,900	975,183
Pharmacia Corp.	20,400	852,720
		5,644,179
Industrials 8.4%
Air Freight & Logistics 2.1%
United Parcel Service, Inc. "B"	53,500	3,374,780
Building Products 0.6%
American Standard Companies, Inc.*	12,700	903,478
Commercial Services & Supplies 0.9%
The Dun & Bradstreet Corp.*	41,900	1,445,131
Industrial Conglomerates 3.7%
Tyco International Ltd.	351,562	6,004,679
Machinery 1.1%
Dover Corp.	61,300	1,787,508
Information Technology 4.1%
Communications Equipment 0.2%
Tellabs, Inc.*	55,200	401,304
Computers & Peripherals 1.8%
Lexmark International, Inc.*	47,400	2,867,700
Semiconductor Equipment & Products 0.3%
Agere Systems, Inc. "A"*	346,500	498,960
Software 1.8%
BMC Software, Inc.*	56,600	968,426
Microsoft Corp.*	36,000	1,861,200
		2,829,626
	Shares	Value ($)

Materials 4.3%
Construction Materials 1.5%
Martin Marietta Materials, Inc.	37,100	1,137,486
Vulcan Materials Co.	35,300	1,323,750
		2,461,236
Containers & Packaging 2.8%
Sealed Air Corp.*	120,900	4,509,570
Total Common Stocks (Cost $165,384,106)		145,176,745
	Shares	Value ($)
Cash Equivalents 9.9%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $15,991,837)	15,991,837	15,991,837
Total Investment Portfolio - 100.0% (Cost $181,375,943)		161,168,582

Notes to SVS Davis Venture Value Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $181,936,578. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $20,767,996. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,697,217 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $24,465,213.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $181,375,943)	$ 161,168,582
Dividends receivable	297,036
Interest receivable	22,966
Receivable for Portfolio shares sold	30,661
Other assets	2,536
Total assets	161,521,781
Liabilities
Payable for investments purchased	306,209
Payable for Portfolio shares redeemed	230,593
Accrued management fee	129,993
Other accrued expenses and payables	27,435
Total liabilities	694,230
Net assets, at value	$ 160,827,551
Net Assets
Net assets consist of: Undistributed net investment income	866,220
Net unrealized appreciation (depreciation) on investments	(20,207,361)
Accumulated net realized gain (loss)	(5,073,605)
Paid-in capital	185,242,297
Net assets, at value	$ 160,827,551
Class A Net Asset Value, offering and redemption price per share ($160,026,665 / 20,031,383 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.99
Class B Net Asset Value, offering and redemption price per share ($800,886 / 100,387 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.98

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $19,242)	$ 2,157,968
Interest	297,693
Total Income	2,455,661
Expenses: Management fee	1,419,371
Custodian and accounting fees	56,135
Distribution service fees	190
Auditing	16,379
Legal	3,250
Trustees' fees and expenses	1,489
Reports to shareholders	15,869
Other	4,843
Total expenses, before expense reductions	1,517,526
Expense reductions	(465)
Total expenses, after expense reductions	1,517,061
Net investment income (loss)	938,600
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(4,722,751)
Net unrealized appreciation (depreciation) during the period on investments	(22,773,678)
Net gain (loss) on investment transactions	(27,496,429)
Net increase (decrease) in net assets resulting from operations	$ (26,557,829)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001[a]
Operations: Net investment income (loss)	$ 938,600	$ 132,234
Net realized gain (loss) on investment transactions	(4,722,751)	(366,117)
Net unrealized appreciation (depreciation) on investment transactions during the period	(22,773,678)	2,566,317
Net increase (decrease) in net assets resulting from operations	(26,557,829)	2,332,434
Distributions to shareholders: From net investment income Class A	(189,351)	-
Portfolio share transactions: Class A Proceeds from shares sold	95,650,132	108,920,748
Reinvestment of distributions	189,351	-
Cost of shares redeemed	(17,854,770)	(2,467,279)
Net increase (decrease) in net assets from Class A share transactions	77,984,713	106,453,469
Class B* Proceeds from shares sold	805,134	-
Cost of shares redeemed	(1,019)	-
Net increase (decrease) in net assets from Class B share transactions	804,115	-
Increase (decrease) in net assets	52,041,648	108,785,903
Net assets at beginning of period	108,785,903	-
Net assets at end of period (including undistributed net investment income of $866,220 and $121,147, respectively)	$ 160,827,551	$ 108,785,903
Other Information
Class A Shares outstanding at beginning of period	11,449,266	-
Shares sold	10,701,222	11,724,602
Shares issued to shareholder in reinvestment of distributions	20,080	-
Shares redeemed	(2,139,185)	(275,336)
Net increase (decrease) in Portfolio shares	8,582,117	11,449,266
Shares outstanding at end of period	20,031,383	11,449,266
Class B* Shares outstanding at beginning of period	-	-
Shares sold	100,507	-
Shares redeemed	(120)	-
Net increase (decrease) in Portfolio shares	100,387	-
Shares outstanding at end of period	100,387	-

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
* For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.50	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.03
Net realized and unrealized gain (loss) on investment transactions	(1.55)	(.53)[c]
Total from investment operations	(1.50)	(.50)
Less distributions from: Net investment income	(.01)	-
Net asset value, end of period	$ 7.99	$ 9.50
Total Return (%)	(15.79)	(5.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	160	109
Ratio of expenses (%)	1.02	1.09*
Ratio of net investment income (loss) (%)	.62	.48*
Portfolio turnover rate (%)	22	15*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
b Based on average shares outstanding during the period.
c The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.
* Annualized
** Not annualized

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.52
Income (loss) from investment operations: Net investment income (loss)[b]	.04
Net realized and unrealized gain (loss) on investment transactions	(.58)
Total from investment operations	(.54)
Net asset value, end of period	$ 7.98
Total Return (%)	(6.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.8
Ratio of expenses (%)	1.27*
Ratio of net investment income (loss) (%)	1.06*
Portfolio turnover rate (%)	22

a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2002

SVS Dreman Financial Services Portfolio

For the third straight year, the overall market declined. Financial stocks weathered the storm better than most other segments. The portfolio declined but fell less than its benchmark, the Standard & Poor's Financial Index, a gauge of performance for the financial companies within the S&P 500.

The volatility provided a great opportunity for us to deploy our contrarian investment strategy. We began to conservatively increase the portfolio's exposure to diversified financial companies with brokerage and investment banking business lines. We've underweighted these stocks, but their deep declines made them attractive to us once again.

One of the most important contributors to performance was the portfolio's full weighting in regional banks relative to the benchmark. During a period when the broad market (S&P 500) was down sharply, many of the portfolio's regional bank stocks gained ground. While Fannie Mae and Freddie Mac continued to post positive earnings and outperform the broad market, their stock prices declined in 2002. We believe that the setback is temporary and that these stocks, which have lower price-to-earnings ratios and faster growth rates than many top-growth companies, will surge ahead once again.

Over the past year, we've seen encouraging signs that the economy and markets may be recovering. However, we believe the road to recovery is going to be a long one, with sharp rallies and equally sharp retreats.

David N. Dreman
Lead Manager
Dreman Value Management, L.L.C., Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Dreman Financial Services Portfolio from 5/4/1998 to 12/31/2002
[] SVS Dreman Financial Services Portfolio - Class A [] S&P Financial Index [] S&P 500 Index

The Standard & Poor's (S&P) Financial Index is an unmanaged index generally representative of the financial stock market. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index.

Average Annual Total Returns[1]
SVS Dreman Financial Services Portfolio	1-Year	3-Year	Life of Portfolio[2]
Class A	-8.51%	3.41%	.57%	(Since 5/4/1998)*

* The Portfolio commenced operations on May 4, 1998. Index returns begin April 30, 1998.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
2 The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
The portfolio may concentrate investments in specific sectors, which creates special risk considerations.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

SVS Dreman Financial Services Portfolio

	Shares	Value ($)

Common Stocks 99.5%
Financials
Banks 44.8%
Bank of America Corp.	91,673	6,377,691
Bank One Corp.	22,202	811,483
Banknorth Group, Inc.	37,400	845,240
Colonial BancGroup, Inc.	67,600	806,468
First Tennessee National Corp.	36,550	1,313,607
FleetBoston Financial Corp.	92,324	2,243,473
Golden West Financial Corp.	13,700	983,797
J.P. Morgan Chase & Co.	282,145	6,771,480
KeyCorp.	170,075	4,275,686
National Bank of Canada	140,250	2,879,163
PNC Financial Services Group	75,150	3,148,785
Popular, Inc.	46,650	1,576,770
Provident Financial Group	23,465	610,794
Union Planters Corp.	83,062	2,337,365
US Bancorp.	157,100	3,333,662
Wachovia Corp.	89,300	3,254,092
Washington Mutual, Inc.	294,982	10,185,728
Wells Fargo & Co.	49,950	2,341,157
		54,096,441
Diversified Financials 32.3%
Allied Capital Corp.	63,945	1,395,915
American Express Co.	144,800	5,118,680
Bear Stearns Companies, Inc.	18,140	1,077,516
CIT Group, Inc.	57,100	1,119,160
Citigroup, Inc.	126,550	4,453,295
Fannie Mae	141,390	9,095,619
Franklin Resources, Inc.	21,750	741,240
Freddie Mac	172,545	10,188,782
Goldman Sachs Group, Inc.	8,100	551,610
Merrill Lynch & Co., Inc.	46,650	1,770,368
Morgan Stanley	53,150	2,121,748
SLM Corp.	12,750	1,324,215
		38,958,148
	Shares	Value ($)

Insurance 22.4%
Allstate Corp.	38,405	1,420,601
American International Group, Inc.	239,223	13,839,051
Chubb Corp.	39,150	2,043,630
Jefferson-Pilot Corp.	11,862	452,061
Marsh & McLennan Companies, Inc.	38,000	1,755,980
Ohio Casualty Corp.*	124,000	1,605,800
Prudential Financial, Inc.*	37,700	1,196,598
Safeco Corp.	80,550	2,792,669
St. Paul Companies, Inc.	33,975	1,156,849
Torchmark Corp.	16,300	595,439
Travelers Property Casualty Corp."A"	5,467	80,092
Travelers Property Casualty Corp. "B"	11,233	164,563
		27,103,333
Total Common Stocks (Cost $125,230,605)		120,157,922

Convertible Preferred Stocks 0.2%
Financials
Real Estate
Corrections Corp. of America (PIK) (Cost $201,397)	11,632	290,800

Cash Equivalents 0.3%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $362,234)	362,234	362,234
Total Investment Portfolio - 100.0% (Cost $125,794,236) (a)		120,810,956

Notes to SVS Dreman Financial Services Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $126,543,552. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $5,732,596. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,566,339 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,298,935.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
PIK denotes that interest or dividends are paid in kind.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $125,794,236)	$ 120,810,956
Dividends receivable	133,764
Receivable for Portfolio shares sold	5,500
Other assets	1,982
Total assets	120,952,202
Liabilities
Payable for Portfolio shares redeemed	247,845
Accrued management fee	78,220
Other accrued expenses and payables	31,002
Total liabilities	357,067
Net assets, at value	$ 120,595,135
Net Assets
Net assets consist of: Undistributed net investment income	1,796,612
Net unrealized appreciation (depreciation) on investments	(4,983,280)
Accumulated net realized gain (loss)	(5,569,231)
Paid-in capital	129,351,034
Net assets, at value	$ 120,595,135
Class A Net Asset Value, offering and redemption price per share ($120,206,320 / 12,274,256 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.79
Class B Net Asset Value, offering and redemption price per share ($388,815 / 39,762 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.78

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $13,733)	$ 2,858,760
Interest	64,148
Total Income	2,922,908
Expenses: Management fee	964,831
Custodian and accounting fees	53,586
Distribution service fees	95
Auditing	22,290
Legal	2,543
Trustees' fees and expenses	1,622
Reports to shareholders	12,992
Other	5,904
Total expenses, before expense reductions	1,063,863
Expense reductions	(145)
Total expenses, after expense reductions	1,063,718
Net investment income (loss)	1,859,190
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(2,469,629)
Foreign currency related transactions	(250)
(2,469,879)
Net unrealized appreciation (depreciation) during the period on: Investments	(11,896,273)
Foreign currency related transactions	61
(11,896,212)
Net gain (loss) on investment transactions	(14,366,091)
Net increase (decrease) in net assets resulting from operations	$ (12,506,901)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ 1,859,190	$ 1,136,754
Net realized gain (loss) on investment transactions	(2,469,879)	(2,725,357)
Net unrealized appreciation (depreciation) on investment transactions during the period	(11,896,212)	(1,708,058)
Net increase (decrease) in net assets resulting from operations	(12,506,901)	(3,296,661)
Distributions to shareholders from: Net investment income Class A	(1,016,304)	(854,423)
Net realized gains Class A	-	(328,624)
Portfolio share transactions: Class A Proceeds from shares sold	44,698,507	73,966,750
Reinvestment of distributions	1,016,304	1,183,047
Cost of shares redeemed	(29,037,952)	(19,481,552)
Net increase (decrease) in net assets from Class A share transactions	16,676,859	55,668,245
Class B* Proceeds from shares sold	394,220	-
Cost of shares redeemed	(117)	-
Net increase (decrease) in net assets from Class B share transactions	394,103	-
Increase (decrease) in net assets	3,547,757	51,188,537
Net assets at beginning of period	117,047,378	65,858,841
Net assets at end of period (including undistributed net investment income of $1,796,612 and $953,975, respectively)	$ 120,595,135	$ 117,047,378
Other Information
Class A Shares outstanding at beginning of period	10,853,999	5,713,070
Shares sold	4,164,073	6,837,995
Shares issued to shareholders in reinvestment of distributions	91,807	114,361
Shares redeemed	(2,835,623)	(1,811,427)
Net increase (decrease) in Portfolio shares	1,420,257	5,140,929
Shares outstanding at end of period	12,274,256	10,853,999
Class B* Shares outstanding at beginning of period	-	-
Shares sold	39,774	-
Shares redeemed	(12)	-
Net increase (decrease) in Portfolio shares	39,762	-
Shares outstanding at end of period	39,762	-

* For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002	2001	2000[a]	1999[a]	1998[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.78	$ 11.53	$ 9.24	$ 9.78	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.15[c]	.14[c]	.19[c]	.18[c]	.04
Net realized and unrealized gain (loss) on investment transactions	(1.06)	(.71)	2.27	(.67)	(.26)
Total from investment operations	(.91)	(.57)	2.46	(.49)	(.22)
Less distributions from: Net investment income	(.08)	(.13)	(.15)	(.05)	-
Net realized gains on investment transactions	-	(.05)	(.02)	-	-
Total distributions	(.08)	(.18)	(.17)	(.05)	-
Net asset value, end of period	$ 9.79	$ 10.78	$ 11.53	$ 9.24	$ 9.78
Total Return (%)	(8.51)	(4.86)	27.04	(5.05)[d]	(2.20)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	120	117	66	27	16
Ratio of expenses before expense reductions (%)	.83	.86	.91	1.04	1.73*
Ratio of expenses after expense reductions (%)	.83	.86	.89	.99	.99*
Ratio of net investment income (loss) (%)	1.44	1.31	2.01	1.75	1.29*
Portfolio turnover rate (%)	13	22	13	13	6*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b For the period from May 4, 1998 (commencement of operations) to December 31, 1998.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.57
Income (loss) from investment operations: Net investment income (loss)[b]	.06
Net realized and unrealized gain (loss) on investment transactions	(.85)
Total from investment operations	(.79)
Net asset value, end of period	$ 9.78
Total Return (%)	(7.47)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4
Ratio of expenses (%)	1.08*
Ratio of net investment income (loss) (%)	1.33*
Portfolio turnover rate (%)	13

a For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2002

SVS Dreman High Return Equity Portfolio

The markets remained volatile this period. While volatility can be unsettling, it provided a great opportunity for us to deploy our contrarian value investment strategy. The portfolio declined during the period, but lost less than its benchmark, the S&P 500 Index. The S&P 500 Index is an unmanaged group of large-cap stocks that are representative of the US stock market. The portfolio's positions in financials and consumer staples stocks added to performance. Value stocks continued to outperform growth stocks in 2002, which also helped relative performance.

An important part of the portfolio's long-term success is due to its focus on high-dividend-yielding stocks. With an increasing emphasis on yield, we believe this will continue to be a major benefit for the portfolio in the future.

Over the past few years, the portfolio has been concentrated in just a few market sectors where we've found the greatest value. However, the extreme market weakness has broadened our investment field, enabling us to diversify into stocks and market sectors that rarely fall into our low price-to-earnings valuation zone. Some of the areas where we found the best contrarian opportunities include pharmaceuticals, retailers, computer consultants, diversified financials and industrials - specifically General Electric. While some of our new investments have rebounded, others continue to struggle. In each case, however, we remain enthusiastic. This is a great time for contrarian investors.

Our outlook has not changed much. We expect slow to moderate economic growth over the next several years. Valuations in the market remain high when compared with historic levels, which suggests to us that there is little room for large gains by the overall market. We expect returns over the next five years to be under 10 percent annually. This environment should continue to offer contrarian investors, like us, solid investment opportunities.

David N. Dreman
F. James Hutchinson
Co-Managers
Dreman Value Management LLC, Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Dreman High Return Equity Portfolio from 5/4/1998 to 12/31/2002
[] SVS Dreman High Return Equity Portfolio - Class A [] S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index.

Average Annual Total Returns[1]
SVS Dreman High Return Equity Portfolio	1-Year	3-Year	Life of Portfolio[2]
Class A	-18.03%	2.85%	-.13%	(Since 5/4/1998)*

* The Portfolio commenced operations on May 4, 1998. Index returns begin April 30, 1998.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
2 The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

SVS Dreman High Return Equity Portfolio

	Shares	Value ($)

Common Stocks 96.3%
Consumer Discretionary 11.2%
Automobiles 0.6%
Ford Motor Co.	345,000	3,208,500
Multiline Retail 0.7%
Federated Department Stores, Inc.*	129,505	3,724,564
Specialty Retail 9.9%
Best Buy Co., Inc.*	560,350	13,532,453
Borders Group, Inc.*	727,950	11,719,995
Staples, Inc.*	695,565	12,728,840
The Gap, Inc.	772,225	11,984,932
Toys ''R'' Us, Inc.*	41,695	416,950
		50,383,170
Consumer Staples 22.5%
Food & Drug Retailing 1.1%
Safeway, Inc.*	232,650	5,434,704
Tobacco 21.4%
Imperial Tobacco Group (ADR)	95,145	3,187,357
Philip Morris Companies, Inc.	1,192,320	48,324,730
R.J. Reynolds Tobacco Holdings, Inc.	527,423	22,209,783
Universal Corp.	266,570	9,852,427
UST, Inc.	772,140	25,812,640
		109,386,937
Energy 9.8%
Energy Equipment & Services 0.7%
Transocean Sedco Forex, Inc.	154,200	3,577,440
Oil & Gas 9.1%
ChevronTexaco Corp.	227,105	15,097,950
ConocoPhillips	416,823	20,170,065
Devon Energy Corp.	127,075	5,832,743
Kerr-McGee Corp.	120,300	5,329,290
		46,430,048
Financials 27.1%
Banks 14.2%
Bank of America Corp.	92,700	6,449,139
Bank One Corp.	100,655	3,678,940
FleetBoston Financial Corp.	174,413	4,238,236
J.P. Morgan Chase & Co.	429,740	10,313,760
KeyCorp.	335,280	8,428,939
PNC Financial Services Group	190,184	7,968,710
Wachovia Corp.	140,000	5,101,600
Washington Mutual, Inc.	762,575	26,331,715
		72,511,039
Diversified Financials 11.6%
CIT Group, Inc.	89,100	1,746,360
Fannie Mae	420,873	27,074,760
Freddie Mac	517,141	30,537,176
		59,358,296
	Shares	Value ($)

Insurance 1.3%
Ohio Casualty Corp.*	41,055	531,662
Safeco Corp.	80,815	2,801,856
St. Paul Companies, Inc.	98,405	3,350,690
		6,684,208
Health Care 13.7%
Health Care Providers & Services 0.7%
Humana, Inc.*	369,730	3,697,300
Pharmaceuticals 13.0%
Bristol-Myers Squibb Co.	1,012,060	23,429,189
Merck & Co., Inc.	411,020	23,267,842
Pharmacia Corp.	11,772	492,070
Schering-Plough Corp.	858,215	19,052,373
		66,241,474
Industrials 5.2%
Electrical Equipment 1.7%
Emerson Electric Co.	172,600	8,776,710
Industrial Conglomerates 3.5%
General Electric Co.	209,350	5,097,672
Tyco International Ltd.	733,650	12,530,742
		17,628,414
Information Technology 5.0%
Computers & Peripherals 0.7%
Apple Computer, Inc.*	259,125	3,713,261
IT Consulting & Services 4.3%
Electronic Data Systems Corp.	1,198,640	22,090,935
Utilities 1.8%
Gas Utilities 1.2%
El Paso Corp.	846,510	5,891,710
NiSource, Inc.*	43,220	95,948
		5,987,658
Multi-Utilities & Unregulated Power 0.6%
Williams Companies, Inc.	1,208,850	3,263,895
Total Common Stocks (Cost $565,940,171)		492,098,553

Convertible Preferred Stocks 0.1%
Financials
Real Estate
Corrections Corp. of America (PIK) (Cost $255,289)	14,526	363,150

Cash Equivalents 3.6%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $18,338,052)	18,338,052	18,338,052
Total Investment Portfolio - 100.0% (Cost $584,533,512) (a)		510,799,755

Notes to SVS Dreman High Return Equity Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $585,770,697. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $74,970,942. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,287,143 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $95,258,085.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
PIK denotes that interest or dividends are paid in kind.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $584,533,512)	$ 510,799,755
Receivable for investments sold	368,075
Dividends receivable	2,093,398
Interest receivable	24,478
Receivable for Portfolio shares sold	78,140
Other assets	7,988
Total assets	513,371,834
Liabilities
Payable for investments purchased	391,548
Payable for Portfolio shares redeemed	369,733
Accrued management fee	320,515
Other accrued expenses and payables	119,890
Total liabilities	1,201,686
Net assets, at value	$ 512,170,148
Net Assets
Net assets consist of: Undistributed net investment income	11,106,811
Net unrealized appreciation (depreciation) on investments	(73,733,757)
Accumulated net realized gain (loss)	(42,508,430)
Paid-in capital	617,305,524
Net assets, at value	$ 512,170,148
Class A Net Asset Value, offering and redemption price per share ($509,972,878 / 58,214,359 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.76
Class B Net Asset Value, offering and redemption price per share ($2,197,270 / 251,123 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.75

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $19,877)	$ 15,075,322
Interest	621,919
Total Income	15,697,241
Expenses: Management fee	3,846,139
Custodian and accounting fees	117,894
Distribution service fees	426
Auditing	77,789
Legal	6,352
Trustees' fees and expenses	6,298
Reports to shareholders	62,957
Other	25,429
Total expenses, before expense reductions	4,143,284
Expense reductions	(465)
Total expenses, after expense reductions	4,142,819
Net investment income (loss)	11,554,422
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(35,594,574)
Futures	(4,742,236)
(40,336,810)
Net unrealized appreciation (depreciation) during the period on: Investments	(84,477,840)
Futures	(213,120)
(84,690,960)
Net gain (loss) on investment transactions	(125,027,770)
Net increase (decrease) in net assets resulting from operations	$ (113,473,348)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2002	2001
Operations: Net investment income (loss)	$ 11,554,422	$ 4,856,646
Net realized gain (loss) on investment transactions	(40,336,810)	1,147,360
Net unrealized appreciation (depreciation) on investment transactions during the period	(84,690,960)	(2,441,513)
Net increase (decrease) in net assets resulting from operations	(113,473,348)	3,562,493
Distributions to shareholders from: Net investment income Class A	(4,712,145)	(2,559,657)
Net realized gains Class A	(1,736,054)	-
Portfolio share transactions: Class A Proceeds from shares sold	219,772,034	283,269,260
Reinvestment of distributions	6,448,199	2,559,657
Cost of shares redeemed	(39,721,921)	(11,369,786)
Net increase (decrease) in net assets from Class A share transactions	186,498,312	274,459,131
Class B* Proceeds from shares sold	2,209,191	-
Cost of shares redeemed	(12,261)	-
Net increase (decrease) in net assets from Class B share transactions	2,196,930	-
Increase (decrease) in net assets	68,773,695	275,461,967
Net assets at beginning of period	443,396,453	167,934,486
Net assets at end of period (including undistributed net investment income of $11,106,811 and $4,477,378, respectively)	$ 512,170,148	$ 443,396,453
Other Information
Class A Shares outstanding at beginning of period	41,005,810	15,588,218
Shares sold	21,036,800	26,260,433
Shares issued to shareholders in reinvestment of distributions	569,629	245,103
Shares redeemed	(4,397,880)	(1,087,944)
Net increase (decrease) in Portfolio shares	17,208,549	25,417,592
Shares outstanding at end of period	58,214,359	41,005,810
Class B* Shares outstanding at beginning of period	-	-
Shares sold	252,553	-
Shares redeemed	(1,430)	-
Net increase (decrease) in Portfolio shares	251,123	-
Shares outstanding at end of period	251,123	-

* For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002	2001	2000[a]	1999[a]	1998[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.81	$ 10.77	$ 8.96	$ 10.28	$ 10.00
Income (loss) from investment operations: Net investment income (loss)	.21[c]	.19[c]	.26[c]	.26[c]	.08
Net realized and unrealized gain (loss) on investment transactions	(2.13)	(.01)	2.25	(1.38)	.20
Total from investment operations	(1.92)	.18	2.51	(1.12)	.28
Less distributions from: Net investment income	(.09)	(.14)	(.20)	(.10)	-
Net realized gains on investment transactions	(.04)	-	(.50)	(.10)	-
Total distributions	(.13)	(.14)	(.70)	(.20)	-
Net asset value, end of period	$ 8.76	$ 10.81	$ 10.77	$ 8.96	$ 10.28
Total Return (%)	(18.03)	1.69	30.52	(11.16)	2.80d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	510	443	168	113	59
Ratio of expenses before expense reductions (%)	.79	.82	.85	.86	1.20*
Ratio of expenses after expense reductions (%)	.79	.82	.84	.86	.87*
Ratio of net investment income (loss) (%)	2.21	1.78	2.85	2.57	2.77*
Portfolio turnover rate (%)	17	16	37	24	5*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b For the period from May 4, 1998 (commencement of operations) to December 31, 1998.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.57
Income (loss) from investment operations: Net investment income (loss)[b]	.18
Net realized and unrealized gain (loss) on investment transactions	(1.00)
Total from investment operations	(.82)
Net asset value, end of period	$ 8.75
Total Return (%)	(8.57)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses (%)	1.05*
Ratio of net investment income (loss) (%)	4.30*
Portfolio turnover rate (%)	17

a For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2002

SVS Dreman Small Cap Value Portfolio

Dreman Value Management, L.L.C. assumed management of the portfolio in mid-January 2002. Since then, we have completed a restructuring, which reduced total holdings to about 120 names from about 330. In 2002, the portfolio lost ground but fell less than its benchmark, the Russell 2000 Value Index, which measures the performance of small companies with lower price-to-book ratios and lower price-to-earnings ratios than the overall small-cap market.

While volatility can be unsettling, the market environment provided a great opportunity for us to deploy our contrarian value investment strategy. We found many stocks that were trading at what we believed to be unsustainably low prices. Some of the areas that we're most enthusiastic about are energy, banks, health care and utility stocks. In energy, we've focused on companies with large reserves of North American natural gas. These stocks have gained ground, and with supply declining, we anticipate continued strong performance. We also created a substantial position in small regional banks with strong loan portfolios and few credit problems. The position added greatly to returns this year as the banks continued to grow earnings and pay attractive dividend yields. We recently created a position in hospital and provider stocks that have been battered due to uncertainty surrounding Medicare reimbursements - which we see as a temporary setback. While the portfolio's utility stocks - primarily independent power producers - hurt performance this year, we believe that over time they will bounce back as their liquidity issues are resolved. The utility stocks we own have significant underlying assets and we believe offer strong future earnings potential.

We look for continued market volatility. And while we believe the economy has begun to recover, we don't anticipate a quick turnaround. In our opinion, however, the valuation characteristics for small value stocks remain favorable.

David N. Dreman
Nelson Woodard
Co-Managers
Dreman Value Management, L.L.C., Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Dreman Small Cap Value Portfolio from 5/1/1996 to 12/31/2002
[] SVS Dreman Small Cap Value Portfolio - Class A [] Russell 2000 Value Index

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index.

Yearly periods ended December 31

Average Annual Total Returns[1]
SVS Dreman Small Cap Value Portfolio	1-Year	3-Year	5-Year	Life of Portfolio
Class A	-11.43%	2.77%	-.20%	3.13%	(Since 5/1/1996)*

* The Portfolio commenced operations on May 1, 1996. Index returns begin April 30, 1996.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

SVS Dreman Small Cap Value Portfolio

	Shares	Value ($)

Common Stocks 96.4%
Consumer Discretionary 12.0%
Auto Components 1.8%
American Axle & Manufacturing Holdings, Inc.*	75,800	1,775,236
BorgWarner, Inc.	56,400	2,843,688
		4,618,924
Hotel Restaurants & Leisure 4.6%
Alliance Gaming Corp.*	109,900	1,871,597
Argosy Gaming Co.*	88,000	1,665,840
CBRL Group, Inc.	60,900	1,834,917
Multimedia Games, Inc.*	226,600	6,222,436
		11,594,790
Household Durables 0.7%
Standard Pacific Corp.	67,000	1,658,250
Multiline Retail 1.1%
Dillard's, Inc. "A"	127,800	2,026,908
ShopKo Stores, Inc.*	62,100	773,145
		2,800,053
Specialty Retail 2.6%
Borders Group, Inc.*	169,800	2,733,780
Cato Corp. "A"	61,900	1,336,421
Deb Shops, Inc.	57,800	1,283,738
Dress Barn, Inc.*	92,700	1,232,910
		6,586,849
Textiles, Apparel & Luxury Goods 1.2%
Phillips-Van Heusen Corp.	183,636	2,122,832
Tommy Hilfiger Corp.*	134,600	935,470
		3,058,302
Consumer Staples 6.4%
Food & Drug Retailing 0.3%
Nash-Finch Co.	91,000	703,430
Food Products 2.2%
Fresh Del Monte Produce, Inc.	115,900	2,191,669
J & J Snack Foods Corp.*	59,600	2,128,316
Lance, Inc.	105,300	1,246,647
		5,566,632
Tobacco 3.9%
Loew's Corp. - Carolina Group	249,800	5,063,446
Universal Corp.	78,600	2,905,056
Vector Group Ltd.	165,525	1,923,400
		9,891,902
Energy 12.2%
Energy Equipment & Services 0.4%
Patterson-UTI Energy, Inc.*	31,100	938,287
Oil & Gas 11.8%
Chesapeake Energy Corp.	543,500	4,206,690
Denbury Resources, Inc.*	277,600	3,136,880
Magnum Hunter Resources, Inc.*	229,800	1,367,310
Noble Energy, Inc.	30,600	1,149,030
	Shares	Value ($)

Penn Virginia Corp.	81,400	2,958,890
PetroQuest Energy, Inc.*	252,400	1,047,460
Pioneer Natural Resources Co.*	142,600	3,600,650
Pogo Producing Co.	77,300	2,879,425
St. Mary Land & Exploration Co.	90,500	2,262,500
Tesoro Petroleum Corp.*	551,600	2,493,232
Ultra Petroleum Corp.*	451,800	4,472,820
		29,574,887
Financials 30.6%
Banks 16.6%
Astoria Financial Corp.	155,600	4,224,540
BankAtlantic Bancorp., Inc. "A"	84,850	801,833
BOK Financial Corp.	52,767	1,709,123
City Bank	16,700	413,325
Coastal Bancorp., Inc.	66,000	2,135,100
Cullen/Frost Bankers, Inc.	50,600	1,654,620
Downey Financial Corp.	44,900	1,751,100
First Federal Capital Corp.	104,400	2,015,860
First Federal Financial Corp.*	81,650	2,363,768
First Indiana Corp.	86,575	1,602,503
Flagstar Bancorp., Inc.	80,850	1,746,360
Fulton Financial Corp.	101,375	1,790,283
Glacier Bancorp., Inc.	110,050	2,592,778
Greater Bay Bancorp.	55,600	961,324
Independence Community Bank Corp.	67,400	1,710,612
IndyMac Bancorp., Inc.*	88,050	1,628,045
International Bancshares Corp.	49,993	1,972,224
Irwin Financial Corp.	126,650	2,089,725
PFF Bancorp., Inc.	70,400	2,200,000
Provident Bankshares Corp.	49,650	1,147,461
R & G Financial Corp. "B"	57,050	1,326,413
Sky Financial Group, Inc.	95,600	1,903,396
Webster Financial Corp.	55,800	1,941,840
		41,682,233
Diversified Financials 1.7%
Allied Capital Corp.	188,580	4,116,701
Commercial Capital Bancorp, Inc.*	20,000	177,400
		4,294,101
Insurance 3.4%
AmerUS Group, Inc.	143,500	4,056,745
Ohio Casualty Corp.*	109,400	1,416,730
Selective Insurance Group, Inc.	118,800	2,991,384
		8,464,859
Real Estate 8.9%
American Financial Realty Trust (REIT)	300,000	3,675,000
Annaly Mortgage Management, Inc. (REIT)	55,900	1,050,920
Anworth Mortgage Asset Corp. (REIT)	221,800	2,788,026
CBL & Associates Properties, Inc. (REIT)	32,500	1,301,625
Correctional Properties Trust (REIT)	44,400	963,480
FBR Asset Investment Corp. (REIT)	50,000	1,695,000
Healthcare Realty Trust, Inc. (REIT)	95,700	2,799,225
	Shares	Value ($)

Highwoods Properties, Inc. (REIT)	87,500	1,933,750
HRPT Properties Trust (REIT)	154,400	1,272,256
Prentiss Properties Trust (REIT)	95,000	2,686,600
Redwood Trust, Inc. (REIT)	69,400	1,922,380
Sovran Self Storage, Inc. (REIT)	4,600	130,456
		22,218,718
Health Care 9.0%
Biotechnology 1.1%
Nabi Biopharmaceuticals*	152,250	943,950
Serologicals Corp.*	156,100	1,717,100
		2,661,050
Health Care Equipment & Supplies 0.9%
Conmed Corp.*	81,400	1,594,626
Polymedica Industries, Inc.*	26,000	801,840
		2,396,466
Health Care Providers & Services 7.0%
Coventry Health Care, Inc.*	62,900	1,825,987
Dynacq International, Inc.*	66,700	958,346
HEALTHSOUTH Corp.*	938,200	3,940,440
Oxford Health Plans*	51,100	1,862,595
Pediatrix Medical Group, Inc.*	48,300	1,934,898
RehabCare Group, Inc.*	149,000	2,842,920
Triad Hospitals, Inc.*	89,470	2,668,890
US Oncology, Inc.*	166,700	1,445,289
		17,479,365
Industrials 10.9%
Aerospace & Defense 4.6%
Curtiss-Wright Corp.	48,900	3,120,798
Kaman Corp. "A"	217,500	2,392,500
Moog, Inc. "A"*	104,900	3,256,096
Precision Castparts Corp.	116,100	2,815,425
		11,584,819
Building Products 0.6%
York International Corp.	55,300	1,414,021
Commercial Services & Supplies 1.6%
Consolidated Graphics, Inc.*	57,800	1,286,050
John H. Harland Co.	40,600	898,478
United Stationers, Inc.*	64,500	1,857,665
		4,042,193
Construction & Engineering 0.7%
EMCOR Group, Inc.*	31,100	1,648,611
Electrical Equipment 0.3%
Genlyte Group, Inc.*	22,900	713,564
Machinery 1.2%
Harsco Corp.	44,400	1,415,916
Oshkosh Truck Corp.	26,050	1,602,075
		3,017,991
Road & Rail 1.9%
Arkansas Best Corp.*	116,700	3,031,983
Roadway Corp.	48,800	1,796,328
		4,828,311
Trading Companies & Distributors 0.0%
Vialta, Inc.*	150	46
	Shares	Value ($)

Information Technology 3.6%
Computers & Peripherals 0.8%
ATI Technologies, Inc.*	104,300	485,099
Imation Corp.*	43,500	1,525,980
		2,011,079
Electronic Equipment & Instruments 0.6%
Anixter International, Inc.*	38,900	904,425
Checkpoint Systems, Inc.*	58,200	601,788
		1,506,213
IT Consulting & Services 0.7%
CACI International, Inc. "A"*	48,300	1,721,412
Office Electronics 0.8%
Zebra Technologies Corp. "A"*	35,700	2,045,610
Software 0.7%
Novell, Inc.*	494,000	1,649,960
Materials 4.0%
Chemicals 1.0%
Albermarle Corp.	92,100	2,620,245
Construction Materials 1.0%
Florida Rock Industries, Inc.	69,130	2,630,397
Containers & Packaging 1.2%
Greif Brothers Corp. "A"	61,400	1,461,320
Myers Industries, Inc.	136,490	1,460,443
		2,921,763
Metals & Mining 0.8%
Quanex Corp.	60,100	2,013,350
Utilities 7.7%
Electric Utilities 1.6%
CMS Energy Corp.	187,600	1,770,944
WPS Resources Corp.	56,000	2,173,920
		3,944,864
Gas Utilities 2.0%
Cascade Natural Gas Corp.	49,900	998,000
NUI Corp.	89,700	1,548,222
Peoples Energy Corp.	63,900	2,469,735
		5,015,957
Multi-Utilities & Unregulated Power 4.1%
Mirant Corp.*	1,748,000	3,303,720
Reliant Resources, Inc.*	1,656,800	5,301,760
Williams Companies, Inc.	647,600	1,748,520
		10,354,000
Total Common Stocks (Cost $263,043,069)		241,873,504

Cash Equivalents 3.6%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $9,019,559)	9,019,559	9,019,559
Total Investment Portfolio - 100.0% (Cost $272,062,628) (a)		250,893,063

Notes to SVS Dreman Small Cap Value Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $272,511,964. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $21,618,901. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $12,923,120 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $34,542,021.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $272,062,628)	$ 250,893,063
Dividends receivable	615,315
Receivable for Portfolio shares sold	78,710
Other assets	4,418
Total assets	251,591,506
Liabilities
Payable for Portfolio shares redeemed	112,617
Accrued management fee	160,318
Other accrued expenses and payables	67,598
Total liabilities	340,533
Net assets, at value	$ 251,250,973
Net Assets
Net assets consist of: Undistributed net investment income	3,034,047
Net unrealized appreciation (depreciation) on investments	(21,169,565)
Accumulated net realized gain (loss)	(8,989,437)
Paid-in capital	278,375,928
Net assets, at value	$ 251,250,973
Class A Net Asset Value, offering and redemption price per share ($250,100,685 / 21,449,028 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.66
Class B Net Asset Value, offering and redemption price per share ($1,150,288 / 98,769 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.65

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,884)	$ 5,171,374
Interest	212,665
Total Income	5,384,039
Expenses: Management fee	1,932,765
Custodian fees	24,514
Distribution service fees	243
Auditing	36,056
Legal	5,681
Trustees' fees and expenses	2,561
Reports to shareholders	73,030
Other	10,314
Total expenses, before expense reductions	2,085,164
Expense reductions	(1,528)
Total expenses, after expense reductions	2,083,636
Net investment income (loss)	3,300,403
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(5,468,654)
Net unrealized appreciation (depreciation) during the period on investments	(41,748,182)
Net gain (loss) on investment transactions	(47,216,836)
Net increase (decrease) in net assets resulting from operations	$ (43,916,433)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ 3,300,403	$ 935,250
Net realized gain (loss) on investment transactions	(5,468,654)	809,129
Net unrealized appreciation (depreciation) on investment transactions during the period	(41,748,182)	19,332,255
Net increase (decrease) in net assets resulting from operations	(43,916,433)	21,076,634
Distributions to shareholders from: Net investment income Class A	(910,198)	-
Portfolio share transactions: Class A Proceeds from shares sold	156,275,072	110,669,303
Reinvestment of distributions	910,198	-
Cost of shares redeemed	(55,977,524)	(21,981,570)
Net increase (decrease) in net assets from Class A share transactions	101,207,746	88,687,733
Class B* Proceeds from shares sold	1,139,942	-
Cost of shares redeemed	(4,325)	-
Net increase (decrease) in net assets from Class B share transactions	1,135,617	-
Increase (decrease) in net assets	57,516,732	109,764,367
Net assets at beginning of period	193,734,241	83,969,874
Net assets at end of period (including undistributed net investment income of $3,034,047 and $931,611, respectively)	$ 251,250,973	$ 193,734,241
Other Information
Class A Shares outstanding at beginning of period	14,668,207	7,479,350
Shares sold	11,354,873	9,043,257
Shares issued to shareholders in reinvestment of distributions	61,046	-
Shares redeemed	(4,635,098)	(1,854,400)
Net increase (decrease) in Portfolio shares	6,780,821	7,188,857
Shares outstanding at end of period	21,449,028	14,668,207
Class B* Shares outstanding at beginning of period	-	-
Shares sold	99,146	-
Shares redeemed	(377)	-
Net increase (decrease) in Portfolio shares	98,769	-
Shares outstanding at end of period	98,769	-

* For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002	2001	2000[a]	1999[a]	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.21	$ 11.23	$ 10.85	$ 10.65	$ 12.27
Income (loss) from investment operations: Net investment income (loss)	.17[b]	.09[b]	.02[b]	.07[b]	.09
Net realized and unrealized gain (loss) on investment transactions	(1.67)	1.89	.42	.23	(1.41)
Total from investment operations	(1.50)	1.98	.44	.30	(1.32)
Less distributions from: Net investment income	(.05)	-	(.06)	(.10)	-
Net realized gains on investment transactions	-	-	-	-	(.30)
Total distributions	(.05)	-	(.06)	(.10)	(.30)
Net asset value, end of period	$ 11.66	$ 13.21	$ 11.23	$ 10.85	$ 10.65
Total Return (%)	(11.43)	17.63	4.05	2.80	(11.25)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	250	194	84	95	102
Ratio of expenses before expense reductions (%)	.81	.79	.82	.84	.80
Ratio of expenses after expense reductions (%)	.81	.79	.82	.83	.80
Ratio of net investment income (loss) (%)	1.28	.77	.15	.69	1.15
Portfolio turnover rate (%)	86	57	36	72	43

a On June 18, 2001, the Portfolio implemented 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b Based on average shares outstanding during the period.

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.86
Income (loss) from investment operations: Net investment income (loss)[b]	.17
Net realized and unrealized gain (loss) on investment transactions	(2.38)
Total from investment operations	(2.21)
Net asset value, end of period	$ 11.65
Total Return (%)	(15.95)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses (%)	1.06*
Ratio of net investment income (loss) (%)	3.01*
Portfolio turnover rate (%)	86

a For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2002

SVS Eagle Focused Large Cap Growth Portfolio

For the year, the portfolio was down (Class A shares) 27.91 percent, while its benchmark, the Russell 1000 Growth Index, declined 27.88 percent.

A weak economy, slowing profits and corporate malfeasance lowered investor confidence and drove every S&P 500 sector down in 2002. Slumping demand and oversupply led to a market correction that brought valuations to more reasonable levels. Nevertheless, the consumer remained resilient, which helped keep the recession mild. Volatility in the market, however, rose to its highest levels since the 1930s, largely due to geopolitical uncertainties.

While nearly every sector of the portfolio finished the year lower, the consumer segment was one of the few outperformers. During the year, we shifted from cyclical consumer stocks to consumer staple stocks, which provided some cushion when consumer spending weakened as a result of the worsening employment picture. Technology stocks were the biggest drag on performance, largely due to the sector's revenue and profit growth slowing. Despite slumping sales in the technology sector, however, our outlook on future corporate technology spending is bullish.

With regard to the overall market, concerns about terrorism and risk of a war with Iraq are creating near-term uncertainty. The fragile economic recovery now under way is clearly at risk if the consumer stops spending. But we believe the recent monetary stimulus coupled with the likely large fiscal stimulus program now working its way through Congress will go a long way toward helping the recovery during 2003.

Ashi Parikh
Lead Manager
Eagle Asset Management, Inc., Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Eagle Focused Large Cap Growth Portfolio from 10/29/1999 to 12/31/2002
[] SVS Eagle Focused Large Cap Growth Portfolio - Class A [] Russell 1000 Growth Index [] S&P 500 Index

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index. Beginning with the next annual report, the Russell 1000 Growth Index, which better reflects the Portfolio's investment style, will be shown instead of the S&P 500 Index.

Average Annual Total Returns[1]
SVS Eagle Focused Large Cap Growth Portfolio	1-Year	3-Year	Life of Portfolio[2]
Class A	-27.91%	-18.36%	-10.69%	(Since 10/29/1999)*

* The Portfolio commenced operations on October 29, 1999. Index returns begin October 31, 1999.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
2 The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

SVS Eagle Focused Large Cap Growth Portfolio

	Shares	Value ($)

Common Stocks 99.8%
Consumer Discretionary 16.4%
Hotel Restaurants & Leisure 1.7%
Carnival Corp. "A"	41,950	1,046,652
Media 5.6%
Clear Channel Communications, Inc.*	38,600	1,439,394
Viacom, Inc. "B"*	25,700	1,047,532
Walt Disney Co.	58,750	958,212
		3,445,138
Multiline Retail 5.8%
Target Corp.	37,100	1,113,000
Wal-Mart Stores, Inc.	49,550	2,502,771
		3,615,771
Specialty Retail 3.3%
Home Depot, Inc.	86,825	2,080,327
Consumer Staples 6.0%
Beverages 3.7%
Anheuser-Busch Companies, Inc.	48,100	2,328,040
Household Products 2.3%
Colgate-Palmolive Co.	27,700	1,452,311
Financials 19.0%
Diversified Financials 15.9%
American Express Co.	52,000	1,838,200
Citigroup, Inc.	48,716	1,714,316
Freddie Mac	41,850	2,471,243
Goldman Sachs Group, Inc.	24,500	1,668,450
Lehman Brothers Holdings, Inc.	26,400	1,406,856
Merrill Lynch & Co., Inc.	21,500	815,925
		9,914,990
Insurance 3.1%
Hartford Financial Services Group, Inc.	18,150	824,555
Travelers Property Casualty Corp.*	73,748	1,080,408
		1,904,963
Health Care 20.8%
Health Care Equipment & Supplies 1.2%
Baxter International, Inc.*	27,300	764,400
Health Care Providers & Services 3.3%
HCA, Inc.	23,050	956,575
UnitedHealth Group, Inc.	12,700	1,060,450
		2,017,025
	Shares	Value ($)

Pharmaceuticals 16.3%
Eli Lilly & Co.	18,250	1,158,875
Johnson & Johnson	47,300	2,540,483
Merck & Co., Inc.	34,900	1,975,689
Pfizer, Inc.	98,900	3,023,373
Wyeth	38,400	1,436,160
		10,134,580
Industrials 14.2%
Aerospace & Defense 6.5%
Lockheed Martin Corp.	40,100	2,315,775
Raytheon Co.	54,950	1,689,713
		4,005,488
Air Freight & Logistics 2.1%
United Parcel Service, Inc. "B"	21,100	1,330,988
Commercial Services & Supplies 1.4%
First Data Corp.	25,250	894,102
Industrial Conglomerates 4.2%
3M Co.	5,750	708,975
General Electric Co.	77,100	1,877,385
		2,586,360
Information Technology 23.4%
Communications Equipment 3.3%
Cisco Systems, Inc.*	158,750	2,079,625
Computers & Peripherals 5.2%
Dell Computer Corp.*	62,400	1,668,576
EMC Corp.*	100,650	617,991
Hewlett-Packard Co.	54,300	942,648
		3,229,215
Semiconductor Equipment & Products 5.4%
Intel Corp.	128,900	2,006,973
Texas Instruments, Inc.	89,500	1,343,395
		3,350,368
Software 9.5%
Intuit, Inc.*	27,750	1,302,030
Microsoft Corp.*	80,400	4,156,680
Oracle Corp.*	39,400	425,520
		5,884,230
Total Common Stocks (Cost $66,005,313)		62,064,573

Cash Equivalents 0.2%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $113,364)	113,364	113,364
Total Investment Portfolio - 100.0% (Cost $66,118,677) (a)		62,177,937

Notes to SVS Eagle Focused Large Cap Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $70,212,301. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $8,034,364. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $252,688 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,287,052.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $66,118,677)	$ 62,177,937
Cash	10,000
Receivable for investments sold	762,058
Dividends receivable	71,120
Interest receivable	2,036
Receivable for Portfolio shares sold	14,574
Total assets	63,037,725
Liabilities
Payable for investments purchased	391,457
Payable for Portfolio shares redeemed	472
Accrued management fee	59,564
Other accrued expenses and payables	21,572
Total liabilities	473,065
Net assets, at value	$ 62,564,660
Net Assets
Net assets consist of: Accumulated net investment loss	(291)
Net unrealized appreciation (depreciation) on investments	(3,940,740)
Accumulated net realized gain (loss)	(28,173,542)
Paid-in capital	94,679,233
Net assets, at value	$ 62,564,660
Class A Net Asset Value, offering and redemption price per share ($62,040,292 / 9,100,995 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.82
Class B Net Asset Value, offering and redemption price per share ($524,368 / 77,032 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.81

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,114)	$ 580,502
Interest	55,043
Total Income	635,545
Expenses: Management fee	629,622
Custodian and accounting fees	29,528
Distribution service fees	119
Auditing	11,437
Legal	1,273
Trustees' fees and expenses	548
Reports to shareholders	8,283
Other	2,445
Total expenses, before expense reductions	683,255
Expense reductions	(145)
Total expenses, after expense reductions	683,110
Net investment income (loss)	(47,565)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(17,302,199)
Net unrealized appreciation (depreciation) during the period on investments	(5,056,801)
Net gain (loss) on investment transactions	(22,359,000)
Net increase (decrease) in net assets resulting from operations	$ (22,406,565)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ (47,565)	$ (77,560)
Net realized gain (loss) on investment transactions	(17,302,199)	(8,258,294)
Net unrealized appreciation (depreciation) on investment transactions during the period	(5,056,801)	2,843,040
Net increase (decrease) in net assets resulting from operations	(22,406,565)	(5,492,814)
Portfolio share transactions: Class A Proceeds from shares sold	35,550,657	40,803,744
Cost of shares redeemed	(11,232,095)	(3,343,405)
Net increase (decrease) in net assets from Class A share transactions	24,318,562	37,460,339
Class B* Proceeds from shares sold	545,460	-
Cost of shares redeemed	(492)	-
Net increase (decrease) in net assets from Class B share transactions	544,968	-
Increase (decrease) in net assets	2,456,965	31,967,525
Net assets at beginning of period	60,107,695	28,140,170
Net assets at end of period (including accumulated net investment loss of $291 at December 31, 2002)	$ 62,564,660	$ 60,107,695
Other Information
Class A Shares outstanding at beginning of period	6,353,061	2,467,850
Shares sold	4,226,797	4,225,617
Shares redeemed	(1,478,863)	(340,406)
Net increase (decrease) in Portfolio shares	2,747,934	3,885,211
Shares outstanding at end of period	9,100,995	6,353,061
Class B* Shares outstanding at beginning of period	-	-
Shares sold	77,101	-
Shares redeemed	(69)	-
Net increase (decrease) in Portfolio shares	77,032	-
Shares outstanding at end of period	77,032	-

* For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002	2001	2000[a]	1999[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.46	$ 11.40	$ 12.84	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.02)	(.05)	-
Net realized and unrealized gain (loss) on investment transactions	(2.63)	(1.92)	(1.04)	2.84
Total from investment operations	(2.64)	(1.94)	(1.09)	2.84
Less distributions from: Net realized gains on investment transactions	-	-	(.35)	-
Total distributions	-	-	(.35)	-
Net asset value, end of period	$ 6.82	$ 9.46	$ 11.40	$ 12.84
Total Return (%)	(27.91)	(17.02)	(9.02)[d]	28.40d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	60	28	3
Ratio of expenses before expense reductions (%)	1.03	1.13	1.33	7.49*
Ratio of expenses after expense reductions (%)	1.03	1.11	1.02	1.10*
Ratio of net investment income (loss) (%)	(.08)	(.21)	(.37)	(.19)*
Portfolio turnover rate (%)	123	98	323	336*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b For the period from October 29, 1999 (commencement of operations) to December 31, 1999.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.61
Income (loss) from investment operations: Net investment income (loss)[b]	.01
Net realized and unrealized gain (loss) on investment transactions	(.81)
Total from investment operations	(.80)
Net asset value, end of period	$ 6.81
Total Return (%)	(10.51)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.5
Ratio of expenses (%)	1.30*
Ratio of net investment income (loss) (%)	.21*
Portfolio turnover rate (%)	123

a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2002

SVS Focus Value+Growth Portfolio

The stock market endured its third straight year of losses in 2002. Scudder Focus Value+Growth Portfolio also lost ground.

In April, Dreman Value Management, a firm specializing in contrarian value investing (buying out-of-favor stocks), took over management of the value portfolio. The value managers used market weakness to build a portfolio of stocks beaten down by investor overreaction. The selection process led to concentrations in three market segments - financials, primarily Fannie Mae and Freddie Mac; health care, primarily pharmaceutical stocks; and tobacco stocks, primarily Philip Morris and UST. Portfolio Manager David Dreman is enthusiastic about the portfolio. He believes that when the market turns, this lineup offers the potential for strong performance. In the meantime, the stocks are paying attractive dividends.

Concentration in the growth portfolio remains in consumer stocks, information technology, health care and financials. Consumer discretionary stocks provided the strongest performance. Strong stock selection in technology also helped relative performance. On the negative side, health care and financials were among the hardest hit.

Both management teams - Dreman Value Management and Jennison Associates - believe that the economy has begun to recover, but don't expect a quick bounce-back. We will continue to stay disciplined and focused on looking for stocks that are consistent with their investment philosophies and offer strong long-term potential for reward.

David N. Dreman Spiros Segalas
Lead Manager Kathleen McCarragher
F. James Hutchinson Co-Managers
Portfolio Manager Jennison Associates LLC
Dreman Value Management LLC (Subadvisor for the Growth Portion of the Portfolio)
(Subadvisor for the Value Portion of the Portfolio)

Growth of an Assumed $10,000 Investment in SVS Focus Value+Growth Portfolio from 5/1/1996 to 12/31/2002
[] SVS Focus Value+Growth Portfolio - Class A [] S&P 500 Index [] Russell 1000 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized United States companies whose common stocks are traded in the US This larger capitalization, market-oriented index is highly correlated with the S&P 500 Stock Index. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index. Beginning with the next annual report, the S&P 500 Index, which better reflects the Portfolio's investment style, will be shown instead of the Russell 1000 Index.

Yearly periods ended December 31

Average Annual Total Returns[1]
SVS Focus Value+Growth Portfolio	1-Year	3-Year	5-Year	Life of Portfolio
Class A	-25.89%	-15.19%	-3.10%	3.13%	(Since 5/1/1996)*

* The Portfolio commenced operations on May 1, 1996. Index returns begin April 30, 1996.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

SVS Focus Value+Growth Portfolio

	Shares	Value ($)

Common Stocks 99.5%
Consumer Discretionary 16.1%
Automobiles 2.9%
Harley-Davidson, Inc.	61,000	2,818,200
Hotel Restaurants & Leisure 2.5%
Marriott International, Inc. "A"	76,000	2,498,120
Media 3.1%
Viacom, Inc. "B"*	74,200	3,024,392
Multiline Retail 2.5%
Kohl's Corp.*	44,300	2,478,585
Specialty Retail 5.1%
Best Buy Co., Inc.*	41,890	1,011,644
Borders Group, Inc.*	33,850	544,985
Staples, Inc.*	68,300	1,249,890
Tiffany & Co.	89,600	2,142,336
		4,948,855
Consumer Staples 11.0%
Beverages 2.1%
Coca-Cola Co.	47,900	2,098,978
Tobacco 8.9%
Philip Morris Companies, Inc.	106,300	4,308,339
R.J. Reynolds Tobacco Holdings, Inc.	21,400	901,154
UST, Inc.	103,820	3,470,703
		8,680,196
Energy 5.7%
Energy Equipment & Services 3.4%
BJ Services Co.*	102,300	3,305,313
Oil & Gas 2.3%
Devon Energy Corp.	34,295	1,574,141
Kerr-McGee Corp.	16,550	733,165
		2,307,306
Financials 25.4%
Banks 7.0%
FleetBoston Financial Corp.	47,000	1,142,100
J.P. Morgan Chase & Co.	84,300	2,023,200
PNC Financial Services Group	12,300	515,370
Washington Mutual, Inc.	91,951	3,175,068
		6,855,738
Diversified Financials 15.9%
Citigroup, Inc.	44,100	1,551,879
Fannie Mae	83,350	5,361,906
Freddie Mac	101,750	6,008,337
	Shares	Value ($)

Merrill Lynch & Co., Inc.	70,700	2,683,065
		15,605,187
Insurance 2.5%
American International Group, Inc.	42,400	2,452,840
Health Care 19.9%
Biotechnology 3.6%
Amgen, Inc.*	72,900	3,523,986
Pharmaceuticals 16.3%
Abbott Laboratories	67,500	2,699,997
Bristol-Myers Squibb Co.	134,050	3,103,258
Johnson & Johnson	45,400	2,438,434
Merck & Co., Inc.	60,700	3,436,227
Pfizer, Inc.	84,700	2,589,279
Schering-Plough Corp.	74,900	1,662,780
		15,929,975
Industrials 3.4%
Industrial Conglomerates
Tyco International Ltd.	192,850	3,293,878
Information Technology 16.8%
Communications Equipment 2.9%
Cisco Systems, Inc.*	215,500	2,823,050
Computers & Peripherals 3.5%
Dell Computer Corp.*	127,300	3,404,002
IT Consulting & Services 3.2%
Electronic Data Systems Corp.	171,875	3,167,656
Semiconductor Equipment & Products 3.8%
Applied Materials, Inc.*	132,400	1,725,172
Texas Instruments, Inc.	133,700	2,006,837
		3,732,009
Software 3.3%
Microsoft Corp.*	63,200	3,267,440
Utilities 1.2%
Gas Utilities 0.9%
El Paso Corp.	123,635	860,500
Multi-Utilities & Unregulated Power 0.3%
Mirant Corp.*	53,850	101,777
Reliant Resources, Inc.*	54,050	172,960
		274,737
Total Common Stocks (Cost $113,648,179)		97,350,943

Cash Equivalents 0.5%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $463,574)	463,574	463,574
Total Investment Portfolio - 100.0% (Cost $114,111,753) (a)		97,814,517

Notes to SVS Focus Value+Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $116,739,163. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $18,924,646. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,097,847 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $21,022,493.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $114,111,753)	$ 97,814,517
Cash	10,000
Dividends receivable	209,849
Receivable for Portfolio shares sold	7,138
Other assets	1,617
Total assets	98,043,121
Liabilities
Payable for Portfolio shares redeemed	170,663
Accrued management fee	70,056
Other accrued expenses and payables	35,903
Total liabilities	276,622
Net assets, at value	$ 97,766,499
Net Assets
Net assets consist of: Undistributed net investment income	818,549
Net unrealized appreciation (depreciation) on investments	(16,297,236)
Accumulated net realized gain (loss)	(33,644,550)
Paid-in capital	146,889,736
Net assets, at value	$ 97,766,499
Class A Net Asset Value, offering and redemption price per share ($97,387,853 / 10,089,997 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.65
Class B Net Asset Value, offering and redemption price per share ($378,646 / 39,304 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.63

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends	$ 1,785,824
Interest	70,471
Total Income	1,856,295
Expenses: Management fee	905,500
Custodian fees	7,822
Distribution service fees	95
Auditing	19,996
Legal	130
Trustees' fees and expenses	2,048
Reports to shareholders	31,803
Other	8,034
Total expenses, before expense reductions	975,428
Expense reductions	(41)
Total expenses, after expense reductions	975,387
Net investment income (loss)	880,908
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(20,649,623)
Net unrealized appreciation (depreciation) during the period on investments	(17,574,809)
Net gain (loss) on investment transactions	(38,224,432)
Net increase (decrease) in net assets resulting from operations	$ (37,343,524)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ 880,908	$ 903,862
Net realized gain (loss) on investment transactions	(20,649,623)	(12,799,787)
Net unrealized appreciation (depreciation) on investment transactions during the period	(17,574,809)	(10,442,337)
Net increase (decrease) in net assets resulting from operations	(37,343,524)	(22,338,262)
Distributions to shareholders from: Net investment income Class A	(658,082)	(914,441)
Net realized gains Class A	-	(9,601,639)
Portfolio share transactions: Class A Proceeds from shares sold	16,876,950	27,203,393
Reinvestment of distributions	658,082	10,516,080
Cost of shares redeemed	(21,961,063)	(18,238,788)
Net increase (decrease) in net assets from Class A share transactions	(4,426,031)	19,480,685
Class B* Proceeds from shares sold	389,225	-
Cost of shares redeemed	(409)	-
Net increase (decrease) in net assets from Class B share transactions	388,816	-
Increase (decrease) in net assets	(42,038,821)	(13,373,657)
Net assets at beginning of period	139,805,320	153,178,977
Net assets at end of period (including undistributed net investment income of $818,549 and $595,725, respectively)	$ 97,766,499	$ 139,805,320
Other Information
Class A Shares outstanding at beginning of period	10,690,065	9,252,858
Shares sold	1,436,043	1,952,649
Shares issued to shareholders in reinvestment of distributions	49,742	768,798
Shares redeemed	(2,085,853)	(1,284,240)
Net increase (decrease) in Portfolio shares	(600,068)	1,437,207
Shares outstanding at end of period	10,089,997	10,690,065
Class B* Shares outstanding at beginning of period	-	-
Shares sold	39,344	-
Shares redeemed	(40)	-
Net increase (decrease) in Portfolio shares	39,304	-
Shares outstanding at end of period	39,304	-

* For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002	2001	2000[a]	1999[a]	1998[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.08	$ 16.55	$ 18.96	$ 16.71	$ 14.25
Income (loss) from investment operations: Net investment income (loss)	.08[b]	.09[b]	.12[b]	.08[b]	.08
Net realized and unrealized gain (loss) on investment transactions	(3.45)	(2.41)	(.73)	2.62	2.78
Total from investment operations	(3.37)	(2.32)	(.61)	2.70	2.86
Less distributions from: Net investment income	(.06)	(.10)	(.10)	(.10)	-
Net realized gains on investment transactions	-	(1.05)	(1.70)	(.35)	(.40)
Total distributions	(.06)	(1.15)	(1.80)	(.45)	(.40)
Net asset value, end of period	$ 9.65	$ 13.08	$ 16.55	$ 18.96	$ 16.71
Total Return (%)	(25.89)	(14.35)	(3.90)	16.52	20.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	97	140	153	172	152
Ratio of expenses before expense reductions (%)	.81	.79	.81	.83	.78
Ratio of expenses after expense reductions (%)	.81	.79	.81	.82	.78
Ratio of net investment income (loss) (%)	.73	.64	.66	.46	.80
Portfolio turnover rate (%)	109	180	39	102	102

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to June 30, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b Based on average shares outstanding during the period.

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.74
Income (loss) from investment operations: Net investment income (loss)[b]	.08
Net realized and unrealized gain (loss) on investment transactions	(1.19)
Total from investment operations	(1.11)
Net asset value, end of period	$ 9.63
Total Return (%)	(10.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4
Ratio of expenses (%)	1.06*
Ratio of net investment income (loss) (%)	1.64*
Portfolio turnover rate (%)	109

a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2002

SVS Index 500 Portfolio

US equities declined for the third consecutive year, something that has not occurred in more than 60 years.

In the aftermath of Enron's collapse, a credit crunch affected many companies associated with aggressive accounting practices, including some of the information technology and telecommunications leaders of the late 1990s. Ongoing threats of terrorism, geopolitical instability and questions about the reliability of corporate earnings reports hung over the markets. For calendar year 2002, all sectors of the S&P 500 Index produced negative returns. Information technology and telecommunications services led the decline. Consumer staples, materials, energy, financials and health care each declined, but outperformed the S&P 500 Index as a whole. Interestingly, during the fourth quarter, sector performance was positive across the board, with telecommunications services and information technology providing the best performance.

As managers of an index portfolio, which seeks to replicate as closely as possible (before deduction of expenses) the broad diversification and returns of the S&P 500 Index, we neither evaluate short-term fluctuations in performance nor manage according to a given outlook for the equity markets or the economy in general. Still, we will continue monitoring economic conditions and how they affect the financial markets, as we seek to closely track the performance of the stock market.

Patrick Cannon
Lead Manager
Deutsche Investment Management Americas Inc.

Growth of an Assumed $10,000 Investment in SVS Index 500 Portfolio from 9/1/1999 to 12/31/2002
[] SVS Index 500 Portfolio - Class A [] S&P 500 Index

The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index.

Average Annual Total Returns[1]
SVS Index 500 Portfolio	1-Year	3-Year	Life of Portfolio[2]
Class A	-22.34%	-14.95%	-11.17%	(Since 9/1/1999)*

* The Portfolio commenced operations on September 1, 1999. Index returns begin August 31, 1999.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
2 The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

SVS Index 500 Portfolio

	Shares	Value ($)

Common Stocks 98.9%
Consumer Discretionary 13.0%
Auto Components 0.2%
Cooper Tire & Rubber Co.	1,149	17,626
Dana Corp.	3,657	43,006
Delphi Corp.	14,783	119,003
Goodyear Tire & Rubber Co.	4,120	28,057
Johnson Controls, Inc.	2,615	209,645
Visteon Corp.	2,094	14,574
		431,911
Automobiles 0.6%
Ford Motor Co.	52,100	484,530
General Motors Corp.	15,534	572,583
Harley-Davidson, Inc.	9,030	417,186
		1,474,299
Hotel Restaurants & Leisure 0.8%
Carnival Corp. "A"	16,747	417,838
Darden Restaurants, Inc.	4,583	93,712
Harrah's Entertainment, Inc.*	3,519	139,352
Hilton Hotels Corp.	10,840	137,776
International Game Technology*	2,540	192,837
Marriott International, Inc. "A"	6,755	222,037
Starbucks Corp.*	11,580	236,000
Starwood Hotels & Resorts Worldwide, Inc.	5,163	122,570
Wendy's International, Inc.	3,311	89,629
YUM! Brands, Inc.*	8,154	197,490
		1,849,241
Household Durables 0.5%
American Greeting Corp. "A"	2,700	42,660
Black & Decker Corp.	2,594	111,257
Centex Corp.	1,884	94,577
Fortune Brands, Inc.	4,609	214,365
KB HOME	1,927	82,572
Leggett & Platt, Inc.	4,357	97,771
Maytag Corp.	2,348	66,918
Newell Rubbermaid, Inc.	7,646	231,903
Pulte Homes, Inc.	1,995	95,501
Snap-On, Inc.	993	27,913
The Stanley Works	2,285	79,015
Tupperware Corp.	909	13,708
Whirlpool Corp.	1,899	99,166
		1,257,326
Internet & Catalog Retailing 0.3%
eBay, Inc.*	8,700	590,034
Leisure Equipment & Products 0.3%
Brunswick Corp.	1,921	38,151
Eastman Kodak Co.	7,859	275,379
Hasbro, Inc.	3,827	44,202
Mattel, Inc.	13,663	261,646
		619,378
Media 4.0%
AOL Time Warner, Inc.*	127,040	1,664,224
	Shares	Value ($)

Clear Channel Communications, Inc.*	17,326	646,087
Comcast Corp. "A"*	65,962	1,554,721
Dow Jones & Co., Inc.	1,720	74,356
Gannett Co., Inc.	8,032	576,698
Interpublic Group of Companies, Inc.	11,499	161,906
Knight-Ridder, Inc.	1,834	116,001
McGraw-Hill, Inc.	5,727	346,140
Meredith Corp.	800	32,888
New York Times Co. "A"	4,661	213,148
Omnicom Group, Inc.	5,231	337,923
TMP Worldwide, Inc.*	3,856	43,611
Tribune Co.	9,288	422,232
Univision Communications, Inc. "A"*	6,200	151,900
Viacom, Inc. "B"*	50,414	2,054,875
Walt Disney Co.	59,846	976,088
		9,372,798
Multiline Retail 3.9%
Big Lots, Inc.	3,292	43,553
Costco Wholesale Corp.*	13,803	387,312
Dillard's, Inc. "A"	2,251	35,701
Dollar General Corp.	10,512	125,618
Family Dollar Stores, Inc.	4,779	149,153
Federated Department Stores, Inc.*	5,528	158,985
J.C. Penny Co., Inc.	7,267	167,214
Kohl's Corp.*	9,441	528,224
Nordstrom, Inc.	3,338	63,322
Sears, Roebuck & Co.	9,423	225,681
Target Corp.	25,429	762,870
The May Department Stores Co.	8,200	188,436
Wal-Mart Stores, Inc.	126,096	6,369,109
		9,205,178
Specialty Retail 2.0%
AutoZone, Inc.*	3,009	212,586
Bed Bath & Beyond, Inc.*	8,780	303,173
Best Buy Co., Inc.*	8,784	212,134
Circuit City Stores - Circuit City Group	6,923	51,369
Home Depot, Inc.	66,455	1,592,262
Lowe's Companies, Inc.	21,948	823,050
Office Depot, Inc.*	8,003	118,124
RadioShack Corp.	4,370	81,894
Sherwin-Williams Co.	4,604	130,063
Staples, Inc.*	13,393	245,092
The Gap, Inc.	25,284	392,408
Tiffany & Co.	3,700	88,467
TJX Companies, Inc.	15,604	304,590
Toys ''R'' Us, Inc.*	6,492	64,920
		4,620,132
Textiles, Apparel & Luxury Goods 0.4%
Jones Apparel Group, Inc.*	3,866	137,011
Liz Claiborne, Inc.	2,466	73,117
NIKE, Inc. "B"	7,889	350,824
Reebok International Ltd.*	1,518	44,629
The Limited, Inc.	14,781	205,899
	Shares	Value ($)

VF Corp.	2,421	87,277
		898,757
Consumer Staples 9.7%
Beverages 3.0%
Adolph Coors Co. "B"	1,268	77,665
Anheuser-Busch Companies, Inc.	24,418	1,181,831
Brown-Forman Corp. "B"	1,590	103,922
Coca-Cola Co.	70,656	3,096,146
Coca-Cola Enterprises, Inc.	13,576	294,871
Pepsi Bottling Group, Inc.	7,800	200,460
PepsiCo, Inc.	49,273	2,080,306
		7,035,201
Food & Drug Retailing 1.2%
Albertson's, Inc.	10,804	240,497
CVS Corp.	11,384	284,258
Kroger Co.*	22,089	341,275
Safeway, Inc.*	12,571	293,659
Supervalu, Inc.	2,770	45,733
Sysco Corp.	19,224	572,683
Walgreen Co.	29,279	854,654
Winn-Dixie Stores, Inc.	3,957	60,463
		2,693,222
Food Products 1.6%
Archer Daniels Midland Co.	17,171	212,920
Campbell Soup Co.	10,799	253,453
ConAgra Foods, Inc.	16,122	403,211
Del Monte Foods Co.*	34	262
General Mills, Inc.	10,527	494,243
H.J. Heinz Co.	9,959	327,352
Hershey Foods Corp.	3,876	261,397
Kellogg Co.	12,282	420,904
McDonald's Corp.	36,638	589,139
Sara Lee Corp.	23,406	526,869
Wm Wrigley Jr. Co.	6,070	333,122
		3,822,872
Household Products 2.1%
Clorox Co.	7,130	294,113
Colgate-Palmolive Co.	15,451	810,096
Kimberly-Clark Corp.	14,881	706,401
Procter & Gamble Co.	37,091	3,187,601
		4,998,211
Personal Products 0.6%
Alberto-Culver Co. "B"	1,400	70,560
Avon Products, Inc.	6,353	342,236
Gillette Co.	30,389	922,610
		1,335,406
Tobacco 1.2%
Philip Morris Companies, Inc.	58,958	2,389,568
R.J. Reynolds Tobacco Holdings, Inc.	3,000	126,330
UST, Inc.	4,411	147,460
		2,663,358
Energy 5.9%
Energy Equipment & Services 0.8%
Baker Hughes, Inc.	8,832	284,302
BJ Services Co.*	4,900	158,319
Halliburton Co.	11,691	218,739
	Shares	Value ($)

Nabors Industries Ltd.*	4,698	165,698
Noble Corp.*	4,200	147,630
Rowan Companies, Inc.	3,577	81,198
Schlumberger Ltd.	16,121	678,533
Transocean Sedco Forex, Inc.	8,024	186,157
		1,920,576
Oil & Gas 5.1%
Amerada Hess Corp.	2,676	147,314
Anadarko Petroleum Corp.	7,488	358,675
Apache Corp.	3,844	219,087
Ashland, Inc.	1,415	40,370
Burlington Resources, Inc.	6,314	269,292
ChevronTexaco Corp.	30,653	2,037,784
ConocoPhillips	19,082	923,390
Devon Energy Corp.	4,131	189,613
EOG Resources, Inc.	3,139	125,309
Exxon Mobil Corp.	191,956	6,706,943
Kerr-McGee Corp.	2,470	109,421
Marathon Oil Corp.	9,022	192,078
Occidental Petroleum Corp.	11,835	336,706
Sunoco, Inc.	2,102	69,744
Unocal Corp.	6,959	212,806
		11,938,532
Financials 20.2%
Banks 7.9%
AmSouth Bancorp.	9,145	175,584
Bank of America Corp.	42,659	2,967,787
Bank of New York Co., Inc.	20,279	485,885
Bank One Corp.	33,262	1,215,726
BB&T Corp.	14,142	523,113
Charter One Financial, Inc.	6,790	195,077
Comerica, Inc.	4,946	213,865
Fifth Third Bancorp.	16,724	979,190
First Tennessee National Corp.	3,600	129,384
FleetBoston Financial Corp.	29,980	728,514
Golden West Financial Corp.	4,403	316,179
Huntington Bancshares, Inc.	5,710	106,834
J.P. Morgan Chase & Co.	56,348	1,352,352
KeyCorp.	13,360	335,870
Marshall & Ilsley Corp.	5,200	142,376
Mellon Financial Corp.	11,517	300,709
National City Corp.	18,570	507,332
North Fork Bancorp., Inc.	4,500	151,830
Northern Trust Corp.	7,049	247,067
PNC Financial Services Group	8,837	370,270
Regions Financial Corp.	5,664	188,951
SouthTrust Corp.	10,838	269,324
SunTrust Banks, Inc.	8,095	460,767
Synovus Financial Corp.	7,282	141,271
Union Planters Corp.	4,926	138,618
US Bancorp.	54,846	1,163,832
Wachovia Corp.	38,776	1,412,997
Washington Mutual, Inc.	26,968	931,205
Wells Fargo & Co.	47,916	2,245,823
Zions Bancorp.	3,300	129,852
		18,527,584
	Shares	Value ($)

Diversified Financials 7.0%
American Express Co.	37,475	1,324,741
Bear Stearns Companies, Inc.	2,685	159,489
Capital One Finance Corp.	5,851	173,892
Charles Schwab Corp.	38,221	414,698
Citigroup, Inc.	146,488	5,154,913
Countrywide Financial Corp.	3,631	187,541
Fannie Mae	28,365	1,824,720
Franklin Resources, Inc.	7,390	251,851
Freddie Mac	19,845	1,171,847
Goldman Sachs Group, Inc.	13,600	926,160
Household International, Inc.	13,564	377,215
Lehman Brothers Holdings, Inc.	6,691	356,563
MBNA Corp.	36,571	695,580
Merrill Lynch & Co., Inc.	24,399	925,942
Moody's Corp.	4,494	185,557
Morgan Stanley	30,934	1,234,885
Providian Financial Corp.	8,314	53,958
SLM Corp.	4,343	451,064
State Street Corp.	8,690	338,910
Stilwell Financial, Inc.	6,356	83,073
T. Rowe Price Group, Inc.	4,353	118,750
		16,411,349
Insurance 5.0%
ACE Ltd.	6,900	202,446
AFLAC, Inc.	14,712	443,125
Allstate Corp.	20,224	748,086
AMBAC Financial Group, Inc.	3,067	172,488
American International Group, Inc.	74,352	4,301,263
Aon Corp.	8,683	164,022
Chubb Corp.	5,187	270,761
Cincinnati Financial Corp.	4,181	156,997
Hartford Financial Services Group, Inc.	7,064	320,918
Jefferson-Pilot Corp.	4,273	162,844
John Hancock Financial Services, Inc.	8,144	227,218
Lincoln National Corp.	6,101	192,670
Loews Corp.	5,734	254,934
Marsh & McLennan Companies, Inc.	15,122	698,788
MBIA, Inc.	4,825	211,625
MetLife, Inc.	20,000	540,800
MGIC Investment Corp.	2,577	106,430
Principal Financial Group, Inc.	9,600	289,248
Progressive Corp.	6,011	298,326
Prudential Financial, Inc.	16,400	520,536
Safeco Corp.	4,405	152,721
St. Paul Companies, Inc.	6,742	229,565
Torchmark Corp.	2,989	109,188
Travelers Property Casualty Corp. "B"*	28,359	415,459
UnumProvident Corp.	6,116	107,275
XL Capital Ltd. "A"	3,600	278,100
		11,575,833
Real Estate 0.3%
Equity Office Properties Trust (REIT)	12,000	299,760
Equity Residential (REIT)	7,000	172,060
Plum Creek Timber Co., Inc. (REIT)	4,200	99,120
Simon Property Group, Inc. (REIT)	5,800	197,606
		768,546
	Shares	Value ($)

Health Care 14.8%
Biotechnology 1.1%
Amgen, Inc.*	36,669	1,772,579
Biogen, Inc.*	4,325	173,260
Chiron Corp.*	5,900	221,840
Genzyme Corp. (General Division)*	6,000	177,420
MedImmune, Inc.*	7,148	194,211
		2,539,310
Health Care Equipment & Supplies 1.9%
Applera Corp. - Applied Biosystems Group	5,441	95,435
Bausch & Lomb, Inc.	2,082	74,952
Baxter International, Inc.	16,918	473,704
Becton, Dickinson & Co.	7,059	216,641
Biomet, Inc.	8,412	241,088
Boston Scientific Corp.*	11,977	509,262
C.R. Bard, Inc.	1,558	90,364
Guidant Corp.*	8,367	258,122
Medtronic, Inc.	34,473	1,571,969
St. Jude Medical, Inc.*	4,830	191,848
Stryker Corp.	5,899	395,941
Zimmer Holdings, Inc.*	5,373	223,087
		4,342,413
Health Care Providers & Services 1.8%
Aetna, Inc.	3,850	158,312
AmerisourceBergen Corp.	2,944	159,889
Anthem, Inc.*	4,004	251,852
Cardinal Health, Inc.	12,631	747,629
CIGNA Corp.	4,384	180,270
HCA, Inc.	15,121	627,522
Health Management Associates, Inc.	6,400	114,560
HEALTHSOUTH Corp.*	13,735	57,687
Humana, Inc.*	4,500	45,000
IMS Health, Inc.	7,516	120,256
Manor Care, Inc.*	3,138	58,398
McKesson Corp.	7,990	215,970
Quest Diagnostics, Inc.*	2,691	153,118
Quintiles Transnational Corp.*	3,611	43,693
Tenet Healthcare Corp.*	14,422	236,521
UnitedHealth Group, Inc.	8,524	711,754
Wellpoint Health Networks, Inc.*	4,014	285,636
		4,168,067
Pharmaceuticals 10.0%
Abbott Laboratories	44,682	1,787,280
Allergan, Inc.	3,591	206,913
Bristol-Myers Squibb Co.	55,431	1,283,228
Eli Lilly & Co.	32,065	2,036,128
Forest Laboratories, Inc.*	5,010	492,082
Johnson & Johnson	84,744	4,551,600
King Pharmaceuticals, Inc.	6,498	111,701
Merck & Co., Inc.	64,009	3,623,549
Pfizer, Inc.	175,723	5,371,852
Pharmacia Corp.	37,005	1,546,809
Schering-Plough Corp.	42,347	940,103
Watson Pharmaceuticals, Inc.*	2,750	77,743
Wyeth	38,153	1,426,922
		23,455,910
	Shares	Value ($)

Industrials 11.5%
Aerospace & Defense 1.9%
Boeing Co.	24,268	800,601
General Dynamics Corp.	5,580	442,885
Goodrich Corp.	2,432	44,554
Honeywell International, Inc.	23,113	554,712
Lockheed Martin Corp.	12,944	747,516
Northrop Grumman Corp.	5,214	505,780
Raytheon Co.	12,397	381,208
Rockwell Collins, Inc.	4,556	105,973
United Technologies Corp.	13,457	833,527
		4,416,756
Air Freight & Logistics 1.1%
FedEx Corp.	8,396	455,231
Ryder System, Inc.	1,952	43,803
United Parcel Service, Inc. "B"	31,800	2,005,944
		2,504,978
Airlines 0.1%
AMR Corp.*	5,247	34,630
Delta Air Lines, Inc.	3,094	37,437
Southwest Airlines Co.	22,098	307,162
		379,229
Building Products 0.2%
American Standard Companies, Inc.*	2,200	156,508
Crane Co.	914	18,216
Masco Corp.	13,826	291,037
		465,761
Commercial Services & Supplies 1.9%
Allied Waste Industries, Inc.*	4,039	40,390
Apollo Group, Inc. "A"*	4,800	211,200
Automatic Data Processing, Inc.	17,156	673,373
Avery Dennison Corp.	3,515	214,696
Cendant Corp.*	29,166	305,660
Cintas Corp.	4,800	219,600
Concord EFS, Inc.*	14,514	228,450
Convergys Corp.*	4,647	70,402
Deluxe Corp.	2,009	84,579
Equifax, Inc.	3,724	86,173
First Data Corp.	21,080	746,443
Fiserv, Inc.*	6,001	203,734
H&R Block, Inc.	5,176	208,075
Paychex, Inc.	11,448	319,399
Pitney Bowes, Inc.	7,391	241,390
R.R. Donnelley & Sons Co.	2,064	44,933
Robert Half International, Inc.*	4,800	77,328
Sabre Holdings Corp.*	3,661	66,301
Waste Management, Inc.	17,982	412,147
		4,454,273
Construction & Engineering 0.0%
Fluor Corp.	1,825	51,100
McDermott International, Inc.*	877	3,841
		54,941
Electrical Equipment 0.5%
American Power Conversion Corp.*	5,623	85,188
Cooper Industries, Inc. "A"	2,651	96,629
Emerson Electric Co.	12,362	628,608
	Shares	Value ($)

Molex, Inc.	6,291	144,945
Power-One, Inc.*	1,882	10,671
Rockwell Automation, Inc.	4,456	92,284
Thomas & Betts Corp.	1,227	20,736
		1,079,061
Industrial Conglomerates 4.0%
3M Co.	10,910	1,345,203
General Electric Co.	283,772	6,909,848
Textron, Inc.	3,643	156,613
Tyco International Ltd.	56,342	962,321
		9,373,985
Machinery 1.2%
Caterpillar, Inc.	9,717	444,261
Cummins, Inc.	1,762	49,565
Danaher Corp.	4,347	285,598
Deere & Co.	6,858	314,439
Dover Corp.	5,678	165,570
Eaton Corp.	2,316	180,903
Illinois Tool Works, Inc.	8,918	578,421
Ingersoll-Rand Co. "A"	5,311	228,692
ITT Industries, Inc.	2,919	177,154
Navistar International Corp.	2,421	58,855
PACCAR, Inc.	3,723	171,742
Pall Corp.	2,553	42,584
Parker-Hannifin Corp.	3,798	175,202
		2,872,986
Road & Rail 0.5%
Burlington Northern Santa Fe Corp.	10,279	267,357
CSX Corp.	6,574	186,110
Norfolk Southern Corp.	9,985	199,600
Union Pacific Corp.	7,505	449,324
		1,102,391
Trading Companies & Distributors 0.1%
Genuine Parts Co.	4,109	126,557
W.W. Grainger, Inc.	2,774	143,000
		269,557
Information Technology 14.1%
Communications Equipment 2.0%
ADC Telecommunications, Inc.*	21,107	44,114
Andrew Corp.*	4,380	45,026
Avaya, Inc.*	6,404	15,690
CIENA Corp.*	14,700	75,558
Cisco Systems, Inc.*	206,049	2,699,242
Comverse Technologies, Inc.*	6,573	65,861
Corning, Inc.	25,334	83,856
JDS Uniphase Corp.*	42,532	105,054
Lucent Technologies, Inc.*	93,169	117,393
Motorola, Inc.	64,530	558,185
QUALCOMM, Inc.*	21,914	797,450
Scientific-Atlanta, Inc.	5,168	61,292
Tellabs, Inc.*	13,124	95,411
		4,764,132
Computers & Peripherals 3.6%
Apple Computer, Inc.*	11,191	160,367
Dell Computer Corp.*	73,947	1,977,343
EMC Corp.*	61,348	376,677
Gateway, Inc.*	8,277	25,990
	Shares	Value ($)

Hewlett-Packard Co.	87,019	1,510,650
International Business Machines Corp.	48,163	3,732,633
Lexmark International, Inc.*	3,470	209,935
NCR Corp.*	3,294	78,200
Network Appliance, Inc.*	9,612	96,120
Sun Microsystems, Inc.*	88,782	276,112
		8,444,027
Electronic Equipment & Instruments 0.3%
Agilent Technologies, Inc.*	12,948	232,546
Jabil Circuit, Inc.*	5,200	93,184
Millipore Corp.	1,031	35,054
PerkinElmer, Inc.	3,520	29,040
Sanmina Corp.*	16,532	74,229
Solectron Corp.*	27,340	97,057
Symbol Technologies, Inc.	6,050	49,731
Tektronix, Inc.*	2,124	38,636
Thermo Electron Corp.*	4,305	86,617
Waters Corp.*	3,400	74,052
		810,146
Internet Software & Services 0.1%
Yahoo!, Inc.*	16,866	275,759
IT Consulting & Services 0.3%
Computer Sciences Corp.*	4,636	159,710
Electronic Data Systems Corp.	13,840	255,071
SunGard Data Systems, Inc.*	7,700	181,412
Unisys Corp.*	7,980	79,002
		675,195
Office Electronics 0.1%
Xerox Corp.*	22,584	181,801
Semiconductor Equipment & Products 2.8%
Advanced Micro Devices, Inc.*	9,895	63,922
Altera Corp.*	10,946	135,074
Analog Devices, Inc.*	9,928	236,981
Applied Materials, Inc.*	46,106	600,761
Applied Micro Circuits Corp.*	10,100	37,269
Broadcom Corp. "A"*	8,552	128,793
Intel Corp.	188,928	2,941,609
KLA-Tencor Corp.*	5,295	187,284
Linear Technology Corp.	8,800	226,336
LSI Logic Corp.*	8,913	51,428
Maxim Integrated Products, Inc.	9,190	303,638
Micron Technology, Inc.*	16,403	159,765
National Semiconductor Corp.*	6,001	90,075
Novellus Systems, Inc.*	4,201	117,964
NVIDIA Corp.*	5,000	57,550
PMC-Sierra, Inc.*	5,573	30,986
QLogic Corp.*	2,641	91,141
Teradyne, Inc.*	5,374	69,916
Texas Instruments, Inc.	48,795	732,413
Xilinx, Inc.*	9,930	204,558
		6,467,463
Software 4.9%
Adobe Systems, Inc.	6,370	158,677
Autodesk, Inc.	4,018	57,457
BMC Software, Inc.*	6,108	104,508
Citrix Systems, Inc.*	6,064	74,708
Computer Associates International, Inc.	16,965	229,028
Compuware Corp.*	11,946	57,341
	Shares	Value ($)

Electronic Arts, Inc.*	3,900	194,103
Intuit, Inc.*	5,800	272,136
Mercury Interactive Corp.*	2,590	76,794
Microsoft Corp.*	152,474	7,882,899
Novell, Inc.*	9,975	33,317
Oracle Corp.*	152,725	1,649,430
Parametric Technology Corp.*	7,591	19,129
PeopleSoft, Inc.*	8,764	160,381
Rational Software Corp.*	6,700	69,613
Siebel Systems, Inc.*	14,959	110,697
VERITAS Software Corp.*	11,480	179,318
		11,329,536
Materials 2.8%
Chemicals 1.6%
Air Products & Chemicals, Inc.	7,085	302,884
Dow Chemical Co.	26,191	777,873
E.I. du Pont de Nemours & Co.	28,890	1,224,936
Eastman Chemical Co.	2,243	82,475
Ecolab, Inc.	3,343	165,479
Engelhard Corp.	2,700	60,345
Great Lakes Chemicals Corp.	800	19,104
Hercules, Inc.*	1,807	15,902
International Flavors & Fragrances, Inc.	2,211	77,606
Monsanto Co.	8,220	158,243
PPG Industries, Inc.	5,305	266,046
Praxair, Inc.	4,334	250,375
Rohm & Haas Co.	5,826	189,228
Sigma-Aldrich Corp.	2,568	125,062
		3,715,558
Construction Materials 0.0%
Vulcan Materials Co.	2,410	90,375
Containers & Packaging 0.2%
Ball Corp.	1,900	97,261
Bemis Company, Inc.	1,056	52,409
Pactiv Corp.*	4,498	98,326
Sealed Air Corp.*	2,395	89,334
Temple-Inland, Inc.	1,868	83,705
		421,035
Metals & Mining 0.5%
Alcoa, Inc.	24,497	558,042
Allegheny Technologies, Inc.	1,267	7,893
Freeport-McMoRan Copper & Gold, Inc. "B"*	5,287	88,716
Newmont Mining Corp.	11,315	328,474
Nucor Corp.	2,276	93,999
Phelps Dodge Corp.	2,354	74,504
United States Steel Corp.	2,961	38,848
Worthington Industries, Inc.	1,426	21,732
		1,212,208
Paper & Forest Products 0.5%
Boise Cascade Corp.	1,869	47,136
Georgia-Pacific Corp.	6,241	100,855
International Paper Co.	14,652	512,380
Louisiana-Pacific Corp.	1,880	15,153
MeadWestvaco Corp.	5,794	143,165
Weyerhaeuser Co.	6,432	316,519
		1,135,208
	Shares	Value ($)

Telecommunication Services 4.1%
Diversified Telecommunication Services 3.7%
ALLTEL Corp.	8,947	456,297
AT&T Corp.	21,999	574,394
BellSouth Corp.	53,067	1,372,843
CenturyTel, Inc.	3,933	115,552
Citizens Communications Co.*	7,100	74,905
Qwest Communications International, Inc.	50,096	250,480
SBC Communications, Inc.	94,683	2,566,856
Sprint Corp.	25,478	368,921
Verizon Communications, Inc.	77,810	3,015,138
		8,795,386
Wireless Telecommunication Services 0.4%
AT&T Wireless Services, Inc.*	77,489	437,813
Nextel Communications, Inc. "A"*	27,546	318,156
Sprint Corp. (PCS Group)*	28,520	124,918
		880,887
Utilities 2.8%
Electric Utilities 2.2%
Allegheny Energy, Inc.	5,810	43,924
Ameren Corp.	4,897	203,568
American Electric Power Co.	9,480	259,088
CenterPoint Energy, Inc.	9,365	79,603
CINergy Corp.	4,349	146,648
CMS Energy Corp.	5,056	47,729
Consolidated Edison, Inc.	6,044	258,804
Constellation Energy Group, Inc.	3,810	105,994
Dominion Resources, Inc.	8,122	445,898
DTE Energy Co.	4,946	229,494
Edison International*	8,767	103,889
Entergy Corp.	6,731	306,866
Exelon Corp.	9,502	501,421
FirstEnergy Corp.	7,963	262,524
FPL Group, Inc.	5,408	325,183
PG&E Corp.*	9,931	138,041
Pinnacle West Capital Corp.	1,608	54,817
PPL Corp.	3,879	134,524
Progress Energy, Inc.	6,723	291,442
Public Service Enterprise Group, Inc.	6,674	214,235
	Shares	Value ($)

Southern Co.	21,098	598,972
TECO Energy, Inc.	6,100	94,367
TXU Corp.	9,026	168,606
Xcel Energy, Inc.	12,287	135,157
		5,150,794
Gas Utilities 0.3%
El Paso Corp.	17,841	124,173
KeySpan Corp.	3,932	138,564
Kinder Morgan, Inc.	3,364	142,196
NICOR, Inc.	1,706	58,055
NiSource, Inc.	7,951	159,020
Peoples Energy Corp.	828	32,002
Sempra Energy	5,476	129,507
		783,517
Multi-Utilities & Unregulated Power 0.3%
AES Corp.*	15,171	45,816
Calpine Corp.*	13,280	43,293
Duke Energy Corp.	24,028	469,507
Dynegy, Inc. "A"	8,980	10,596
Mirant Corp.*	13,665	25,827
Williams Companies, Inc.	11,119	30,021
		625,060
Total Common Stocks (Cost $299,590,233)		231,247,449

	Principal Amount($)	Value ($)

US Treasury Obligations 0.2%
US Treasury Bill, 1.38%**, 1/23/2003 (c) (Cost $319,691)	320,000	319,787

	Shares	Value ($)

Cash Equivalents 0.9%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $2,186,702)	2,186,702	2,186,702
Total Investment Portfolio - 100.0% (Cost $302,096,626) (a)		233,753,938

Notes to SVS Index 500 Portfolio of Investments

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $311,310,375. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $77,556,437. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,662,091 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $81,218,528.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) At December 31, 2002, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.
At December 31, 2002, open futures contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)
S&P 500 Index Future	3/20/2003	11	2,450,503	2,416,975
Total unrealized depreciation on open futures contracts				(33,528)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $302,096,626)	$ 233,753,938
Cash	10,000
Receivable for investments sold	107,469
Dividends receivable	367,028
Interest receivable	2,148
Receivable for Portfolio shares sold	13,895
Other assets	3,694
Total assets	234,258,172
Liabilities
Payable for investments purchased	79,163
Payable for Portfolio shares redeemed	347,523
Payable for daily variation margin on open futures contracts	1,026
Accrued management fee	71,618
Other accrued expenses and payables	59,349
Total liabilities	558,679
Net assets, at value	$ 233,699,493
Net Assets
Net assets consist of: Undistributed net investment income	2,667,640
Net unrealized appreciation (depreciation) on: Investments	(68,342,688)
Futures	(33,528)
Accumulated net realized gain (loss)	(23,347,673)
Paid-in capital	322,755,742
Net assets, at value	$ 233,699,493
Class A Net Asset Value, offering and redemption price per share ($232,540,223 / 35,202,430 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.61
Class B Net Asset Value, offering and redemption price per share ($1,159,270 / 175,906 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.59

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $10,019)	$ 3,837,698
Interest	125,245
Total Income	3,962,943
Expenses: Management fee	933,197
Custodian and accounting fees	137,233
Distribution service fees	304
Auditing	27,853
Legal	4,050
Trustees' fees and expenses	2,672
Reports to shareholders	31,004
Other	13,981
Total expenses, before expense reductions	1,150,294
Expense reductions	(76)
Total expenses, after expense reductions	1,150,218
Net investment income (loss)	2,812,725
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(14,272,840)
Futures	(1,979,377)
(16,252,217)
Net unrealized appreciation (depreciation) during the period on: Investments	(50,448,784)
Futures	(81,267)
(50,530,051)
Net gain (loss) on investment transactions	(66,782,268)
Net increase (decrease) in net assets resulting from operations	$ (63,969,543)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ 2,812,725	$ 1,225,136
Net realized gain (loss) on investment transactions	(16,252,217)	(5,793,468)
Net unrealized appreciation (depreciation) on investment transactions during the period	(50,530,051)	(11,091,590)
Net increase (decrease) in net assets resulting from operations	(63,969,543)	(15,659,922)
Distributions to shareholders from: Net investment income Class A	(1,192,208)	(599,089)
Portfolio share transactions: Class A Proceeds from shares sold	119,237,391	155,872,926
Reinvestment of distributions	1,192,208	599,089
Cost of shares redeemed	(42,059,224)	(23,292,796)
Net increase (decrease) in net assets from Class A share transactions	78,370,375	133,179,219
Class B* Proceeds from shares sold	1,181,765	-
Cost of shares redeemed	(528)	-
Net increase (decrease) in net assets from Class B share transactions	1,181,237	-
Increase (decrease) in net assets	14,389,861	116,920,208
Net assets at beginning of period	219,309,632	102,389,424
Net assets at end of period (including undistributed net investment income of $2,667,640 and $1,054,611, respectively)	$ 233,699,493	$ 219,309,632
Other Information
Class A Shares outstanding at beginning of period	25,657,004	10,470,034
Shares sold	15,320,978	17,850,611
Shares issued to shareholders in reinvestment of distributions	139,931	70,710
Shares redeemed	(5,915,483)	(2,734,351)
Net increase (decrease) in Portfolio shares	9,545,426	15,186,970
Shares outstanding at end of period	35,202,430	25,657,004
Class B* Shares outstanding at beginning of period	-	-
Shares sold	175,980	-
Shares redeemed	(74)	-
Net increase (decrease) in Portfolio shares	175,906	-
Shares outstanding at end of period	175,906	-

* For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002	2001	2000[a]	1999[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.55	$ 9.78	$ 10.96	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.09	.08	.10	.10
Net realized and unrealized gain (loss) on investment transactions	(1.99)	(1.26)	(1.18)	.86
Total from investment operations	(1.90)	(1.18)	(1.08)	.96
Less distributions from: Net investment income	(.04)	(.05)	(.05)	-
Net realized gains on investment transactions	-	-	(.05)	-
Total distributions	(.04)	(.05)	(.10)	-
Net asset value, end of period	$ 6.61	$ 8.55	$ 9.78	$ 10.96
Total Return (%)	(22.34)	(12.05)[d]	(9.93)[d]	9.55d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	233	219	102	32
Ratio of expenses before expense reductions (%)	.48	.65	.88	.84*
Ratio of expenses after expense reductions (%)	.48	.55	.54	.55*
Ratio of net investment income (loss) (%)	1.16	.88	.90	3.72*
Portfolio turnover rate (%)	6	13	20	1*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b For the period from September 1, 1999 (commencement of operations) to December 31, 1999.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.21
Income (loss) from investment operations: Net investment income (loss)[b]	.05
Net realized and unrealized gain (loss) on investment transactions	(.67)
Total from investment operations	(.62)
Net asset value, end of period	$ 6.59
Total Return (%)	(8.60)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses (%)	.69*
Ratio of net investment income (loss) (%)	1.42*
Portfolio turnover rate (%)	6

a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2002

SVS INVESCO Dynamic Growth Portfolio

The portfolio declined and underperformed the Russell Mid Cap Growth Index during the period. Performance was hurt by the market's persistent risk aversion, a tone that kept growth stocks under pressure all year. The portfolio's exposure to companies that we deemed best positioned to capitalize on the economic recovery also contributed to its underperformance, when it became clear as the period progressed that the economy was not improving as quickly as we had anticipated. Consequently, many of our stocks came under pressure, and the portfolio's technology and telecommunications stocks were hurt the most by these trends. The portfolio saw absolute declines in most sectors, as the portfolio's exposure to the industrial, consumer discretionary, consumer staples and financial services sectors all retreated.

The portfolio's health care holdings also declined. However, its exposure in the sector outperformed, with several companies, including Forest Laboratories, Inc. and Zimmer Holdings, Inc., recording positive absolute performance. Performance was also augmented by the portfolio's overweight energy stake, as persistently high oil prices supported stocks in the sector for most of the period.

Going forward, we continue to be optimistic about the potential offered by the portfolio's holdings. Although the portfolio underperformed during December, it performed well during the strong markets in October and November. We believe this suggests that the modest changes we made to its composition during the third quarter could translate into notable performance as the economy improves and stock markets stabilize.

Timothy J. Miller
Lead Manager
INVESCO, Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS INVESCO Dynamic Growth Portfolio from 5/1/2001 to 12/31/2002
[] SVS INVESCO Dynamic Growth Portfolio - Class A [] Russell Mid Cap Growth Index

Russell Midcap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index.

Average Annual Total Returns[1]
SVS INVESCO Dynamic Growth Portfolio	1-Year	Life of Portfolio[2]
Class A	-30.91%	-25.80%	(Since 5/1/2001)*

* The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
2 The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

SVS INVESCO Dynamic Growth Portfolio

	Shares	Value ($)

Common Stocks 92.4%
Consumer Discretionary 17.5%
Hotel Restaurants & Leisure 3.9%
CBRL Group, Inc.	9,600	289,248
Harrah's Entertainment, Inc.*	7,700	304,920
Hilton Hotels Corp.	11,200	142,352
MGM Mirage, Inc.*	2,150	70,886
Starbucks Corp.*	4,800	97,824
Wynn Resorts Ltd.*	12,400	162,564
		1,067,794
Internet & Catalog Retailing 1.5%
eBay, Inc.*	6,050	410,311
Leisure Equipment & Products 0.7%
Mattel, Inc.	10,500	201,075
Media 8.5%
Cox Communications, Inc. "A"*	8,300	235,720
Cox Radio, Inc. "A"*	8,400	191,604
EchoStar Communications Corp. "A"*	12,850	286,041
Entercom Communications Corp.*	6,300	295,596
Lamar Advertising Co.*	11,900	400,435
Metro-Goldwyn-Mayer, Inc.*	13,500	175,500
Omnicom Group, Inc.	3,700	239,020
Univision Communications, Inc. "A"*	8,800	215,600
Westwood One, Inc.*	6,900	257,784
WPP Group PLC	5,600	42,813
		2,340,113
Specialty Retail 2.7%
CDW Computer Centers, Inc.*	8,250	361,763
Office Depot, Inc.*	11,400	168,264
Ross Stores, Inc.	1,300	55,107
Tiffany & Co.	6,100	145,851
		730,985
Textiles, Apparel & Luxury Goods 0.2%
The Limited, Inc.	3,300	45,969
Consumer Staples 1.0%
Food Products 0.2%
Hershey Foods Corp.	800	53,952
Household Products 0.7%
Dial Corp.	8,900	181,293
Personal Products 0.1%
Estee Lauder Companies, Inc. "A"	1,500	39,600
Energy 6.6%
Energy Equipment & Services 2.9%
BJ Services Co.*	1,500	48,465
Cooper Cameron Corp.*	6,100	303,902
Nabors Industries Ltd.*	1,500	52,905
Noble Corp.*	3,300	115,995
	Shares	Value ($)

Smith International, Inc.*	8,600	280,532
		801,799
Oil & Gas 3.7%
Apache Corp.	4,430	252,466
EOG Resources, Inc.	1,900	75,848
Kerr-McGee Corp.	4,500	199,350
Murphy Oil Corp.	6,200	265,670
Pioneer Natural Resources Co.*	8,200	207,050
		1,000,384
Financials 9.7%
Banks 3.3%
Banknorth Group, Inc.	5,900	133,340
M&T Bank Corp.	2,000	158,700
National Commerce Financial Corp.	5,200	124,020
Northern Trust Corp.	5,900	206,795
Synovus Financial Corp.	6,800	131,920
TCF Financial Corp.	3,500	152,915
		907,690
Diversified Financials 4.4%
A.G. Edwards, Inc.	1,700	56,032
Bear Stearns Companies, Inc.	1,400	83,160
Eaton Vance Corp.	4,500	127,125
Federated Investors, Inc. "B"	2,200	55,814
Legg Mason, Inc.	6,000	291,240
Lehman Brothers Holdings, Inc.	2,600	138,554
Neuberger Berman, Inc.	4,600	154,054
SLM Corp.	2,800	290,808
		1,196,787
Insurance 2.0%
AMBAC Financial Group, Inc.	4,200	236,208
Nationwide Financial Services, Inc. "A"	8,500	243,525
Renaissance Retail Group Ltd.	1,800	71,280
		551,013
Health Care 16.7%
Biotechnology 1.1%
Gilead Sciences, Inc.*	8,600	292,400
Health Care Equipment & Supplies 6.2%
Alcon, Inc.*	9,300	366,885
Biomet, Inc.	1,400	40,124
Boston Scientific Corp.*	8,000	340,160
Guidant Corp.*	1,400	43,190
St. Jude Medical, Inc.*	3,700	146,964
Stryker Corp.	600	40,272
Varian Medical Systems, Inc.*	7,100	352,160
Zimmer Holdings, Inc.*	8,800	365,376
		1,695,131
Health Care Providers & Services 4.8%
AmerisourceBergen Corp.	5,790	314,455
First Health Group Corp.*	11,000	267,850
Health Management Associates, Inc.	3,800	68,020
McKesson Corp.	6,600	178,398
	Shares	Value ($)

Triad Hospitals, Inc.*	5,800	173,014
Universal Health Services, Inc. "B"*	4,000	180,400
Wellpoint Health Networks, Inc.*	1,800	128,088
		1,310,225
Pharmaceuticals 4.6%
Forest Laboratories, Inc.*	9,200	903,621
Teva Pharmaceutical Industries Ltd. (ADR)	9,100	351,351
		1,254,972
Industrials 13.2%
Aerospace & Defense 0.9%
L-3 Communications Holdings, Inc.*	5,500	247,005
Commercial Services & Supplies 7.7%
Apollo Group, Inc. "A"*	4,000	176,000
Career Education Corp.*	3,500	140,000
ChoicePoint Inc.	3,600	142,164
Education Management Corporation*	1,700	63,920
Fiserv, Inc.*	5,500	186,725
H&R Block, Inc.	2,500	100,500
Hewitt Associates, Inc. "A"*	1,000	31,690
Manpower, Inc.	6,600	210,540
Paychex, Inc.	9,600	267,840
Republic Services, Inc.*	12,600	264,348
Robert Half International, Inc.*	16,750	269,843
The BISYS Group, Inc.*	12,100	192,390
Weight Watchers International, Inc.*	1,400	64,358
		2,110,318
Electrical Equipment 0.6%
Molex, Inc.	7,600	175,104
Machinery 3.1%
Danaher Corp.	2,500	164,250
Eaton Corp.	1,200	93,732
Illinois Tool Works, Inc.	3,800	246,468
ITT Industries, Inc.	2,300	139,587
Parker-Hannifin Corp.	900	41,517
SPX Corp.*	4,700	176,015
		861,569
Road & Rail 0.5%
Arkansas Best Corp.*	5,100	132,503
Trading Companies & Distributors 0.4%
Fastenal Co.	3,000	112,170
Information Technology 23.3%
Communications Equipment 1.6%
Alcatel Alsthom (ADR)	9,600	42,624
Comverse Technologies, Inc.*	9,200	92,184
Emulex Corp.*	11,600	215,180
Tellabs, Inc.*	10,800	78,516
		428,504
Computers & Peripherals 1.5%
Lexmark International, Inc.*	4,100	248,050
Network Appliance, Inc.*	16,500	165,000
		413,050
	Shares	Value ($)

Electronic Equipment & Instruments 1.6%
AVX Corp.	3,800	37,240
Celestica, Inc.*	9,200	129,720
Flextronics International Ltd.*	6,600	54,054
Tech Data Corp.*	8,400	226,464
		447,478
Internet Software & Services 1.7%
Expedia, Inc.*	3,300	220,870
Hotels.com "A"*	4,600	251,298
		472,168
IT Consulting & Services 2.0%
Affiliated Computer Services, Inc. "A"*	5,800	305,370
SunGard Data Systems, Inc.*	9,900	233,244
		538,614
Semiconductor Equipment & Products 6.6%
Altera Corp.*	12,200	150,548
Analog Devices, Inc.*	3,050	72,804
Broadcom Corp. "A"*	8,100	121,986
Fairchild Semiconductor Corp.*	6,100	65,331
KLA-Tencor Corp.*	6,600	233,442
Lam Research Corp.*	9,230	99,684
Linear Technology Corp.	7,350	189,042
Maxim Integrated Products, Inc.	6,200	204,848
Microchip Technology, Inc.	13,950	341,078
National Semiconductor Corp.*	4,300	64,543
Novellus Systems, Inc.*	7,200	202,176
RF Micro Devices, Inc.*	4,600	33,718
Xilinx, Inc.*	1,800	37,080
		1,816,280
Software 8.3%
Adobe Systems, Inc.	4,400	109,604
Amdocs Ltd.*	9,200	90,344
BEA Systems, Inc.*	26,100	299,367
BMC Software, Inc.*	11,600	198,476
Intuit, Inc.*	5,600	262,752
Mercury Interactive Corp.*	4,300	127,495
Network Associates, Inc.*	5,900	94,931
PeopleSoft, Inc.*	19,800	362,340
Quest Software, Inc.*	4,300	44,333
Siebel Systems, Inc.*	11,300	83,620
Symantec Corp.*	8,900	360,005
TIBCO Software, Inc.*	11,500	71,070
VERITAS Software Corp.*	11,100	173,382
		2,277,719
Materials 1.0%
Chemicals
Praxair, Inc.	4,600	265,742
Telecommunication Services 0.9%
Wireless Telecommunication Services
Nextel Communications, Inc. "A"*	12,900	148,995
Nextel Partners, Inc.*	16,600	100,762
		249,757
	Shares	Value ($)

Other 2.5%
Biotech HOLDRs Trust	2,000	169,120
iShares Russell Midcap Growth Index Fund	100	5,170
iShares S&P Midcap 400/BARRA Growth Index Fund	400	36,580
Nasdaq-100 Index Trading Stock*	9,900	241,263
Semiconductor HOLDRs Trust	2,800	62,020
Software HOLDRs Trust	6,900	186,231
		700,384
Total Common Stocks (Cost $25,810,359)		25,329,858

	Shares	Value ($)

Warrants 0.1%
Industrials
Internet Software & Services
Expedia, Inc.* (Cost $11,200)	710	25,432

Cash Equivalents 7.5%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $2,044,617)	2,044,617	2,044,617
Total Investment Portfolio - 100.0% (Cost $27,866,176) (a)		27,399,907

Notes to SVS INVESCO Dynamic Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $28,817,878. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $1,417,971. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,159,627 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,577,598.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $27,866,176)	$ 27,399,907
Cash	10,000
Receivable for investments sold	321,186
Dividends receivable	10,046
Interest receivable	2,277
Receivable for Portfolio shares sold	50
Other assets	383
Total assets	27,743,849
Liabilities
Payable for investments purchased	2,261,984
Payable for Portfolio shares redeemed	18,556
Accrued management fee	21,212
Other accrued expenses and payables	11,328
Total liabilities	2,313,080
Net assets, at value	$ 25,430,769
Net Assets
Net assets consist of: Accumulated net investment loss	(185)
Net unrealized appreciation (depreciation) on investments	(466,269)
Accumulated net realized gain (loss)	(8,208,043)
Paid-in capital	34,105,266
Net assets, at value	$ 25,430,769
Class A Net Asset Value, offering and redemption price per share ($25,335,180 / 4,165,073 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.08
Class B Net Asset Value, offering and redemption price per share ($95,589 / 15,737 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.07

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net foreign taxes withheld of $401)	$ 70,539
Interest	38,677
Total Income	109,216
Expenses: Management fee	253,612
Custodian and accounting fees	32,412
Distribution service fees	25
Auditing	2,192
Legal	2,543
Total expenses, before expense reductions	290,784
Expense reductions	(49)
Total expenses, after expense reductions	290,735
Net investment income (loss)	(181,519)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(7,469,861)
Foreign related currency transactions	(1,165)
(7,471,026)
Net unrealized appreciation (depreciation) during the period on investments	(2,081,578)
Net gain (loss) on investment transactions	(9,552,604)
Net increase (decrease) in net assets resulting from operations	$ (9,734,123)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001[a]
Operations: Net investment income (loss)	$ (181,519)	$ (25,882)
Net realized gain (loss) on investment transactions	(7,471,026)	(738,182)
Net unrealized appreciation (depreciation) on investment transactions during the period	(2,081,578)	1,615,309
Net increase (decrease) in net assets resulting from operations	(9,734,123)	851,245
Portfolio share transactions: Class A Proceeds from shares sold	19,978,320	79,265,918
Cost of shares redeemed	(8,084,086)	(56,944,932)
Net increase (decrease) in net assets from Class A share transactions	11,894,234	22,320,986
Class B* Proceeds from shares sold	98,567	-
Cost of shares redeemed	(140)	-
Net increase (decrease) in net assets from Class B share transactions	98,427	-
Increase (decrease) in net assets	2,258,538	23,172,231
Net assets at beginning of period	23,172,231	-
Net assets at end of period (including accumulated net investment loss of $185 at December 31, 2002)	$ 25,430,769	$ 23,172,231
Other Information
Class A Shares outstanding at beginning of period	2,632,079	-
Shares sold	2,642,531	9,384,584
Shares redeemed	(1,109,537)	(6,752,505)
Net increase (decrease) in Portfolio shares	1,532,994	2,632,079
Shares outstanding at end of period	4,165,073	2,632,079
Class B* Shares outstanding at beginning of period	-	-
Shares sold	15,759	-
Shares redeemed	(22)	-
Net increase (decrease) in Portfolio shares	15,737	-
Shares outstanding at end of period	15,737	-

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
* For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.80	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(2.67)	(1.18)[c]
Total from investment operations	(2.72)	(1.20)
Net asset value, end of period	$ 6.08	$ 8.80
Total Return (%)	(30.91)	(12.00)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	23
Ratio of expenses before expense reductions (%)	1.14	1.97*
Ratio of expenses after expense reductions (%)	1.14	1.30*
Ratio of net investment income (loss) (%)	(.71)	(.40)*
Portfolio turnover rate (%)	79	40*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
b Based on average shares outstanding during the period.
c The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.51
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	(.41)
Total from investment operations	(.44)
Net asset value, end of period	$ 6.07
Total Return (%)	(6.76)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1
Ratio of expenses (%)	1.40*
Ratio of net investment income (loss) (%)	(.82)*
Portfolio turnover rate (%)	79

a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2002

SVS Janus Growth and Income Portfolio

The year was marked by volatility in the markets as accounting scandals, corporate bankruptcies and geopolitical tensions shook investors' confidence. Though the market rallied in October and November on encouraging economic news and some better-than-expected earnings reports, it declined in December with weak retail sales and rising unemployment numbers and oil prices. As such, the major market indices logged their third year of losses for the first time since the Great Depression. Our overweight position in the struggling financial services sector had the biggest negative impact on results. However, this was offset by the outperformance of the select information technology holdings during the period.

Among our detractors was Microsoft, though the software giant's recurring-revenue business model and dot-net strategy continued to generate high free cash flow. The company also saw significant reduction in its litigation risk with the resolution of the Federal government's antitrust case. Liberty Media, a media conglomerate that holds a diverse portfolio of cable and programming assets, also declined, though it continued to report very strong operating results at a number of key private subsidiaries including Discovery Networks and Starz/Encore.

Boosting performance for the year was the world's largest brewer, Anheuser-Busch. With 16 quarters of double-digit growth under its belt, the company's outlook for pricing and volume growth remains positive for 2003. Shares of Procter & Gamble, the consumer goods manufacturer, also rose as it continued to focus on its core product categories and streamline processes.

As we head into 2003, I am slightly more optimistic. With that in mind, I have shifted the portfolio's bias to be more aggressive by lowering the fixed-income portion, owning more corporate bonds versus Treasuries, and trimming some of our more defensive holdings. However, I am picking my stocks as prudently as ever by focusing on company-by-company analysis.

David J. Corkins, Lead Manager
Janus Capital Management LLC, Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Janus Growth and Income Portfolio from 10/29/1999 to 12/31/2002
[] SVS Janus Growth and Income Portfolio - Class A [] Russell 1000 Growth Index [] S&P 500 Index

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index. Beginning with the next annual report, the Russell 1000 Growth Index, which better reflects the Portfolio's investment style, will be shown instead of the S&P 500 Index.

Average Annual Total Returns[1]
SVS Janus Growth and Income Portfolio	1-Year (Restated)	3-Year (Restated)	Life of Portfolio[2] (Restated)
Class A	-20.22%	-14.02%	-9.42%	(Since 10/29/1999)*

* The Portfolio commenced operations October 29, 1999. Index returns begin October 31, 1999.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
2 The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

SVS Janus Growth and Income Portfolio - (Restated)

	Shares	Value ($)

Common Stocks 82.4%
Consumer Discretionary 18.9%
Automobiles 0.9%
Bayerische Motoren Werke AG	24,563	746,582
Harley-Davidson, Inc.	15,590	720,258
		1,466,840
Hotel Restaurants & Leisure 1.9%
Fairmont Hotels & Resorts	60,351	1,404,636
Park Place Entertainment Corp.*	110,075	924,630
Starwood Hotels & Resorts Worldwide, Inc.	39,600	940,104
		3,269,370
Household Durables 1.1%
The Stanley Works	51,815	1,791,763
Internet & Catalog Retailing 0.9%
USA Networks, Inc.*	68,920	1,575,511
Leisure Equipment & Products 1.2%
Mattel, Inc.	108,760	2,082,754
Media 12.4%
AOL Time Warner, Inc.*	28,285	370,534
Clear Channel Communications, Inc.*	54,195	2,020,932
Comcast Corp. "A"*	140,360	3,170,732
Cox Communications, Inc. "A"*	86,940	2,469,096
Gannett Co., Inc.	30,820	2,212,876
Lamar Advertising Co.*	19,010	639,687
Liberty Media Corp. "A"*	495,280	4,427,803
Viacom, Inc. "B"*	105,930	4,317,707
Walt Disney Co.	75,580	1,232,710
		20,862,077
Multiline Retail 0.5%
Target Corp.	26,190	785,700
Consumer Staples 5.8%
Beverages 3.2%
Anheuser-Busch Companies, Inc.	66,780	3,232,152
PepsiCo, Inc.	50,747	2,142,538
		5,374,690
Household Products 2.6%
Colgate-Palmolive Co.	26,145	1,370,782
Procter & Gamble Co.	34,895	2,998,876
		4,369,658
Energy 6.4%
Oil & Gas
ConocoPhillips	46,205	2,235,860
Encana Corp.	83,744	2,596,309
Exxon Mobil Corp.	169,595	5,925,649
		10,757,818
Financials 22.2%
Banks 3.8%
Bank of America Corp.	34,615	2,408,166
	Shares	Value ($)

J.P. Morgan Chase & Co.	31,490	755,760
US Bancorp.	155,197	3,293,280
		6,457,206
Diversified Financials 8.9%
Charles Schwab Corp.	42,590	462,102
CIT Group, Inc.	96,580	1,892,968
Citigroup, Inc.	203,368	7,156,524
Fannie Mae	57,030	3,668,740
Goldman Sachs Group, Inc.	26,995	1,838,360
		15,018,694
Insurance 9.5%
AFLAC, Inc.	41,175	1,240,191
American International Group, Inc.	53,180	3,076,486
Berkshire Hathaway, Inc. "B"*	1,461	3,540,003
John Hancock Financial Services, Inc.	58,190	1,623,501
Marsh & McLennan Companies, Inc.	100,825	4,659,123
MGIC Investment Corp.	33,645	1,389,539
Travelers Property Casualty Corp.*	32,555	476,931
		16,005,774
Health Care 7.4%
Health Care Equipment & Supplies 1.8%
Medtronic, Inc.	67,725	3,088,260
Health Care Providers & Services 0.5%
Tenet Healthcare Corp.*	15,045	246,738
UnitedHealth Group, Inc.	7,385	616,648
		863,386
Pharmaceuticals 5.1%
Abbott Laboratories	45,025	1,801,000
Merck & Co., Inc.	19,705	1,115,500
Pfizer, Inc.	122,300	3,738,711
Wyeth	49,920	1,867,008
		8,522,219
Industrials 9.8%
Aerospace & Defense 1.8%
General Dynamics Corp.	21,325	1,692,565
Honeywell International, Inc.	51,570	1,237,680
		2,930,245
Air Freight & Logistics 0.3%
C.H. Robinson Worldwide, Inc.	17,300	539,760
Airlines 0.2%
Southwest Airlines Co.	22,875	317,963
Commercial Services & Supplies 3.9%
Automatic Data Processing, Inc.	43,195	1,695,404
Ceridan Corp.*	97,850	1,410,997
Paychex, Inc.	55,777	1,556,178
Valassis Communications, Inc.*	39,510	1,162,779
Waste Management, Inc.	29,490	675,911
		6,501,269
Industrial Conglomerates 3.1%
3M Co.	15,420	1,901,280
	Shares	Value ($)

General Electric Co.	136,505	3,323,897
		5,225,177
Road & Rail 0.5%
Canadian National Railway Co.	21,285	882,974
Information Technology 8.6%
Communications Equipment 0.7%
Nokia Oyj (ADR)	81,265	1,259,608
Computers & Peripherals 1.6%
Apple Computer, Inc.*	76,105	1,090,585
International Business Machines Corp.	14,555	1,128,013
Lexmark International, Inc.*	8,855	535,728
		2,754,326
IT Consulting & Services 0.5%
Accenture Ltd. "A"*	43,680	785,803
Semiconductor Equipment & Products 2.0%
Linear Technology Corp.	30,385	781,502
Maxim Integrated Products, Inc.	76,460	2,526,238
		3,307,740
Software 3.8%
Electronic Arts, Inc.*	16,865	839,371
Microsoft Corp.*	106,855	5,524,404
		6,363,775
Materials 2.1%
Chemicals
E.I. du Pont de Nemours & Co.	70,915	3,006,796
International Flavors & Fragrances, Inc.	15,715	551,597
		3,558,393
Telecommunication Services 0.5%
Diversified Telecommunication Services
SBC Communications, Inc.	29,355	795,814
Utilities 0.7%
Gas Utilities
Kinder Morgan, Inc.	27,250	1,151,858
Total Common Stocks (Cost $154,263,900)		138,666,425

Preferred Stocks 1.7%
General Motors	70,670	1,617,495
Porsche AG	2,926	1,216,515
Total Preferred Stock (Cost $2,633,902)		2,834,010
	Shares	Value ($)

Convertible Preferred Stocks 0.5%
Centerpoint Energy, Inc., 2.00%, 9/15/2029 (Cost $1,853,464)	41,585	894,400

Convertible Bonds 0.1%
Lamar Advertising Co., 5.25%, 9/15/2006* (Cost $186,002)	185,000	186,454

	Principal Amount ($)	Value ($)

Corporate Bonds 3.0%
Canadian National Railway, 6.625%, 4/15/2008	700,000	789,398
CenturyTel, Inc., 8.375%, 10/15/2010	120,000	143,184
Cox Communications, Inc., 7.125%, 10/1/2012	870,000	966,339
Devon Energy Corp., Zero Coupon, 6/27/2020	215,000	112,617
Mattel, Inc.:
6.0%, 7/15/2003	85,000	85,571
6.125%, 7/15/2005	155,000	158,720
Six Flags, Inc.:
8.875%, 2/1/2010	225,000	211,500
9.5%, 2/1/2009	55,000	53,075
USA Waste Services Inc., 7.0%, 10/1/2004	300,000	314,075
Wal-Mart Stores, 4.375%, 8/1/2003	1,575,000	1,601,561
Waste Management, Inc.:
6.375%, 12/1/2003	505,000	514,650
7.0%, 5/15/2005	135,000	142,018
Total Corporate Bonds (Cost $4,828,678)		5,092,708

US Treasury Obligations 6.9%
US Treasury, 2.25%, 7/31/2004	2,350,000	2,380,844
US Treasury Note:
2.875%, 6/30/2004	3,595,000	3,674,482
3.0%, 1/31/2004	2,950,000	3,004,852
3.5%, 11/15/2006	2,350,000	2,445,469
Total US Treasury Obligations (Cost $11,404,156)		11,505,647

	Shares	Value ($)

Cash Equivalents 5.4%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $9,146,557)	9,146,557	9,146,557
Total Investment Portfolio - 100.0% (Cost $184,316,659) (a)		168,326,201

Notes to SVS Janus Growth and Income Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $188,203,688. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $19,877,487. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,612,053 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,489,540.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets (Restated)
Investments in securities, at value (cost $184,316,659)	$ 168,326,201
Receivable for investments sold	244,637
Dividends receivable	138,617
Interest receivable	170,657
Receivable for Portfolio shares sold	28,227
Foreign taxes recoverable	4,647
Unrealized appreciation on forward foreign currency exchange contracts	87,286
Other assets	2,834
Total assets	169,003,106
Liabilities
Due to custodian bank	2,434
Payable for investments purchased	657,953
Payable for Portfolio shares redeemed	302,773
Accrued management fee	136,465
Other accrued expenses and payables	49,841
Unrealized depreciation on forward foreign currency exchange contracts	4,076
Total liabilities	1,153,542
Net assets, at value	$ 167,849,564
Net Assets
Net assets consist of: Undistributed net investment income	868,707
Net unrealized appreciation (depreciation) on: Investments	(15,990,458)
Foreign currency related transactions	84,166
Accumulated net realized gain (loss)	(53,837,378)
Paid-in capital	236,724,527
Net assets, at value	$ 167,849,564
Class A Net Asset Value, offering and redemption price per share ($167,468,334 / 23,312,732 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.18
Class B Net Asset Value, offering and redemption price per share ($381,230 / 53,142 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.17

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income (Restated)
Income: Dividends (net of foreign taxes withheld of $7,396)	$ 1,978,063
Interest	901,133
Total Income	2,879,196
Expenses: Management fee	1,734,797
Custodian and accounting fees	101,253
Distribution service fees	73
Auditing	28,313
Legal	4,491
Trustees' fees and expenses	1,875
Reports to shareholders	22,055
Other	6,775
Total expenses, before expense reductions	1,899,632
Expense reductions	(175)
Total expenses, after expense reductions	1,899,457
Net investment income (loss)	979,739
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(26,553,786)
Foreign currency related transactions	(2,444)
(26,556,230)
Net unrealized appreciation (depreciation) during the period on: Investments	(16,829,375)
Foreign currency related transactions	83,571
(16,745,804)
Net gain (loss) on investment transactions	(43,302,034)
Net increase (decrease) in net assets resulting from operations	$ (42,322,295)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002 (Restated)	2001
Operations: Net investment income (loss)	$ 979,739	$ 1,159,831
Net realized gain (loss) on investment transactions	(26,556,230)	(21,704,906)
Net unrealized appreciation (depreciation) on investment transactions during the period	(16,745,804)	5,649,609
Net increase (decrease) in net assets resulting from operations	(42,322,295)	(14,895,466)
Distributions to shareholders from: Net investment income Class A	(1,106,501)	(764,939)
Portfolio share transactions: Class A Proceeds from shares sold	53,342,724	96,689,692
Reinvestment of distributions	1,106,501	764,939
Cost of shares redeemed	(22,409,232)	(7,406,683)
Net increase (decrease) in net assets from Class A share transactions	32,039,993	90,047,948
Class B* Proceeds from shares sold	390,334	-
Cost of shares redeemed	(699)	-
Net increase (decrease) in net assets from Class B share transactions	389,635	-
Increase (decrease) in net assets	(10,999,168)	74,387,543
Net assets at beginning of period	178,848,732	104,461,189
Net assets at end of period (including undistributed net investment income of $868,707 and $997,913, respectively)	$ 167,849,564	$ 178,848,732
Other Information
Class A Shares outstanding at beginning of period	19,768,850	10,046,981
Shares sold	6,297,872	10,434,818
Shares issued to shareholders in reinvestment of distributions	123,081	83,812
Shares redeemed	(2,877,071)	(796,761)
Net increase (decrease) in Portfolio shares	3,543,882	9,721,869
Shares outstanding at end of period	23,312,732	19,768,850
Class B* Shares outstanding at beginning of period	-	-
Shares sold	53,229	-
Shares redeemed	(87)	-
Net increase (decrease) in Portfolio shares	53,142	-
Shares outstanding at end of period	53,142	-

* For the period July 1, 2002 (commencement of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002***	2001[a]	2000[b]	1999[b,c]
Selected Per Share Data	(Restated)
Net asset value, beginning of period	$ 9.05	$ 10.40	$ 11.49	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[d]	.04	.08	.12	-
Net realized and unrealized gain (loss) on investment transactions	(1.86)	(1.36)	(1.16)	1.49
Total from investment operations	(1.82)	(1.28)	(1.04)	1.49
Less distributions from: Net investment income	(.05)	(.07)	-	-
Net realized gains on investment transactions	-	-	(.05)	-
Total distributions	(.05)	(.07)	(.05)	-
Net asset value, end of period	$ 7.18	$ 9.05	$ 10.40	$ 11.49
Total Return (%)	(20.22)	(12.28)	(9.18)[e]	14.93e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	167	179	104	16
Ratio of expenses before expense reductions (%)	1.04	1.05	1.10	2.58*
Ratio of expenses after expense reductions (%)	1.04	1.05	1.01	1.10*
Ratio of net investment income (loss) (%)	.54	.90	1.07	(.05)*
Portfolio turnover rate (%)	57	48	39	53*

a As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $.01, increase net realized and unrealized gains and losses by $.01 and decrease the ratio of net investment income to average net assets from .92% to .90%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
b On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
c For the period from October 29, 1999 (commencement of operations) to December 31, 1999.
d Based on average shares outstanding during the period.
e Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 30, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -20.56% to -20.22% in accordance with this change (see Note L to Notes to Financial Statements).

Class B

2002a***
Selected Per Share Data	(Restated)
Net asset value, beginning of period	$ 7.96
Income (loss) from investment operations: Net investment income (loss)[b]	.02
Net realized and unrealized gain (loss) on investment transactions	(.81)
Total from investment operations	(.79)
Net asset value, end of period	$ 7.17
Total Return (%)	(9.92)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4
Ratio of expenses (%)	1.29*
Ratio of net investment income (loss) (%)	.48*
Portfolio turnover rate (%)	57

a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 30, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -10.30% to -9.92% in accordance with this change (see Note L to Notes to Financial Statements).

Management Summary December 31, 2002

SVS Janus Growth Opportunities Portfolio

The year has been described as having one foot on the gas and one foot on the brake. Indeed, consumers continued to spend as businesses held tight, leaving capital expenditures down an estimated 2 percent in 2002. Meanwhile, corporate scandals and accounting missteps, on top of geopolitical concerns weighed on investors' minds and kept the markets volatile. As a result, the S&P 500 Index and Dow Jones Industrial Averages reported their worst December performances since 1931 and finished their first three-year drop since 1939-1941.

Poor stock selection, particularly within the healthcare sector, and an overweight position in the beleaguered utilities industry hurt the Portfolio's results during the period. The portfolio's largest individual detractors included Genentech, Flextronics, General Electric, Citigroup and Liberty Media. With regard to Liberty Media, we remain encouraged by the fact that this media conglomerate recently completed an equity rights offering to satisfy the IRS, and by its stock repurchase efforts. With its premier collection of properties and holdings, Liberty's stock rebounded strongly in the fourth quarter as investors realized it was trading at a significant discount relative to the value of its assets. Improvement in advertising spending also helped boost Liberty's shares. On the upside, top performers in the Portfolio include MGM Grand, Johnson & Johnson, SLM Corp., Weight Watchers and Anheuser-Busch. With its most recent quarterly announcement, Anheuser-Busch, the world's largest brewer, has reported double-digit earnings growth for 16 quarters in a row. Furthermore, management's outlook for pricing and volume growth, both domestic and foreign, continues to be strong for 2003.

Going forward, we expect an economic recovery to be restrained and businesses to keep limiting spending until geopolitical issues ease. However, while still being cognizant of valuations, we have positioned the portfolio slightly more aggressively than at the year's start because we aim to anticipate change, not react to it, through our in-depth stock-by-stock analysis.

E. Marc Pinto
Lead Manager
Janus Capital Management LLC, Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Janus Growth Opportunities Portfolio from 10/29/1999 to 12/31/2002
[] SVS Janus Growth Opportunities Portfolio - Class A [] Russell 1000 Growth Index [] S&P 500 Index

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with greater-than-average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index. Beginning with the next annual report, the Russell 1000 Growth Index, which better reflects the Portfolio's investment style, will be shown instead of the S&P 500 Index.

Average Annual Total Returns[1]
SVS Janus Growth Opportunities Portfolio	1-Year	3-Year	Life of Portfolio[2]
Class A	-30.53%	-22.31%	-17.36%	(Since 10/29/1999)*

* The Portfolio commenced operations on October 29, 1999. Index returns begin on October 31, 1999.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
2 The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

SVS Janus Growth Opportunities Portfolio

	Shares	Value ($)

Common Stocks 95.8%
Consumer Discretionary 21.9%
Automobiles 0.8%
Harley-Davidson, Inc.	18,910	873,642
Hotel Restaurants & Leisure 2.1%
MGM Mirage, Inc.*	75,825	2,499,950
Internet & Catalog Retailing 0.6%
USA Networks, Inc.*	27,860	636,880
Media 14.6%
AOL Time Warner, Inc.*	163,405	2,140,606
Cablevision Systems Corp. "A"*	197,052	3,298,650
Liberty Media Corp. "A"*	597,068	5,337,788
Metro-Goldwyn-Mayer, Inc.*	95,850	1,246,050
Viacom, Inc. "B"*	126,625	5,161,235
		17,184,329
Multiline Retail 1.0%
Costco Wholesale Corp.*	43,325	1,215,700
Specialty Retail 2.8%
Home Depot, Inc.	88,015	2,108,839
TJX Companies, Inc.	62,820	1,226,246
		3,335,085
Consumer Staples 5.3%
Beverages 3.6%
Anheuser-Busch Companies, Inc.	86,225	4,173,290
Household Products 1.7%
Colgate-Palmolive Co.	39,135	2,051,848
Energy 3.1%
Oil & Gas
Anadarko Petroleum Corp.	77,220	3,698,838
Financials 21.6%
Banks 2.3%
Bank of New York Co., Inc.	112,700	2,700,292
Diversified Financials 15.1%
Charles Schwab Corp.	200,612	2,176,640
Citigroup, Inc.	38,713	1,362,310
Fannie Mae	74,895	4,817,995
Moody's Corp.	26,315	1,086,546
Morgan Stanley	86,160	3,439,507
SLM Corp.	47,285	4,911,020
		17,794,018
Insurance 4.2%
Allstate Corp.	86,585	3,202,779
Marsh & McLennan Companies, Inc.	37,180	1,718,088
		4,920,867
Health Care 17.1%
Biotechnology 4.5%
Amgen, Inc.*	28,840	1,394,126
	Shares	Value ($)

Genentech, Inc.*	115,960	3,845,234
		5,239,360
Health Care Providers & Services 4.5%
McKesson Corp.	49,145	1,328,389
Wellpoint Health Networks, Inc.*	56,060	3,989,230
		5,317,619
Pharmaceuticals 8.1%
Johnson & Johnson	66,700	3,582,457
Pfizer, Inc.	173,712	5,310,376
Wyeth	17,530	655,622
		9,548,455
Industrials 8.6%
Aerospace & Defense 2.1%
General Dynamics Corp.	19,290	1,531,047
Honeywell International, Inc.	37,525	900,600
		2,431,647
Commercial Services & Supplies 4.1%
Automatic Data Processing, Inc.	79,020	3,101,535
Weight Watchers International, Inc.*	38,105	1,751,687
		4,853,222
Industrial Conglomerates 2.4%
General Electric Co.	116,325	2,832,514
Information Technology 18.2%
Communications Equipment 3.0%
Nokia Oyj (ADR)	166,885	2,586,718
QUALCOMM, Inc.*	24,330	885,369
		3,472,087
Computers & Peripherals 1.0%
Lexmark International, Inc.*	20,230	1,223,915
Electronic Equipment & Instruments 1.4%
Flextronics International Ltd.*	201,560	1,650,776
Semiconductor Equipment & Products 4.3%
Applied Materials, Inc.*	192,060	2,502,542
Linear Technology Corp.	67,910	1,746,645
Texas Instruments, Inc.	55,050	826,301
		5,075,488
Software 8.5%
Electronic Arts, Inc.*	37,790	1,880,808
Microsoft Corp.*	127,690	6,601,573
Oracle Corp.*	140,255	1,514,754
		9,997,135
Total Common Stocks (Cost $146,687,067)		112,726,957

Cash Equivalents 4.2%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $4,882,142)	4,882,142	4,882,142
Total Investment Portfolio - 100.0% (Cost $151,569,209) (a)		117,609,099

Notes to SVS Janus Growth Opportunities Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $152,382,148. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $34,773,049. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,915,878 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $37,688,927.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $151,569,209)	$ 117,609,099
Dividends receivable	60,632
Receivable for Portfolio shares sold	264,675
Other assets	1,954
Total assets	117,936,360
Liabilities
Payable for Portfolio shares redeemed	16,899
Accrued management fee	98,308
Other accrued expenses and payables	37,975
Total liabilities	153,182
Net assets, at value	$ 117,783,178
Net Assets
Net assets consist of: Accumulated net investment loss	(1,096)
Net unrealized appreciation (depreciation) on investments	(33,960,110)
Accumulated net realized gain (loss)	(80,456,286)
Paid-in capital	232,200,670
Net assets, at value	$ 117,783,178
Class A Net Asset Value, offering and redemption price per share ($117,609,766 / 21,572,540 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.45
Class B Net Asset Value, offering and redemption price per share ($173,412 / 31,870 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.44

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $9,184)	$ 1,158,024
Interest	123,140
Total Income	1,281,164
Expenses: Management fee	1,319,879
Custodian and accounting fees	45,846
Distribution service fees	33
Auditing	23,066
Legal	2,910
Trustees' fees and expenses	491
Reports to shareholders	18,102
Registration fees	803
Other	5,800
Total expenses, before expense reductions	1,416,930
Expense reductions	(37)
Total expenses, after expense reductions	1,416,893
Net investment income (loss)	(135,729)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(38,279,099)
Net unrealized appreciation (depreciation) during the period on investments	(15,437,773)
Net gain (loss) on investment transactions	(53,716,872)
Net increase (decrease) in net assets resulting from operations	$ (53,852,601)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations: Net investment income (loss)	$ (135,729)	$ (464,002)
Net realized gain (loss) on investment transactions	(38,279,099)	(39,346,805)
Net unrealized appreciation (depreciation) on investment transactions during the period	(15,437,773)	7,844
Net increase (decrease) in net assets resulting from operations	(53,852,601)	(39,802,963)
Portfolio share transactions: Class A Proceeds from shares sold	26,777,775	74,073,402
Cost of shares redeemed	(19,218,600)	(9,413,990)
Net increase (decrease) in net assets from Class A share transactions	7,559,175	64,659,412
Class B* Proceeds from shares sold	179,925	-
Cost of shares redeemed	(48)	-
Net increase (decrease) in net assets from Class B share transactions	179,877	-
Increase (decrease) in net assets	(46,113,549)	24,856,449
Net assets at beginning of period	163,896,727	139,040,278
Net assets at end of period (including accumulated net investment loss of $1,096 at December 31, 2002)	$ 117,783,178	$ 163,896,727
Other Information
Class A Shares outstanding at beginning of period	20,845,925	13,481,590
Shares sold	3,881,549	8,512,723
Shares redeemed	(3,154,934)	(1,148,388)
Net increase (decrease) in Portfolio shares	726,615	7,364,335
Shares outstanding at end of period	21,572,540	20,845,925
Class B* Shares outstanding at beginning of period	-	-
Shares sold	31,878	-
Shares redeemed	(8)	-
Net increase (decrease) in Portfolio shares	31,870	-
Shares outstanding at end of period	31,870	-

* For the period July 1, 2002 (commcement of sales of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002	2001	2000[a]	1999[a,b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.86	$ 10.31	$ 11.64	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.03)	(.02)	-
Net realized and unrealized gain (loss) on investment transactions	(2.40)	(2.42)	(1.31)	1.64
Total from investment operations	(2.41)	(2.45)	(1.33)	1.64
Net asset value, end of period	$ 5.45	$ 7.86	$ 10.31	$ 11.64
Total Return (%)	(30.53)	(23.76)	(11.42)[d]	16.43d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	118	164	139	17
Ratio of expenses before expense reductions (%)	1.01	1.11	1.06	2.60*
Ratio of expenses after expense reductions (%)	1.01	1.10	1.01	1.10*
Ratio of net investment income (loss) (%)	(.10)	(.31)	(.20)	(.34)*
Portfolio turnover rate (%)	48	34	14	1*

a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Share and per share information, for the periods prior to December 31, 2001, have been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly.
b For the period from October 29, 1999 (commencement of operations) to December 31, 1999.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 5.87
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)
Net realized and unrealized gain (loss) on investment transactions	(.42)
Total from investment operations	(.43)
Net asset value, end of period	$ 5.44
Total Return (%)	(7.33)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.2
Ratio of expenses (%)	1.29*
Ratio of net investment income (loss) (%)	(.49)*
Portfolio turnover rate (%)	48

a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2002

SVS MFS Strategic Value Portfolio

For the eight months ended December 31, 2002, the portfolio provided a total return (Class A shares) of -18.80 percent. This return compares to a return of -15.96 percent over the period for the series' benchmark, the Russell 1000 Value Index, which measures the performance of large-cap US value stocks.

The past year has been difficult, as the economy has struggled between signs of a recovery and headline news about the accounting scandals in the United States.

In this environment, we have maintained a consistent focus on stocks with low expectations built into their prices and higher-quality/less volatile fundamentals. We continued to focus on companies in several undervalued industries, such as oil and gas products, retail apparel and financial services.

The portfolio's overweighted position in energy stocks, particularly in those companies with any business in natural gas, such as Occidental Petroleum, benefited the portfolio because of growing demand and restrained supply.

In financial services, we think lower interest rates and positive pricing trends should continue to benefit diversified financial services firms and multiline property and casualty insurance companies.

Disappointments during the period included CIGNA and Telephone & Data Systems. These stocks struggled during the period for a variety of reasons.

Sears was also a disappointment during the period but we continue to remain positive about the company.

Although uncertainties persist with respect to the short-term earnings outlooks for many companies, we believe that this is an excellent environment for value-oriented investors.

Kenneth J. Enright
Portfolio Manager
Massachusetts Financial Services Company, Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS MFS Strategic Value Portfolio from 5/1/2002 to 12/31/2002
[] SVS MFS Strategic Value Portfolio - Class A [] Russell 1000 Value Index

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index.

Average Annual Total Returns[1]
SVS MFS Strategic Value Portfolio	Life of Portfolio
Class A	-18.80%	(Since 5/1/2002)*

* The Portfolio commenced operations on May 1, 2002. Index returns begin April 30, 2002.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

SVS MFS Strategic Value Portfolio

	Shares	Value ($)

Common Stocks 96.7%
Consumer Discretionary 14.4%
Hotel Restaurants & Leisure 1.5%
Hilton Hotels Corp.	3,000	38,130
Starwood Hotels & Resorts Worldwide, Inc.	1,650	39,171
		77,301
Media 7.2%
Comcast Corp. (Special) "A"*	1,314	30,971
Comcast Corp. "A"*	5,190	117,242
Viacom, Inc. "B"*	4,660	189,942
Walt Disney Co.	1,520	24,791
		362,946
Multiline Retail 4.5%
Sears, Roebuck & Co.	8,360	200,222
The May Department Stores Co.	1,120	25,738
		225,960
Specialty Retail 1.2%
Home Depot, Inc.	2,600	62,296
Consumer Staples 4.2%
Food & Drug Retailing 2.8%
Kroger Co.*	8,270	127,772
Safeway, Inc.*	650	15,184
		142,956
Food Products 0.9%
McDonald's Corp.	2,930	47,114
Household Products 0.4%
Kimberly-Clark Corp.	400	18,988
Energy 15.6%
Energy Equipment & Services 8.5%
BJ Services Co.*	2,000	64,620
Cooper Cameron Corp.*	1,650	82,203
GlobalSantaFe Corp.	3,610	87,795
Noble Corp.*	3,910	137,437
Schlumberger Ltd.	1,310	55,138
		427,193
Oil & Gas 7.1%
Apache Corp.	1,230	70,098
ConocoPhillips	1,020	49,358
Devon Energy Corp.	3,040	139,536
Occidental Petroleum Corp.	3,440	97,868
		356,860
Financials 18.5%
Banks 5.3%
Bank of America Corp.	820	57,047
FleetBoston Financial Corp.	4,910	119,313
Mellon Financial Corp.	3,390	88,513
		264,873
	Shares	Value ($)

Diversified Financials 7.9%
Citigroup, Inc.	3,340	117,535
Freddie Mac	2,100	124,005
Merrill Lynch & Co., Inc.	2,960	112,332
Morgan Stanley	1,100	43,912
		397,784
Insurance 5.3%
Allstate Corp.	1,690	62,513
Hartford Financial Services Group, Inc.	2,240	101,763
Nationwide Financial Services, Inc. "A"	1,940	55,581
Travelers Property Casualty Corp.*	3,370	49,371
		269,228
Health Care 10.6%
Health Care Equipment & Supplies 1.1%
Baxter International, Inc.	1,900	53,200
Health Care Providers & Services 0.2%
CIGNA Corp.	260	10,691
Pharmaceuticals 9.3%
Eli Lilly & Co.	1,390	88,265
Merck & Co., Inc.	2,100	118,881
Pfizer, Inc.	5,030	153,767
Schering-Plough Corp.	4,950	109,890
		470,803
Industrials 3.7%
Air Freight & Logistics 0.0%
United Parcel Service, Inc. "B"	20	1,262
Industrial Conglomerates 2.7%
General Electric Co.	2,340	56,979
Tyco International Ltd.	4,630	79,080
		136,059
Machinery 1.0%
Deere & Co.	1,040	47,684
Information Technology 5.2%
Communications Equipment 2.1%
Advanced Fibre Communications, Inc.*	2,920	48,704
Motorola, Inc.	6,740	58,301
		107,005
Semiconductor Equipment & Products 0.7%
Applied Micro Circuits Corp.*	2,100	7,749
Intel Corp.	1,800	28,026
		35,775
Software 2.4%
Microsoft Corp.*	1,020	52,734
Oracle Corp.*	6,080	65,664
		118,398
	Shares	Value ($)

Materials 7.6%
Chemicals 1.5%
Lyondell Chemical Co.	800	10,112
Praxair, Inc.	1,160	67,013
		77,125
Containers & Packaging 1.7%
Owens-Illinois, Inc.	4,830	70,421
Smurfit-Stone Container Corp.*	980	15,083
		85,504
Metals & Mining 2.8%
Alcan Aluminium Ltd.	150	4,428
Alcan, Inc. (ADR)	740	21,790
Alcoa, Inc.	4,810	109,572
Phelps Dodge Corp.*	220	6,963
		142,753
Paper & Forest Products 1.6%
Bowater, Inc.	1,870	78,447
Telecommunication Services 10.3%
Diversified Telecommunication Services 4.2%
AT&T Corp.	1,130	29,504
Verizon Communications, Inc.	4,670	180,963
		210,467
	Shares	Value ($)

Wireless Telecommunication Services 6.1%
AT&T Wireless Services, Inc.*	31,690	179,049
Telephone & Data Systems, Inc.	2,770	130,245
		309,294
Utilities 6.6%
Electric Utilities 1.1%
TXU Corp.	2,910	54,359
Gas Utilities 3.8%
National Fuel Gas Co.	870	18,035
NiSource, Inc.	8,720	174,400
		192,435
Multi-Utilities & Unregulated Power 1.7%
Calpine Corp.*	25,940	84,564
Total Common Stocks (Cost $5,244,654)		4,869,324

Cash Equivalents 3.3%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $167,468)	167,468	167,468
Total Investment Portfolio - 100.0% (Cost $5,412,122) (a)		5,036,792

Notes to SVS MFS Strategic Value Portfolio

* Non-income producing security.
(a) The cost for federal income tax purposes was $5,514,668. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $477,876. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $106,967 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $584,843.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $5,412,122)	$ 5,036,792
Receivable for investments sold	14,549
Dividends receivable	11,579
Interest receivable	219
Due from Advisor	715
Other assets	65
Total assets	5,063,919
Liabilities
Payable for investments purchased	68,073
Payable for Portfolio shares redeemed	22,368
Other accrued expenses and payables	14,807
Total liabilities	105,248
Net assets, at value	$ 4,958,671
Net Assets
Net assets consist of: Undistributed net investment income	21,354
Net unrealized appreciation (depreciation) on investments	(375,330)
Accumulated net realized gain (loss)	(355,887)
Paid-in capital	5,668,534
Net assets, at value	$ 4,958,671
Class A Net Asset Value, offering and redemption price per share ($4,617,626 / 568,433 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.12
Class B Net Asset Value, offering and redemption price per share ($341,045 / 42,038 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.11

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the eight months ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $44)	$ 48,627
Interest	2,568
Total Income	51,195
Expenses: Management fee	24,692
Custodian and accounting fees	37,096
Distribution service fees	80
Auditing	300
Legal	205
Trustees' fees and expenses	173
Reports to shareholders	7,083
Other	954
Total expenses, before expense reductions	70,583
Expense reductions	(40,568)
Total expenses, after expense reductions	30,015
Net investment income (loss)	21,180
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(355,887)
Foreign currency related transactions	174
(355,713)
Net unrealized appreciation (depreciation) during the period on: Investments	(375,330)
Net gain (loss) on investment transactions	(731,043)
Net increase (decrease) in net assets resulting from operations	$ (709,863)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended December 31, 2002[a]
		Operations: Net investment income (loss)	$ 21,180
Net realized gain (loss)	(355,713)
Net unrealized appreciation (depreciation) on investment transactions during the period	(375,330)
Net increase (decrease) in net assets resulting from operations	(709,863)
Portfolio share transactions: Class A Proceeds from shares sold	5,726,644
Cost of shares redeemed	(403,623)
Net increase (decrease) in net assets from Class A share transactions	5,323,021
Class B* Proceeds from shares sold	345,900
Cost of shares redeemed	(387)
Net increase (decrease) in net assets from Class B share transactions	345,513
Increase (decrease) in net assets	4,958,671
Net assets at beginning of period	-
Net assets at end of period (including undistributed net investment income of $21,354 at December 31, 2002)	$ 4,985,671
Other Information
Class A Shares outstanding at beginning of period	-
Shares sold	618,692
Shares redeemed	(50,259)
Net increase in Portfolio shares	568,433
Shares outstanding at end of period	568,433
Class B* Shares outstanding at beginning of period	-
Shares sold	42,084
Shares redeemed	(46)
Net increase in Portfolio shares	42,038
Shares outstanding at end of period	42,038

a For the period from May 1, 2002 (commencement of operations) to December 31, 2002.
* For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Year Ended December 31,	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.05
Net realized and unrealized gain (loss) on investment transactions	(1.93)
Total from investment operations	(1.88)
Net asset value, end of period	$ 8.12
Total Return (%)[c]	(18.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5
Ratio of expenses before expense reductions (%)	2.71*
Ratio of expenses after expense reductions (%)	1.15*
Ratio of net investment income (loss) (%)	.82*
Portfolio turnover rate (%)	7

a For the period from May 1, 2002 (commencement of operations) to December 31, 2002.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.93
Income (loss) from investment operations: Net investment income (loss)[b]	.04
Net realized and unrealized gain (loss) on investment transactions	(.86)
Total from investment operations	(.82)
Net asset value, end of period	$ 8.11
Total Return (%)[c]	(9.18)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3
Ratio of expenses before expense reductions (%)	2.96*
Ratio of expenses after expense reductions (%)	1.40*
Ratio of net investment income (loss) (%)	.87*
Portfolio turnover rate (%)	7

a For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Management Summary December 31, 2002

SVS Oak Strategic Equity Portfolio

The fourth quarter finished on a positive note. We continue to be positive about our portfolios, believing they are positioned to outperform the broader market averages in a more normal market environment.

Digging deeper into the numbers, the greatest contributors to the outperformance in the quarter were the technology and financial services sectors. While the gains were broad-based within our technology holdings, semiconductors and beaten down telecommunications/networking stocks were notable, up an average of 33 percent and 19 percent, respectively. Our financial services sector holdings contributed a 12.5 percent gain, while health care slightly lagged the S&P's quarterly return with a positive gain of 7 percent.

While the SVS Oak Strategic Equity portfolio ended the year with positive fourth quarter returns that were close to double the S&P 500, when reviewing 2002 as a whole, the portfolio did under perform. The market conditions during 2002 provided no real safe haven in the equity markets. However, the technology sector, which represents approximately 50 percent of the portfolio, was hit even harder than most sectors. The other two sectors represented in the portfolio, healthcare and financial services, provided better relative performance than the technology sector, but the results in these names did not outweigh the drag from the technology sector.

In summary, although we have been beaten up and bruised by three down years, four could be the charm. The markets should do well in 2003 provided that we find resolution to a number of the non-economic issues that plagued us in 2002. The corporate scandals are largely behind us, with a heightened degree of positive investor attention and executive focus on corporate governance issues. The conflict with Iraq may be resolved soon, the war on terrorism will likely continue for many years to come. We believe resolution to these items, coupled with the recognition of improved profits and discovery of spendable cash flow by executives, will transition corporate attention away from spending cuts and towards investment and innovation.

James D. Oelschlager
Portfolio Manager, Oak Associates, Ltd.
Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Oak Strategic Equity Portfolio from 5/1/2001 to 12/31/2002
[] SVS Oak Strategic Equity Portfolio - Class A [] Russell 1000 Growth Index [] S&P 500 Index

The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation. The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and capital gains and do not reflect fees or expenses; investors cannot directly access an index. Beginning with the next annual report, the Russell 1000 Growth Index, which better reflects the Portfolio's investment style, will be shown instead of the S&P 500 Index.

Average Annual Total Returns[1]
SVS Oak Strategic Equity Portfolio	1-Year	Life of Portfolio[2]
Class A	-39.74	-37.40%	(Since 5/1/2001)*

* The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
2 The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

SVS Oak Strategic Equity Portfolio

	Shares	Value ($)

Common Stocks 95.2%
Financials 21.5%
Diversified Financials 17.6%
Charles Schwab Corp.	160,000	1,736,000
Citigroup, Inc.	44,000	1,548,360
MBNA Corp.	102,700	1,953,354
Morgan Stanley	49,900	1,992,008
		7,229,722
Insurance 3.9%
American International Group, Inc.	27,800	1,608,230
Health Care 20.5%
Health Care Equipment & Supplies 5.6%
Medtronic, Inc.	50,500	2,302,800
Health Care Providers & Services 4.9%
Express Scripts, Inc. "A"*	41,500	1,993,660
Pharmaceuticals 10.0%
Eli Lilly & Co.	32,200	2,044,700
Pfizer, Inc.	67,200	2,054,304
		4,099,004
Industrials 4.3%
Commercial Services & Supplies
Paychex, Inc.	63,000	1,757,700
Information Technology 47.4%
Communications Equipment 8.1%
Brocade Communications Systems, Inc.*	111,800	462,852
	Shares	Value ($)

Cisco Systems, Inc.*	152,600	1,999,060
Juniper Networks, Inc.*	126,400	859,520
		3,321,432
Computers & Peripherals 4.4%
EMC Corp.*	292,600	1,796,564
Semiconductor Equipment & Products 24.6%
Applied Materials, Inc.*	140,400	1,829,412
Intel Corp.	108,000	1,681,560
Linear Technology Corp.	78,700	2,024,164
Maxim Integrated Products, Inc.	63,450	2,096,388
PMC-Sierra, Inc.*	82,700	459,812
Xilinx, Inc.*	96,500	1,987,900
		10,079,236
Software 10.3%
Advent Software, Inc.*	27,000	368,010
Microsoft Corp.*	38,100	1,969,770
VERITAS Software Corp.*	121,800	1,902,516
		4,240,296
Materials 1.5%
Paper & Forest Products
International Paper Co.	17,000	594,490
Total Common Stocks (Cost $55,424,864)		39,023,134

Cash Equivalents 4.8%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $1,962,196)	1,962,196	1,962,196
Total Investment Portfolio - 100.0% (Cost $57,387,060) (a)		40,985,330

Notes to SVS Oak Strategic Equity Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $57,396,911. At December 31, 2002, net unrealized depreciation for all securities based on tax cost was $16,411,581. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $431,776 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,843,357.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $57,387,060)	$ 40,985,330
Cash	10,000
Dividends receivable	9,356
Receivable for Portfolio shares sold	93,447
Total assets	41,098,133
Liabilities
Payable for Portfolio shares redeemed	53
Accrued management fee	50,003
Other accrued expenses and payables	11,023
Total liabilities	61,079
Net assets, at value	$ 41,037,054
Net Assets
Net assets consist of: Accumulated net investment loss	(217)
Net unrealized appreciation (depreciation) on investments	(16,401,730)
Accumulated net realized gain (loss)	(6,454,053)
Paid-in capital	63,893,054
Net assets, at value	$ 41,037,054
Class A Net Asset Value, offering and redemption price per share ($40,684,515 / 8,877,415 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.58
Class B Net Asset Value, offering and redemption price per share ($352,539 / 77,050 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.58

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends	$ 258,484
Interest	29,002
Total Income	287,486
Expenses: Management fee	411,997
Custodian and accounting fees	6,570
Distribution service fees	81
Auditing	473
Legal	28
Total expenses, before expense reductions	419,149
Expense reductions	(82)
Total expenses, after expense reductions	419,067
Net investment income (loss)	(131,581)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(6,132,329)
Net unrealized appreciation (depreciation) during the period on investments	(16,366,021)
Net gain (loss) on investment transactions	(22,498,350)
Net increase (decrease) in net assets resulting from operations	$ (22,629,931)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001[a]
Operations: Net investment income (loss)	$ (131,581)	$ (51,124)
Net realized gain (loss) on investment transactions	(6,132,329)	(321,724)
Net unrealized appreciation (depreciation) on investment transactions during the period	(16,366,021)	(35,709)
Net increase (decrease) in net assets resulting from operations	(22,629,931)	(408,557)
Portfolio share transactions: Class A Proceeds from shares sold	34,556,591	44,874,963
Cost of shares redeemed	(15,042,811)	(681,426)
Net increase (decrease) in net assets from Class A share transactions	19,513,780	44,193,537
Class B* Proceeds from shares sold	368,666	-
Cost of shares redeemed	(441)	-
Net increase (decrease) in net assets from Class B share transactions	368,225	-
Increase (decrease) in net assets	(2,747,926)	43,784,980
Net assets at beginning of period	43,784,980	-
Net assets at end of period (including accumulated net investment loss of $217 at December 31, 2002)	$ 41,037,054	$ 43,784,980
Other Information
Class A Shares outstanding at beginning of period	5,764,587	-
Shares sold	5,561,607	5,857,695
Shares redeemed	(2,448,779)	(93,108)
Net increase (decrease) in Portfolio shares	3,112,828	5,764,587
Shares outstanding at end of period	8,877,415	5,764,587
Class B* Shares outstanding at beginning of period	-	-
Shares sold	77,137	-
Shares redeemed	(87)	-
Net increase (decrease) in Portfolio shares	77,050	-
Shares outstanding at end of period	77,050	-

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
* For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 7.60	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(3.00)	(2.38)
Total from investment operations	(3.02)	(2.40)
Net asset value, end of period	$ 4.58	$ 7.60
Total Return (%)	(39.74)	(24.00)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	44
Ratio of expenses before expense reductions (%)	.96	1.44*
Ratio of expenses after expense reductions (%)	.96	1.15*
Ratio of net investment income (loss) (%)	(.30)	(.43)*
Portfolio turnover rate (%)	16	3*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 5.04
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.44)
Total from investment operations	(.46)
Net asset value, end of period	$ 4.58
Total Return (%)	(9.13)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4
Ratio of expenses (%)	1.21*
Ratio of net investment income (loss) (%)	(.68)*
Portfolio turnover rate (%)	16

a For the period May 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on average shares outstanding during the period.
* Annualized
** Not annualized

Management Summary December 31, 2002

SVS Turner Mid Cap Growth Portfolio

For the 12 months ended December 31, 2002, the stock market suffered from persistent weakness. During this time period, the SVS Turner Mid Cap Growth Portfolio (Class A shares) recorded a -32.20 percent loss, underperforming the Russell Mid Cap Growth Index's -27.41 percent drop.

Several factors have caused investor sentiment to remain extremely negative for much of the last 12 months. Among the issues testing investor confidence were disclosures of accounting improprieties, uncertainty surrounding terrorism threats and risk of war with Iraq. In addition, the market was under considerable pressure due to concerns about corporate profits and the economy.

Holdings in the health care sector contributed positively to performance for the year. Specific areas of strength included hospital management, medical services and medical distribution companies. While consumer discretionary holdings detracted from the overall portfolio performance, bright spots in that sector included select holdings in several Internet and specialty retailers. The portfolio's holdings in the technology sector, specifically the semiconductor and computer communications industries, detracted the most from performance.

We continue to believe that the market will begin to show gradual improvement during 2003 in response to a strengthening economy and improvement in corporate earnings. Throughout much of the year we emphasized companies positioned as market leaders within their industries. We are now focusing more on companies we believe have the most leverageable advantages coming out of the difficult business environment of the past several years. Many of these companies have streamlined operations and we believe are now positioned to benefit from even moderate increases in revenues.

Christopher K. McHugh
William C. McVail
Robert E. Turner
Co-Managers
Turner Investment Partners, Inc., Subadvisor to the Portfolio

Growth of an Assumed $10,000 Investment in SVS Turner Mid Cap Growth Portfolio from 5/1/2001 to 12/31/2002
[] SVS Turner Mid Cap Growth Portfolio - Class A [] Russell Mid Cap Growth Index

Russell Mid Cap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and capital gains and, do not reflect fees or expenses; investors cannot directly access an index.

Average Annual Total Returns[1]
SVS Turner Mid Cap Growth Portfolio	1-Year	Life of Portfolio[2]
Class A	-32.20%	-26.54%	(Since 5/1/2001)*

* The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001.
1 Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends. Average annual total return reflects annualized change while total return reflects aggregate change. Performance is net of the portfolio's management fee and other operating expenses but does not include any deduction at the separate account or contract level for any insurance or surrender charges that may be incurred under a contract. Please see the prospectus for more details.
2 The investment advisor has agreed to either limit, waive or reduce certain fees temporarily for this portfolio; see the prospectus for complete details. Without such limits, waivers or reductions, the performance figures for this subaccount would be lower.
Past performance is not a guarantee of future results. Returns and principal values will fluctuate so that accumulation units, when redeemed, may be worth more or less than original cost.

Investment Portfolio December 31, 2002

SVS Turner Mid Cap Growth Portfolio

	Shares	Value ($)

Common Stocks 97.3%
Consumer Discretionary 17.9%
Hotel Restaurants & Leisure 4.6%
International Game Technology*	10,890	826,769
MGM Mirage, Inc.*	12,460	410,806
Panera Bread Co. "A"*	9,710	338,005
Starbucks Corp.*	15,080	307,330
Starwood Hotels & Resorts Worldwide, Inc.	18,410	437,053
The Cheesecake Factory, Inc.*	13,710	495,617
		2,815,580
Internet & Catalog Retailing 0.9%
Amazon.com, Inc.*	30,220	570,856
Media 2.8%
Cumulus Media, Inc. "A"*	28,410	421,320
Lamar Advertising Co.*	13,650	459,323
Univision Communications, Inc. "A"*	17,360	425,320
Westwood One, Inc.*	11,660	435,618
		1,741,581
Specialty Retail 8.3%
Advance Auto Parts, Inc.*	11,940	583,866
Bed Bath & Beyond, Inc.*	25,430	878,098
CDW Computer Centers, Inc.*	17,730	777,461
Chico's FAS, Inc.	24,330	460,080
Michaels Stores, Inc.*	13,000	406,900
Staples, Inc.*	42,380	775,554
Tiffany & Co.	20,290	485,134
Williams-Sonoma, Inc.*	27,840	755,856
		5,122,949
Textiles, Apparel & Luxury Goods 1.3%
Coach, Inc.*	25,290	832,547
Consumer Staples 3.2%
Beverages 1.4%
Coca-Cola Enterprises, Inc.	20,260	440,047
Pepsi Bottling Group, Inc.	16,480	423,536
		863,583
Food & Drug Retailing 1.2%
Performance Food Group Co.*	8,330	282,878
Whole Foods Market, Inc.*	8,440	445,041
		727,919
Food Products 0.6%
Hershey Foods Corp.	5,310	358,106
Energy 4.7%
Energy Equipment & Services 3.4%
BJ Services Co.*	17,890	578,026
Cooper Cameron Corp.*	9,270	461,831
Halliburton Co.	25,860	483,841
Nabors Industries Ltd.*	8,410	296,621
Patterson-UTI Energy, Inc.*	9,170	276,659
		2,096,978
	Shares	Value ($)

Oil & Gas 1.3%
Murphy Oil Corp.	10,680	457,638
Pogo Producing Co.	8,640	321,840
		779,478
Financials 7.9%
Banks 1.6%
Commerce Bancorp, Inc.	9,800	423,262
Investors Financial Services Corp.	21,320	583,955
		1,007,217
Diversified Financials 5.8%
Affiliated Managers Group, Inc.*	13,110	659,433
Bear Stearns Companies, Inc.	10,480	622,512
Countrywide Financial Corp.	5,950	307,318
Doral Financial Corp.	10,200	291,720
Legg Mason, Inc.	12,880	625,195
Neuberger Berman, Inc.	10,050	336,575
Providian Financial Corp.*	62,930	408,416
Raymond James Financial, Inc.	10,660	315,323
		3,566,492
Insurance 0.5%
Renaissance Retail Group Ltd.	8,410	333,036
Health Care 23.8%
Biotechnology 7.0%
Biogen, Inc.*	13,260	531,196
Cephalon, Inc.*	8,430	410,271
Genzyme Corp. (General Division)*	13,390	395,942
Gilead Sciences, Inc.*	23,750	807,500
MedImmune, Inc.*	43,529	1,182,683
Scios, Inc.*	16,500	537,570
Trimeris, Inc.*	9,890	426,951
		4,292,113
Health Care Equipment & Supplies 2.8%
Biomet, Inc.	23,060	660,900
DENTSPLY International, Inc.	11,280	420,056
St. Jude Medical, Inc.*	4,000	158,880
Varian Medical Systems, Inc.*	10,520	521,792
		1,761,628
Health Care Providers & Services 11.7%
Accredo Health, Inc.*	16,875	594,844
AmerisourceBergen Corp.	8,270	449,144
Anthem, Inc.*	13,820	869,278
Caremark Rx, Inc.*	38,720	629,200
Covance, Inc.	29,520	725,897
Henry Schein, Inc.*	9,400	423,000
Laboratory Corp. of America Holdings*	16,740	389,038
LifePoint Hospitals, Inc.*	8,010	239,747
Mid Atlantic Medical Services, Inc.*	11,270	365,148
Omnicare, Inc.	11,750	280,003
Pharmaceutical Product Development, Inc.*	22,380	655,063
Universal Health Services, Inc. "B"*	11,170	503,767
	Shares	Value ($)

Wellpoint Health Networks, Inc.*	15,250	1,085,190
		7,209,319
Pharmaceuticals 2.3%
Allergan, Inc.	10,000	576,200
Teva Pharmaceutical Industries Ltd. (ADR)	12,740	491,891
Watson Pharmaceuticals, Inc.*	11,490	324,822
		1,392,913
Industrials 9.5%
Airlines 0.6%
AMR Corp.*	59,650	393,690
Commercial Services & Supplies 7.9%
Apollo Group, Inc. "A"*	10,555	464,420
Avery Dennison Corp.	9,650	589,422
Convergys Corp.*	29,540	447,531
DST Systems, Inc.*	13,430	477,437
Fiserv, Inc.*	26,000	882,700
FTI Consulting, Inc.*	8,670	348,101
Manpower, Inc.	14,690	468,611
Robert Half International, Inc.*	31,340	504,887
The Corporate Executive Board Co.*	8,580	273,874
Weight Watchers International, Inc.*	8,660	398,100
		4,855,083
Machinery 1.0%
Navistar International Corp.	25,370	616,745
Information Technology 26.8%
Communications Equipment 4.9%
CIENA Corp.*	89,290	458,951
Comverse Technologies, Inc.*	60,920	610,418
JDS Uniphase Corp.*	139,020	343,379
Juniper Networks, Inc.*	60,810	413,508
Nortel Networks Corp.*	315,980	508,728
Tellabs, Inc.*	98,150	713,551
		3,048,535
Computers & Peripherals 1.9%
Lexmark International, Inc.*	10,440	631,620
Network Appliance, Inc.*	53,340	533,400
		1,165,020
Electronic Equipment & Instruments 0.5%
Agilent Technologies, Inc.*	17,340	311,426
Internet Software & Services 2.8%
Internet Security Systems, Inc.*	23,710	434,604
	Shares	Value ($)

VeriSign, Inc.	62,940	504,779
Yahoo!, Inc.*	48,060	785,781
		1,725,164
IT Consulting & Services 0.9%
SunGard Data Systems, Inc.*	23,530	554,367
Semiconductor Equipment & Products 8.4%
Cabot Microelectronics Corp.*	7,850	370,520
Cymer, Inc.*	23,360	753,360
KLA-Tencor Corp.*	25,690	908,655
Lam Research Corp.*	26,460	285,768
Novellus Systems, Inc.*	32,010	898,841
NVIDIA Corp.*	25,900	298,109
PMC-Sierra, Inc.*	54,810	304,744
QLogic Corp.*	7,000	241,570
RF Micro Devices, Inc.*	25,640	187,941
Skyworks Solutions, Inc.*	60,460	521,165
Teradyne, Inc.*	29,850	388,349
		5,159,022
Software 7.4%
Adobe Systems, Inc.	27,360	681,538
BEA Systems, Inc.*	56,360	646,449
Citrix Systems, Inc.*	26,500	326,480
Electronic Arts, Inc.*	15,110	752,025
Mercury Interactive Corp.*	21,540	638,661
Network Associates, Inc.*	29,420	473,368
PeopleSoft, Inc.*	24,250	443,775
Symantec Corp.*	15,110	611,200
		4,573,496
Materials 1.8%
Chemicals 1.1%
Ecolab, Inc.	13,240	655,380
Containers & Packaging 0.7%
Ball Corp.	8,980	459,686
Telecommunication Services 1.7%
Wireless Telecommunication Services
Nextel Communications, Inc. "A"*	91,560	1,057,513
Total Common Stocks (Cost $58,130,874)		60,047,422

Cash Equivalents 2.7%
Scudder Cash Management QP Trust, 1.4% (b) (Cost $1,636,964)	1,636,964	1,636,964
Total Investment Portfolio - 100.0% (cost $59,767,838) (a)		61,684,386

Notes to SVS Turner Mid Cap Growth Portfolio of Investments

* Non-income producing security.
(a) The cost for federal income tax purposes was $60,923,294. At December 31, 2002, net unrealized appreciation for all securities based on tax cost was $761,092. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,862,449 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,101,357.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2002
Assets
Investments in securities, at value (cost $59,767,838)	$ 61,684,386
Cash	10,000
Receivable for investments sold	558,456
Dividends receivable	21,355
Interest receivable	1,693
Receivable for Portfolio shares sold	65,739
Other assets	965
Total assets	62,342,594
Liabilities
Payable for investments purchased	857,389
Payable for Portfolio shares redeemed	17
Accrued management fee	70,994
Other accrued expenses and payables	25,857
Total liabilities	954,257
Net assets, at value	$ 61,388,337
Net Assets
Net assets consist of: Accumulated net investment loss	(224)
Net unrealized appreciation (depreciation) on investments	1,916,548
Accumulated net realized gain (loss)	(24,935,592)
Paid-in capital	84,407,605
Net assets, at value	$ 61,388,337
Class A Net Asset Value, offering and redemption price per share ($60,810,821 / 10,171,623 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.98
Class B Net Asset Value, offering and redemption price per share ($577,516 / 96,707 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.97

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $333)	$ 137,722
Interest	51,211
Total Income	188,933
Expenses: Management fee	614,364
Custodian and accounting fees	66,487
Distribution service fees	107
Auditing	7,876
Legal	1,624
Reports to shareholders	1,406
Other	3,355
Total expenses, before expense reductions	695,219
Expense reductions	(165)
Total expenses, after expense reductions	695,054
Net investment income (loss)	(506,121)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(21,909,720)
Net unrealized appreciation (depreciation) during the period on investments	(2,467,410)
Net gain (loss) on investment transactions	(24,377,130)
Net increase (decrease) in net assets resulting from operations	$ (24,883,251)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2002	2001[a]
Operations: Net investment income (loss)	$ (506,121)	$ (86,000)
Net realized gain (loss) on investment transactions	(21,909,720)	(3,025,872)
Net unrealized appreciation (depreciation) on investment transactions during the period	(2,467,410)	4,383,958
Net increase (decrease) in net assets resulting from operations	(24,883,251)	1,272,086
Portfolio share transactions: Class A Proceeds from shares sold	46,715,731	48,203,751
Cost of shares redeemed	(9,232,385)	(1,285,187)
Net increase (decrease) in net assets from Class A share transactions	37,483,346	46,918,564
Class B* Proceeds from shares sold	597,955	-
Cost of shares redeemed	(363)	-
Net increase (decrease) in net assets from Class B share transactions	597,592	-
Increase (decrease) in net assets	13,197,687	48,190,650
Net assets at beginning of period	48,190,650	-
Net assets at end of period (including accumulated net investment loss of $224 at December 31, 2002)	$ 61,388,337	$ 48,190,650
Other Information
Class A Shares outstanding at beginning of period	5,463,686	-
Shares sold	6,040,022	5,595,450
Shares redeemed	(1,332,085)	(131,764)
Net increase (decrease) in Portfolio shares	4,707,937	5,463,686
Shares outstanding at end of period	10,171,623	5,463,686
Class B* Shares outstanding at beginning of period	-	-
Shares sold	96,763	-
Shares redeemed	(56)	-
Net increase (decrease) in Portfolio shares	96,707	-
Shares outstanding at end of period	96,707	-

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
* For the period from July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.82	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	(.04)
Net realized and unrealized gain (loss) on investment transactions	(2.78)	(1.14)[c]
Total from investment operations	(2.84)	(1.18)
Net asset value, end of period	$ 5.98	$ 8.82
Total Return (%)	(32.20)	(11.80)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	61	48
Ratio of expenses before expense reductions (%)	1.13	1.82*
Ratio of expenses after expense reductions (%)	1.13	1.30*
Ratio of net investment income (loss) (%)	(.82)	(.76)*
Portfolio turnover rate (%)	225	205*

a For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
b Based on average shares outstanding during the period.
c The amount of net realized and unrealized gain shown for a share outstanding for the period ending December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B

2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 6.60
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.61)
Total from investment operations	(.63)
Net asset value, end of period	$ 5.97
Total Return (%)	(9.55)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.6
Ratio of expenses (%)	1.38*
Ratio of net investment income (loss) (%)	(.81)*
Portfolio turnover rate (%)	225

a For the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002.
b Based on an average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Variable Series II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. Effective May 1, 2002, the Trust commenced offering SVS MFS Strategic Value Portfolio. The Trust offers twenty-seven portfolios (the "portfolio(s)").

Multiple Classes of Shares of Beneficial Interest. The Trust offers one class of shares for the Scudder Strategic Income Portfolio. Two classes of shares (Class A shares and Class B shares) are offered for each of the other Portfolios. Sales of Class B shares commenced July 1, 2002 and are subject to a Rule 12b-1 fees under the 1940 Act, equal to an annual rate of up to 0.25% of the average daily net assets value of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the portfolio. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Trust are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the portfolios, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the portfolio if the option is exercised. The portfolios may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the portfolio writes a covered call option, the portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the portfolio writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The portfolios may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the portfolio. When entering into a closing transaction, the portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The portfolios may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Scudder Government Securities Portfolio and Scudder Total Return Portfolio entered into mortgage dollar rolls in which each portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. Each portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the portfolio is able to repurchase them.

When-Issued/Delayed Delivery Securities. Several of the portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until payment takes place. At the time the portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The portfolios' policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the portfolios paid no federal income taxes and no federal income tax provision was required.

At December 31, 2002, the following portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforward ($)	Expiration Date
Scudder Aggressive Growth Portfolio	3,153,000	12/31/2008
	5,489,000	12/31/2009
	8,989,000	12/31/2010
Scudder Blue Chip Portfolio	2,007,000	12/31/2006
	2,837,000	12/31/2008
	33,492,000	12/31/2009
	21,980,000	12/31/2010
Scudder Contrarian Value Portfolio	19,935,000	12/31/2008
	11,765,000	12/31/2010
Scudder Global Blue Chip Portfolio	2,711,000	12/31/2009
	4,724,000	12/31/2010
Scudder Growth Portfolio	127,000	12/31/2007
	94,268,000	12/31/2009
	39,545,000	12/31/2010
Scudder High Income Portfolio	2,026,000	12/31/2003
	12,052,000	12/31/2007
	16,114,000	12/31/2008
	22,935,000	12/31/2009
	55,108,000	12/31/2010
Scudder International Select Equity Portfolio	130,000	12/31/2007
	3,819,000	12/31/2008
	30,360,000	12/31/2009
	20,016,000	12/31/2010
Scudder Investment Grade Bond Portfolio	1,614,000	12/31/2008
Scudder Small Cap Growth Portfolio	87,907,000	12/31/2009
	62,668,000	12/31/2010
Scudder Technology Growth Portfolio	8,613,000	12/31/2008
	94,141,000	12/31/2009
	93,500,000	12/31/2010
Scudder Total Return Portfolio	57,276,000	12/31/2009
	8,813,000	12/31/2010
SVS Davis Venture Value Portfolio	127,000	12/31/2009
	4,386,000	12/31/2010
SVS Dreman Financial Services Portfolio	2,341,000	12/31/2009
	2,479,000	12/31/2010
SVS Dreman High Return Equity Portfolio	21,004,000	12/31/2010
SVS Eagle Focused Large Cap Growth Portfolio	1,336,000	12/31/2008
	7,025,000	12/31/2009
	13,889,000	12/31/2010
SVS Focus Value+Growth Portfolio	9,619,000	12/31/2009
	15,209,000	12/31/2010
SVS Index 500 Portfolio	448,000	12/31/2008
	3,267,000	12/31/2009
	9,116,000	12/31/2010
SVS INVESCO Dynamic Growth Portfolio	317,000	12/31/2009
	6,175,000	12/31/2010
SVS Janus Growth and Income Portfolio	3,871,000	12/31/2008
	16,173,000	12/31/2009
	29,907,000	12/31/2010
SVS Janus Growth Opportunities Portfolio	2,379,000	12/31/2008
	31,299,000	12/31/2009
	42,499,000	12/31/2010
SVS MFS Strategic Value Portfolio	236,000	12/31/2010
SVS Oak Strategic Equity Portfolio	322,000	12/31/2009
	4,400,000	12/31/2010
SVS Turner Mid Cap Growth Portfolio	2,384,000	12/31/2009
	21,233,000	12/31/2010

Scudder Growth Portfolio inherited approximately $127,000 of capital losses from its merger with Scudder Variable Life Large Company Growth Portfolio on April 30, 2001, which may be applied against any realized net taxable capital gains in future years or until December 31, 2007, the respective date, whichever occurs first, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

In addition, the Scudder International Select Equity Portfolio inherited approximately $10,886,000 of capital losses from its merger with Scudder New Europe Portfolio (see Note H), which may be applied against any realized net taxable capital gains in future years or until December 31, 2007 ($130,000), December 31, 2008 ($3,819,000), and December 31, 2009 ($6,937,000), the respective expiration dates, whichever occurs first, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

For the period from November 1, 2002 through December 31, 2002, the following portfolios incurred approximate net realized capital losses as follows:

Portfolio	Net Realized Capital Loss ($)
Scudder Aggressive Growth Portfolio	16,920,000
Scudder Blue Chip Portfolio	11,334,000
Scudder Contrarian Value Portfolio	3,818,000
Scudder Global Blue Chip Portfolio	1,515,000
Scudder Government Securities Portfolio	104,000
Scudder Growth Portfolio	12,553,000
Scudder High Income Portfolio	12,461,000
Scudder International Select Equity Portfolio	1,906,000
Scudder Small Cap Growth Portfolio	16,991,000
Scudder Technology Growth Portfolio	3,071,000
Scudder Total Return Portfolio	27,985,000
SVS Dreman Financial Services Portfolio	100
SVS Dreman High Return Equity Portfolio	20,268,000
SVS Dreman Small Cap Value Portfolio	12,566,000
SVS Eagle Focused Large Cap Growth Portfolio	1,830,000
SVS Focus Value+Growth Portfolio	6,189,000
SVS Index 500 Portfolio	1,337,000
SVS INVESCO Dynamic Growth Portfolio	765,000
SVS Janus Growth Opportunities Portfolio	3,466,000
SVS MFS Strategic Value Portfolio	17,000
SVS Oak Strategic Equity Portfolio	1,722,000
SVS Turner Mid Cap Growth Portfolio	164,000

As permitted by tax regulations, the portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, for all portfolios except the Scudder Money Market Portfolio, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the portfolio if not distributed and, therefore, will be distributed to shareholders at least annually. All of the net investment income of the Scudder Money Market Portfolio is declared as a daily dividend and is distributed to shareholders monthly. For the purpose of the daily dividend, net investment income includes all realized gains (losses) on portfolio securities.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the portfolio.

At December 31, 2002, the portfolios' components of distributable earnings on a tax basis are as follows:

Portfolio	Undistributed ordinary income ($)	Undistributed net long-term capital gains ($)	Capital loss carryforwards ($)	Unrealized appreciation (depreciation) on investments ($)
Scudder Aggressive Growth Portfolio	-	-	(17,631,000)	(11,388,813)
Scudder Blue Chip Portfolio	1,275,142	-	(60,316,000)	(6,288,396)
Scudder Contrarian Value Portfolio	4,285,708	-	(31,700,000)	(26,977,293)
Scudder Global Blue Chip Portfolio	136,960	-	(7,435,000)	(4,339,552)
Scudder Government Securities Portfolio	24,048,334	649,165	-	6,827,177
Scudder Growth Portfolio	247,291	-	(133,940,000)	(24,768,191)
Scudder High Income Portfolio	29,833,814	-	(108,235,000)	(52,960,018)
Scudder International Select Equity Portfolio	1,477,837	-	(54,325,000)	(6,640,650)
Scudder Investment Grade Bond Portfolio	7,798,154	-	(1,614,000)	5,135,027
Scudder Money Market Portfolio	-	-	-	-
Scudder Small Cap Growth Portfolio	-	-	(150,575,000)	(1,633,374)
Scudder Strategic Income Portfolio	819,754	17,624	-	3,311,073
Scudder Technology Growth Portfolio	-	-	(196,254,000)	(133,313,518)
Scudder Total Return Portfolio	18,372,347	-	(66,089,000)	(46,599,528)
SVS Davis Venture Value Portfolio	866,534	-	(4,513,000)	(20,767,996)
SVS Dreman Financial Services Portfolio	1,797,871	-	(4,820,000)	(5,732,596)
SVS Dreman High Return Equity Portfolio	11,110,116	-	(21,004,000)	(74,970,942)
SVS Dreman Small Cap Value Portfolio	3,038,509	4,025,454	-	(21,618,901)
SVS Eagle Focused Large Cap Growth Portfolio	-	-	(22,250,000)	(8,034,364)
SVS Focus Value+Growth Portfolio	823,949	-	(24,828,000)	(18,924,646)
SVS Index 500 Portfolio	2,668,886	-	(12,831,000)	(77,556,437)
SVS INVESCO Dynamic Growth Portfolio	-	-	(6,492,000)	(1,417,971)
SVS Janus Growth and Income Portfolio	952,875	-	(49,951,000)	(20,762,943)
SVS Janus Growth Opportunities Portfolio	-	-	(76,177,000)	(34,773,049)
SVS MFS Strategic Value Portfolio	21,354	-	(236,000)	(477,876)
SVS Oak Strategic Equity Portfolio	-	-	(4,722,000)	(16,411,581)
SVS Turner Mid Cap Growth Portfolio	-	-	(23,617,000)	761,092

In addition, during the year ended December 31, 2002 the tax character of distributions paid to shareholders by the portfolios is summarized as follows:

Portfolio	Distributions from ordinary income* ($)	Distributions from long-term capital gains ($)	Distributions from return of capital ($)
Scudder Aggressive Growth Portfolio	257,547	-	-
Scudder Blue Chip Portfolio	811,699	-	-
Scudder Contrarian Value Portfolio	3,673,679	-	-
Scudder Global Blue Chip Portfolio	282,572	-	-
Scudder Government Securities Portfolio	11,715,627	-	-
Scudder High Income Portfolio	31,372,534	-	-
Scudder International Select Equity Portfolio	514,449	-	-
Scudder Investment Grade Bond Portfolio	5,123,396	-	-
Scudder Money Market Portfolio	8,119,785	-	-
Scudder Strategic Income Portfolio	775,880	-	-
Scudder Technology Growth Portfolio	313,166	-	-
Scudder Total Return Portfolio	21,620,590	-	-
SVS Davis Venture Value Portfolio	189,351	-	-
SVS Dreman Financial Services Portfolio	1,016,304	-	-
SVS Dreman High Return Equity Portfolio	4,924,989	1,523,210	-
SVS Dreman Small Cap Value Portfolio	910,198	-	-
SVS Focus Value+Growth Portfolio	658,082	-	-
SVS Index 500 Portfolio	1,192,208	-	-
SVS Janus Growth and Income Portfolio	1,106,501	-	-

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses arising in connection with a specific portfolio are allocated to that portfolio. Other Trust expenses are allocated between the portfolios in proportion to their relative net assets.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for all portfolios except the Scudder Total Return Portfolio. All discounts and premiums for the Scudder Total Return Portfolio are accreted/amortized for financial reporting purposes only.

B. Investment Transactions

During the year ended December 31, 2002, purchases and sales of investment transactions (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Proceeds from Sales ($)
Scudder Aggressive Growth Portfolio	41,791,446	31,336,695
Scudder Blue Chip Portfolio	400,224,408	405,711,001
Scudder Contrarian Value Portfolio	209,183,103	190,477,719
Scudder Global Blue Chip Portfolio excluding direct US Government obligations and short-term investments	26,151,191	16,323,415
direct US Government obligations	502,363	1,322,100
Scudder Government Securities Portfolio: excluding direct US Government obligations, short-term investments and mortgage dollar roll transactions	2,205,672,602	1,945,822,890
direct US Government obligations	233,820,107	241,203,463
mortgage dollar roll transactions	477,261,625	478,794,041
Scudder Growth Portfolio	120,034,430	170,604,719
Scudder High Income Portfolio: excluding direct US Government obligations and short-term investments	315,930,193	258,822,347
direct US Government obligations	109,389,575	155,182,056
Scudder International Select Equity Portfolio	210,727,972	203,544,000
Scudder Investment Grade Bond Portfolio: excluding direct US Government obligations, short-term investments and mortgage dollar roll transaction	297,945,232	220,563,444
direct US Government Obligations	223,079,801	209,652,959
Scudder Small Cap Growth Portfolio	116,261,706	124,631,454
Scudder Strategic Income Portfolio excluding direct US Government obligations and short-term investments	36,251,994	13,680,682
direct US Government obligations	25,629,815	9,421,435
Scudder Technology Growth Portfolio	203,877,000	152,250,211
Scudder Total Return Portfolio excluding direct US Government obligations, short-term investments and mortgage dollar roll transactions	710,283,922	673,499,772
direct US Government obligations	307,868,885	401,329,300
mortgage dollar roll transactions	40,582,783	40,748,984
SVS Davis Venture Value Portfolio	100,713,491	29,774,477
SVS Dreman Financial Services Portfolio	40,569,350	16,707,275
SVS Dreman High Return Equity Portfolio	300,337,190	85,163,907
SVS Dreman Small Cap Value Portfolio	317,006,860	211,965,795
SVS Eagle Focused Large Cap Growth Portfolio	103,821,310	78,175,797
SVS Focus Value+Growth Portfolio	129,820,483	127,941,415
SVS Index 500 Portfolio	102,013,041	15,016,158
SVS INVESCO Dynamic Growth Portfolio	32,313,497	18,634,878
SVS Janus Growth and Income Portfolio excluding direct US Government obligations and short-term investments	121,018,271	72,586,559
direct US Government obligations	14,882,741	8,111,177
SVS Janus Growth Opportunities Portfolio	80,054,420	64,592,350
SVS MFS Strategic Value Portfolio	7,547,772	1,938,986
SVS Oak Strategic Equity Portfolio	26,343,155	6,870,758
SVS Turner Mid Cap Growth Portfolio	170,284,960	132,690,475

For the year ended December 31, 2002, transactions for written options were as follows for the Scudder Aggressive Growth Portfolio:

	Contracts	Premium ($)
Beginning of period	-	-
Written	1,231	90,211
Closed	-	-
Exercised	(541)	(51,028)
Expired	(690)	(39,183)
End of period	-	-

For the year ended December 31, 2002, transactions for written options were as follows for the Scudder Small Cap Growth Portfolio:

	Contracts	Premium ($)
Beginning of period	-	-
Written	650	47,913
Closed	-	-
Exercised	-	-
Expired	(650)	(47,913)
End of period	-	-

For the year ended December 31, 2002, transactions for written options were as follows for the Scudder Technology Growth Portfolio:

	Contracts	Premium ($)
Beginning of period	648	111,452
Written	2,240	278,913
Closed	(1,531)	(214,399)
Exercised	-	-
Expired	(1,357)	(175,966)
End of period	-	-

C. Related Parties

On April 5, 2002, Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG. Deutsche Bank AG acquired 100% of ZSI with the exception of Threadneedle Investments in the UK. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the portfolios. The management fee rate paid by the portfolios under the new Investment Management Agreement (the "Management Agreement") is the same in all material respects as the previous management agreement except that the investment management fee rate applicable to the SVS Index 500 Portfolio is lower, as shown below on page 188.

Management Agreement. Under the Management Agreement the Advisor directs the investments of the portfolios in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the portfolios. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. Accordingly, for the year ended December 31, 2002, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios' average daily net assets:

Portfolio	Annual Management Fee Rate
Scudder Blue Chip Portfolio	0.65%
Scudder Contrarian Value Portfolio	0.75%
Scudder Government Securities Portfolio	0.55%
Scudder Growth Portfolio	0.60%
Scudder High Income Portfolio	0.60%
Scudder International Select Equity Portfolio	0.75%
Scudder Investment Grade Bond Portfolio	0.60%
Scudder Money Market Portfolio	0.50%
Scudder Small Cap Growth Portfolio	0.65%
Scudder Strategic Income Portfolio	0.65%
Scudder Total Return Portfolio	0.55%
SVS Dreman Small Cap Value Portfolio	0.75%
SVS Focus Value+Growth Portfolio	0.75%

The Scudder Aggressive Growth Portfolio, Scudder Technology Growth Portfolio, SVS Dreman Financial Services Portfolio and SVS Dreman High Return Equity Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.75%
next $750 million	0.72%
next $1.5 billion	0.70%
next $2.5 billion	0.68%
next $2.5 billion	0.65%
next $2.5 billion	0.64%
next $2.5 billion	0.63%
Over $12.5 billion	0.62%

Accordingly, for the year ended December 31, 2002, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios' average daily net assets:

Portfolio	Effective Rate
Scudder Aggressive Growth Portfolio	0.75%
Scudder Technology Growth Portfolio	0.75%
SVS Dreman Financial Services Portfolio	0.75%
SVS Dreman High Return Equity Portfolio	0.73%

SVS INVESCO Dynamic Growth Portfolio and SVS Turner Mid Cap Growth Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	1.000%
next $250 million	0.975%
next $500 million	0.950%
next $1.5 billion	0.925%
Over $2.5 billion	0.900%

Accordingly, for the year ended December 31, 2002, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios' average daily net assets:

Portfolio	Effective Rate
SVS INVESCO Dynamic Growth Portfolio	1.00%
SVS Turner Mid Cap Growth Portfolio	1.00%

SVS Davis Venture Value Portfolio, SVS Eagle Focused Large Cap Growth Portfolio, SVS Janus Growth and Income Portfolio, SVS Janus Growth Opportunities Portfolio and SVS Oak Strategic Equity Portfolio each pay a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $1.5 billion	0.875%
Over $2.5 billion	0.850%

Accordingly, for the year ended December 31, 2002, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios' average daily net assets:

Portfolio	Effective Rate
SVS Davis Venture Value Portfolio	0.95%
SVS Eagle Focused Large Cap Growth Portfolio	0.95%
SVS Janus Growth and Income Portfolio	0.95%
SVS Janus Growth Opportunities Portfolio	0.94%
SVS Oak Strategic Equity Portfolio	0.95%

The SVS Index 500 Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$200 million	0.440%
$200 million-$750 million	0.400%
$750 million-$2 billion	0.380%
$2 billion-$5 billion	0.365%
Over $5 billion	0.335%

Effective April 5, 2002, the sub-advisor agreement between the SVS Index 500 Portfolio and Deutsche Asset Management, Inc. was terminated and the investment management fee was lowered. The portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.370%
next $250 million	0.330%
next $500 million	0.310%
next $1.5 billion	0.295%
Over $2.5 billion	0.270%

Accordingly, for the year ended December 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.39% of SVS Index 500 Portfolio's average daily net assets.

The Scudder Global Blue Chip Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	1.00%
next $500 million	0.95%
next $750 million	0.90%
next $1.5 billion	0.85%
Over $3 billion	0.80%

Accordingly, for the year ended December 31, 2002, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolio's average daily net assets:

Portfolio	Effective Rate
Scudder Global Blue Chip Portfolio	1.00%

The SVS MFS Strategic Value Portfolio pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $500 million	0.825%
next $1 billion	0.800%
Over $2.5 billion	0.775%

Accordingly, for the year ended December 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of the portfolio's average daily net assets:

Portfolio	Total Aggregated ($)	Not Imposed ($)	Effective Rate
SVS MFS Strategic Value Portfolio	24,692	15,643	0.23%

Effective September 30, 2002 and September 2, 2002, respectively, Deutsche Asset Management Investment Services Limited ("DeAMIS") serves as sub-advisor to the Scudder International Select Equity and Scudder Strategic Income Portfolios and is paid by the Advisor for its services.

Dreman Value Management, L.L.C. serves as sub-advisor to the SVS Dreman Financial Services, SVS Dreman High Return Equity and SVS Dreman Small Cap Value Portfolios and is paid by the Advisor for its services.

INVESCO serves as sub-advisor to the SVS INVESCO Dynamic Growth Portfolio and is paid by the Advisor for its services.

Eagle Asset Management, Inc. serves as sub-advisor to the SVS Eagle Focused Large Cap Growth Portfolio and is paid by the Advisor for its services.

Janus Capital Management, L.L.C., formerly Janus Capital Corporation, serves as sub-advisor to the SVS Janus Growth and Income and SVS Janus Growth Opportunities Portfolios and is paid by the Advisor for its services.

Turner Investment Partners, Inc. serves as sub-advisor to the SVS Turner Mid Cap Growth Portfolio and is paid by the Advisor for its services.

Oak Associates, Ltd. serves as sub-advisor to the SVS Oak Strategic Equity Portfolio and is paid by the Advisor for its services.

Davis Selected Advisors, L.P., serves as sub-advisor to the SVS Davis Venture Value Portfolio and is paid by the Advisor for its services.

Jennison Associates, L.L.C. serves as sub-advisor to the "growth" portion and, effective April 5, 2002, Dreman Value Management, L.L.C. serves as sub-advisor to the "value" portion of the of the SVS Focus Value+Growth Portfolio and are paid by the Advisor for their services.

Massachusetts Financial Services Company ("MFS") serves as sub-advisor to the SVS MFS Strategic Value Portfolio and is paid by the Advisor for its services.

Service Provider Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each portfolio. For the year ended December 31, 2002, SFAC received the following fee for its services for the following portfolios:

Portfolio	Total Aggregated ($)	Fees Waived by Advisor ($)	Unpaid at December 31, 2002 ($)
Scudder Aggressive Growth Portfolio	6,114	-	731
Scudder Global Blue Chip Portfolio	52,678	-	4,903
Scudder Technology Growth Portfolio	46,465	-	5,185
SVS Davis Venture Value Portfolio	46,548	-	4,249
SVS Dreman Financial Services Portfolio	42,577	-	3,457
SVS Dreman High Return Equity Portfolio	95,203	-	11,346
SVS Eagle Focused Large Cap Growth Portfolio	21,745	-	7,269
SVS Index 500 Portfolio	96,904	-	15,516
SVS INVESCO Dynamic Growth Portfolio	18,190	-	3,224
SVS Janus Growth and Income Portfolio	76,303	-	5,744
SVS Janus Growth Opportunities Portfolio	39,556	-	3,599
SVS MFS Strategic Value Portfolio	24,898	24,898	-
SVS Oak Strategic Equity Portfolio	6,453	-	1,097
SVS Turner Mid Cap Growth Portfolio	48,267	-	7,816

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of Class B shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B shares. For the period July 1, 2002 (commencement of sales) through December 31, 2002, the Distribution Fee was as follows:

Portfolio	Total Aggregated ($)	Fees Waived by Advisor ($)	Unpaid at December 31, 2002 ($)
Scudder Aggressive Growth Portfolio	18	-	13
Scudder Blue Chip Portfolio	65	-	50
Scudder Contrarian Value Portfolio	100	-	75
Scudder Global Blue Chip Portfolio	47	-	31
Scudder Government Securities Portfolio	618	-	419
Scudder Growth Portfolio	28	-	20
Scudder High Income Portfolio	205	-	159
Scudder International Select Equity Portfolio	90	-	64
Scudder Investment Grade Bond Portfolio	369	-	263
Scudder Money Market	729	438	172
Scudder Small Cap Growth Portfolio	96	-	71
Scudder Technology Growth Portfolio	80	-	43
Scudder Total Return Portfolio	227	-	127
SVS Davis Venture Value Portfolio	190	-	123
SVS Dreman Financial Services Portfolio	95	-	62
SVS Dreman High Return Equity Portfolio	426	-	316
SVS Dreman Small Cap Value Portfolio	243	-	170
SVS Eagle Focused Large Cap Growth Portfolio	119	-	80
SVS Focus Value+Growth Portfolio	95	-	67
SVS Index 500 Portfolio	304	-	183
SVS INVESCO Dynamic Growth Portfolio	25	-	17
SVS Janus Growth and Income Portfolio	73	-	53
SVS Janus Growth Opportunities Portfolio	33	-	25
SVS MFS Strategic Value Portfolio	80	-	54
SVS Oak Strategic Equity Portfolio	81	-	56
SVS Turner Mid Cap Growth Portfolio	107	-	79

For Scudder Money Market Portfolio, the Advisor has agreed to waive 0.15% of the 12b-1 fee until April 30, 2003.

Trustees' Fees and Expenses. The portfolios pay each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the portfolios may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the portfolios for the year ended December 31, 2002 are reflected as interest income on the Statement of Operations as follows:

Portfolio	Amount ($)
Scudder Aggressive Growth Portfolio	128,677
Scudder Blue Chip Portfolio	105,485
Scudder Contrarian Value Portfolio	410,619
Scudder Global Blue Chip Portfolio	20,273
Scudder Government Securities Portfolio	1,822,228
Scudder Growth Portfolio	95,580
Scudder High Income Portfolio	235,486
Scudder International Select Equity Portfolio	19,810
Scudder Investment Grade Bond Portfolio	300,894
Scudder Small Cap Growth Portfolio	360,907
Scudder Strategic Income Portfolio	64,272
Scudder Technology Growth Portfolio	656,174
Scudder Total Return Portfolio	597,823
SVS Davis Venture Value Portfolio	297,693
SVS Dreman Financial Services Portfolio	64,148
SVS Dreman High Return Equity Portfolio	621,919
SVS Dreman Small Cap Value Portfolio	183,970
SVS Eagle Focused Large Cap Growth Portfolio	55,043
SVS Focus Value+Growth Portfolio	70,471
SVS Index 500 Portfolio	116,708
SVS INVESCO Dynamic Growth Portfolio	38,677
SVS Janus Growth and Income Portfolio	442,027
SVS Janus Growth Opportunities Portfolio	123,140
SVS MFS Strategic Value Portfolio	2,568
SVS Oak Strategic Equity Portfolio	29,002
SVS Turner Mid Cap Growth Portfolio	51,211

D. Investing in High Yield Securities

The Scudder High Income Portfolio invests a substantial portion of its assets in high yield bonds. These bonds ordinarily are in the lower rating categories of recognized rating agencies or are non-rated, and thus involve more risk than higher rated bonds.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Expense Off-Set Arrangements

The portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the portfolio's expenses. During the year ended December 31, 2002, the portfolios' custodian fees were reduced under these arrangements as follows:

Portfolio	Amount ($)
Scudder Aggressive Growth Portfolio	460
Scudder Blue Chip Portfolio	38
Scudder Contrarian Value Portfolio	69
Scudder Growth Portfolio	24
Scudder High Income Portfolio	1,411
Scudder Investment Grade Bond Portfolio	451
Scudder Money Market Portfolio	265
Scudder Small Cap Growth Portfolio	733
Scudder Strategic Income Portfolio	767
Scudder Technology Growth Portfolio	50
Scudder Total Return Portfolio	401
SVS Davis Venture Value Portfolio	465
SVS Dreman Financial Services Portfolio	145
SVS Dreman High Return Equity Portfolio	465
SVS Dreman Small Cap Value Portfolio	1,528
SVS Eagle Focused Large Cap Growth Portfolio	145
SVS Focus Value+Growth Portfolio	41
SVS Index 500 Portfolio	76
SVS INVESCO Dynamic Growth	49
SVS Janus Growth and Income Portfolio	175
SVS Janus Growth Opportunities Portfolio	37
SVS MFS Strategic Value	27
SVS Oak Strategic Equity Portfolio	82
SVS Turner Mid Cap Growth Portfolio	165

G. Commitments

As of December 31, 2002, the following portfolios had entered into the following forward foreign currency exchange contracts resulting in the following:

Scudder Global Blue Chip Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (US$)
JPY	171,094,000	USD	1,400,000	1/24/03	(42,097)

Scudder High Income Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (US$)
EUR	1,725,490	USD	1,695,580	1/22/03	(114,490)
EUR	91,770	USD	93,928	3/19/03	(2,122)
					(116,612)

Scudder Strategic Income Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (US$)
CAD	941,514	USD	604,356	1/31/03	6,636
USD	139,930	EUR	140,000	2/28/03	6,715
					13,351
Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (US$)
EUR	5,776,144	USD	5,789,209	1/31/03	(257,170)
GBP	1,073,683	USD	1,664,209	1/31/03	(62,147)
EUR	825,000	USD	824,010	2/28/03	(40,145)
JPY	522,748,148	USD	4,305,998	1/31/03	(101,287)
					(460,749)

SVS Janus Growth and Income Portfolio

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (US$)
USD	2,008,200	EUR	2,000,000	2/21/03	87,286
Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation) (US$)
EUR	150,000	USD	153,085	2/21/03	(4,076)

Abbreviations:

USD	United States Dollar	GBP	British Pound
CAD	Canadian Dollar	JPY	Japanese Yen
EUR	Euro

H. Ownership of the Portfolios

At the end of the period, the beneficial ownership in the portfolios was as follows:

Scudder Aggressive Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 63% and 37%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

Scudder Blue Chip Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 53% and 42%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

Scudder Contrarian Value Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 46%, 34% and 20%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

Scudder Global Blue Chip Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 53% and 44%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

Scudder Government Securities Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 48%, 29% and 15%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

Scudder Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 60%, 25% and 15%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

Scudder High Income Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 43%, 33% and 22%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

Scudder International Select Equity Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 36%, 36% and 28%, respectively. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 85% and 15%, respectively.

Scudder Investment Grade Bond Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 51% and 39%, respectively. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 90% and 10%, respectively.

Scudder Money Market Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 41%, 41% and 15%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

Scudder Small Cap Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 34%, 32% and 31%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

Scudder Strategic Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 52% and 41%, respectively.

Scudder Technology Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 66% and 32%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

Scudder Total Return Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 50%, 34% and 16%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

SVS Davis Venture Value Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 71% and 29%, respectively. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 88% and 12%, respectively.

SVS Dreman Financial Services Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 49% and 47%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

SVS Dreman High Return Equity Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 62% and 34%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

SVS Dreman Small Cap Value Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 46%, 37% and 14%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

SVS Eagle Focused Large Cap Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 65% and 32%, respectively. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 88% and 12%, respectively.

SVS Focus Value+Growth Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 58%, 25% and 15%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

SVS Index 500 Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 63% and 34%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

SVS INVESCO Dynamic Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 72% and 25%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

SVS Janus Growth and Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 63% and 35%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

SVS Janus Growth Opportunities Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 64% and 33%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

SVS MFS Strategic Value Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 56% and 44%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

SVS Oak Strategic Equity Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 77% and 21%, respectively. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

SVS Turner Mid Cap Growth Portfolio: One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 23%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 100%.

I. Line of Credit

The Trust and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The facility borrowing limit for each portfolio is as follows:

Portfolio	Facility Borrowing Limit
Scudder Aggressive Growth Portfolio	33%
Scudder Blue Chip Portfolio	33%
Scudder Contrarian Value Portfolio	33%
Scudder Global Blue Chip Portfolio	33%
Scudder Government Securities Portfolio	33%
Scudder Growth Portfolio	33%
Scudder High Income Portfolio	33%
Scudder International Select Equity Portfolio	33%
Scudder Investment Grade Bond Portfolio	33%
Scudder Money Market Portfolio	33%
Scudder Small Cap Growth Portfolio	33%
Scudder Strategic Income Portfolio	33%
Scudder Technology Growth Portfolio	5%
Scudder Total Return Portfolio	33%
SVS Davis Venture Value Portfolio	33%
SVS Dreman Financial Services Portfolio	33%
SVS Dreman High Return Equity Portfolio	33%
SVS Dreman Small Cap Value Portfolio	33%
SVS Eagle Focused Large Cap Growth Portfolio	33%
SVS Focus Value+Growth Portfolio	33%
SVS Index 500 Portfolio	33%
SVS INVESCO Dynamic Growth Portfolio	33%
SVS Janus Growth and Income Portfolio	33%
SVS Janus Growth Opportunities Portfolio	33%
SVS MFS Strategic Value Portfolio	33%
SVS Oak Strategic Equity Portfolio	33%
SVS Turner Mid Cap Growth Portfolio	33%

At the end of the period, Scudder Global Blue Chip Portfolio had $150,000 as outstanding. Interest expense incurred on the borrowings amounted to $144 for the year ended December 31, 2002. The average dollar amount of the borrowings was $240,909 and the weighted average interest rate on these borrowings was 1.909%.

J. Acquisition of Assets

On November 3, 2002, the Scudder International Select Equity Portfolio ("Acquiring Portfolio") acquired all the net assets of the Scudder New Europe Portfolio ("Acquired Portfolio") pursuant to a plan of reorganization approved by the shareholders. The acquisition was accomplished by a tax-free exchange of 5,317,510 shares of the Acquiring Portfolio for 3,442,318 shares of the Acquired Portfolio outstanding on November 3, 2002. The Acquired Portfolio's net assets at that date ($27,341,143), including 1,093,847 of net unrealized depreciation, were combined with those of Scudder International Select Equity Portfolio. The aggregate net assets of Scudder International Select Equity Portfolio immediately before the acquisition were $93,636,672. The combined net assets of the Scudder International Select Equity Portfolio immediately following the acquisition were $120,977,815.

On April 27, 2001, the Scudder Total Return Portfolio ("Acquiring Portfolio") acquired all the net assets of the Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and the Kemper Horizon 5 Portfolio ("Acquired Portfolios") pursuant to a plan of reorganization approved by the shareholders. The acquisition was accomplished by a tax-free exchange of 46,931,368 shares of the Acquiring Portfolio for the 21,787,601, 43,847,344 and 29,839,378 shares, respectively of the Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and the Kemper Horizon 5 Portfolio (unadjusted for June 18, 2001 stock split) outstanding on April 27, 2001. Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio and the Kemper Horizon 5 Portfolio's net assets at that date ($25,401,631, $50,410,127 and $34,187,073, respectively), including $1,957,048, $2,205,572 and $934,365, respectively, of net unrealized appreciation, were combined with those of Scudder Total Return Portfolio. The aggregate net assets of Scudder Total Return Portfolio immediately before the acquisition were $803,790,624. The combined net assets of the Scudder Total Return Portfolio immediately following the acquisition were $913,789,455.

Additionally, on April 30, 2001, the Scudder Growth Portfolio ("Acquiring Portfolio") acquired all the net assets of the Scudder Variable Life Large Company Growth Portfolio ("Acquired Portfolio") pursuant to a plan of reorganization approved by the shareholders. The acquisition was accomplished by a tax-free exchange of 3,180,533 shares of the Acquiring Portfolio (unadjusted for June 18, 2001 stock split) for the 1,317,680 shares of the Acquired Portfolio outstanding on April 30, 2001. The Acquired Portfolio's net assets at that date ($7,576,034), including $1,226,003 of net unrealized depreciation, were combined with those of Scudder Growth Portfolio. The aggregate net assets of Scudder Growth Portfolio immediately before the acquisition were $491,110,861. The combined net assets of the Scudder Growth Portfolio immediately following the acquisition were $498,686,895.

K. Subsequent Event

On September 27, 2002, Deutsche Bank AG agreed to the sale of its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Investments, Inc. ("NTI"), a subsidiary of Northern Trust Company. Under this agreement, it is proposed that Deutsche Investment Management Americas Inc. would remain as investment advisor to the SVS Index 500 Portfolio and that NTI would become a sub-advisor to the portfolio, subject to shareholder approval and satisfaction of certain other conditions, within three to six months from the date of the closing of the transaction. From the date of the closing of the transaction (January 31, 2003) until shareholders of the portfolio approve the sub-advisory agreement with NTI, the investment advisory personnel who provide services to the portfolio will be employees of NTI but will be seconded (leased) from NTI to Deutsche Investment Management Americas Inc. and continue to manage the portfolio pursuant to the current advisory agreement. After the shareholders approve the new sub-advisory agreement, the employees will no longer be leased to Deutsche Investment Management Americas Inc. but are expected to continue to provide services to the portfolio under the sub-advisory agreement as employees of NTI.

L. Restatement

The annual financial statements as of and for the year ended December 31, 2002 for the SVS Janus Growth and Income Portfolio have been restated to reflect an adjustment to the value of a security held at December 31, 2002. The effect of this adjustment was to increase the net assets by $885,456 or $0.03 per share at December 31, 2002. The net asset value per share was adjusted from $7.15 to $7.18 for Class A and from $7.14 to $7.17 for Class B. In accordance with this adjustment, the one year total return was adjusted from -20.56% to -20.22% for Class A. The total return for Class B for the period July 1, 2002 (commencement of sales of Class B shares) to December 31, 2002 was also adjusted from -10.30% to -9.92%.

Report of Ernst & Young LLP, Independent Auditors

The Trustees and the Shareholders of Scudder Variable Series II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Scudder Variable Series II (the "Trust") comprising the Scudder Aggressive Growth, Scudder Blue Chip, Scudder Contrarian Value, Scudder Global Blue Chip, Scudder Government Securities, Scudder Growth, Scudder High Income (formerly Scudder High Yield), Scudder International Select Equity (formerly Scudder International Research), Scudder Investment Grade Bond, Scudder Money Market, Scudder Small Cap Growth, Scudder Strategic Income, Scudder Technology Growth, Scudder Total Return, SVS Davis Venture Value (formerly SVS Venture Value), SVS Dreman Financial Services, SVS Dreman High Return Equity, SVS Dreman Small Cap Value (formerly Scudder Small Cap Value), SVS Eagle Focused Large Cap Growth (formerly SVS Focused Large Cap Growth), SVS Focus Value+Growth, SVS Index 500, SVS INVESCO Dynamic Growth (formerly SVS Dynamic Growth), SVS Janus Growth and Income (formerly SVS Growth and Income), SVS Janus Growth Opportunities (formerly SVS Growth Opportunities), SVS MFS Strategic Value, SVS Oak Strategic Equity (formerly SVS Strategic Equity), and SVS Turner Mid Cap Growth (formerly SVS Mid Cap Growth) Portfolios (collectively, the "portfolios") as of December 31, 2002, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Scudder Variable Series II at December 31, 2002, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

As described in Note L, the financial statements for 2002 of the SVS Janus Growth and Income Portfolio have been restated to reflect the adjustment to the value of a security held at December 31, 2002.

Boston, Massachusetts

February 13, 2003, except for Note L,
as to which date is April 24, 2003

Tax Information (Unaudited)

The following portfolio paid distributions from net long-term capital gains during the year ended December 31, 2002 as follows:

Portfolio	Distribution Per Share ($)	% Representing 20% Rate Gains
SVS Dreman High Return Equity Portfolio	.035	100

The following portfolio designated as capital gain dividends for its year ended December 31, 2002:

Portfolio	Capital Gain ($)	% Representing 20% Rate Gains
Scudder Government Securities Portfolio	714,000	100
Scudder Strategic Income Portfolio	19,000	100
SVS Dreman Small Cap Value Portfolio	4,227,000	100

For corporate shareholders, the following percentage of income dividends paid during the following portfolios' fiscal year ended December 31, 2002 qualified for the dividends received deduction:

Portfolio	%
Scudder Aggressive Growth Portfolio	54
Scudder Blue Chip Portfolio	100
Scudder Contrarian Value Portfolio	91
Scudder Global Blue Chip Portfolio	75
Scudder Total Return Portfolio	19
SVS Davis Venture Value Portfolio	100
SVS Dreman Financial Services Portfolio	100
SVS Dreman High Return Equity Portfolio	100
SVS Dreman Small Cap Value Portfolio	100
SVS Focus Value+Growth Portfolio	100
SVS Janus Growth and Income Portfolio	100
SVS Index 500 Portfolio	100

Scudder International Select Equity Portfolio paid foreign taxes of $267,043 and earned $1,820,760 of foreign source income during the year ended December 31, 2002. Pursuant to Section 853 of the Internal Revenue Code, Scudder International Select Equity Portfolio designates $0.02 per share as foreign taxes paid and $0.12 per share as income earned from foreign sources for the year ended December 31, 2002.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of December 31, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (56) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)	81
Lewis A. Burnham (69) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	81
Donald L. Dunaway (65) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	81
James R. Edgar (56) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products)	81
Paul K. Freeman (52) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	81
Robert B. Hoffman (66) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999); Vice President and Head of International Operations, FMC Corporation (manufacturer of machinery and chemicals) (1990-1994)	81
Shirley D. Peterson (61) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), U.S. Department of Justice. Directorships: Bethlehem Steel Corp.; Federal Mogul Corp.; Trustee, Bryn Mawr College	81
Fred B. Renwick (72) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; The Investment Fund for Foundations; Chairman, Finance Committee of Morehouse College Board of Trustees; American Bible Society Investment Committee; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees	81
William P. Sommers (69) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (engineering and testing firm); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena)	81
John G. Weithers (69) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange (until 1992). Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	81

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[2,3] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director of Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
198
William F. Glavin, Jr.[2] (44) Trustee and President, 2001-present	Managing Director of Deutsche Asset Management; President of Scudder Investor Services Corp. (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997); Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)	81
Alexander Black[4] (39) Vice President, 2002-present	Managing Director of Deutsche Asset Management	n/a
Janet C. Campagna[5] (45) Vice President, 2002-present	Managing Director of Deutsche Asset Management (1999 to present); prior thereto, investment strategist and manager of Asset Allocation Strategies Group at Barclays Global Investors; global asset allocation research director, First Quadrant Corp.
n/a
Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director of Deutsche Asset Management	n/a
Andrew P. Cestone[8] (32) Vice President, 2002-present	Managing Director of Deutsche Asset Management (1998 to present); prior thereto, investment analyst, Phoenix Investment Partners; credit officer in asset-based lending group, Fleet Bank	n/a
John E. Dugenske[6] (36) Vice President, 2002-present	Managing Director of Deutsche Asset Management (1998 to present); prior thereto, investment officer and portfolio manager, NISA Investment Advisors	n/a
Jan C. Faller[6] (36) Vice President, 2000-present	Managing Director of Deutsche Asset Management (1999-present); prior thereto, investment manager, PanAgora Asset Management, and banking officer, Wainwright Bank & Trust Co.	n/a
Joshua Feuerman[5] (37) Vice President, 2002-present	Managing Director of Deutsche Asset Management (1999 to present); prior thereto, head of international strategies, State Street Global Advisors	n/a
Daniel O. Hirsch[3] (48) Vice President and Assistant Secretary, 2002-present	Managing Director of Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
William E. Holzer[5] (53) Vice President, 2002-present	Managing Director of Deutsche Asset Management	n/a
Audrey M. T. Jones[5] (57) Vice President, 2003-present	Managing Director of Deutsche Asset Management	n/a
Kenneth Murphy[9] (39) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Darlene M. Rasel (51) Vice President, 2002-present	Managing Director of Deutsche Asset Management	n/a
Thomas F. Sassi[5] (60) Vice President, 1998-present	Managing Director of Deutsche Asset Management	n/a
Blair Treisman[5] (35) Vice President, 2002-present	Director of Deutsche Asset Management (1999-present); prior thereto, business services analyst, Salomon Smith Barney, senior research analyst and hedge fund manager, Midtown Research Group, and senior analyst, Putnam Investments

n/a
Timothy C. Vile[8] (41) Vice President, 2002-present	Managing Director of Deutsche Asset Management	n/a
Charles A. Rizzo[9] (45) Treasurer, 2002-present	Director of Deutsche Asset Management (April 2000 to present); formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Brenda Lyons[9] (40) Assistant Treasurer, 1998-present	Managing Director of Deutsche Asset Management	n/a
John Millette[9] (40) Secretary, 2001-present	Vice President of Deutsche Asset Management	n/a
Caroline Pearson[9] (40) Assistant Secretary, 1998-present	Managing Director of Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: 1 Appold Street, London, England
5 Address: 345 Park Avenue, New York, New York
6 Address: 280 Park Avenue, New York, New York
7 Address: 60 Wall Street, New York, New York
8 Address: 150 S. Independence Square West, Philadelphia, Pennsylvania
9 Address: Two International Place, Boston, Massachusetts

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Shareholder Meeting Results

A Special Meeting of Shareholders of the Scudder New Europe Portfolio of Scudder Variable Series II was held on October 29, 2002. The following matter was voted upon by the shareholders of said portfolio (the resulting votes are presented below):

1. To approve an Agreement and Plan of Reorganization as it relates to (i) the transfer of all or substantially all of the assets and all of the liabilities of the Scudder New Europe Portfolio to the Scudder International Select Equity Portfolio (the "International Portfolio"), (ii) the distribution to each shareholder of the Portfolio of Class A shares of beneficial interest of the International Portfolio in an amount equal in value to the shareholder's shares of the Portfolio, and (iii) the termination of the Portfolio.

Affirmative	Against	Abstain
4,486,127	192,570	448,219

Notes

Notes

Notes

Notes

About the Fund's Advisor

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
1-800-778-1482

SCUDDER
INVESTMENTS

Deutsche Asset Management

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Printed on recycled paper.
SVS2-2 (2/28/03) 21518
Form A
Printed in the U.S.A.